UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS Funds II

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2022

Date of reporting period: April 1, 2021 through March 31, 2022

Item 1. Reports to Stockholders.

(a)

(b) Not applicable.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

ANNUAL REPORT

March 31, 2022

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

GUIDEPATH® CONSERVATIVE INCOME FUND

GUIDEPATH® INCOME FUND

GUIDEPATH® GROWTH AND INCOME FUND

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2021 to March 31, 2022.

Market Review

For the 12-month reporting period ending March 31, 2022, US equities returned 15.7%1. During the reporting period, US equity markets saw mixed returns. Strong gains in 2021 starkly contrasted with losses seen in the first quarter of 2022. Headlines of strong economic growth and easy monetary policy in 2021 were supplanted by concerns over the war in Ukraine, elevated inflation, and rising interest rates in 2022. In contrast to the robust growth in the US equity market, international developed markets experienced muted returns rising just 1.7%2 for the one-year period ending March 31, 2022. Results were impacted by the slower, pandemic-induced economic activity carried over from 2021, and more recent macroeconomic concerns around the war in Ukraine, given the large reliance on Russian commodity exports by Europe. A stronger US dollar also led to lower returns in international developed markets, as gains in local currencies stood at 6.7%3. Emerging markets also struggled for the 12-month period ending March 31, 2022, declining 11.1%4 as China’s continued COVID-19 lockdowns and its Technology sector regulatory changes remained highly disruptive to the region’s economy and markets.

Within US equity sectors, Energy and Real Estate were the best performing sectors, gaining 64.3% and 25.8%, respectively, for the one-year period ending March 31, 20225. The Energy sector benefited as oil prices rose on inflationary pressures and surged further on supply concerns due to the war in Ukraine. Real Estate also benefited from low-interest rates and rising inflation during the period. The only US equity sector with negative performance for the one-year period was Communication Services, which was down 0.9%6 as of March 31, 2022, with much of the losses occurring during last six-months of the period. The Communication Services sector can be viewed as non-essential, and thus, amid concerns over a potential economic slowdown, it was impacted by declining consumer confidence and spending in this area.

Within equity styles, across US large-cap stocks, growth outperformed value for the one-year period by 5.6%7. However, there was a reversal in the first quarter of 2022 and value outperformed growth by over 8.0%8 as rising interest rates and lofty valuations put pressure on the growth segments. Across the capitalization spectrum, large-cap stocks outperformed both mid-cap and small-cap stocks.

Looking at broader asset classes for the one-year period ending March 31, 2022, commodities were the biggest winners, up 49.3%9 as the war in Ukraine fueled further inflationary pressures leading to a surge in oil and grain prices. Gold increased by 13.1%10, with much of the gains coming in the last three months of the reporting period during the market selloff in the first quarter of 2022. Real estate investment trusts (REITs) rose 23.5%11 over the same period as low interest rates and rising inflation drove demand.

Within fixed income, the US bond market started 2022 with its worst quarterly record in 20 years as interest rates increased after the Federal Reserve set out on a more aggressive path to tame inflation. US core bonds returned (5.9)% for the first quarter of 202212. Longer-term Treasuries, which have the greatest sensitivity to interest-rate changes, were the hardest hit and fell 10.6%13 in the first quarter of 2022. For the one-year period ending March 31, 2022, US core bonds fell 4.2%14. High yield bonds (which carry less interest rate sensitivity) fell 0.7%15, outperforming higher-quality bonds, while emerging market bonds struggled with a stronger US dollar and inflation woes leading to a (7.5)%16 return for the one-year period ending March 31, 2022.

Fund Review

Looking across the fund family, eight of the 15 funds performed in line with or outperformed their benchmarks over the 12-month period.

Performance of the GuideMark Funds was mixed during the reporting period. The GuideMark Small/Mid Cap Core Fund and the GuideMark Emerging Markets Fund outperformed their benchmarks benefitting from exposure to the momentum factor in light of trends growing stronger in value stocks in the latter part of the period as investors grew concerned over lofty valuations, rising interest rates, and inflationary pressures. The GuideMark Large Cap Core Fund lagged its benchmark over the full period due to its exposure to smaller market capitalization companies within its investment universe and the quality factor. The quality factor was also a primary detractor for the GuideMark World ex-US Fund which lagged its benchmark as

[1]	Source: Zephyr Style Advisor. US equities represented by S&P 500 Index.

[2]	Source: Zephyr Style Advisor. International developed market equities represented by MSCI EAFE Index.

[3]	Ibid.

[4]	Source: Zephyr Style Advisor. Emerging market equities represented by MSCI Emerging Markets Index.

[5]	Source: Zephyr Style Advisor. Energy sector represented by S&P 500 Energy Index; Real Estate sector represented by S&P 500 Real Estate Index.

[6]	Source: Zephyr Style Advisor. Communication Services sector represented by S&P 500 Communication Services Index.

[7]	Source: Zephyr Style Advisor. Large cap growth stocks represented by S&P 500 Growth Index and large cap value stocks represented by S&P 500 Value Index.

[8]	Ibid.

[9]	Source: Zephyr Style Advisor. Commodities represented by Bloomberg Commodity Index.

[10]	Source: Zephyr Style Advisor. Gold represented by Bloomberg Gold Subindex.

[11]	Source: Zephyr Style Advisor. REITs represented by FTSE NAREIT All Equity REITs Index.

[12]	Source: Zephyr Style Advisor. US core bonds represented by Bloomberg US Aggregate Bond Index.

[13]	Source: Zephyr Style Advisor. Long Treasuries represented by Bloomberg US Long Treasury Index.

[14]	Source: Zephyr Style Advisor. US core bonds represented by Bloomberg US Aggregate Bond Index.

[15]	Source: Zephyr Style Advisor. High yield bonds represented by Bloomberg US Corporate High Yield Bond Index.

[16]	Source: Zephyr Style Advisor. Emerging market bonds represented by Bloomberg Emerging Markets Aggregate Bond Index.

of the end of the reporting period. The GuideMark Core Fixed Income Fund underperformed its benchmark due to duration and curve positioning as well as agency-mortgage exposure which fell under pressure due to rising interest rates in the latter months of the period.

Five of the GuidePath Funds either performed in line with or outperformed their respective benchmark indexes. A tilt to US equity, along with exposure to US REITs, high yield bonds, and Treasury Inflation-Protected Securities (TIPS) benefited the returns of the GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, and GuidePath Flexible Income Allocation Fund during the reporting period. The GuidePath Tactical Allocation Fund outperformed its benchmark due to higher total equity positioning relative to its benchmark during the period along with exposure to the Energy sector. The GuidePath Absolute Return Allocation Fund underperformed its benchmark due to exposure to emerging market bonds and mortgage-backed securities (MBS). The GuidePath Managed Futures Strategy Fund underperformed its benchmark largely due to positioning in fixed income and foreign currencies in the first six months of the period.

Of the three GuidePath income-focused funds, both the GuidePath Income Fund and the GuidePath Growth and Income Fund trailed their respective benchmarks for the reporting period. Periodic exposure to emerging market bonds during the period hindered the returns of the GuidePath Income Fund while a higher exposure to US large-cap core equities during the market correction of the first quarter of 2022 detracted from relative returns of the GuidePath Growth and Income Fund. The emphasis on credit risk and inflation-linked exposure within the GuidePath Conservative Income, as well as a shorter duration, benefited returns as interest rates rose over the period, pushing Treasury returns negative amid increasing inflation fears.

Looking Ahead

With recession worries on the rise for 2023, recency bias may lead many to fear the worst. However, it’s important to remember that volatility is a normal part of the market cycle. As cycles evolve, investors and portfolios should be prepared to confront various outcomes. During times of volatility, there tends to be greater dispersion of returns across sectors, industries, and individual companies, which offers asset managers the opportunity to add value through active allocation decisions or security selection. This can complement broad market exposures in a diversified portfolio by adding a little “more growth,” a little “more income,” or a little “more preservation” – focused investment exposure. The key is to make sure the portfolio meets the goals and needs of the investor rather than trying to time the shifts. Instead, we believe investors should seek to achieve the right exposures to take advantage of all changing market tides.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

Past performance is no guarantee of future results and it is not possible to invest directly in any index.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the GuideMark and GuidePath Funds including investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. The Principal Underwriter for the GuideMark and GuidePath Funds is AssetMark Brokerage®, LLC (AssetMark Brokerage), a member of the Financial Industry Regulatory Authority, Inc. AssetMark Brokerage is an affiliate of AssetMark, Inc. and shares its address. ©2022 AssetMark, Inc. All rights reserved.

Investment Terms

Market Capitalization or Market Cap refers to the total value of an issuer’s outstanding shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

Small Cap stocks generally refer to shares of companies with a market cap between $300 million and $2 billion.

Mid Cap stocks generally refer to shares of companies with a market cap between $2 billion and $10 billion.

Large Cap stocks generally refer to shares of companies with a market cap of $10 billion or greater.

Investment Factors:

Value refers to how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow.

Momentum refers to whether a company’s share price is trending up or down.

Quality refers to profitability.

Volatility is a statistical measure of the dispersion of returns for a given security, market index or portfolio over a period of time. Low volatility means that the value of a security, market index or portfolio stays relatively stable. High volatility means that the value of a security, market index or portfolio experiences rapid increases and dramatic falls and may move erratically.

Inflation is the measure of average prices of a “basket” of consumer goods over time.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 7, 2021, the market capitalization of the companies in the Russell 1000® Index ranged from $3.6 billion to $2.2 trillion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuideMark® Large Cap Core Fund(3)
Service Shares	11.59%	15.01%	12.41%	6.49%
Institutional Shares	11.98%	15.60%	13.03%	12.21%
Russell 1000® Index	13.27%	15.82%	14.53%	8.78%

(1)	Inception date is June 29, 2001 for Service Shares and April 29, 2011 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 13.71%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 11.6%, underperforming the Russell 1000 Index at 13.3%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the quality factor was the largest detractor.

•	As a result of the investment process, the Fund was hurt by its tilt toward stocks with smaller market capitalizations within its investment universe.

•	The Fund saw modest contributions from the value and momentum factors as momentum became positively correlated with the value factor during the 12-month period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	5.95%
2	Microsoft Corp.	5.14%
3	Vanguard S&P 500 ETF	3.33%
4	Amazon.com, Inc.	2.98%
5	Alphabet, Inc. – Class C	1.82%
6	Alphabet, Inc. – Class A	1.81%
7	Berkshire Hathaway, Inc. – Class B	1.55%
8	NVIDIA Corp.	1.35%
9	Telsa, Inc.	1.26%
10	Facebook, Inc. – Class A	1.14%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund(2)
Service Shares	-10.07%	5.40%	8.21%	4.72%
MSCI Emerging Markets Index	-11.08%	6.35%	3.73%	9.16%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned (10.1)%, outperforming the MSCI Emerging Markets Index at (11.1)%.

•

As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the momentum factor contributed the most positively to excess return relative to the benchmark.

•	The quality factor detracted from the Fund’s returns on an absolute basis, and the slight overweight exposure to Russian equities hurt Fund performance relative to the benchmark.

•	The Fund saw positive contributions from the value factor as momentum and value became positively correlated with the value factor during the 12-month period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Taiwan Semiconductor Manufacturing Co., Ltd.	6.83%
2	Samsung Electronics Co., Ltd.	3.57%
3	iShares MSCI Saudi Arabia ETF	3.28%
4	Tencent Holdings, Ltd.	3.26%
5	iShares Core MSCI Emerging Markets ETF	2.46%
6	Alibaba Group Holdings, Ltd.	2.39%
7	Vale SA	1.50%
8	Infosys, Ltd.	1.47%
9	China Construction Bank Corp. – Series H	0.81%
10	Tata Consultancy Services, Ltd.	0.73%

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 7, 2021, the market capitalization of the companies in the Russell 2500TM Index ranged from $257 million to $18.4 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund(2)
Service Shares	1.38%	12.23%	11.80%	8.37%
Russell 2500TM Index	0.34%	11.57%	12.09%	9.45%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 1.4%, outperforming the Russell 2500 Index at 0.3%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value factor was the largest contributor.

•	The Fund saw positive contributions from the momentum factor as momentum became positively correlated with the value factor during the 12-month period.

•	Fund results were hurt by the quality factor and by a tilt toward stocks with smaller market capitalizations.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.35%
2	Devon Energy Corp.	0.50%
3	ON Semiconductor Corp.	0.39%
4	Monolithic Power Systems, Inc.	0.34%
5	PerkinElmer, Inc.	0.33%
6	Molina Healthcare, Inc.	0.33%
7	Enphase Energy, Inc.	0.28%
8	The Mosaic Co.	0.27%
9	Veritiv Corp.	0.26%
10	Diamondback Energy, Inc.	0.25%

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-USA INDEX – The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries excluding the U.S. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuideMark® World ex-US Fund(3)
Service Shares	-0.27%	6.15%	4.77%	3.18%
Institutional Shares(4)	0.08%	6.91%	5.45%	3.72%
MSCI World ex-USA Index	3.56%	7.68%	6.78%	6.05%

(1)	Inception date is June 29, 2001 for Service Shares and April 29, 2011 for Institutional Shares.

(2)	The return shown for the MSCI World ex-USA Index is from the inception date of the Service Shares. The MSCI World ex-USA Index return from the inception date of the Institutional Shares is 5.05%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

(4)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned (0.3)%, underperforming the MSCI World ex-USA Index at 3.6%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the quality factor was the largest detractor.

•	The Fund was hurt by underperformance of developed international equity, specifically Japanese equities.

•	Modest contributions from the value and momentum factors were not able to outpace the underperformance from the quality factor.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	2.16%
2	Nestle SA	1.88%
3	Roche Holdings AG	1.75%
4	ASML Holding NV	1.23%
5	Novo Nordisk AS – Series B	1.19%
6	LVMH Moet Hennessy Louis Vuitton SE	1.18%
7	AstraZeneca PLC	0.93%
8	Shell PLC	0.86%
9	Novartis AG	0.86%
10	Royal Bank of Canada	0.82%

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund(2)
Service Shares	-4.88%	1.66%	1.61%	3.36%
Bloomberg U.S. Aggregate Bond Index	-4.15%	2.14%	2.24%	4.09%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned (4.9)%, underperforming the Bloomberg US Aggregate Bond Index at (4.2)%.

•	Overweight exposure to investment grade corporate credit and selection within credit detracted from returns as credit spreads widened in the second half of the period.

•

Exposure to the securitized credit sector, including residential mortgage-backed securities, collateralized loan obligations, and commercial mortgage-backed securities tempered returns as rates rose in the first quarter of 2022.

•	Treasury Inflation Protected Securities (“TIPS”) exposure benefited returns given the continued upside surprises to inflation trends over the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures, options written and swap contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, 2.000%, 03/25/2050	6.61%
2	U.S. Treasury Note, 1.375%, 08/31/2023	4.06%
3	U.S. Treasury Note, 2.875%, 07/31/2025	3.65%
4	Federal National Mortgage Association, 2.000%, 06/15/2051	3.24%
5	Federal National Mortgage Association, 2.500%, 05/15/2051	2.76%
6	Federal National Mortgage Association, 2.500%, 09/25/2049	2.74%
7	U.S. Treasury Note, 1.875%, 02/28/2029	2.53%
8	U.S. Treasury Note, 0.750%, 04/30/2026	1.62%
9	U.S. Treasury Note, 0.125%, 08/31/2022	1.59%
10	Federal National Mortgage Association, 1.500%, 04/15/2036	1.56%

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath® Growth Allocation Fund(3)
Service Shares	5.22%	11.36%	8.82%	7.61%
Institutional Shares	5.59%	11.98%	N/A	9.68%
S&P® Target Risk Aggressive Index	5.22%	10.02%	9.59%	8.79%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 9.66%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 5.2%, in-line with the S&P Target Risk Aggressive Index at 5.2%.

•

Returns benefited from tilting towards large cap stocks as they were viewed more favorably during most of the period. Exposure to US real estate investment trusts (REITs) proved beneficial due to low interest rates and strong demand.

•

Exposure to small cap equities detracted. Emerging market equities, particularly exposure to China, dampened returns during the period as a result of the negative impact of COVID-19 on emerging market economies.

•	Small country-specific exposures to Canadian and Swiss equity added to returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	17.83%
2	Vanguard FTSE Developed Markets ETF	10.81%
3	Schwab U.S. Large-Cap ETF	8.08%
4	iShares Core S&P Small-Cap ETF	6.39%
5	American Funds – The Growth Fund of America – Class F3	6.15%
6	Schwab U.S. Large-Cap Growth ETF	6.09%
7	iShares Core MSCI Emerging Markets ETF	5.95%
8	American Funds – Fundamental Investors – Class F3	4.94%
9	Vanguard Russell 1000 Growth ETF	4.91%
10	AMCAP Fund – Class F3	4.91%

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath® Conservative Allocation Fund(3)
Service Shares	2.59%	6.24%	5.25%	4.66%
Institutional Shares	2.95%	6.83%	N/A	5.88%
S&P® Target Risk Conservative Index	-0.52%	5.47%	4.94%	4.90%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.87%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 2.6%, outperforming the S&P Target Risk Conservative Index at (0.5)%.

•

Fund returns benefited from exposure to large cap stocks as they were viewed more favorably during most of the period. Exposure to US real estate investment trusts (REITs) proved beneficial due to low interest rates and strong demand.

•	Returns were helped by high yield bond exposure within fixed income and a small commodities allocation to gold.

•

Exposure to small cap equities detracted from the Fund’s returns for the period. Emerging market equities, particularly exposure to China, dampened returns during the period as a result of the negative impact of COVID-19 on emerging market economies.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	6.75%
2	Vanguard Mortgage-Backed Securities ETF	6.59%
3	American Funds – The Income Fund of America – Class F3	4.95%
4	American Funds – Capital Income Builder – Class F3	4.92%
5	iShares Core Aggressive Allocation ETF	4.64%
6	iShares 7-10 Year Treasury Bond ETF	3.95%
7	iShares Core Growth Allocation ETF	3.92%
8	American Funds Multi-Sector Income Fund	3.90%
9	American Funds – The Bond Fund of America	3.88%
10	iShares Core U.S. Aggregate Bond ETF	3.85%

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath® Tactical Allocation Fund(3)
Service Shares	10.32%	8.00%	5.94%	5.02%
Institutional Shares	10.71%	8.60%	N/A	6.59%
S&P 500® Daily Risk Control 10% Index	9.44%	10.22%	9.30%	8.23%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 9.48%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 10.3%, outperforming the S&P 500 Daily Risk Control 10% Index at 9.4%.

•	Overweight equity positioning relative to the benchmark during the period contributed positively to returns.

•	Overweight energy exposure benefited returns as the war in Ukraine caused prices to soar. Security selection within the consumer staples sector helped returns.

•	Security selection within the communications sector and an underweight to the technology sector detracted from returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Microsoft Corp.	3.04%
2	Aflac, Inc.	2.61%
3	ConocoPhillips	2.54%
4	Tyson Foods, Inc. – Class A	2.53%
5	Pfizer, Inc.	2.50%
6	Regeneron Pharmaceuticals, Inc.	2.50%
7	Alphabet, Inc. – Class A	2.49%
8	Hartford Financials Services Group, Inc.	2.43%
9	Bio-Rad Laboratories, Inc.	2.37%
10	Procter & Gamble Co.	2.37%

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath® Absolute Return Allocation Fund(3)
Service Shares	-2.80%	1.74%	2.24%	2.14%
Institutional Shares	-2.46%	2.29%	N/A	2.79%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	0.56%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the FTSE 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The FTSE 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.63%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned (2.8)%, underperforming the FTSE 3-Month Treasury Bill Index at 0.1%.

•

All of the Fund’s underperformance occurred in the first quarter of 2022 when bond returns came under pressure due to the first Federal Reserve rate increase in more than three years followed by a rapid increase in yields as the Federal Reserve signaled a more aggressive policy stance.

•	Positioning in emerging market government bonds, mortgage backed securities, and interest-rate hedged corporate bonds drove the Fund’s relative underperformance.

•	Returns from a small exposure to US equities and floating rate notes benefited Fund performance for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	ProShares Investment Grade-Interest Rate Hedged ETF	11.08%
2	DoubleLine Total Return Bond Fund – Institutional Shares	10.29%
3	Vanguard Emerging Markets Government Bond ETF	10.12%
4	Vanguard High-Yield Corporate Fund – Admiral Shares	8.59%
5	Vanguard Mortgage-Backed Securities ETF	7.45%
6	DoubleLine Low Duration Bond Fund – Institutional Shares	7.28%
7	BlackRock Low Duration Bond Portfolio – Insitutional Shares	7.24%
8	Xtrackers USD High Yield Corporate Bond ETF	6.56%
9	DoubleLine Flexible Income Fund – Institutional Shares	6.50%
10	T. Rowe Price Institutional Floating Rate Fund – Investor Shares	5.04%

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund(2)
Service Shares	3.08%	4.64%	4.68%
Morningstar Multi-Asset High Income Index	-1.37%	2.44%	3.33%

(1)	Inception date is August 31, 2012.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 3.1%, outperforming the Morningstar Multi-Asset High Income Index at (1.4)%.

•

The Fund’s exposure to US dividend equity securities was the major driver of returns during the period. US REITs, global infrastructure equity and utilities sector exposure also contributed positively to Fund returns for the period.

•	Returns were helped by high yield bond and floating rate notes exposure.

•	Exposure to emerging market dividend equities and bonds hurt Fund returns given weaknesses in specific regions and a rising US dollar.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Global X U.S. Preferred ETF	6.21%
2	Vanguard High Dividend Yield ETF	5.80%
3	Schwab U.S. Dividend Equity ETF	5.75%
4	Vanguard High-Yield Corporate Fund – Admiral Shares	5.68%
5	iShares Emerging Markets Dividend ETF	5.34%
6	T.Rowe Price Institutional Floating Rate Fund – Investor Shares	5.03%
7	iShares Select Dividend ETF	4.98%
8	WisdomTree U.S. Large Cap Dividend Fund	4.90%
9	Loomis Sayles Global Allocation Fund – Class Y	4.89%
10	Vanguard Long-Term Treasury ETF	4.02%

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)(2)
GuidePath® Flexible Income Allocation Fund(3)
Service Shares	-2.33%	4.07%	2.56%
Institutional Shares	-2.00%	4.64%	3.23%
Bloomberg U.S. Aggregate Bond Index	-4.15%	2.14%	1.97%

(1)	Inception date is August 31, 2012 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 2.02%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned (2.3)%, outperforming the Bloomberg US Aggregate Bond Index at (4.2)%.

•	Positioning in high yield bonds, short-term Treasuries and TIPS was a big driver of outperformance relative to the benchmark.

•	Small allocations to US and international equity helped performance. Exposure to the software industry was beneficial as the technology sector saw strong returns during the period.

•	Exposure to long-term and intermediate-term US Treasuries hurt returns, as did positioning in mortgage backed securities.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Portfolio Short Term Treasury ETF	17.37%
2	BlackRock High Yield Portfolio – Institutional Shares	13.56%
3	Vanguard Short-Term Treasury ETF	8.04%
4	Schwab Short-Term U.S. Treasury ETF	8.03%
5	Vanguard Total Bond Market ETF	6.66%
6	Schwab U.S. TIPS ETF	6.47%
7	Schwab Intermediate-Term U.S. Treasury ETF	4.02%
8	Technology Select Sector SPDR ETF	3.42%
9	Vanguard Intermediate-Term Corporate Bond ETF	3.33%
10	SPDR Portfolio Aggregate Bond ETF	3.32%

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator. Currently, one of the ten managers whose performance is tracked by the SG Trend Index is AlphaSimplex Group LLC, sub-advisor to the GuidePath® Managed Futures Strategy Fund.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund(2)
Service Shares	16.96%	6.27%	2.86%
Institutional Shares	17.38%	6.83%	3.43%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.94%
SG Trend Index	23.73%	7.18%	3.65%

(1)	Inception date is January 19, 2016 for Service Shares and Institutional Shares.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund’s Service Shares returned 17.0%, underperforming the SG Trend Index at 23.7%.

•

All of the Fund’s underperformance occurred in the first six months of the period due to short positions in global fixed income and long positions in the US dollar. The Fund’s use of forwards and futures to implement its strategy had a positive impact on performance.

•	In the last six months of the period, the short position to fixed income benefitted Fund performance as interest rates consistently trended higher during the period.

•

Commodities exposure was the largest driver of returns, especially in the last six months of the period. Long positions to energy and agriculture benefited Fund returns as commodity prices surged due to concerns regarding inflation and geopolitical events.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Percentages expressed exclude derivative instruments, such as futures and forward currency contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of March 31, 2022.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. Treasury 1-3 YEAR INDEX – The Bloomberg U.S. Treasury 1-3 Year Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Conservative Income Fund(2)
Shares	-1.12%	0.46%
Bloomberg U.S. Treasury 1-3 Year Index	-3.05%	1.38%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund returned (1.1)%, outperforming the Bloomberg US Treasury 1-3 Year Index at (3.1)%.

•	Exposure to bank loans, high yield credit and inflation-linked bonds boosted relative returns as inflation trends and central bank tightening weighed on global bond markets.

•	A target allocation of 50% to cash equivalents had a positive effect on relative returns by lessening interest rate sensitivity.

•	Exposure to short-term US Treasuries hurt absolute returns, as inflation trends and central bank tightening weighed on global bond markets.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab Short-Term U.S. Treasury ETF	35.27%
2	iShares 0-5 Year TIPS Bond ETF	9.19%

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Income Fund(2)
Shares	-5.53%	0.09%
Bloomberg U.S. Aggregate Bond Index	-4.15%	2.36%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund returned (5.5)%, underperforming the Bloomberg US Aggregate Bond Index at (4.2)%.

•

Most of the Fund’s underperformance occurred in the latter half of the reporting period as the US dollar strengthened creating a headwind for emerging market bond exposures (both investment grade and high yield).

•	Exposure to high yield credit and inflation-linked bonds boosted relative returns as inflation trends and central bank tightening weighed on global bond markets.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab Intermediate-Term U.S. Treasury ETF	48.00%
2	iShares Core U.S. Aggregate Bond ETF	40.51%
3	Schwab U.S. TIPS ETF	10.06%

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI USA HIGH DIVIDEND YIELD INDEX – The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Growth and Income Fund(2)
Shares	7.90%	7.50%
MSCI USA High Dividend Yield Index	11.43%	10.89%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2022, the Fund returned 7.9%, underperforming the MSCI USA High Dividend Yield Index at 11.4%.

•

Most of the Fund’s underperformance resulted from exposure to non-US dividend-oriented stocks in the first quarter of 2022. Exposure to US REITs also detracted from Fund returns as interest rates and the US dollar pushed higher over the reporting period.

•

The Fund’s exposure to US large cap core equities (primarily through S&P 500 futures) also weighed on returns during the first quarter of 2022 with the strong reversal towards value and lower beta stocks.

•	Exposure to master limited partnerships (“MLPs”) and US dividend-oriented stocks boosted returns as energy prices gained traction throughout the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures and options written.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High Dividend Yield ETF	27.67%
2	Global X MLP ETF	7.24%
3	Procter & Gamble, Co.	1.24%
4	Johnson & Johnson	1.24%
5	Coca-Cola Co.	1.13%
6	Home Depot, Inc.	1.12%
7	PepsiCo, Inc.	1.03%
8	Pfizer, Inc.	0.96%
9	Cisco Systems, Inc.	0.95%
10	Verizon Communications, Inc.	0.92%

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2022

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2021 to March 31, 2022, except as otherwise noted below.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Fund		Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio[1] based on the period October 1, 2021 – March 31, 2022	Expenses Paid During Period[2] October 1, 2021 – March 31, 2022
INSTITUTIONAL SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,032.40	0.56%	$2.84
Core Fund	Hypothetical[3]	$1,000.00	$1,022.14	0.56%	$2.82
GuideMark® World	Actual	$1,000.00	$954.50	0.81%	$3.95
ex-US Fund	Hypothetical[3]	$1,000.00	$1,020.89	0.81%	$4.08
GuidePath® Growth	Actual	$1,000.00	$991.40	0.33%	$1.64
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.29	0.33%	$1.66
GuidePath® Conservative	Actual	$1,000.00	$994.90	0.20%	$0.99
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.93	0.20%	$1.01
GuidePath® Tactical	Actual	$1,000.00	$1,063.90	0.46%	$2.37
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.64	0.46%	$2.32
GuidePath® Absolute Return	Actual	$1,000.00	$959.60	0.34%	$1.66
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.24	0.34%	$1.72
GuidePath® Flexible Income	Actual	$1,000.00	$953.60	0.30%	$1.46
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.44	0.30%	$1.51
GuidePath® Managed Futures	Actual	$1,000.00	$1,166.30	1.14%	$6.16
Strategy Fund	Hypothetical[3]	$1,000.00	$1,019.25	1.14%	$5.74
[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2022

Fund		Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio[1] based on the period October 1, 2021 – March 31, 2022	Expenses Paid During Period[2] October 1, 2021 – March 31, 2022
SINGLE CLASS SHARES
GuidePath® Conservative	Actual	$1,000.00	$986.00	0.69%	$3.42
Income Fund	Hypothetical[3]	$1,000.00	$1,021.49	0.69%	$3.48
GuidePath® Income	Actual	$1,000.00	$929.00	0.99%	$4.76
Fund	Hypothetical[3]	$1,000.00	$1,020.00	0.99%	$4.99
GuidePath® Growth and	Actual	$1,000.00	$1,043.60	0.82%	$4.18
Income Fund	Hypothetical[3]	$1,000.00	$1,020.84	0.82%	$4.13
[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

Fund		Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio[1] based on the period October 1, 2021 – March 31, 2022	Expenses Paid During Period[2] October 1, 2021 – March 31, 2022
SERVICE SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,030.60	0.90%	$4.56
Core Fund	Hypothetical[3]	$1,000.00	$1,020.44	0.90%	$4.53
GuideMark® Emerging	Actual	$1,000.00	$929.30	1.48%	$7.12
Markets Fund	Hypothetical[3]	$1,000.00	$1,017.70	1.48%	$7.44
GuideMark® Small/Mid Cap	Actual	$1,000.00	$983.40	1.20%	$5.93
Core Fund	Hypothetical[3]	$1,000.00	$1,018.95	1.20%	$6.04
GuideMark® World	Actual	$1,000.00	$952.90	1.15%	$5.60
ex-US Fund	Hypothetical[3]	$1,000.00	$1,019.20	1.15%	$5.79
GuideMark® Core	Actual	$1,000.00	$936.50	0.95%	$4.59
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,020.19	0.95%	$4.78
GuidePath® Growth	Actual	$1,000.00	$989.70	0.68%	$3.37
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.54	0.68%	$3.43
GuidePath® Conservative	Actual	$1,000.00	$993.10	0.55%	$2.73
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.19	0.55%	$2.77
GuidePath® Tactical	Actual	$1,000.00	$1,062.10	0.81%	$4.16
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.89	0.81%	$4.08
GuidePath® Absolute Return	Actual	$1,000.00	$957.90	0.69%	$3.37
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.49	0.69%	$3.48
GuidePath® Multi-Asset Income	Actual	$1,000.00	$1,000.60	0.84%	$4.19
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.74	0.84%	$4.23
GuidePath® Flexible Income	Actual	$1,000.00	$952.10	0.63%	$3.07
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.79	0.63%	$3.18
GuidePath® Managed Futures	Actual	$1,000.00	$1,164.10	1.55%	$8.36
Strategy Fund	Hypothetical[3]	$1,000.00	$1,017.20	1.55%	$7.80
[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS - 93.58%
	Aerospace & Defense - 0.56%
597	Axon Enterprise, Inc. (a)	$82,225
2,151	General Dynamics Corp.	518,778
1,357	Huntington Ingalls Industries, Inc.	270,640
1,227	L3Harris Technologies, Inc.	304,873
1,297	Lockheed Martin Corp.	572,496
1,268	Northrop Grumman Corp.	567,075
6,366	Raytheon Technologies Corp.	630,680
12,883	Textron, Inc.	958,237

		3,905,004

	Air Freight & Logistics - 0.36%
5,629	C.H. Robinson Worldwide, Inc. (b)	606,300
3,551	Expeditors International of Washington, Inc.	366,321
3,287	FedEx Corp.	760,579
3,273	United Parcel Service, Inc. - Class B	701,927
930	XPO Logistics, Inc. (a)	67,704

		2,502,831

	Airlines - 0.31%
14,218	Alaska Air Group, Inc. (a)	824,786
89,319	JetBlue Airways Corp. (a)	1,335,319

		2,160,105

	Auto Components - 0.06%
10,122	BorgWarner, Inc.	393,746

	Automobiles - 1.95%
176,021	Ford Motor Co.	2,976,515
16,105	Harley-Davidson, Inc. (b)	634,537
8,089	Tesla, Inc. (a)(b)	8,716,706
14,715	Thor Industries, Inc. (b)	1,158,071

		13,485,829

	Banks - 2.87%
64,212	Bank of America Corp.	2,646,819
9,684	Bank OZK (b)	413,507
29,180	Citigroup, Inc.	1,558,212
12,279	Citizens Financial Group, Inc.	556,607
4,704	Comerica, Inc. (b)	425,383
2,464	Cullen Frost Bankers, Inc.	341,042
3,734	East West Bancorp, Inc.	295,061
19,017	F.N.B. Corp.	236,762
15,262	Fifth Third Bancorp	656,876
37,039	JPMorgan Chase & Co.	5,049,156
4,928	PacWest Bancorp	212,545
1,693	Pinnacle Financial Partners, Inc.	155,891
7,361	Popular, Inc. - ADR	601,688
23,321	Regions Financial Corp.	519,125
2,188	Signature Bank	642,156
887	SVB Financial Group (a)	496,232
12,196	Synovus Financial Corp.	597,604
4,562	The PNC Financial Services Group, Inc.	841,461
7,038	U.S. Bancorp	374,070
10,986	Umpqua Holdings Corp.	207,196
42,487	Wells Fargo & Co.	2,058,920
6,191	Western Alliance Bancorp	512,739
5,159	Wintrust Financial Corp.	479,426

		19,878,478

	Beverages - 1.03%
706	Boston Beer Co., Inc. - Class A (a)(b)	274,260
1,412	Brown-Forman Corp. - Class A	88,589

Number of Shares		Value
	Beverages (Continued)
5,611	Brown-Forman Corp. - Class B	$376,049
35,213	Molson Coors Brewing Co. - Class B (b)	1,879,670
5,404	Monster Beverage Corp. (a)	431,779
15,668	PepsiCo, Inc.	2,622,510
23,165	The Coca-Cola Co.	1,436,230

		7,109,087

	Biotechnology - 1.54%
8,640	Amgen, Inc.	2,089,325
3,795	Biogen, Inc. (a)	799,227
25,126	Exelixis, Inc. (a)	569,607
25,418	Gilead Sciences, Inc.	1,511,100
8,671	Incyte Corp. (a)	688,651
6,395	Moderna, Inc. (a)	1,101,603
1,265	Regeneron Pharmaceuticals, Inc. (a)	883,501
4,281	Seagen, Inc. (a)	616,678
6,030	United Therapeutics Corp. (a)	1,081,842
5,128	Vertex Pharmaceuticals, Inc. (a)	1,338,254

		10,679,788

	Building Products - 0.82%
4,380	A. O. Smith Corp.	279,838
2,541	Allegion PLC - ADR	278,951
13,333	Builders FirstSource, Inc. (a)	860,512
15,027	Carrier Global Corp.	689,288
2,102	Fortune Brands Home & Security, Inc.	156,137
13,255	Johnson Controls International PLC - ADR	869,130
1,889	Lennox International, Inc.	487,098
9,597	Masco Corp.	489,447
13,723	Owens Corning, Inc.	1,255,654
5,175	Trex Co., Inc. (a)(b)	338,083

		5,704,138

	Capital Markets - 3.11%
2,741	Affiliated Managers Group, Inc.	386,344
2,722	Ameriprise Financial, Inc.	817,580
7,296	Ares Management Corp. - Class A	592,654
613	BlackRock, Inc.	468,436
1,137	Cboe Global Markets, Inc.	130,096
1,745	CME Group, Inc.	415,066
5,894	Evercore, Inc. - Class A	656,120
2,192	FactSet Research Systems, Inc.	951,657
10,502	Franklin Resources, Inc.	293,216
56,800	Invesco, Ltd. - ADR	1,309,808
10,213	Janus Henderson Group PLC - ADR	357,659
12,937	KKR & Co, Inc.	756,426
15,094	Lazard, Ltd. - Class A - ADR	520,743
5,174	LPL Financial Holdings, Inc. (b)	945,186
878	MarketAxess Holdings, Inc.	298,696
4,390	Moody’s Corp.	1,481,230
12,533	Morgan Stanley	1,095,384
1,683	Morningstar, Inc. (b)	459,745
966	MSCI, Inc.	485,782
2,329	NASDAQ OMX Group, Inc.	415,028
5,521	Raymond James Financial, Inc.	606,813
4,397	S&P Global, Inc. (b)	1,803,643
4,970	SEI Investments Co.	299,244
7,650	Stifel Financial Corp. (b)	519,435
3,810	T. Rowe Price Group, Inc.	576,034
11,744	The Bank of New York Mellon Corp.	582,855
12,728	The Blackstone Group, Inc.	1,615,692

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Capital Markets (Continued)
12,270	The Carlyle Group, Inc.	$600,126
16,330	The Charles Schwab Corp.	1,376,782
1,650	Tradeweb Markets, Inc. - Class A	144,985
15,168	Virtu Financial, Inc. - Class A	564,553

		21,527,018

	Chemicals - 0.75%
2,300	Albemarle Corp.	508,645
4,723	CF Industries Holdings, Inc.	486,752
3,841	Dow, Inc.	244,749
762	Ecolab, Inc.	134,539
4,131	LyondellBasell Industries NV - Class A - ADR	424,749
15,221	Olin Corp.	795,754
1,661	PPG Industries, Inc.	217,707
4,998	RPM International, Inc.	407,037
12,566	The Mosaic Co.	835,639
709	The Scotts Miracle-Gro Co.	87,179
9,304	Valvoline, Inc.	293,634
6,258	Westlake Chemical Corp. (b)	772,237

		5,208,621

	Commercial Services & Supplies - 0.63%
54,121	ADT, Inc. (b)	410,778
2,300	Avery Dennison Corp.	400,131
2,336	Cintas Corp.	993,711
2,198	Clean Harbors, Inc. (a)	245,385
2,725	Copart, Inc. (a)	341,906
4,158	Republic Services, Inc.	550,935
21,174	Rollins, Inc. (b)	742,149
4,237	Waste Management, Inc.	671,564

		4,356,559

	Communications Equipment - 1.36%
4,636	Arista Networks, Inc. (a)	644,311
3,923	Ciena Corp. (a)	237,852
37,110	Cisco Systems, Inc.	2,069,254
1,842	F5 Networks, Inc. (a)(b)	384,886
6,819	Juniper Networks, Inc.	253,394
2,542	Motorola Solutions, Inc.	615,672
1,961	Palo Alto Networks, Inc. (a)(b)	1,220,742
20,321	Qualcomm, Inc.	3,105,455
3,099	Ubiquiti, Inc. (b)	902,305

		9,433,871

	Construction & Engineering - 0.43%
14,002	AECOM	1,075,494
2,520	Jacobs Engineering Group, Inc.	347,281
1,168	Martin Marietta Materials, Inc.	449,552
10,640	MasTec, Inc. (a)(b)	926,744
1,240	Quanta Services, Inc.	163,196

		2,962,267

	Construction Materials - 0.03%
1,144	Vulcan Materials Co.	210,153

	Consumer Finance - 1.00%
29,160	Ally Financial, Inc.	1,267,877
6,151	American Express Co.	1,150,237
9,924	Capital One Financial Corp.	1,302,922
891	Credit Acceptance Corp. (a)(b)	490,380
7,195	Discover Financial Services	792,817
22,077	OneMain Holdings, Inc.	1,046,670

Number of Shares		Value
	Consumer Finance (Continued)
24,728	Synchrony Financial	$860,782

		6,911,685

	Containers & Packaging - 0.37%
8,343	Ardagh Group SA - ADR (c)(d)(f)	140,204
2,666	Berry Plastics Group, Inc. (a)	154,521
7,043	International Paper Co. (b)	325,035
6,169	Sealed Air Corp.	413,076
31,947	WestRock Co.	1,502,468

		2,535,304

	Distributors - 0.23%
3,321	Genuine Parts Co.	418,512
25,404	LKQ Corp.	1,153,596

		1,572,108

	Diversified Consumer Services - 0.26%
9,636	frontdoor, Inc. (a)	287,635
2,873	Grand Canyon Education, Inc. (a)	278,997
31,982	H&R Block, Inc.	832,811
6,234	Service Corp. International	410,322

		1,809,765

	Diversified Financial Services - 0.38%
3,190	Apollo Global Management, Inc.	197,748
47,390	Jefferies Financial Group, Inc. (b)	1,556,761
12,848	Voya Financial, Inc.	852,465

		2,606,974

	Diversified Telecommunication Services - 0.60%
64,569	AT&T, Inc.	1,525,765
125,944	Lumen Technologies, Inc. (b)	1,419,389
23,672	Verizon Communications, Inc.	1,205,852

		4,151,006

	Electric Utilities - 0.59%
1,909	American Electric Power Co., Inc.	190,461
2,972	Constellation Energy Corp.	167,175
5,529	Duke Energy Corp.	617,368
2,500	Edison International	175,250
6,614	Evergy, Inc.	452,001
10,493	Exelon Corp.	499,782
5,320	FirstEnergy Corp.	243,975
6,814	Hawaiian Electric Industries, Inc.	288,300
1,337	IDACORP, Inc.	154,236
8,069	NextEra Energy, Inc.	683,525
25,639	PG&E Corp. (a)	306,130
4,590	The Southern Co.	332,821

		4,111,024

	Electrical Equipment - 0.59%
5,718	Acuity Brands, Inc.	1,082,417
3,227	Agilent Technologies, Inc.	427,029
4,521	Eaton Corp. PLC - ADR	686,107
6,553	Emerson Electric Co.	642,521
692	Generac Holdings, Inc. (a)	205,704
9,165	nVent Electric PLC - ADR	318,759
1,522	Rockwell Automation, Inc.	426,206
20,284	Vertiv Holdings Co.	283,976

		4,072,719

	Electronic Equipment, Instruments & Components - 0.69%
8,359	Arrow Electronics, Inc. (a)	991,628

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
2,524	CDW Corp.	$451,518
2,117	Cognex Corp.	163,327
2,181	Dolby Laboratories, Inc. - Class A	170,598
4,826	Keysight Technologies, Inc. (a)	762,363
14,111	National Instruments Corp.	572,765
7,173	SYNNEX Corp.	740,325
2,165	Zebra Technologies Corp. - Class A (a)	895,661

		4,748,185

	Energy Equipment & Services - 0.18%
14,012	Halliburton Co.	530,635
25,717	NOV, Inc.	504,310
5,225	Schlumberger Ltd. - ADR	215,845

		1,250,790

	Entertainment - 0.34%
4,008	Activision Blizzard, Inc.	321,081
1,813	Electronic Arts, Inc.	229,363
2,452	Netflix, Inc. (a)	918,495
1,379	Spotify Technology SA - ADR (a)	208,256
1,300	Take-Two Interactive Software, Inc. (a)	199,862
3,662	The Walt Disney Co. (a)	502,280

		2,379,337

	Food & Staples Retailing - 2.40%
27,462	Albertsons Cos., Inc. - Class A	913,112
3,519	Casey’s General Stores, Inc.	697,360
5,984	Costco Wholesale Corp.	3,445,886
34,140	CVS Health Corp.	3,455,310
36,487	Kroger Co.	2,093,259
11,517	SYSCO Corp.	940,363
17,105	US Foods Holding Corp. (a)	643,661
30,691	Walgreens Boots Alliance, Inc.	1,374,036
20,597	Walmart, Inc.	3,067,305

		16,630,292

	Food Products - 1.40%
25,823	Archer-Daniels-Midland Co.	2,330,784
7,828	Bunge, Ltd. - ADR	867,421
2,147	Campbell Soup Co.	95,692
19,722	Flowers Foods, Inc.	507,053
9,147	General Mills, Inc.	619,435
3,985	Ingredion, Inc.	347,293
2,456	Kellogg Co. (b)	158,387
5,716	Mondelez International, Inc. - Class A	358,850
14,129	Post Holdings, Inc. (a)(b)	978,574
6,634	The Hain Celestial Group, Inc. (a)	228,209
4,524	The Hershey Co.	980,034
3,527	The J.M. Smucker Co. (b)	477,591
10,520	The Kraft Heinz Co.	414,383
14,909	Tyson Foods, Inc. - Class A	1,336,294

		9,700,000

	Gas Utilities - 0.22%
9,014	EQT Corp. (b)	310,172
4,593	National Fuel Gas Co.	315,539
25,425	UGI Corp. (b)	920,893

		1,546,604

	Health Care Equipment & Supplies - 1.99%
1,858	ABIOMED, Inc. (a)	615,444

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
1,641	Align Technology, Inc. (a)	$715,476
2,719	Baxter International, Inc.	210,831
1,287	Becton Dickinson and Co.	342,342
4,320	Danaher Corp.	1,267,186
1,427	DexCom, Inc. (a)	730,053
13,821	Edwards Lifesciences Corp. (a)	1,627,008
5,996	Envista Holdings Corp. (a)(b)	292,065
8,783	Hologic, Inc. (a)	674,710
508	ICU Medical, Inc. (a)	113,101
2,676	IDEXX Laboratories, Inc. (a)	1,463,933
2,597	Insulet Corp. (a)(b)	691,815
1,668	Intuitive Surgical, Inc. (a)	503,202
2,349	Masimo Corp. (a)	341,873
2,343	Novocure, Ltd. - ADR (a)(b)	194,118
3,160	Penumbra, Inc. (a)(b)	701,931
4,002	Quidel Corp. (a)	450,065
4,334	ResMed, Inc. (b)	1,051,038
2,909	Stryker Corp.	777,721
1,413	Tandem Diabetes Care, Inc. (a)	164,318
1,990	West Pharmaceutical Services, Inc. (b)	817,313

		13,745,543

	Health Care Providers & Services - 3.19%
1,768	Amedisys, Inc. (a)(b)	304,609
898	AmerisourceBergen Corp.	138,930
4,169	Anthem, Inc.	2,047,896
6,915	Cardinal Health, Inc. (b)	392,080
23,614	Centene Corp. (a)	1,988,063
8,781	Cerner Corp.	821,550
1,300	Chemed Corp.	658,515
8,544	Cigna Corp.	2,047,228
3,760	DaVita, Inc. (a)	425,294
4,222	HCA Healthcare, Inc.	1,058,118
6,941	Henry Schein, Inc. (a)	605,186
2,084	Humana, Inc.	906,894
3,886	Laboratory Corp. of America Holdings (a)	1,024,583
2,561	McKesson Corp.	783,999
1,670	Molina Healthcare, Inc. (a)	557,095
1,653	PerkinElmer, Inc. (b)	288,382
3,308	Quest Diagnostics, Inc.	452,733
14,849	UnitedHealth Group, Inc.	7,572,544

		22,073,699

	Health Care Technology - 0.08%
11,587	Change Healthcare, Inc. (a)	252,597
1,242	Veeva Systems, Inc. - Class A (a)	263,875

		516,472

	Hotels, Restaurants & Leisure - 0.74%
8,972	Boyd Gaming Corp. (b)	590,178
1,975	Domino’s Pizza, Inc. (b)	803,845
2,122	Marriott Vacations Worldwide Corp. (b)	334,639
3,844	McDonald’s Corp.	950,544
20,411	Penn National Gaming, Inc. (a)	865,835
973	Starbucks Corp.	88,514
3,386	The Wendy’s Co.	74,391
3,449	Travel + Leisure Co.	199,835
544	Vail Resorts, Inc.	141,587
9,072	Yum! Brands, Inc.	1,075,304

		5,124,672

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables - 0.60%
3,062	DR Horton, Inc.	$228,150
2,328	Garmin Ltd. - ADR	276,124
7,467	Lennar Corp. - Class A (b)	606,096
7,416	Lennar Corp. - Class B	506,884
3,596	Mohawk Industries, Inc. (a)	446,623
50	NVR, Inc. (a)	223,363
5,073	PulteGroup, Inc. (b)	212,559
2,297	Roku, Inc. (a)(b)	287,745
17,220	Tempur Sealy International, Inc.	480,782
10,851	Toll Brothers, Inc.	510,214
2,011	Whirlpool Corp. (b)	347,461

		4,126,001

	Household Products - 1.07%
4,244	Church & Dwight, Inc.	421,769
3,274	Clorox Co. (b)	455,184
13,175	Colgate-Palmolive Co.	999,060
5,589	Kimberly-Clark Corp.	688,341
31,546	The Procter & Gamble Co.	4,820,229

		7,384,583

	Independent Power and Renewable Electricity Producers - 0.37%
9,009	AES Corp.	231,802
35,437	NRG Energy, Inc.	1,359,363
42,869	Vistra Energy Corp.	996,704

		2,587,869

	Industrial Conglomerates - 0.30%
5,111	3M Co.	760,926
2,055	Carlisle Companies, Inc.	505,366
6,449	General Electric Co.	590,083
1,174	Honeywell International, Inc.	228,437

		2,084,812

	Insurance - 3.53%
3,276	Aflac, Inc.	210,942
4,798	American Financial Group, Inc.	698,685
12,000	American International Group, Inc.	753,240
5,074	Aon PLC - Class A - ADR	1,652,247
4,501	Arthur J. Gallagher & Co.	785,875
2,156	Assurant, Inc.	392,026
9,397	Assured Guaranty, Ltd. - ADR	598,213
30,431	Berkshire Hathaway, Inc. - Class B (a)	10,739,404
3,399	Brown & Brown, Inc.	245,646
2,336	Chubb, Ltd. - ADR	499,670
4,626	Cincinnati Financial Corp.	628,951
8,111	Fidelity National Financial, Inc.	396,141
7,620	First American Financial Corp. (b)	493,928
3,585	Hartford Financial Services Group, Inc.	257,439
2,154	Lincoln National Corp.	140,785
5,654	Marsh & McLennan Cos., Inc.	963,555
3,654	Mercury General Corp.	200,970
14,757	MetLife, Inc.	1,037,122
25,640	Old Republic International Corp.	663,307
3,650	Principal Financial Group, Inc. (b)	267,947
4,943	Prudential Financial, Inc. (b)	584,114
2,352	Reinsurance Group of America, Inc. (b)	257,450
4,742	The Allstate Corp.	656,814
5,567	The Progressive Corp.	634,582
21,269	Unum Group	670,186

		24,429,239

Number of Shares		Value
	Interactive Media & Services - 4.91%
4,511	Alphabet, Inc. - Class A (a)	$12,546,670
4,506	Alphabet, Inc. - Class C (a)	12,585,213
35,570	Meta Platforms, Inc. - Class A (a)	7,909,345
6,631	Match Group, Inc. (a)(b)	721,055
9,384	Pinterest, Inc. - Class A (a)	230,940

		33,993,223

	Internet & Direct Marketing Retail - 3.52%
6,337	Amazon.com, Inc. (a)	20,658,303
107	Booking Holdings, Inc. (a)	251,284
10,940	eBay, Inc.	626,425
3,529	Etsy, Inc. (a)(b)	438,584
2,712	Expedia Group, Inc. (a)(b)	530,657
262,318	Qurate Retail, Inc. - Series A (b)	1,248,634
5,609	Wayfair, Inc. - Class A (a)(b)	621,365

		24,375,252

	IT Services - 4.18%
9,809	Accenture PLC - Class A - ADR	3,307,889
2,745	Akamai Technologies, Inc. (a)	327,725
38,344	Alliance Data Systems Corp. (b)	2,153,016
6,776	Amdocs, Ltd. - ADR	557,055
4,324	Automatic Data Processing, Inc.	983,883
4,085	Black Knight, Inc. (a)	236,889
1,585	Block, Inc. (a)(b)	214,926
2,369	Booz Allen Hamilton Holding Corp.	208,093
3,214	CACI International, Inc. - Class A (a)	968,250
6,241	Cloudflare, Inc. - Class A (a)(b)	747,048
12,604	Cognizant Technology Solutions Corp. - Class A	1,130,201
5,504	Concentrix Corp.	916,746
59,270	DXC Technology Co. (a)	1,933,980
1,029	EPAM Systems, Inc. (a)	305,212
2,360	Euronet Worldwide, Inc. (a)(b)	307,154
8,852	Fidelity National Information Services, Inc.	888,918
8,576	Fiserv, Inc. (a)	869,606
2,239	Gartner, Inc. (a)	666,013
10,226	Genpact, Ltd. - ADR	444,933
4,231	Global Payments, Inc.	578,970
3,004	GoDaddy, Inc. - Class A (a)	251,435
8,027	MasterCard, Inc. - Class A	2,868,689
3,834	Paychex, Inc.	523,226
5,992	PayPal Holdings, Inc. (a)	692,975
477,505	Paysafe Ltd. - ADR (a)	1,618,742
5,737	Science Applications International Corp.	528,779
44,310	StoneCo, Ltd. - Class A - ADR (a)(b)	518,427
13,325	Switch, Inc. - Class A	410,676
12,400	The Western Union Co. (b)	232,376
2,820	VeriSign, Inc. (a)	627,337
13,119	Visa, Inc. - Class A (b)	2,909,401

		28,928,570

	Leisure Products - 0.39%
46,126	Mattel, Inc. (a)	1,024,458
2,175	Polaris Industries, Inc. (b)	229,071
2,803	Pool Corp.	1,185,249
4,194	YETI Holdings, Inc. (a)(b)	251,556

		2,690,334

	Life Sciences Tools & Services - 0.97%
2,919	10X Genomics, Inc. - Class A (a)	222,048
679	Bio-Rad Laboratories, Inc. - Class A (a)	382,433

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
513	Bio-Techne Corp.	$222,150
4,504	Bruker Corp.	289,607
1,302	Charles River Laboratories International, Inc. (a)	369,729
1,686	IQVIA Holdings, Inc. (a)	389,820
702	Mettler-Toledo International, Inc. (a)	963,979
7,624	QIAGEN NV - ADR (a)	373,576
6,602	Syneos Health, Inc. (a)	534,432
3,637	Thermo Fisher Scientific, Inc.	2,148,194
2,689	Waters Corp. (a)	834,639

		6,730,607

	Machinery - 1.40%
1,796	AGCO Corp. (b)	262,270
1,779	Caterpillar, Inc.	396,397
2,295	Crane Co.	248,503
1,837	Cummins, Inc.	376,787
4,671	Donaldson Co., Inc.	242,565
3,131	Dover Corp.	491,254
59,025	Gates Industrial Corp PLC - ADR (a)	888,917
5,639	Graco, Inc.	393,151
3,756	Illinois Tool Works, Inc.	786,506
4,146	Ingersoll Rand, Inc.	208,751
2,666	Lincoln Electric Holdings, Inc.	367,401
1,529	Nordson Corp.	347,205
10,509	Oshkosh Corp.	1,057,731
6,669	Otis Worldwide Corp.	513,180
671	Parker-Hannifin Corp.	190,403
9,080	Pentair PLC - ADR	492,227
2,769	Snap-on, Inc. (b)	568,974
1,590	The Middleby Corp. (a)(b)	260,665
8,793	The Timken Co.	533,735
6,084	The Toro Co.	520,121
667	Valmont Industries, Inc.	159,146
4,106	Wabtec Corp.	394,874

		9,700,763

	Marine - 0.07%
7,111	Kirby Corp. (a)	513,343

	Media - 1.35%
708	Charter Communications, Inc. - Class A (a)(b)	386,228
28,552	Comcast Corp. - Class A	1,336,805
19,791	Discovery Communications, Inc. - Series A (a)(b)	493,192
47,196	Discovery Communications, Inc. - Series C (a)	1,178,484
12,579	Fox Corp. - Class A	496,241
12,322	Fox Corp. - Class B	447,042
17,355	Liberty Media Corp.-Liberty SiriusXM - Class A (a)(b)	793,297
19,072	Liberty Media Corp.-Liberty SiriusXM - Class C (a)	872,162
19,031	News Corp. - Class A	421,537
17,663	News Corp. - Class B	397,771
4,801	Nexstar Media Group, Inc. - Class A	904,892
8,100	Paramount Global - Class A (b)	327,321
65,440	Sirius XM Holdings, Inc. (b)	433,213
17,611	The Interpublic Group of Companies, Inc.	624,310
4,927	The New York Times Co. - Class A	225,854

		9,338,349

Number of Shares		Value
	Metals & Mining - 1.30%
11,211	Alcoa Corp.	$1,009,326
26,078	Cleveland-Cliffs, Inc. (a)(b)	839,972
6,271	Freeport-McMoRan, Inc.	311,920
8,845	Nucor Corp. (b)	1,314,809
8,943	Reliance Steel & Aluminum Co.	1,639,699
4,936	Southern Copper Corp.	374,643
10,838	Steel Dynamics, Inc. (b)	904,214
68,579	United States Steel Corp. (b)	2,588,172

		8,982,755

	Multiline Retail - 1.15%
2,895	Burlington Stores, Inc. (a)(b)	527,382
4,212	Dollar General Corp.	937,718
2,542	Dollar Tree, Inc. (a)	407,101
53,654	Kohl’s Corp. (b)	3,243,921
22,511	Nordstrom, Inc. (b)	610,273
3,830	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	164,537
9,718	Target Corp.	2,062,354

		7,953,286

	Multi-Utilities - 0.23%
3,830	Alliant Energy Corp.	239,298
8,794	CenterPoint Energy, Inc. (b)	269,448
3,492	Consolidated Edison, Inc.	330,623
1,880	DTE Energy Co.	248,555
4,532	NiSource, Inc.	144,118
5,248	Public Service Enterprise Group, Inc.	367,360

		1,599,402

	Oil, Gas & Consumable Fuels - 2.81%
30,156	Antero Midstream Corp. (b)	327,796
22,381	Cabot Oil & Gas Corp.	603,616
6,363	Cheniere Energy, Inc.	882,230
16,432	Chevron Corp.	2,675,622
12,883	ConocoPhillips	1,288,300
6,767	Continental Resources, Inc. (b)	415,020
15,291	Devon Energy Corp.	904,157
3,471	Diamondback Energy, Inc.	475,805
4,102	EOG Resources, Inc.	489,081
46,171	Exxon Mobil Corp.	3,813,263
63,895	Marathon Oil Corp.	1,604,403
6,749	Marathon Petroleum Corp.	577,039
21,566	Occidental Petroleum Corp. (b)	1,223,655
6,432	ONEOK, Inc.	454,292
12,063	Phillips 66	1,042,123
1,973	Pioneer Natural Resources Co.	493,309
14,829	Targa Resources Corp.	1,119,145
8,477	The Williams Companies, Inc.	283,217
7,388	Valero Energy Corp.	750,177

		19,422,250

	Paper & Forest Products - 0.11%
11,849	Louisiana-Pacific Corp. (b)	736,060

	Personal Products - 0.24%
15,613	Herbalife Nutrition, Ltd. - ADR (a)(b)	474,011
4,379	The Estee Lauder Cos., Inc. - Class A	1,192,489

		1,666,500

	Pharmaceuticals - 4.29%
17,992	Abbott Laboratories	2,129,533
27,326	AbbVie, Inc.	4,429,818

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
34,399	Bristol-Myers Squibb Co.	$2,512,159
12,163	Eli Lilly & Co.	3,483,118
5,588	Jazz Pharmaceuticals PLC - ADR (a)	869,884
38,120	Johnson & Johnson	6,756,008
30,850	Merck & Co., Inc.	2,531,242
5,921	Perrigo Co. PLC - ADR (b)	227,544
66,149	Pfizer, Inc.	3,424,534
186,179	Viatris, Inc.	2,025,627
6,769	Zoetis, Inc.	1,276,566

		29,666,033

	Professional Services - 0.45%
3,107	FTI Consulting, Inc. (a)(b)	488,483
16,220	ManpowerGroup, Inc.	1,523,382
9,792	Robert Half International, Inc.	1,118,051

		3,129,916

	Real Estate Management & Development - 0.56%
10,600	CBRE Group, Inc. - Class A (a)	970,112
12,044	Jones Lang LaSalle, Inc. (a)	2,884,056

		3,854,168

	Road & Rail - 0.47%
1,219	J.B. Hunt Transport Services, Inc.	244,763
13,334	Knight-Swift Transportation Holdings, Inc.	672,833
4,683	Landstar System, Inc. (b)	706,337
1,548	Old Dominion Freight Line, Inc. (b)	462,357
3,687	Ryder System, Inc.	292,490
3,131	Union Pacific Corp.	855,420

		3,234,200

	Semiconductors & Semiconductor Equipment - 5.24%
30,999	Advanced Micro Devices, Inc. (a)	3,389,431
1,850	Analog Devices, Inc.	305,583
16,998	Applied Materials, Inc.	2,240,336
4,757	Broadcom, Inc.	2,995,388
9,080	Cirrus Logic, Inc. (a)	769,893
3,752	Entegris, Inc.	492,488
1,926	First Solar, Inc. (a)(b)	161,283
71,703	Intel Corp.	3,553,601
3,672	KLA-Tencor Corp.	1,344,172
3,314	Lam Research Corp.	1,781,640
3,397	Marvell Technology, Inc.	243,599
6,880	Microchip Technology, Inc.	516,963
12,099	Micron Technology, Inc.	942,391
3,761	MKS Instruments, Inc. (b)	564,150
2,014	Monolithic Power Systems, Inc.	978,160
34,331	NVIDIA Corp.	9,367,557
28,065	ON Semiconductor Corp. (a)	1,757,150
5,954	Qorvo, Inc. (a)	738,891
5,069	Skyworks Solutions, Inc.	675,596
9,410	Teradyne, Inc.	1,112,544
12,913	Texas Instruments, Inc.	2,369,277

		36,300,093

	Software - 9.09%
6,884	Adobe Systems, Inc. (a)	3,136,488
10,491	Anaplan, Inc. (a)	682,440
3,032	Aspen Technology, Inc. (a)	501,402
2,761	Atlassian Corp. PLC - Class A - ADR (a)	811,265
3,323	Autodesk, Inc. (a)	712,285

Number of Shares		Value
	Software (Continued)
8,198	Cadence Design System, Inc. (a)	$1,348,243
2,212	CDK Global, Inc.	107,680
6,026	Citrix Systems, Inc.	608,023
1,642	Crowdstrike Holdings, Inc. - Class A (a)	372,865
2,284	Datadog, Inc. - Class A (a)	345,957
5,328	DocuSign, Inc. (a)(b)	570,735
15,701	Dropbox, Inc. - Class A (a)	365,048
2,266	Elastic NV - ADR (a)	201,561
1,796	Fair Isaac Corp. (a)	837,762
1,082	Five9, Inc. (a)(b)	119,453
4,479	Fortinet, Inc. (a)	1,530,653
924	HubSpot, Inc. (a)(b)	438,845
7,227	Informatica, Inc. - Class A (a)(b)	142,661
3,001	Intuit, Inc.	1,443,001
2,523	Jack Henry & Associates, Inc. (b)	497,157
8,800	Manhattan Associates, Inc. (a)(b)	1,220,648
115,492	Microsoft Corp.	35,607,339
3,458	New Relic, Inc. (a)(b)	231,271
36,086	NortonLifeLock, Inc. (b)	957,001
14,379	Nutanix, Inc. - Class A (a)	385,645
20,687	Oracle Corp.	1,711,436
6,247	Pegasystems, Inc.	503,821
726	PTC, Inc. (a)	78,205
4,350	RingCentral, Inc. - Class A (a)	509,863
7,232	salesforce.com, Inc. (a)	1,535,498
3,026	ServiceNow, Inc. (a)	1,685,149
4,102	Smartsheet, Inc. - Class A (a)	224,708
8,722	SS&C Technologies Holdings, Inc.	654,324
3,819	Synopsys, Inc. (a)	1,272,758
1,680	The Trade Desk, Inc. - Class A (a)	116,340
3,178	VMware, Inc. - Class A	361,879
1,949	Workday, Inc. - Class A (a)	466,708
3,681	Zendesk, Inc. (a)	442,787
1,758	Zoom Video Communications, Inc. - Class A (a)	206,090

		62,944,994

	Specialty Retail - 4.05%
1,551	Advance Auto Parts, Inc. (b)	320,995
28,390	AutoNation, Inc. (a)(b)	2,827,076
788	AutoZone, Inc. (a)	1,611,129
22,129	Bath & Body Works, Inc. (b)	1,057,766
8,679	Best Buy Co., Inc. (b)	788,921
12,449	Dick’s Sporting Goods, Inc. (b)	1,245,149
496	Five Below, Inc. (a)	78,552
2,505	Floor & Decor Holdings, Inc. - Class A (a)(b)	202,905
42,815	Foot Locker, Inc.	1,269,893
2,350	GameStop Corp. - Class A (a)(b)	391,463
3,601	Lithia Motors, Inc. (b)	1,080,732
13,483	Lowe’s Cos., Inc.	2,726,128
1,882	O’Reilly Automotive, Inc. (a)	1,289,095
25,619	Penske Automotive Group, Inc. (b)	2,401,013
2,275	Ross Stores, Inc.	205,796
4,530	Sherwin-Williams Co.	1,130,779
31,864	The Gap, Inc. (b)	448,645
15,968	The Home Depot, Inc.	4,779,701
11,603	The TJX Cos., Inc.	702,910
4,976	Tractor Supply Co.	1,161,249
2,472	Ulta Beauty, Inc. (a)	984,400
7,376	Victoria’s Secret & Co. (a)(b)	378,831
6,674	Williams Sonoma, Inc. (b)	967,730

		28,050,858

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals - 7.41%
235,795	Apple, Inc.	$41,172,165
6,551	Dell Technologies, Inc. - Class C (a)	328,795
89,695	Hewlett Packard Enterprise Co.	1,498,803
15,995	HP, Inc.	580,619
10,582	International Business Machines Corp.	1,375,872
32,935	NCR Corp. (a)(b)	1,323,658
9,717	NetApp, Inc.	806,511
21,613	Pure Storage, Inc. - Class A (a)	763,155
18,643	Teradata Corp. (a)(b)	918,913
19,253	Western Digital Corp. (a)	955,911
76,071	Xerox Holdings Corp. (b)	1,534,352

		51,258,754

	Textiles, Apparel & Luxury Goods - 1.47%
16,370	Capri Holdings, Ltd. - ADR (a)	841,254
4,409	Carter’s, Inc.	405,584
5,320	Columbia Sportswear Co.	481,620
1,168	Deckers Outdoor Corp. (a)	319,763
14,530	Hanesbrands, Inc. (b)	216,352
3,472	lululemon athletica, Inc. (a)	1,268,079
14,063	NIKE, Inc. - Class B	1,892,317
14,039	PVH Corp.	1,075,528
4,096	Ralph Lauren Corp. (b)	464,650
11,450	Skechers U.S.A., Inc. - Class A (a)(b)	466,702
25,341	Tapestry, Inc.	941,418
41,942	Under Armour, Inc. - Class A (a)(b)	713,853
38,142	Under Armour, Inc. - Class C (a)(b)	593,489
8,220	VF Corp. (b)	467,389

		10,147,998

	Tobacco - 0.36%
6,407	Altria Group, Inc.	334,766
22,856	Philip Morris International, Inc.	2,147,092

		2,481,858

	Trading Companies & Distributors - 0.63%
16,968	Fastenal Co.	1,007,899
7,154	MSC Industrial Direct Co., Inc. - Class A	609,592
217	United Rentals, Inc. (a)	77,081
34,574	Univar, Inc. (a)	1,111,208
2,021	W.W. Grainger, Inc.	1,042,412
1,774	Watsco, Inc.	540,431

		4,388,623

	Total Common Stocks (Cost $359,140,563)	647,704,367

	INVESTMENT COMPANIES - 3.33%
	Exchange Traded Funds - 3.33%
55,512	Vanguard S&P 500 ETF	23,046,917

	Total Investment Companies (Cost $17,023,831)	23,046,917

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 2.53%
	Real Estate Investment Trusts - 2.53%
1,781	Alexandria Real Estate Equities, Inc.	$358,426
8,245	American Homes 4 Rent - Class A	330,047
13,114	Americold Realty Trust (b)	365,618
44,066	Annaly Capital Management, Inc. (b)	310,225
4,327	Apartment Income REIT Corp.	231,321
2,478	AvalonBay Communities, Inc.	615,461
16,448	Brixmor Property Group, Inc.	424,523
3,843	Camden Property Trust	638,707
3,536	Cousins Properties, Inc. (b)	142,465
1,094	Crown Castle International Corp.	201,952
14,306	CubeSmart	744,341
1,064	Digital Realty Trust, Inc.	150,875
4,782	Douglas Emmett, Inc.	159,814
8,221	Duke Realty Corp.	477,311
5,540	EPR Properties	303,093
3,443	Equity LifeStyle Properties, Inc.	263,321
5,088	Equity Residential	457,513
898	Essex Property Trust, Inc. (b)	310,241
4,176	Extra Space Storage, Inc.	858,586
1,684	Federal Realty Investment Trust	205,566
5,711	First Industrial Realty Trust, Inc.	353,568
3,666	Highwoods Properties, Inc. (b)	167,683
12,380	Hudson Pacific Properties, Inc. (b)	343,545
8,632	Invitation Homes, Inc.	346,834
12,560	Iron Mountain, Inc. (b)	695,950
12,878	Kimco Realty Corp.	318,087
6,137	Life Storage, Inc.	861,819
3,457	Mid-America Apartment Communities, Inc.	724,069
50,875	New Residential Investment Corp. (b)	558,607
6,535	Prologis, Inc.	1,055,272
2,483	Public Storage	969,065
3,414	Realty Income Corp.	236,590
5,235	Regency Centers Corp. (b)	373,465
4,779	Rexford Industrial Realty, Inc.	356,466
383	SBA Communications Corp.	131,790
4,008	Simon Property Group, Inc.	527,292
1,898	Sun Communities, Inc. (b)	332,700
7,915	UDR, Inc.	454,084
8,995	VICI Properties, Inc. (b)	255,998
3,002	Vornado Realty Trust	136,051
2,677	Welltower, Inc.	257,367
14,034	Weyerhaeuser Co.	531,889

	Total Real Estate Investment Trusts (Cost $15,838,209)	17,537,597

	SHORT TERM INVESTMENTS - 0.43%
	Money Market Funds - 0.43%
2,949,387	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (e)	2,949,387

	Total Short Term Investments (Cost $2,949,387)	2,949,387

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 12.68%
87,777,113	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (e)	$87,777,113

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $87,777,113)	87,777,113

	Total Investments (Cost $482,729,103) - 112.55%	779,015,381
	Liabilities in Excess of Other Assets - (12.55)%	(86,870,222)

	TOTAL NET ASSETS - 100.00%	$692,145,159

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	As of March 31, 2022, the Valuation Committee has fair valued this security. The value of this security was $140,204, which represents 0.02% of total net assets.
(e)	Seven-day yield as of March 31, 2022.
(f)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security was $140,204, which represents 0.02% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS - 91.20%
	Brazil - 3.79%
12,706	Ambev SA	$41,419
13,497	B3 SA - Brasil Bolsa Balcao	44,479
18,352	Banco do Brasil SA	133,369
31,060	BB Seguridade Participacoes SA	167,074
12,225	Cia de Saneamento Basico do Estado de Sao Paulo	121,145
17,491	Cia Siderurgica Nacional SA	95,371
42,651	JBS SA	335,847
13,627	Natura & Co., Holding SA (a)	74,646
54,732	Petroleo Brasileiro SA	406,146
29,712	Raia Drogasil SA	149,401
3,727	SUZANO SA	43,250
53,716	Vale SA	1,077,693
4,552	WEG SA	33,368

		2,723,208

	Cayman Islands - 2.85%
5,531	360 DigiTech, Inc. - ADR	85,122
171,507	China Evergrande Group (g)	36,684
84,652	China Feihe, Ltd.	83,343
73,362	China Medical System Holdings, Ltd.	114,415
19,112	China Meidong Auto Holdings, Ltd.	72,635
76,954	China State Construction International Holdings, Ltd.	102,047
56,272	Chinasoft International, Ltd.	46,124
1,983	Daqo New Energy Corp. - ADR (a)	81,938
38,870	Dongyue Group, Ltd.	52,659
17,922	Genscript Biotech Corp. (a)	56,221
64,718	Haidilao International Holding, Ltd.	124,521
9,515	Hello Group, Inc. - ADR	54,997
5,928	JD.com, Inc. - Class A (a)	168,443
35,061	Jiumaojiu International Holdings, Ltd.	74,165
6,861	Kuaishou Technology (a)	62,865
19,106	Meituan - Class B (a)	361,943
507	Parade Technologies, Ltd.	31,686
1,450	Pinduoduo, Inc. - ADR (a)	58,160
965	Silergy Corp.	113,147
8,701	Smoore International Holdings, Ltd.	20,385
138,091	Topsports International Holdings, Ltd.	114,773
2,697	Wuxi Biologics Cayman, Inc. (a)	21,416
62,913	Xiaomi Corp. - Class B (a)	109,936

		2,047,625

	Chile - 0.37%
96,093	Cencosud SA	189,304
10,611	Cia Cervecerias Unidas SA	79,420

		268,724

	China - 22.68%
373,865	Agricultural Bank of China, Ltd. - Series H	142,922
6,800	Aier Eye Hospital Group Co., Ltd. - Class A	33,621
15,793	Alibaba Group Holding, Ltd. - ADR (a)	1,718,278
16,492	Anhui Conch Cement Co., Ltd. - Series H	84,348
13,181	ANTA Sports Products, Ltd.	163,510
1,298	Baidu, Inc. - ADR (a)	171,725
877,670	Bank of China, Ltd. - Series H	350,239
90,100	Bank of Communications Co., Ltd. - Class A	72,389
246,960	Bank of Communications Co., Ltd. - Series H	176,803
133,000	BBMG Corp. - Class A	63,951

Number of Shares		Value
	China (Continued)
1,900	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A	$83,272
5,139	BYD Co., Ltd. - Series H	142,943
12,800	By-health Co., Ltd. - Class A	42,720
24,800	C&S Paper Co., Ltd. - Class A	46,718
12,752	CECEP Solar Energy Co., Ltd. - Class A	17,519
1,500	Changchun High & New Technology Industry Group, Inc. - Class A	39,497
7,400	Chengxin Lithium Group Co., Ltd. - Class A (a)	58,667
177,847	China Bohai Bank Co., Ltd. - Class H	29,515
569,672	China Cinda Asset Management Co., Ltd. - Series H	97,053
268,528	China CITIC Bank Corp., Ltd. - Series H	135,505
135,583	China Coal Energy Co., Ltd. - Series H	101,379
324,598	China Communications Services Corp., Ltd. - Series H	146,365
780,597	China Construction Bank Corp. - Series H	584,718
100,600	China Everbright Bank Co., Ltd. - Class A	52,203
347,000	China Everbright Bank Co., Ltd. - Series H	130,921
103,748	China Hongqiao Group, Ltd.	136,299
30,011	China Longyuan Power Group Corp., Ltd. - Series H	67,457
26,705	China Merchants Bank Co., Ltd. - Series H	207,883
157,483	China National Building Material Co., Ltd. - Series H	193,711
7,700	China Northern Rare Earth Group High-Tech Co., Ltd. - Class A	46,612
320,832	China Petroleum & Chemical Corp. - Series H	159,429
199,497	China Power International Development, Ltd.	104,956
23,839	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. - Class A	170,475
11,595	China Shenhua Energy Co., Ltd. - Series H	36,909
99,171	China Suntien Green Energy Corp, Ltd. - Class H	55,495
2,100	China Tourism Group Duty Free Corp, Ltd. - Class A	54,017
81,300	China United Network Communications, Ltd. - Class A	45,653
4,000	China Zhenhua Group Science & Technology Co., Ltd. - Class A	71,162
3,700	Chongqing Brewery Co., Ltd. - Class A (a)	62,089
2,100	Chongqing Zhifei Biological Products Co., Ltd. - Class A	45,687
1,000	Contemporary Amperex Technology Co., Ltd. - Class A	80,020
112,436	COSCO SHIPPING Holdings Co., Ltd. - Series H (a)	193,317
177,622	CSPC Pharmaceutical Group, Ltd.	203,528
20,000	Daan Gene Co., Ltd. - Class A	58,605
9,800	DaShenLin Pharmaceutical Group Co., Ltd. - Class A	46,174
10,100	Do-Fluoride New Materials Co., Ltd. - Class A	62,092
4,800	Ecovacs Robotics Co., Ltd. - Class A	81,927
2,471	ENN Energy Holdings, Ltd.	36,907
57,900	FAW Jiefang Group Co., Ltd. - Class A	78,607
57,500	Focus Media Information Technology Co., Ltd. - Class A	55,022
700	G-bits Network Technology Xiamen Co., Ltd. - Class A	39,581
61,100	Guanghui Energy Co., Ltd. - Class A (a)	78,625

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
10,570	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class A	$52,066
3,000	Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	34,739
131,777	Guangzhou R&F Properties Co., Ltd. - Series H	46,467
4,000	Guangzhou Tinci Materials Technology Co., Ltd. - Class A	58,736
2,900	Hangzhou First Applied Material Co., Ltd. - Class A	51,483
9,000	Hangzhou Robam Appliances Co., Ltd. - Class A	41,202
9,000	Hangzhou Silan Microelectronics Co., Ltd. - Class A	68,200
138,200	Hesteel Co., Ltd. - Class A	51,666
3,900	Hithink RoyalFlush Information Network Co., Ltd. - Class A	58,523
4,500	Hoshine Silicon Industry Co., Ltd. - Class A	73,816
7,300	Huadong Medicine Co., Ltd. - Class A	38,274
63,100	Huaxia Bank Co., Ltd. - Class A	55,146
17,100	Hubei Xingfa Chemicals Group Co., Ltd. - Class A	89,120
4,000	Hundsun Technologies, Inc. - Class A	27,931
392,052	Industrial & Commercial Bank of China, Ltd. - Series H	240,348
95,900	Inner Mongolia BaoTou Steel Union Co., Ltd. - Class A (a)	33,515
11,900	Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	68,933
63,500	Inner Mongolia Yuan Xing Energy Co., Ltd. - Class A (a)	97,389
6,000	Intco Medical Technology Co., Ltd. - Class A	43,739
4,800	JA Solar Technology Co., Ltd. - Class A	59,076
8,800	Jafron Biomedical Co., Ltd. - Class A	62,738
8,200	Jiangsu Hengrui Medicine Co., Ltd. - Class A	47,409
2,300	JiuGui Liquor Co., Ltd. - Class A	53,305
18,586	Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	35,774
100	Kweichow Moutai Co., Ltd. - Class A	26,940
158,377	Lenovo Group, Ltd.	171,563
44,848	Li Ning Co., Ltd.	380,820
1,400	Luzhou Laojiao Co., Ltd. - Class A	40,714
59,800	Metallurgical Corp of China, Ltd. - Class A	35,274
14,100	Mianyang Fulin Precision Co., Ltd. - Class A (a)	48,208
8,100	NARI Technology Co., Ltd. - Class A	39,915
1,100	NAURA Technology Group Co., Ltd. - Class A	46,995
3,959	NetEase, Inc. - ADR (b)	355,083
42,977	New Oriental Education & Technology Group, Inc. - ADR (a)	49,424
6,400	Ninestar Corp. - Class A	42,865
25,169	Nongfu Spring Co., Ltd. - Class H	132,680
19,500	North Industries Group Red Arrow Co., Ltd. - Class A (a)	68,906
272,281	PetroChina Co. - Series H	138,269
172,318	PICC Property & Casualty Co., Ltd. - Series H	175,471
44,269	Ping An Insurance Group Co. of China, Ltd. - Series H	309,487
64,600	Power Construction Corp of China, Ltd. - Class A	73,850
2,700	Proya Cosmetics Co., Ltd. - Class A	79,970

Number of Shares		Value
	China (Continued)
60,600	RiseSun Real Estate Development Co., Ltd. - Class A	$42,512
21,358	Sailun Group Co., Ltd. - Class A	32,975
2,600	Sangfor Technologies, Inc. - Class A	45,558
4,516	Satellite Chemical Co., Ltd. - Class A	27,967
1,100	SG Micro Corp. - Class A	56,208
21,100	Shandong Buchang Pharmaceuticals Co., Ltd. - Class A	79,136
5,900	Shanghai Jahwa United Co., Ltd. - Class A	31,970
6,100	Shanghai M&G Stationery, Inc. - Class A	46,881
1,200	Shanghai Putailai New Energy Technology Co., Ltd. - Class A	26,358
1,100	Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	43,977
1,900	Shenzhen Kedali Industry Co., Ltd. - Class A	44,143
16,300	Shijiazhuang Yiling Pharmaceutical Co., Ltd. - Class A	85,717
35,432	Shimao Property Holdings, Ltd.	19,781
122,500	Sichuan Hebang Biotechnology Co., Ltd. - Class A	67,521
40,300	Sichuan Road & Bridge Co., Ltd. - Class A	66,023
3,200	Sichuan Swellfun Co., Ltd. - Class A	41,381
4,800	Sieyuan Electric Co., Ltd. - Class A	24,712
67,572	Sinotruk Hong Kong, Ltd.	102,624
46,301	Sunac China Holdings, Ltd.	26,575
5,944	Sunny Optical Technology Group Co., Ltd.	94,399
19,186	TAL Education Group - ADR (a)(b)	57,750
21,300	TBEA Co., Ltd. - Class A	67,889
50,692	Tencent Holdings, Ltd.	2,336,614
10,400	Tibet Summit Resources Co., Ltd. - Class A (a)	42,952
104,522	Tingyi Cayman Islands Holding Corp.	175,267
22,400	Titan Wind Energy Suzhou Co., Ltd. - Class A	46,480
2,100	Unigroup Guoxin Microelectronics Co., Ltd. - Class A	67,335
94,350	Uni-President China Holdings, Ltd.	81,876
23,482	Vipshop Holdings, Ltd. - ADR (a)	211,338
91,516	Want Want China Holdings, Ltd.	84,446
12,900	Westone Information Industry, Inc. - Class A	91,768
22,900	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. - Class A	84,128
3,000	Wuxi Lead Intelligent Equipment Co., Ltd. - Class A	27,401
1,700	Xiamen Faratronic Co., Ltd. - Class A	53,592
59,945	Yankuang Evergy Group Co., Ltd. Series H	177,239
5,600	Yifeng Pharmacy Chain Co., Ltd. - Class A	35,183
20,942	Yihai International Holding, Ltd.	59,479
2,000	YongXing Special Materials Technology Co., Ltd. - Class A	37,043
3,600	Youngy Co., Ltd. - Class A (a)	64,221
3,400	Yum China Holdings, Inc. (b)	141,236
1,900	Yunnan Energy New Material Co., Ltd. - Class A	65,539
6,600	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. - Class A	61,928
9,000	Zhejiang Supor Co., Ltd. - Class A	70,686
18,675	Zhejiang Weixing New Building Materials Co., Ltd. - Class A	59,957
6,700	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd. - Class A	40,800
22,000	Zhejiang Yongtai Technology Co,. Ltd. - Class A (a)	131,270

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
18,300	Zhuzhou Kibing Group Co., Ltd. - Class A	$37,948

		16,282,832

	Cyprus - 0.00%
2,617	TCS Group Holding PLC (d)(e)(f)(g)	0

	Czech Republic - 0.24%
3,091	CEZ AS	129,646
1,108	Komercni Banka AS	42,895

		172,541

	Egypt - 0.24%
67,238	Commercial International Bank Egypt SAE	169,422

	Hong Kong - 2.53%
34,569	Beijing Enterprises Holdings, Ltd.	109,097
332,982	Bosideng International Holdings, Ltd.	154,284
378,009	China Jinmao Holdings Group, Ltd.	111,502
32,141	China Mengniu Dairy Co., Ltd.	172,321
4,387	China Resources Beer Holdings Co., Ltd.	26,690
43,176	China Resources Power Holdings Co., Ltd.	80,352
96,339	China Taiping Insurance Holdings Co., Ltd.	116,857
98,721	China Traditional Chinese Medicine Holdings Co., Ltd.	51,262
188,762	CIFI Holdings Group Co., Ltd.	110,005
128,661	CITIC, Ltd.	142,323
5,710	Jinmao Property Services Co., Ltd. (a)	3,616
40,406	Kingboard Chemical Holdings, Ltd.	194,884
195,089	Kunlun Energy Co., Ltd.	168,603
83,023	Sino Biopharmaceutical, Ltd.	51,551
237,249	Sun Art Retail Group, Ltd.	85,756
37,146	The Wharf Holdings, Ltd.	113,143
122,592	Yuexiu Property Co., Ltd.	121,317

		1,813,563

	Hungary - 0.33%
18,405	MOL Hungarian Oil & Gas PLC	161,714
2,174	OTP Bank PLC	78,868

		240,582

	India - 13.38%
2,969	ACC, Ltd.	83,776
5,095	Adani Enterprises, Ltd.	134,597
5,012	Adani Total Gas, Ltd.	141,495
6,022	Adani Transmission, Ltd. (a)	186,964
11,010	Ambuja Cements, Ltd.	43,252
1,219	Apollo Hospitals Enterprise, Ltd.	72,345
1,479	Asian Paints, Ltd.	59,847
8,313	Aurobindo Pharma, Ltd.	73,016
536	Bajaj Finance, Ltd.	50,903
428	Bajaj Finserv, Ltd.	95,512
14,995	Bharat Petroleum Corp., Ltd.	70,804
1,778	Britannia Industries, Ltd.	74,968
9,076	Cipla, Ltd.	121,519
7,870	Colgate-Palmolive India, Ltd.	159,804
5,408	Dabur India, Ltd.	38,137
849	Divi’s Laboratories, Ltd.	49,107
2,006	Dr. Reddy’s Laboratories, Ltd.	113,507
13,003	Grasim Industries, Ltd.	284,085
14,532	HCL Technologies, Ltd.	222,090
2,830	HDFC Asset Management Co., Ltd.	79,641
45,384	Hindalco Industries, Ltd.	338,593

Number of Shares		Value
	India (Continued)
41,252	Hindustan Petroleum Corp, Ltd.	$146,048
2,222	Hindustan Unilever, Ltd.	59,781
10,869	Housing Development Finance Corp., Ltd.	339,853
25,648	ICICI Bank, Ltd.	244,630
126,848	Indian Oil Corp, Ltd.	197,946
3,335	Indian Railway Catering & Tourism Corp., Ltd.	33,782
42,013	Infosys, Ltd.	1,052,117
15,477	JSW Steel, Ltd.	148,676
3,761	Larsen & Toubro Infotech, Ltd.	303,250
5,480	Larsen & Toubro, Ltd.	127,085
8,147	Lupin, Ltd.	80,068
10,503	Mahindra & Mahindra, Ltd.	111,074
17,171	Marico, Ltd.	113,832
2,442	Mindtree, Ltd.	137,396
3,222	Mphasis, Ltd.	142,551
3,914	Muthoot Finance, Ltd.	68,437
717	Nestle India, Ltd.	163,908
58,671	NTPC, Ltd.	104,052
142,033	Oil & Natural Gas Corp., Ltd.	305,435
335	Page Industries, Ltd.	190,182
2,412	Pidilite Industries, Ltd.	77,905
12,784	Reliance Industries, Ltd.	442,168
1,322	SRF, Ltd.	46,383
16,763	State Bank of India	108,303
7,868	Sun Pharmaceutical Industries, Ltd.	94,700
10,654	Tata Consultancy Services, Ltd.	523,595
39,547	Tata Motors, Ltd. (a)	223,514
20,359	Tata Steel, Ltd.	348,291
15,246	Tech Mahindra, Ltd.	299,965
13,560	The Tata Power Co., Ltd.	42,382
1,402	Titan Co., Ltd.	46,705
1,104	UltraTech Cement, Ltd.	95,683
88,110	Vedanta, Ltd.	465,308
28,545	Wipro, Ltd.	221,870

		9,600,837

	Indonesia - 1.50%
1,216,789	Adaro Energy Tbk PT	227,103
252,847	Aneka Tambang Tbk PT	42,821
175,027	Astra International Tbk PT	80,037
75,643	Bank Jago Tbk PT (a)	77,081
184,243	Indah Kiat Pulp & Paper Corp. Tbk PT	101,166
296,654	Indofood Sukses Makmur Tbk PT	122,772
930,146	Kalbe Farma Tbk PT	104,267
463,270	Telekomunikasi Indonesia Persero Tbk PT	147,390
309,766	Tower Bersama Infrastructure Tbk PT	61,765
428,294	Unilever Indonesia Tbk PT	108,921

		1,073,323

	Mexico - 2.12%
400,485	America Movil SAB de CV - Series L	424,244
7,242	Arca Continental SAB de CV	49,150
345,267	Cemex SAB de CV (a)	184,525
70,159	Grupo Bimbo SAB de CV - Series A	211,641
12,774	Grupo Financiero Banorte SAB de CV - Series O	96,219
29,790	Grupo Mexico SAB de CV - Series B	177,857
16,455	Orbia Advance Corp SAB de CV	43,524
82,078	Wal-Mart de Mexico SAB de CV	336,359

		1,523,519

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Shares		Value
	COMMON STOCKS (Continued)
	Peru - 0.16%
1,529	Southern Copper Corp.	$116,051

	Philippines - 0.29%
1,818	Globe Telecom, Inc.	89,225
27,141	International Container Terminal Services, Inc.	117,577

		206,802

	Poland - 1.28%
3,538	Bank Polska Kasa Opieki SA	94,571
1,744	CD Projekt SA	71,589
2,711	Dino Polska SA (a)	218,796
18	LPP SA	48,705
62,574	Orange Polska SA	117,189
74,239	PGE Polska Grupa Energetyczna SA (a)	159,901
6,766	Polski Koncern Naftowy Orlen SA	121,419
9,126	Powszechna Kasa Oszczednosci Bank Polski SA	85,991

		918,161

	Qatar - 1.06%
17,004	Industries Qatar QSC	88,629
19,733	Masraf Al Rayan QSC	28,020
112,875	Ooredoo QPSC	220,434
10,659	Qatar Islamic Bank SAQ	69,777
44,056	Qatar National Bank QPSC	278,418
36,411	The Commercial Bank PQSC	74,467

		759,745

	Republic of Korea - 12.98%
925	Amorepacific Corp.	121,258
7	Celltrion, Inc.	966
8,743	Cheil Worldwide, Inc.	169,134
2,148	CJ Corp.	148,580
791	CJ ENM Co., Ltd.	85,148
3,929	DB Insurance Co., Ltd.	226,238
2,652	Doosan Bobcat, Inc.	84,281
353	Ecopro BM Co., Ltd.	114,078
5,210	GS Engineering & Construction Corp.	197,848
5,093	GS Holdings Corp.	183,936
5,533	Hana Financial Group, Inc.	220,065
4,323	Hankook Tire Co., Ltd.	119,358
3,104	HMM Co., Ltd.	73,942
3,748	Hyundai Engineering & Construction Co., Ltd.	146,731
536	Hyundai Mobis Co., Ltd.	94,470
4,746	Hyundai Steel Co.	161,179
635	Iljin Materials Co., Ltd.	50,044
16,741	Industrial Bank of Korea	148,768
219	Kakao Corp.	19,035
4,354	KB Financial Group, Inc.	218,196
3,657	Kia Motors Corp.	221,498
667	Korea Investment Holdings Co., Ltd.	42,851
948	Korea Shipbuilding & Offshore Engineering Co., Ltd. (a)	68,958
2,682	Korean Air Lines Co., Ltd. (a)	66,307
545	KT&G Corp.	36,259
713	Kumho Petrochemical Co., Ltd.	90,362
539	L&F Co., Ltd. (a)	99,188
63	LG Chemical, Ltd.	27,529
7,824	LG Display Co., Ltd.	131,890
1,754	LG Electronics, Inc.	172,529
208	LG Household & Health Care, Ltd.	146,726
15,796	LG Uplus Corp.	181,725

Number of Shares		Value
	Republic of Korea (Continued)
459	Lotte Chemical Corp.	$78,778
4,274	Meritz Financial Group, Inc.	143,061
3,399	Meritz Fire & Marine Insurance Co., Ltd.	132,288
46,426	Meritz Securities Co., Ltd.	249,527
278	NCSoft Corp.	106,615
9,686	NH Investment & Securities Co., Ltd.	90,569
271	Orion Corp.	19,733
6,150	Pan Ocean Co., Ltd.	35,233
1,333	Pearl Abyss Corp. (a)	108,383
917	POSCO	219,964
452	Samsung Electro-Mechanics Co., Ltd.	60,860
44,782	Samsung Electronics Co., Ltd.	2,562,560
5,094	Samsung Engineering Co., Ltd. (a)	109,333
536	Samsung Fire & Marine Insurance Co., Ltd.	96,526
18,082	Samsung Heavy Industries Co., Ltd. (a)	84,197
2,897	Samsung Securities Co., Ltd.	99,484
1,177	SD Biosensor, Inc.	53,985
3,554	Seegene, Inc.	148,931
5,446	Shinhan Financial Group Co., Ltd.	184,994
5,371	SK Hynix, Inc.	516,686
381	SKC Co., Ltd.	47,906
2,544	Woongjin Coway Co., Ltd.	143,396
12,323	Woori Financial Group Inc.	154,453

		9,316,539

	Russian Federation - 0.00%
44,711	Gazprom PJSC - ADR (e)(f)(g)	0
3,704	LUKOIL PJSC - ADR (e)(f)(g)	0
9,067	Magnit PJSC - ADR (d)(e)(f)(g)	0
5,783	MMC Norilsk Nickel PJSC - ADR (e)(f)(g)	0
4,954	Novolipetsk Steel PJSC - ADR (e)(f)(g)	0
5,230	PhosAgro PJSC - ADR (d)(e)(f)(g)	0
994	Polyus PJSC - GDR - ADR (d)(e)(f)(g)	0
13,382	Rosneft Oil Co PJSC - ADR (d)(e)(f)(g)	0
30,029	Sberbank of Russia PJSC - ADR (e)(f)(g)	0
9,904	Severstal PJSC - GDR - ADR (d)(e)(f)(g)	0
21,281	Surgutneftegas OJSC - ADR (e)(f)(g)	0
4,243	Tatneft PJSC - ADR (e)(f)(g)	0
64,209	VTB Bank PJSC - GDR - ADR (d)(e)(f)(g)	0
3,865	X5 Retail Group NV - ADR (d)(e)(f)(g)	0
2,515	Yandex NV - Class A - ADR (a)(e)(f)(g)	0

		0

	South Africa - 5.52%
15,314	Absa Group, Ltd.	198,567
4,822	African Rainbow Minerals, Ltd.	94,427
1,304	Anglo American Platinum, Ltd.	179,059
914	AngloGold Ashanti, Ltd.	21,687
10,631	Aspen Pharmacare Holdings, Ltd.	143,972
7,292	Bid Corp., Ltd.	158,920
1,210	Capitec Bank Holdings, Ltd.	192,705
6,949	Clicks Group, Ltd.	146,969
30,263	FirstRand, Ltd.	159,733
11,733	Gold Fields, Ltd.	181,693
12,031	Harmony Gold Mining Co., Ltd.	60,337
19,194	Impala Platinum Holdings, Ltd.	295,440
4,843	Kumba Iron Ore, Ltd.	215,129
10,533	Mr. Price Group, Ltd.	155,519
19,943	MTN Group, Ltd.	258,045
19,305	MultiChoice Group, Ltd.	174,032
13,495	Nedbank Group, Ltd.	214,365

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	South Africa (Continued)
58,167	Old Mutual, Ltd.	$54,735
79,323	Pepkor Holdings, Ltd.	125,940
8,627	Sasol, Ltd. (a)	208,567
4,548	Shoprite Holdings, Ltd.	73,407
36,031	Sibanye Stillwater, Ltd.	144,880
15,797	Standard Bank Group, Ltd.	196,261
5,472	The Bidvest Group, Ltd.	83,770
57,566	Woolworths Holdings, Ltd.	226,786

		3,964,945

	South Korea - 0.25%
2,261	Lotte Shopping Co., Ltd.	177,557

	Taiwan, Province of China - 16.32%
5,607	Accton Technology Corp.	43,112
6,639	Advantech Co., Ltd.	85,070
6,313	Asustek Computer, Inc.	81,903
213,465	AU Optronics Corp.	145,595
69,121	Cathay Financial Holding Co., Ltd.	154,288
22,178	Chailease Holding Co., Ltd.	194,530
492,283	China Development Financial Holding Corp.	326,736
96,454	China Steel Corp.	130,043
81,673	CTBC Financial Holding Co., Ltd.	83,233
3,456	Delta Electronics, Inc.	32,043
51,121	E.SUN Financial Holdings Co., Ltd.	58,651
3,680	Eclat Textile Co., Ltd.	60,921
2,098	eMemory Technology, Inc.	133,319
104,147	Evergreen Marine Corp. Taiwan, Ltd.	484,092
79,363	Far Eastern New Century Corp.	83,867
13,791	Feng TAY Enterprise Co., Ltd.	91,709
61,430	First Financial Holding Co., Ltd.	60,748
113,733	Fubon Financial Holding Co., Ltd.	301,986
36,396	Hon Hai Precision Industry Co., Ltd.	133,640
56,847	Hua Nan Financial Holdings Co., Ltd.	48,087
281,190	Innolux Corp.	162,855
13,859	MediaTek, Inc.	431,299
50,064	Mega Financial Holding Co., Ltd.	74,756
12,635	Micro-Star International Co., Ltd.	56,727
1,531	momo.com, Inc.	49,763
30,678	Nan Ya Plastics Corp.	99,308
8,608	Nan Ya Printed Circuit Board Corp.	154,516
32,428	Nanya Technology Corp.	77,356
9,465	Nien Made Enterprise Co., Ltd.	110,196
14,908	Novatek Microelectronics Corp.	219,203
58,981	Pegatron Corp.	148,518
92,908	Pou Chen Corp.	101,711
21,928	President Chain Store Corp.	201,125
16,718	Realtek Semiconductor Corp.	248,342
76,781	Ruentex Development Co., Ltd.	210,480
427,176	Shin Kong Financial Holding Co., Ltd.	159,890
188,591	SinoPac Financial Holdings Co., Ltd.	120,614
143,341	Taishin Financial Holding Co., Ltd.	101,970
69,107	Taiwan Cooperative Financial Holding Co., Ltd.	70,929
238,987	Taiwan Semiconductor Manufacturing Co., Ltd.	4,902,465
13,818	Unimicron Technology Corp.	117,777
112,168	Uni-President Enterprises Corp.	255,986
130,125	United Microelectronics Corp.	238,965
8,724	Vanguard International Semiconductor Corp.	37,566
16,621	Wan Hai Lines Ltd.	91,023
168,296	Winbond Electronics Corp.	180,262

Number of Shares		Value
	Taiwan, Province of China (Continued)
29,849	WPG Holdings, Ltd.	$58,150
46,395	Yang Ming Marine Transport Corp.	198,902
110,540	Yuanta Financial Holding Co., Ltd.	101,270

		11,715,497

	Thailand - 0.65%
13,543	Advanced Info Service PCL - NVDR	94,629
6,408	Delta Electronics Thailand PCL - NVDR	74,164
45,073	Home Product Center PCL - NVDR	21,460
11,163	Krungthai Card PCL	20,542
35,621	Muangthai Capital PCL - NVDR	56,014
73,169	Osotspa PCL - NVDR	82,194
86,589	Sri Trang Gloves Thailand PCL	65,661
88,703	Thai Union Group PCL	50,322

		464,986

	Turkey - 1.16%
176,271	Akbank Turk AS	86,869
18,768	BIM Birlesik Magazalar AS	108,220
59,236	Eregli Demir ve Celik Fabrikalari TAS	129,860
54,047	KOC Holding AS	146,097
54,502	Turkcell Iletisim Hizmetleri AS	83,731
160,264	Turkiye Garanti Bankasi AS	133,264
235,956	Turkiye Is Bankasi - Series C	141,866

		829,907

	United Arab Emirates - 1.50%
54,071	Abu Dhabi Commercial Bank PJSC	154,081
66,602	Abu Dhabi Islamic Bank PJSC	158,235
134,074	Abu Dhabi National Oil Co. for Distribution PJSC	153,094
98,377	Aldar Properties PJSC	131,693
89,456	Emaar Properties PJSC	145,308
24,139	Emirates NBD Bank PJSC	98,225
11,979	Emirates Telecommunications Group Co. PJSC	120,631
18,360	First Abu Dhabi Bank PJSC	117,813

		1,079,080

	Total Common Stocks (Cost $51,232,928)	65,465,446

	INVESTMENT COMPANIES - 5.74%
	China - 2.46%
31,790	iShares Core MSCI Emerging Markets ETF	1,765,934

	Saudi Arabia - 3.28%
49,613	iShares MSCI Saudi Arabia ETF (b)	2,354,633

	Total Investment Companies (Cost $3,367,507)	4,120,567

	PREFERRED STOCKS - 2.54%
	Brazil - 1.90%
37,509	Banco Bradesco SA - Preference Shares	174,741
16,466	Braskem SA - Series A - Preference Shares	153,038
63,533	Cia Energetica de Minas Gerais - Preference Shares	202,300
22,680	Gerdau SA - Preference Shares	146,339
47,999	Itau Unibanco Holding SA - Preference Shares	276,740
58,108	Petroleo Brasileiro SA - Preference Shares	407,399

		1,360,557

	Republic of Korea - 0.64%
434	LG Household & Health Care, Ltd. - Preference Shares	180,957

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	Republic of Korea (Continued)
5,377	Samsung Electronics Co., Ltd. - Preference Shares	$278,612

		459,569

	Total Preferred Stocks (Cost $1,259,696)	1,820,126

	SHORT TERM INVESTMENTS - 0.42%
	Money Market Funds - 0.42%
303,369	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (c)	303,369

	Total Short Term Investments (Cost $303,369)	303,369

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 4.15%
2,979,960	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (c)	2,979,960

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,979,960)	2,979,960

	Total Investments (Cost $59,143,460) - 104.05%	74,689,468
	Liabilities in Excess of Other Assets - (4.05)%	(2,909,435)

	TOTAL NET ASSETS - 100.00%	$71,780,033

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2022.
(d)	Regulation S securities, as defined under the Securities Act of 1933. Such securities are generally treated as liquid according to the Fund’s liquidity guidelines. The value of these securities total $0, which represents 0.00% of total net assets.
(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(f)	As of March 31, 2022, the Valuation Committee has fair valued these securities. The value of these securities were $0, which represents 0.00% of total net assets.
(g)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $36,684, which represents 0.05% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2022

COMMON STOCKS
Airlines	0.09%
Auto Components	0.47%
Automobiles	1.19%
Banks	10.20%
Beverages	0.95%
Biotechnology	0.47%
Building Products	0.14%
Capital Markets	1.20%
Chemicals	1.84%
Commercial Services & Supplies	0.11%
Communications Equipment	0.16%
Construction & Engineering	1.28%
Construction Materials	1.44%
Consumer Finance	0.39%
Department Stores	0.25%
Diversified Consumer Services	0.15%
Diversified Financial Services	0.69%
Diversified Telecommunication Services	1.30%
Electric Utilities	0.72%
Electrical Equipment	0.66%
Electronic Equipment, Instruments & Components	2.34%
Entertainment	1.04%
Food & Staples Retailing	2.44%
Food Products	2.73%
Gas Utilities	0.40%
Health Care Equipment & Supplies	0.32%
Health Care Providers & Services	0.25%
Hotels, Restaurants & Leisure	0.47%
Household Durables	1.02%
Household Products	0.35%
Independent Power and Renewable Electricity Producers	0.52%
Industrial Conglomerates	0.97%
Insurance	2.77%
Interactive Media & Services	0.43%
Internet & Direct Marketing Retail	3.58%
Internet Software & Services	0.00%
IT Services	7.36%
Life Sciences Tools & Services	0.18%
Machinery	0.57%
Marine	1.50%
Media	0.55%
Metals & Mining	6.96%
Multiline Retail	0.32%
Oil, Gas & Consumable Fuels	4.72%

Paper & Forest Products	0.28%
Personal Products	0.92%
Pharmaceuticals	2.37%
Real Estate Management & Development	1.56%
Semiconductors & Semiconductor Equipment	14.20%
Software	0.25%
Specialty Retail	0.97%
Technology Hardware, Storage & Peripherals	0.97%
Textiles, Apparel & Luxury Goods	1.73%
Thrifts & Mortgage Finance	0.47%
Tobacco	0.08%
Trading Companies & Distributors	0.19%
Transportation Infrastructure	0.16%
Water Utilities	0.17%
Wireless Telecommunication Services	1.39%

TOTAL COMMON STOCKS	91.20%

INVESTMENT COMPANIES
Exchange Traded Funds	5.74%

TOTAL INVESTMENT COMPANIES	5.74%

PREFERRED STOCKS
Banks	0.64%
Chemicals	0.21%
Electric Utilities	0.28%
Metals & Mining	0.20%
Oil, Gas & Consumable Fuels	0.57%
Personal Products	0.25%
Semiconductors & Semiconductor Equipment	0.39%

TOTAL PREFERRED STOCKS	2.54%

SHORT TERM INVESTMENTS
Money Market Funds	0.42%

TOTAL SHORT TERM INVESTMENTS	0.42%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Funds	4.15%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	4.15%

TOTAL INVESTMENTS	104.05%
Liabilities in Excess of Other Assets	(4.05)%

TOTAL NET ASSETS	100.00%

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS - 89.08%
	Aerospace & Defense - 0.77%
1,220	AAR Corp. (a)	$59,085
938	Axon Enterprise, Inc. (a)(b)	129,191
422	Curtiss-Wright Corp. (b)	63,367
456	Hexcel Corp.	27,118
2,183	Howmet Aerospace, Inc. (b)	78,457
444	Huntington Ingalls Industries, Inc.	88,551
411	Moog, Inc. - Class A	36,086
908	Parsons Corp. (a)(b)	35,140
2,740	Textron, Inc.	203,801
1,721	Triumph Group, Inc. (a)	43,507
1,164	Vectrus, Inc. (a)	41,741
2,033	Virgin Galactic Holdings, Inc. (a)(b)	20,086

		826,130

	Air Freight & Logistics - 0.32%
930	Atlas Air Worldwide Holdings, Inc. (a)(b)	80,324
334	Forward Air Corp.	32,658
978	GXO Logistics, Inc. (a)	69,771
466	Hub Group, Inc. - Class A (a)	35,980
8,035	Radiant Logistics, Inc. (a)	51,183
978	XPO Logistics, Inc. (a)(b)	71,198

		341,114

	Airlines - 0.22%
889	Alaska Air Group, Inc. (a)	51,571
135	Allegiant Travel Co. (a)(b)	21,923
2,350	American Airlines Group, Inc. (a)(b)	42,887
1,693	Hawaiian Holdings, Inc. (a)	33,352
3,236	JetBlue Airways Corp. (a)	48,378
4,708	Mesa Air Group, Inc. (a)	20,715
750	SkyWest, Inc. (a)	21,638

		240,464

	Auto Components - 0.68%
1,357	Adient PLC - ADR (a)	55,325
3,589	American Axle & Manufacturing Holdings, Inc. (a)	27,851
2,430	BorgWarner, Inc.	94,527
1,536	Dana, Inc. (b)	26,988
404	Dorman Products, Inc. (a)	38,392
381	Fox Factory Holding Corp. (a)	37,319
2,520	Gentex Corp.	73,508
464	Gentherm, Inc. (a)	33,891
4,193	Goodyear Tire & Rubber Co. (a)(b)	59,918
258	LCI Industries (b)	26,783
513	Lear Corp. (b)	73,149
2,834	Modine Manufacturing Co. (a)	25,534
894	Standard Motor Products, Inc.	38,567
1,319	Stoneridge, Inc. (a)	27,382
2,166	Tenneco, Inc. - Class A (a)	39,681
1,020	XPEL, Inc. (a)(b)	53,662

		732,477

	Automobiles - 0.16%
1,852	Harley-Davidson, Inc.	72,969
722	Thor Industries, Inc. (b)	56,821
674	Winnebago Industries, Inc. (b)	36,416

		166,206

	Banks - 5.82%
624	Amerant Bancorp, Inc.	19,712

Number of Shares		Value
	Banks (Continued)
1,128	Ameris Bancorp (b)	$49,497
1,911	Associated Banc-Corp.	43,494
693	Atlantic Union Bankshares Corp.	25,426
2,010	Banco Latinoamericano de Comercio Exterior SA - Class E - ADR	31,316
3,049	Bancorp, Inc. (a)	86,378
455	Bank of Hawaii Corp.	38,184
1,310	Bank OZK (b)	55,937
1,031	BankUnited, Inc. (b)	45,323
3,152	Blue Ridge Bankshares Inc.	47,816
306	BOK Financial Corp. (b)	28,749
993	Business First Bancshares, Inc.	24,160
943	Byline Bancorp, Inc.	25,159
2,799	Cadence Bank	81,899
261	Cambridge Bancorp	22,185
481	Camden National Corp.	22,626
1,993	Capital Bancorp, Inc.	45,560
1,616	Capstar Financial Holdings, Inc.	34,065
810	Cathay General Bancorp	36,247
815	Central Pacific Financial Corp.	22,738
340	City Holding Co.	26,758
933	Civista Bancshares, Inc.	22,485
1,331	CNB Financial Corp.	35,032
1,036	Coastal Financial Corp. (a)	47,397
2,117	Comerica, Inc. (b)	191,440
1,391	Commerce Bancshares, Inc. (b)	99,582
304	Community Bank Systems, Inc.	21,326
1,094	ConnectOne Bancorp, Inc.	35,019
432	Cullen Frost Bankers, Inc.	59,793
1,558	Customers Bancorp, Inc. (a)(b)	81,234
684	Dime Community Bancshares, Inc.	23,646
579	Eagle Bancorp, Inc.	33,009
2,193	East West Bancorp, Inc.	173,291
1,635	Eastern Bankshares, Inc.	35,218
675	Enterprise Bancorp, Inc.	27,081
1,168	Enterprise Financial Services Corp.	55,258
1,035	Equity Bancshares, Inc. - Class A	33,441
3,207	F.N.B. Corp.	39,927
528	FB Financial Corp.	23,454
1,462	Financial Institutions, Inc.	44,050
785	First Bancorp (North Carolina)	32,789
2,103	First BanCorp (Puerto Rico) - ADR (b)	27,591
854	First Bancshares, Inc.	28,746
2,391	First Bank	34,000
1,247	First Busey Corp.	31,599
146	First Citizens BancShares, Inc. - Class A	97,178
2,384	First Commonwealth Financial Corp.	36,141
676	First Community Bancshares, Inc.	19,070
1,027	First Financial Bancorp.	23,672
1,365	First Financial Bankshares, Inc. (b)	60,224
792	First Financial Corp.	34,278
902	First Foundation, Inc.	21,910
1,585	First Hawaiian, Inc. (b)	44,206
7,394	First Horizon National Corp.	173,685
1,030	First Internet Bancorp	44,300
1,790	Fulton Financial Corp.	29,750
571	German American Bancorp, Inc.	21,692
1,277	Glacier Bancorp, Inc. (b)	64,208
948	Hancock Whitney Corp.	49,438
2,112	Hanmi Financial Corp.	51,976

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
2,308	HarborOne Bancorp, Inc.	$32,358
1,650	HBT Financial, Inc.	29,997
682	Heartland Financial U.S.A., Inc.	32,620
1,809	Hilltop Holdings, Inc.	53,185
932	Home BancShares, Inc. (b)	21,063
1,149	HomeTrust Bancshares, Inc.	33,930
3,219	Hope Bancorp, Inc.	51,762
1,337	Independent Bank Corp.	29,414
412	Independent Bank Group, Inc.	29,318
3,629	Investors Bancorp, Inc.	54,181
1,211	Lakeland Bancorp, Inc.	20,224
400	Lakeland Financial Corp.	29,200
876	Live Oak Bancshares, Inc.	44,580
1,080	Mercantile Bank Corp.	38,254
1,438	Metrocity Bankshares, Inc.	33,764
348	Metropolitan Bank Holding Corp. (a)	35,416
822	Mid Penn Bancorp, Inc.	22,038
1,269	Midland States Bancorp, Inc.	36,623
692	MidWestOne Financial Group, Inc.	22,905
971	MVB Financial Corp.	40,296
519	National Bank Holdings Corp. - Class A	20,905
328	Nicolet Bankshares, Inc. (a)	30,691
924	Northrim BanCorp, Inc.	40,259
1,437	OFG Bancorp - ADR (b)	38,282
2,825	Old National Bancorp	46,273
1,813	Old Second Bancorp, Inc.	26,307
716	Origin Bancorp, Inc.	30,280
1,386	Orrstown Financial Services, Inc.	31,781
673	Pacific Premier Bancorp, Inc.	23,791
2,153	PacWest Bancorp	92,859
229	Park National Corp.	30,086
671	Peapack Gladstone Financial Corp.	23,317
742	Pinnacle Financial Partners, Inc.	68,323
1,178	Popular, Inc. - ADR	96,290
551	Preferred Bank (b)	40,824
738	Premier Financial Corp.	22,384
700	Prosperity Bancshares, Inc. (b)	48,566
409	QCR Holdings, Inc.	23,145
1,313	RBB Bancorp	30,842
435	Republic Bancorp, Inc. - Class A	19,549
6,556	Republic First Bancorp, Inc. (a)	33,829
702	S&T Bancorp, Inc.	20,765
695	Sandy Spring Bancorp, Inc. (b)	31,219
838	ServisFirst Bancshares, Inc. (b)	79,853
634	Signature Bank	186,073
307	Silvergate Capital Corp. - Class A (a)	46,225
919	Simmons First National Corp. - Class A	24,096
865	SmartFinancial, Inc.	22,127
1,398	South Plains Financial, Inc.	37,159
927	South State Corp. (b)	75,634
631	Southern First Bancshares, Inc. (a)	32,080
547	Southside Bancshares, Inc.	22,334
941	Spirit of Texas Bancshares, Inc.	24,729
549	Stock Yards Bancorp, Inc.	29,042
941	Summit Financial Group, Inc.	24,080
2,298	Synovus Financial Corp.	112,602
496	Texas Capital Bancshares, Inc. (a)	28,426
1,000	The Bank of N.T. Butterfield & Son, Ltd. - ADR	35,880
1,049	TowneBank	31,407

Number of Shares		Value
	Banks (Continued)
1,271	TriState Capital Holdings, Inc. (a)	$42,235
500	Triumph Bancorp, Inc. (a)	47,010
1,050	Trustmark Corp. (b)	31,910
563	UMB Financial Corp.	54,701
3,842	Umpqua Holdings Corp.	72,460
792	United Bankshares, Inc. (b)	27,625
2,294	United Community Banks, Inc.	79,831
1,224	Univest Corp. of Pennsylvania	32,754
3,562	Valley National Bancorp (b)	46,377
909	Veritex Holdings, Inc.	34,697
527	Washington Trust Bancorp, Inc. (b)	27,668
1,620	Webster Financial Corp.	90,914
1,440	WesBanco, Inc.	49,478
901	West Bancorporation, Inc.	24,516
1,599	Western Alliance Bancorp	132,429
851	Wintrust Financial Corp. (b)	79,083
2,460	Zions Bancorporation	161,278

		6,229,773

	Beverages - 0.45%
171	Boston Beer Co., Inc. - Class A (a)(b)	66,429
1,979	Celsius Holdings, Inc. (a)(b)	109,201
252	Coca-Cola Consolidated, Inc.	125,206
478	MGP Ingredients, Inc. (b)	40,912
1,104	National Beverage Corp.	48,024
68,224	NewAge, Inc. (a)	39,638
3,800	Primo Water Corp. - ADR	54,150

		483,560

	Biotechnology - 2.38%
2,238	ACADIA Pharmaceuticals, Inc. (a)	54,204
4,854	Achillion Pharmaceuticals, Inc. (a)(c)(d)(e)	2,233
1,181	Aduro Biotech, Inc. (a)(c)(d)(e)	0
2,373	Alector, Inc. (a)	33,815
4,144	Alkermes PLC - ADR (a)	109,029
912	AnaptysBio, Inc. (a)	22,563
515	Apellis Pharmaceuticals, Inc. (a)	26,167
346	Arrowhead Pharmaceuticals, Inc. (a)(b)	15,912
2,170	Avid Bioservices, Inc. (a)(b)	44,203
2,265	BioCryst Pharmaceuticals, Inc. (a)(b)	36,829
487	Biohaven Pharmaceutical Holding Co., Ltd. - ADR (a)	57,744
3,220	Bridgebio Pharma, Inc. (a)	32,683
620	CareDx, Inc. (a)	22,934
768	Cassava Sciences, Inc. (a)(b)	28,523
18,646	Catalyst Pharmaceuticals, Inc. (a)	154,575
613	Celldex Therapeutics, Inc. (a)	20,879
4,694	Coherus Biosciences, Inc. (a)(b)	60,599
866	Crinetics Pharmaceuticals, Inc. (a)	19,009
653	Cytokinetics, Inc. (a)(b)	24,037
2,994	Dynavax Technologies Corp. (a)(b)	32,455
2,573	Eagle Pharmaceuticals, Inc. (a)	127,338
1,928	Emergent BioSolutions, Inc. (a)	79,164
277	Enanta Pharmaceuticals, Inc. (a)	19,717
6,936	Exelixis, Inc. (a)	157,239
1,156	Halozyme Therapeutics, Inc. (a)(b)	46,101
627	Intellia Therapeutics, Inc. (a)(b)	45,564
6,114	Ironwood Pharmaceuticals, Inc. (a)(b)	76,914
1,340	iTeos Therapeutics, Inc. (a)(b)	43,121
3,439	Karyopharm Therapeutics, Inc. (a)	25,345
1,484	Kezar Life Sciences, Inc. (a)	24,664

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
7,439	MannKind Corp. (a)	$27,375
9,953	MiMedx Group, Inc. (a)	46,879
1,419	Myriad Genetics, Inc. (a)	35,759
713	Neurocrine Biosciences, Inc. (a)(b)	66,844
551	Novavax, Inc. (a)(b)	40,581
20,079	OPKO Health, Inc. (a)(b)	69,072
7,310	Organogenesis Holdings, Inc. (a)	55,702
738	Protagonist Therapeutics, Inc. (a)	17,476
1,147	Prothena Corp Plc - ADR (a)	41,946
28,647	Puma Biotechnology, Inc. (a)	82,503
5,138	Radius Health, Inc. - Class A (a)	45,369
1,427	REGENXBIO, Inc. (a)	47,362
379	Repligen Corp. (a)(b)	71,286
6,964	Stereotaxis, Inc. (a)	25,976
1,170	United Therapeutics Corp. (a)(b)	209,910
7,057	Vanda Pharmaceuticals, Inc. (a)	79,815
2,767	Vericel Corp. (a)(b)	105,755
431	Vir Biotechnology, Inc. (a)	11,085
404	XOMA Corp. (a)	11,304
300	Zentalis Pharmaceuticals, Inc. (a)	13,842

		2,549,401

	Building Products - 1.69%
1,860	A. O. Smith Corp.	118,835
382	AAON, Inc.	21,289
599	Advanced Drainage Systems, Inc. (b)	71,167
1,101	Allegion PLC - ADR (b)	120,868
555	American Woodmark Corp. (a)	27,167
1,160	Apogee Enterprises, Inc. (b)	55,054
216	Armstrong World Industries, Inc.	19,442
3,987	Builders FirstSource, Inc. (a)	257,321
2,145	Cornerstone Building Brands, Inc. (a)	52,166
224	CSW Industrials, Inc.	26,340
2,034	Fortune Brands Home & Security, Inc.	151,086
1,017	Griffon Corp.	20,370
1,042	Insteel Industries, Inc. (b)	38,544
1,681	JELD-WEN Holding, Inc. (a)	34,091
473	Lennox International, Inc.	121,968
353	Masonite International Corp. - ADR (a)	31,396
1,261	Owens Corning, Inc.	115,381
485	Patrick Industries, Inc.	29,245
1,608	PGT Innovations, Inc. (a)	28,912
1,795	Quanex Building Products Corp.	37,677
2,310	Resideo Technologies, Inc. (a)	55,047
749	Simpson Manufacturing Co., Inc.	81,671
1,851	Trex Co., Inc. (a)(b)	120,926
1,518	UFP Industries, Inc.	117,129
1,742	Zurn Water Solutions Corp.	61,667

		1,814,759

	Capital Markets - 2.96%
676	Affiliated Managers Group, Inc.	95,282
1,967	Ares Management Corp. - Class A	159,779
1,629	Artisan Partners Asset Management, Inc. - Class A	64,101
1,348	B. Riley Financial, Inc. (b)	94,306
3,177	Brightsphere Investment Group, Inc. (b)	77,042
1,140	Cboe Global Markets, Inc. (b)	130,439
733	Cohen & Steers, Inc.	62,957
2,109	Cowen Group, Inc. - Class A (b)	57,154

Number of Shares		Value
	Capital Markets (Continued)
277	Diamond Hill Investment Group, Inc.	$51,882
1,614	Donnelley Financial Solutions, Inc. (a)	53,682
920	Evercore, Inc. - Class A	102,414
467	FactSet Research Systems, Inc.	202,748
1,946	Federated Investors, Inc. (b)	66,281
681	Focus Financial Partners, Inc. - Class A (a)	31,149
2,298	GAMCO Investors, Inc. - Class A	50,809
3,058	Greenhill & Co., Inc. (b)	47,307
859	Hamilton Lane, Inc. - Class A	66,392
992	Houlihan Lokey, Inc.	87,098
4,225	Invesco, Ltd. - ADR (b)	97,429
2,781	Janus Henderson Group PLC - ADR	97,391
2,114	Lazard, Ltd. - Class A - ADR	72,933
1,383	LPL Financial Holdings, Inc. (b)	252,646
1,726	Moelis & Co. - Class A	81,036
478	Morningstar, Inc. (b)	130,575
2,095	Open Lending Corp. - Class A (a)	39,616
1,125	Oppenheimer Holdings, Inc. - Class A	49,028
407	Piper Jaffray Cos.	53,419
874	PJT Partners, Inc. - Class A	55,167
3,100	Pzena Investment Management, Inc. - Class A	24,862
1,551	SEI Investments Co.	93,386
1,471	StepStone Group, Inc. - Class A	48,631
1,784	Stifel Financial Corp. (b)	121,134
828	StoneX Group, Inc. (a)	61,462
3,166	The Carlyle Group, Inc.	154,849
2,062	Valhi, Inc.	60,437
3,300	Virtu Financial, Inc. - Class A	122,826
241	Virtus Investment Partners, Inc.	57,838

		3,175,487

	Chemicals - 1.88%
1,374	AdvanSix, Inc.	70,198
1,607	American Vanguard Corp.	32,654
679	Ashland Global Holdings, Inc.	66,820
799	Avient Corp.	38,352
1,344	Axalta Coating Systems, Ltd. - ADR (a)	33,035
229	Balchem Corp.	31,304
565	Cabot Corp. (b)	38,652
2,409	CF Industries Holdings, Inc.	248,272
2,575	Element Solutions, Inc.	56,392
580	H.B. Fuller Co.	38,321
948	Hawkins, Inc.	43,513
1,633	Huntsman Corp. (b)	61,254
461	Ingevity Corp. (a)	29,536
341	Innospec, Inc.	31,560
1,174	Intrepid Potash, Inc. (a)	96,432
1,084	Koppers Holdings, Inc.	29,832
2,242	Livent Corp. (a)	58,449
460	Minerals Technologies, Inc.	30,429
81	NewMarket Corp.	26,275
1,964	Olin Corp.	102,678
4,682	Rayonier Advanced Materials, Inc. (a)	30,761
1,698	RPM International, Inc.	138,285
298	Sensient Technologies Corp.	25,017
1,979	The Chemours Co. (b)	62,299
4,396	The Mosaic Co. (b)	292,334
515	The Scotts Miracle-Gro Co. (b)	63,324
783	Trinseo PLC - ADR	37,521
2,871	Tronox Holdings PLC - Class A - ADR	56,817

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
2,407	Valvoline, Inc.	$75,965
504	Westlake Chemical Corp. (b)	62,194

		2,008,475

	Commercial Services & Supplies - 1.23%
835	ABM Industries, Inc.	38,443
4,135	ACCO Brands Corp.	33,080
3,855	ADT, Inc.	29,260
1,147	Avery Dennison Corp. (b)	199,544
2,399	BrightView Holdings, Inc. (a)	32,650
422	Casella Waste Systems, Inc. - Class A (a)	36,988
470	Cimpress PLC - ADR (a)	29,887
538	Clean Harbors, Inc. (a)	60,062
896	Comfort Systems USA, Inc.	79,753
1,550	Deluxe Corp.	46,872
1,097	Heritage-Crystal Clean, Inc. (a)	32,482
2,274	Herman Miller, Inc.	78,590
1,519	HNI Corp. (b)	56,279
783	IAA, Inc. (a)	29,950
3,635	Interface, Inc.	49,327
2,205	KAR Auction Services, Inc. (a)(b)	39,800
4,551	Kimball International, Inc. - Class B	38,456
290	McGrath RentCorp	24,644
435	Montrose Environmental Group, Inc. (a)	23,025
476	MSA Safety, Inc.	63,165
3,990	NL Industries, Inc.	28,688
5,960	Pitney Bowes, Inc.	30,992
2,956	Steelcase, Inc. - Class A	35,324
500	Stericycle, Inc. (a)(b)	29,460
500	Tetra Tech, Inc. (b)	82,470
720	The Brinks Co.	48,960
733	US Ecology, Inc. (a)	35,096

		1,313,247

	Communications Equipment - 1.43%
1,732	ADTRAN, Inc.	31,955
922	Aviat Networks, Inc. (a)	28,370
2,860	Calix, Inc. (a)(b)	122,723
2,972	Cambium Networks Corp. - ADR (a)	70,258
6,414	Casa Systems, Inc. (a)	28,991
2,543	Ciena Corp. (a)(b)	154,182
1,147	Clearfield, Inc. (a)	74,807
931	Comtech Telecommunications Corp.	14,607
1,468	Digi International, Inc. (a)(b)	31,591
2,317	DZS, Inc. (a)	32,137
1,247	EchoStar Corp. - Class A (a)(b)	30,352
11,381	Extreme Networks, Inc. (a)	138,962
808	F5 Networks, Inc. (a)(b)	168,832
3,420	Harmonic, Inc. (a)(b)	31,772
5,513	Inseego Corp. (a)(b)	22,328
5,220	Juniper Networks, Inc.	193,975
3,553	KVH Industries, Inc. (a)	32,332
850	Lumentum Holdings, Inc. (a)(b)	82,960
1,293	NETGEAR, Inc. (a)	31,911
1,520	NetScout Systems, Inc. (a)	48,762
1,522	Plantronics, Inc. (a)(b)	59,967
10,376	Ribbon Communications, Inc. (a)	32,062
492	ViaSat, Inc. (a)	24,010
2,605	Viavi Solutions, Inc. (a)(b)	41,888

		1,529,734

Number of Shares		Value
	Computers & Peripherals - 0.02%
2,670	Diebold Nixdorf, Inc. (a)(b)	$17,969

	Construction & Engineering - 1.46%
1,904	AECOM (b)	146,246
614	Ameresco, Inc. - Class A (a)(b)	48,813
2,526	API Group Corp. (a)	53,122
660	Arcosa, Inc.	37,785
627	Argan, Inc.	25,450
5,183	Concrete Pumping Holdings, Inc. (a)	34,726
1,006	Construction Partners, Inc. - Class A (a)	26,337
504	Dycom Industries, Inc. (a)(b)	48,011
930	EMCOR Group, Inc.	104,746
1,356	Fluor Corp. (a)(b)	38,904
1,044	Granite Construction, Inc. (b)	34,243
1,189	IES Holdings, Inc. (a)	47,798
1,371	Jacobs Engineering Group, Inc.	188,938
1,567	KBR, Inc. (b)	85,762
909	MasTec, Inc. (a)(b)	79,174
559	MYR Group, Inc. (a)	52,568
1,083	Northwest Pipe Co. (a)	27,562
500	NV5 Global, Inc. (a)	66,650
1,601	Primoris Services Corp.	38,136
1,717	Quanta Services, Inc.	225,974
1,820	Sterling Construction Co., Inc. (a)	48,776
2,661	WillScot Mobile Mini Holdings Corp. (a)(b)	104,125

		1,563,846

	Construction Materials - 0.12%
426	Eagle Materials, Inc.	54,682
1,604	Summit Materials, Inc. - Class A (a)	49,820
233	United States Lime & Minerals, Inc.	27,037

		131,539

	Consumer Finance - 0.93%
2,036	Atlanticus Holdings Corp. (a)	105,445
203	Credit Acceptance Corp. (a)(b)	111,725
4,960	Curo Group Holdings Corp.	64,728
2,599	Enova International, Inc. (a)	98,684
3,102	EZCORP, Inc. - Class A (a)	18,736
395	FirstCash Holdings, Inc. (b)	27,784
1,143	LendingClub Corp. (a)	18,037
6,122	Navient Corp. (b)	104,319
651	Nelnet, Inc. - Class A	55,329
2,757	OneMain Holdings, Inc.	130,709
1,079	Oportun Financial Corp. (a)	15,494
648	PRA Group, Inc. (a)(b)	29,212
1,224	PROG Holdings, Inc. (a)	35,215
1,248	Regional Management Corp.	60,615
5,225	SLM Corp.	95,931
259	Upstart Holdings, Inc. (a)(b)	28,254

		1,000,217

	Containers & Packaging - 0.88%
561	AptarGroup, Inc.	65,918
1,281	Ardagh Group SA - ADR (c)(d)(e)	21,527
1,518	Berry Plastics Group, Inc. (a)	87,983
1,343	Crown Holdings, Inc.	167,996
1,754	Graphic Packaging Holding Co.	35,150
696	Greif, Inc. - Class A	45,282
436	Greif, Inc. - Class B	27,799
2,215	Myers Industries, Inc.	47,844
2,396	O-I Glass, Inc. (a)	31,579

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Containers & Packaging (Continued)
952	Packaging Corp. of America (b)	$148,617
1,954	Ranpak Holdings Corp. (a)	39,920
1,744	Sealed Air Corp.	116,778
990	Silgan Holdings, Inc.	45,768
538	Sonoco Products Co.	33,657
338	UFP Technologies, Inc. (a)	22,366

		938,184

	Distributors - 0.08%
2,813	Funko, Inc. - Class A (a)(b)	48,524
3,293	VOXX International Corp. (a)	32,831

		81,355

	Diversified Consumer Services - 1.12%
1,613	Adtalem Global Education, Inc. (a)(b)	47,922
2,218	American Public Education, Inc. (a)	47,110
1,319	Carriage Services, Inc.	70,342
794	Franchise Group, Inc. (b)	32,895
1,707	Frontdoor, Inc. (a)	50,954
112	Graham Holdings Co. - Class B (b)	68,485
410	Grand Canyon Education, Inc. (a)	39,815
4,655	H&R Block, Inc. (b)	121,216
1,493	Hillenbrand, Inc.	65,946
8,324	Houghton Mifflin Harcourt Co. (a)	174,887
3,845	Laureate Education, Inc.	45,563
841	Matthews International Corp. - Class A	27,215
8,341	Perdoceo Education Corp. (a)	95,755
1,753	Service Corp. International	115,383
523	Strategic Education, Inc. (b)	34,717
2,317	Stride, Inc. (a)(b)	84,177
2,149	The Beauty Health Co. (a)	36,275
1,280	Udemy, Inc. (a)	15,949
2,705	WW International, Inc. (a)	27,672

		1,202,278

	Diversified Financial Services - 0.57%
1,609	Alerus Financial Corp.	44,473
1,434	A-Mark Precious Metals, Inc.	110,905
1,703	Douglas Elliman, Inc.	12,432
1,122	Encore Capital Group, Inc. (a)(b)	70,383
4,221	Jefferies Financial Group, Inc. (b)	138,660
1,560	Primis Financial Corp.	21,809
2,105	Voya Financial, Inc. (b)	139,667
361	World Acceptance Corp. (a)	69,254

		607,583

	Diversified Telecommunication Services - 0.38%
558	Cogent Communications Holdings, Inc.	37,023
3,839	Consolidated Communications Holdings, Inc. (a)	22,650
3,834	IDT Corp. - Class B (a)	130,701
3,341	Ooma, Inc. (a)	50,082
2,059	Radius Global Infrastructure, Inc. (a)	29,403
6,705	Vonage Holdings Corp. (a)	136,044

		405,903

	Electric Utilities - 0.44%
347	ALLETE, Inc. (b)	23,242
1,390	Hawaiian Electric Industries, Inc.	58,811
598	IDACORP, Inc.	68,985
415	MGE Energy, Inc.	33,113
1,232	OGE Energy Corp.	50,241

Number of Shares		Value
	Electric Utilities (Continued)
819	Pinnacle West Capital Corp.	$63,964
635	PNM Resources, Inc.	30,270
1,045	Portland General Electric Co.	57,632
485	Unitil Corp.	24,192
7,364	Via Renewables, Inc.	60,679

		471,129

	Electrical Equipment - 1.57%
677	Acuity Brands, Inc.	128,156
1,116	Allied Motion Technologies, Inc.	33,302
1,203	Atkore International Group, Inc. (a)	118,423
627	AZZ, Inc.	30,247
4,498	Babcock & Wilcox Enterprises, Inc. (a)(b)	36,704
648	Belden, Inc.	35,899
926	Brady Corp. - Class A	42,846
1,227	ChargePoint Holdings, Inc. (a)(b)	24,393
856	Encore Wire Corp. (b)	97,644
327	EnerSys	24,384
1,498	Enphase Energy, Inc. (a)	302,267
656	Franklin Electric Co., Inc.	54,474
7,387	GrafTech International, Ltd.	71,063
582	Hubbell, Inc.	106,954
951	II-VI, Inc. (a)(b)	68,938
1,728	nVent Electric PLC - ADR	60,100
1,376	Plug Power, Inc. (a)	39,367
910	Preformed Line Products Co.	57,712
705	Regal Beloit Corp.	104,890
1,292	Sensata Technologies Holding PLC - ADR (a)	65,698
1,371	Thermon Group Holdings, Inc. (a)	22,210
3,688	Vertiv Holdings Co.	51,632
849	Vicor Corp. (a)	59,897
362	Woodward Governor Co. (b)	45,217

		1,682,417

	Electronic Equipment, Instruments & Components - 1.62%
1,052	Arrow Electronics, Inc. (a)	124,799
1,197	Avnet, Inc.	48,586
1,066	Benchmark Electronics, Inc.	26,693
1,665	Cognex Corp.	128,455
251	Coherent, Inc. (a)	68,613
1,302	CTS Corp. (b)	46,013
5,489	Daktronics, Inc. (a)	21,078
1,199	Dolby Laboratories, Inc. - Class A	93,786
549	Fabrinet - ADR (a)	57,716
394	FARO Technologies, Inc. (a)	20,456
2,471	Identiv, Inc. (a)	39,956
832	Insight Enterprises, Inc. (a)(b)	89,290
409	Itron, Inc. (a)	21,546
1,669	Jabil, Inc.	103,027
948	Kimball Electronics, Inc. (a)	18,951
1,326	Knowles Corp. (a)	28,549
107	Littelfuse, Inc.	26,687
4,507	Luna Innovations, Inc. (a)	34,749
788	Methode Electronics, Inc. (b)	34,081
3,428	Napco Security Technologies, Inc. (a)	70,343
2,025	National Instruments Corp.	82,195
501	Novanta, Inc. - ADR (a)	71,287
244	OSI Systems, Inc. (a)(b)	20,769
926	PC Connection, Inc.	48,513
272	Plexus Corp. (a)(b)	22,252
166	Rogers Corp. (a)	45,102

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
1,129	Sanmina Corp. (a)	$45,634
1,282	ScanSource, Inc. (a)	44,601
834	SYNNEX Corp. (b)	86,077
2,616	TTM Technologies, Inc. (a)(b)	38,769
227	Universal Display Corp. (b)	37,898
1,753	Vishay Intertechnology, Inc.	34,359
2,028	Vontier Corp. (b)	51,491

		1,732,321

	Energy Equipment & Services - 0.73%
3,136	Archrock, Inc.	28,945
1,209	Aspen Aerogels, Inc. (a)	41,686
1,175	Bristow Group, Inc. (a)	43,569
611	Cactus, Inc. - Class A (b)	34,668
1,730	ChampionX Corp. (a)(b)	42,351
7,316	Helix Energy Solutions Group, Inc. (a)(b)	34,971
518	Helmerich & Payne, Inc.	22,160
2,469	Matrix Service Co. (a)	20,295
346	Nabors Industries, Ltd. - ADR (a)	52,841
3,643	National Energy Services Reunited Corp. - ADR (a)	30,601
11,309	Newpark Resources, Inc. (a)	41,391
2,839	NOV, Inc. (b)	55,673
3,036	Oceaneering International, Inc. (a)	46,026
4,821	Oil States International, Inc. (a)	33,506
4,342	Patterson-UTI Energy, Inc.	67,214
4,112	ProPetro Holding Corp. (a)	57,280
9,166	TETRA Technologies, Inc. (a)	37,672
5,080	US Silica Holdings, Inc. (a)	94,793

		785,642

	Entertainment - 0.38%
3,184	AMC Entertainment Holdings, Inc. - Class A (a)(b)	78,454
1,777	Liberty Media Corp. - Liberty Formula One - Class C (a)	124,105
3,064	Playtika Holding Corp. (a)	59,227
3,797	Skillz, Inc. (a)(b)	11,391
1,270	The Marcus Corp. (a)	22,479
675	World Wrestling Entertainment, Inc. - Class A (b)	42,147
7,616	Zynga, Inc. - Class A (a)	70,372

		408,175

	Food & Staples Retailing - 1.47%
4,512	Albertsons Cos., Inc. - Class A	150,024
2,614	BJ’s Wholesale Club Holdings, Inc. (a)	176,733
641	Casey’s General Stores, Inc.	127,027
1,065	Grocery Outlet Holding Corp. (a)	34,911
4,122	HF Foods Group, Inc. (a)	27,452
1,257	Ingles Markets, Inc. - Class A (b)	111,936
2,198	Natural Grocers by Vitamin Cottage, Inc.	43,081
3,255	Performance Food Group Co. (a)	165,712
396	PriceSmart, Inc.	31,233
2,993	Rite Aid Corp. (a)(b)	26,189
3,052	SpartanNash Co.	100,685
3,202	Sprouts Farmers Market, Inc. (a)(b)	102,400
1,011	The Andersons, Inc.	50,813
3,654	United Natural Foods, Inc. (a)(b)	151,093
3,862	US Foods Holding Corp. (a)	145,327

Number of Shares		Value
	Food & Staples Retailing (Continued)
2,085	Village Super Market, Inc. - Class A	$51,082
1,093	Weis Markets, Inc.	78,062

		1,573,760

	Food Products - 0.93%
976	Bunge, Ltd. - ADR	108,151
1,901	Darling International, Inc. (a)	152,802
4,417	Flowers Foods, Inc.	113,561
1,120	Fresh Del Monte Produce, Inc. - ADR	29,019
2,081	Hostess Brands, Inc. (a)	45,657
813	Ingredion, Inc.	70,853
160	J&J Snack Foods Corp. (b)	24,816
383	John B. Sanfilippo & Son, Inc.	31,958
535	Lamb Weston Holdings, Inc.	32,052
242	Lancaster Colony Corp.	36,094
1,107	Pilgrim’s Pride Corp. (a)	27,786
634	Post Holdings, Inc. (a)(b)	43,911
484	Sanderson Farms, Inc.	90,745
912	Seneca Foods Corp. - Class A (a)	47,004
929	Simply Good Foods Co. (a)	35,256
1,004	The Hain Celestial Group, Inc. (a)	34,538
1,238	TreeHouse Foods, Inc. (a)	39,938
1,339	Vital Farms, Inc. (a)	16,550
2,121	Whole Earth Brands, Inc. (a)(b)	15,186

		995,877

	Gas Utilities - 0.48%
1,337	Brookfield Infrastructure Corp. - Class A - ADR	100,863
2,615	EQT Corp. (b)	89,982
616	National Fuel Gas Co. (b)	42,319
810	New Jersey Resources Corp.	37,147
255	ONE Gas, Inc.	22,501
931	South Jersey Industries, Inc. (b)	32,166
327	Southwest Gas Holdings, Inc.	25,601
344	Spire, Inc.	24,686
3,752	UGI Corp. (b)	135,897

		511,162

	Health Care Equipment & Supplies - 2.42%
9,359	Accuray, Inc. (a)	30,978
3,514	Alphatec Holdings, Inc. (a)	40,411
1,314	AngioDynamics, Inc. (a)	28,303
1,178	Anika Therapeutics, Inc. (a)	29,580
17,013	Antares Pharma, Inc. (a)	69,753
2,700	Apyx Medical Corp. (a)	17,631
743	AtriCure, Inc. (a)	48,793
709	Avanos Medical, Inc. (a)	23,751
216	Axonics, Inc. (a)	13,522
1,253	Cardiovascular Systems, Inc. (a)	28,318
5,518	Cerus Corp. (a)(b)	30,294
304	CONMED Corp. (b)	45,159
2,317	Cutera, Inc. (a)	159,873
2,291	Envista Holdings Corp. (a)(b)	111,595
1,990	Figs, Inc. - Class A (a)(b)	42,825
1,062	Globus Medical, Inc. - Class A (a)(b)	78,354
626	Haemonetics Corp. (a)	39,576
177	ICU Medical, Inc. (a)	39,407
827	Inari Medical, Inc. (a)	74,959
479	Integer Holdings Corp. (a)	38,593
593	Integra LifeSciences Holdings Corp. (a)(b)	38,106
901	iRadimed Corp.	40,401

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
580	iRhythm Technologies, Inc. (a)	$91,333
1,267	Lantheus Holdings, Inc. (a)	70,078
1,238	LeMaitre Vascular, Inc.	57,530
512	LivaNova PLC - ADR (a)	41,897
591	Masimo Corp. (a)	86,014
4,094	Meridian Bioscience, Inc. (a)	106,280
534	Merit Medical Systems, Inc. (a)(b)	35,522
2,595	Natus Medical, Inc. (a)(b)	68,197
556	NuVasive, Inc. (a)	31,525
1,140	Ortho Clinical Diagnostics Holdings PLC - ADR (a)	21,272
2,120	Orthofix Medical, Inc. (a)(b)	69,324
474	Penumbra, Inc. (a)(b)	105,290
1,054	Quidel Corp. (a)	118,533
3,947	Retractable Technologies, Inc. (a)(b)	18,748
2,448	SeaSpine Holdings Corp. (a)	29,768
445	Shockwave Medical, Inc. (a)	92,275
1,107	SI-BONE, Inc. (a)	25,018
567	Silk Road Medical, Inc. (a)	23,411
1,258	STAAR Surgical Co. (a)	100,527
721	SurModics, Inc. (a)	32,683
1,873	Tactile Systems Technology, Inc. (a)	37,760
1,260	Tandem Diabetes Care, Inc. (a)	146,525
242	Utah Medical Products, Inc.	21,746
1,344	Vapotherm, Inc. (a)	18,682
1,438	Varex Imaging Corp. (a)	30,615
6,439	Zynex, Inc. (b)	40,115

		2,590,850

	Health Care Providers & Services - 3.27%
1,893	Acadia Healthcare Co., Inc. (a)(b)	124,048
1,393	AdaptHealth Corp. (a)	22,330
435	Addus HomeCare Corp. (a)	40,581
641	Amedisys, Inc. (a)(b)	110,438
1,206	AMN Healthcare Services, Inc. (a)(b)	125,822
518	Apollo Medical Holdings, Inc. (a)	25,108
5,864	Aveanna Healthcare Holdings, Inc. (a)	19,996
4,057	Brookdale Senior Living, Inc. (a)	28,602
234	Chemed Corp.	118,533
356	CorVel Corp. (a)	59,965
2,025	Covetrus, Inc. (a)(b)	34,000
6,467	Cross Country Healthcare, Inc. (a)(b)	140,140
804	Encompass Health Corp.	57,172
1,345	Fulgent Genetics, Inc. (a)(b)	83,941
553	HealthEquity, Inc. (a)	37,294
2,691	Henry Schein, Inc. (a)	234,628
3,300	InfuSystem Holdings, Inc. (a)	32,340
5,967	Innovage Holding Corp. (a)(b)	38,308
437	LHC Group, Inc. (a)(b)	73,678
2,348	MEDNAX, Inc. (a)	55,131
491	ModivCare, Inc. (a)	56,657
1,059	Molina Healthcare, Inc. (a)	353,272
707	National HealthCare Corp.	49,653
1,573	National Research Corp.	62,369
13,170	Ontrak, Inc. (a)	29,830
2,095	Option Care Health, Inc. (a)	59,833
4,302	Owens & Minor, Inc. (b)	189,374
2,306	Patterson Cos., Inc. (b)	74,645
2,034	PerkinElmer, Inc. (b)	354,852

Number of Shares		Value
	Health Care Providers & Services (Continued)
1,671	Premier, Inc. - Class A	$59,471
671	Progyny, Inc. (a)(b)	34,489
955	R1 RCM, Inc. (a)(b)	25,556
2,258	RadNet, Inc. (a)	50,511
2,324	Select Medical Holdings Corp.	55,753
3,963	Sharps Compliance Corp. (a)	23,382
926	Surgery Partners, Inc. (a)(b)	50,976
1,777	Tenet Healthcare Corp. (a)	152,751
898	The Ensign Group, Inc.	80,829
1,874	The Joint Corp (a)	66,321
3,610	Tivity Health, Inc. (a)(b)	116,134
196	Trupanion, Inc. (a)(b)	17,468
245	US Physical Therapy, Inc. (b)	24,365
9,936	Viemed Healthcare, Inc. - ADR (a)	49,481

		3,500,027

	Health Care Technology - 0.64%
2,147	Allscripts Healthcare Solutions, Inc. (a)(b)	48,351
3,939	Change Healthcare, Inc. (a)	85,870
1,866	Computer Programs & Systems, Inc. (a)	64,284
5,414	Convey Health Solutions Holdings, Inc. (a)	35,408
1,621	Evolent Health, Inc. - Class A (a)(b)	52,358
1,214	HealthStream, Inc. (a)	24,183
3,414	iCAD, Inc. (a)	15,226
477	Inspire Medical Systems, Inc. (a)	122,441
9,934	Multiplan Corp. (a)	46,491
6,097	NextGen Healthcare, Inc. (a)	127,488
419	Omnicell, Inc. (a)(b)	54,256
290	OptimizeRx Corp. (a)	10,936

		687,292

	Hotels, Restaurants & Leisure - 1.70%
1,237	Aramark	46,511
327	Biglari Holdings, Inc. - Class B (a)	47,287
731	BJ’s Restaurants, Inc. (a)	20,687
1,792	Bloomin’ Brands, Inc. (b)	39,317
1,459	Bluegreen Vacations Holding Corp. (a)	43,143
1,048	Boyd Gaming Corp.	68,937
729	Brinker International, Inc. (a)	27,819
1,766	Callaway Golf Co. (a)(b)	41,360
10,192	Carrols Restaurant Group, Inc.	23,034
2,494	Century Casinos, Inc. (a)	29,803
235	Choice Hotels International, Inc. (b)	33,314
94	Churchill Downs, Inc. (b)	20,847
1,016	Chuy’s Holdings, Inc. (a)(b)	27,432
256	Cracker Barrel Old Country Store, Inc. (b)	30,395
754	Dave & Buster’s Entertainment, Inc. (a)	37,021
422	Dine Brands Global, Inc. (b)	32,895
1,638	El Pollo Loco Holdings, Inc. (a)	19,034
1,453	Everi Holdings, Inc. (a)	30,513
3,939	Fiesta Restaurant Group, Inc. (a)	29,444
4,379	Full House Resorts, Inc. (a)	42,082
732	Hilton Grand Vacations, Inc. (a)	38,071
233	Hyatt Hotels Corp. - Class A (a)	22,240
3,100	International Game Technology PLC	76,508
564	Kura Sushi USA, Inc. - Class A (a)	31,105
503	Marriott Vacations Worldwide Corp. (b)	79,323
420	Nathan’s Famous, Inc.	22,751
618	Papa John’s International, Inc.	65,063
1,491	Penn National Gaming, Inc. (a)	63,248
254	Planet Fitness, Inc. - Class A (a)	21,458

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
4,613	PlayAGS, Inc. (a)	$30,769
623	RCI Hospitality Holdings, Inc.	38,290
1,994	Red Robin Gourmet Burgers, Inc. (a)	33,619
710	Red Rock Resorts, Inc. - Class A	34,478
1,474	Ruth’s Hospitality Group, Inc.	33,725
1,433	Scientific Games Corp. (a)	84,189
571	SeaWorld Entertainment, Inc. (a)(b)	42,505
861	Sweetgreen, Inc. - Class A (a)(b)	27,543
16,049	Target Hospitality Corp. (a)	96,294
413	Texas Roadhouse, Inc. (b)	34,581
3,028	The ONE Group Hospitality, Inc. (a)	31,824
1,114	The Wendy’s Co.	24,475
559	Travel + Leisure Co.	32,388
226	Vail Resorts, Inc.	58,821
614	Wingstop, Inc.	72,053
409	Wyndham Hotels & Resorts Inc. (b)	34,638

		1,820,834

	Household Durables - 1.8%
3,035	Bassett Furniture Industries, Inc.	50,260
1,900	Beazer Homes USA, Inc. (a)	28,918
114	Cavco Industries, Inc. (a)(b)	27,457
692	Century Communities, Inc. (b)	37,070
2,485	Ethan Allen Interiors, Inc. (b)	64,784
6,318	GoPro, Inc. - Class A (a)(b)	53,893
2,156	Green Brick Partners, Inc. (a)	42,603
1,654	Hamilton Beach Brands Holding Co. - Class A	19,236
358	Helen of Troy, Ltd. - ADR (a)(b)	70,111
317	Hovnanian Enterprises, Inc. - Class A (a)	18,735
549	Installed Building Products, Inc. (b)	46,385
689	iRobot Corp. (a)(b)	43,683
1,230	KB Home	39,827
5,380	Landsea Homes Corp. (a)	45,999
1,701	La-Z-Boy, Inc. (b)	44,855
716	Leggett & Platt, Inc.	24,917
346	LGI Homes, Inc. (a)(b)	33,797
3,627	Lifetime Brands, Inc.	46,571
1,726	Lovesac Co. (a)(b)	93,308
840	M/I Homes, Inc. (a)	37,254
563	Meritage Homes Corp. (a)	44,606
686	Mohawk Industries, Inc. (a)	85,201
4,029	Newell Rubbermaid, Inc.	86,261
3,355	PulteGroup, Inc. (b)	140,574
2,913	Purple Innovation, Inc. (a)	17,041
1,203	Skyline Champion Corp. (a)	66,021
1,136	Snap One Holdings Corp. (a)	16,756
2,721	Sonos, Inc. (a)(b)	76,787
1,783	Taylor Morrison Home Corp. (a)(b)	48,533
3,330	Tempur Sealy International, Inc. (b)	92,974
1,872	Toll Brothers, Inc. (b)	88,021
329	TopBuild Corp. (a)(b)	59,677
1,833	Traeger, Inc. (a)	13,637
2,754	TRI Pointe Group, Inc. (a)	55,300
4,591	Tupperware Brands Corp. (a)	89,295
2,153	Turtle Beach Corp. (a)	45,837
846	Universal Electronics, Inc. (a)	26,429
1,937	Weber, Inc. - Class A	19,041

		1,941,654

Number of Shares		Value
	Household Products - 0.18%
537	Central Garden & Pet Co. (a)	$23,607
890	Central Garden & Pet Co. - Class A (a)(b)	36,294
649	Spectrum Brands Holdings, Inc.	57,579
438	WD-40 Co. (b)	80,255

		197,735

	Independent Power and Renewable Electricity Producers - 0.48%
2,339	Clearway Energy, Inc. - Class A	77,936
2,378	Clearway Energy, Inc. - Class C	86,821
5,168	NRG Energy, Inc.	198,244
6,567	Vistra Energy Corp.	152,683

		515,684

	Industrial Conglomerates - 0.22%
535	Carlisle Companies, Inc.	131,567
388	Otter Tail Corp.	24,250
8	Seaboard Corp.	33,644
232	Standex International Corp.	23,181
2,129	Tredegar Corp.	25,527

		238,169

	Insurance - 2.90%
142	Alleghany Corp. (a)	120,274
2,136	American Equity Investment Life Holding Co.	85,248
1,363	American Financial Group, Inc.	198,480
318	American National Group, Inc.	60,131
619	AMERISAFE, Inc.	30,746
619	Argo Group International Holdings, Ltd. - ADR	25,552
629	Assurant, Inc.	114,371
1,105	Assured Guaranty, Ltd. - ADR	70,344
536	Axis Capital Holdings, Ltd. - ADR	32,412
459	Brighthouse Financial, Inc. (a)	23,712
3,370	Brown & Brown, Inc.	243,550
1,532	CNO Financial Group, Inc. (b)	38,438
3,215	Crawford & Co. - Class A	24,305
2,200	Donegal Group, Inc. - Class A	29,502
662	Employers Holdings, Inc.	27,155
320	Enstar Group, Ltd. - ADR (a)	83,568
419	Erie Indemnity Co. - Class A (b)	73,798
440	Everest Re Group, Ltd. - ADR	132,607
2,214	First American Financial Corp. (b)	143,512
6,765	Genworth Financial, Inc. - Class A (a)	25,572
969	Globe Life, Inc.	97,481
3,853	Greenlight Capital RE, Ltd. - Class A - ADR (a)	27,241
600	Horace Mann Educators Corp.	25,098
184	Investors Title Co.	37,391
826	Kemper Corp. (b)	46,702
338	Kinsale Capital Group, Inc. (b)	77,071
9,940	Maiden Holdings, Ltd. - ADR (a)	23,955
3,926	MBIA, Inc. (a)	60,421
895	Mercury General Corp.	49,225
132	National Western Life Group, Inc. - Class A	27,773
5,897	Old Republic International Corp.	152,555
626	Primerica, Inc.	85,649
946	ProAssurance Corp.	25,428
580	Reinsurance Group of America, Inc. (b)	63,487
354	RenaissanceRe Holdings, Ltd. - ADR	56,113
389	RLI Corp.	43,035
338	Safety Insurance Group, Inc.	30,707
885	Selective Insurance Group, Inc.	79,084

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Insurance (Continued)
5,049	SiriusPoint, Ltd. - ADR (a)	$37,767
865	Stewart Information Services Corp.	52,428
633	The Hanover Insurance Group, Inc.	94,646
4,162	Tiptree, Inc.	53,482
2,820	Trean Insurance Group, Inc. (a)	13,226
1,326	Universal Insurance Holdings, Inc.	17,888
2,048	Unum Group (b)	64,532
2,733	W.R. Berkley Corp. (b)	181,990

		3,107,652

	Interactive Media & Services - 0.36%
2,121	Cargurus, Inc. (a)	90,058
4,373	Cars.com, Inc. (a)(b)	63,102
2,669	EverQuote, Inc. - Class A (a)	43,184
1,795	MediaAlpha, Inc. - Class A (a)	29,707
1,981	QuinStreet, Inc. (a)	22,980
18,058	TrueCar, Inc. (a)	71,329
1,972	Yelp, Inc. (a)	67,265

		387,625

	Internet & Direct Marketing Retail - 0.53%
3,202	1-800-Flowers.com, Inc. - Class A (a)(b)	40,857
2,503	aka Brands Holding Corp. (a)	11,063
4,468	CarParts.com, Inc. (a)	29,936
4,411	Duluth Holdings, Inc. - Class B (a)	53,947
1,645	Groupon, Inc. (a)(b)	31,633
2,840	Lands’ End, Inc. (a)	48,053
3,945	Lulu’s Fashion Lounge Holdings, Inc. (a)	26,747
1,348	PetMed Express, Inc. (b)	34,778
2,422	Porch Group, Inc. (a)(b)	16,821
3,884	Quotient Technology, Inc. (a)	24,780
5,663	Qurate Retail, Inc. - Series A (b)	26,956
1,390	Revolve Group, Inc. (a)	74,629
931	Shutterstock, Inc. (b)	86,657
3,523	Stitch Fix, Inc. - Class A (a)	35,477
685	Xometry, Inc. - Class A (a)	25,174

		567,508

	Internet Software & Services - 0.1%
6,885	Benefitfocus, Inc. (a)	86,889
1,558	Liquidity Services, Inc. (a)	26,673

		113,562

	IT Services - 3.09%
1,375	Alliance Data Systems Corp. (b)	77,206
2,210	Amdocs, Ltd. - ADR	181,684
1,286	Black Knight, Inc. (a)	74,575
2,269	Booz Allen Hamilton Holding Corp.	199,309
9,511	Brightcove, Inc. (a)	74,186
529	CACI International, Inc. - Class A (a)	159,366
1,526	Cass Information Systems, Inc.	56,325
1,007	Concentrix Corp.	167,726
15,110	Conduent, Inc. (a)(b)	77,968
1,962	CSG Systems International, Inc.	124,724
3,911	DXC Technology Co. (a)	127,616
639	Euronet Worldwide, Inc. (a)(b)	83,166
1,046	EVERTEC, Inc. - ADR	42,813
745	ExlService Holdings, Inc. (a)	106,736
3,389	Genpact, Ltd. - ADR	147,455
2,713	Gogo, Inc. (a)	51,710
1,738	Grid Dynamics Holdings, Inc. (a)	24,471

Number of Shares		Value
	IT Services (Continued)
1,156	HireQuest, Inc.	$22,103
2,765	I3 Verticals, Inc. - Class A (a)	77,033
3,989	IBEX Holdings, Ltd. - ADR (a)	63,585
3,511	International Money Express, Inc. (a)	72,362
483	LiveRamp Holdings, Inc. (a)	18,059
316	ManTech International Corp. - Class A	27,236
1,551	Maximus, Inc. (b)	116,247
4,475	MoneyGram International, Inc. (a)	47,256
571	MongoDB, Inc. (a)(b)	253,290
12,135	Paysafe, Ltd. - ADR (a)	41,138
1,704	Perficient, Inc. (a)(b)	187,593
2,388	Priority Technology Holdings, Inc. (a)	13,731
5,236	Rackspace Technology, Inc. (a)(b)	58,434
1,939	Repay Holdings Corp. (a)	28,639
458	Science Applications International Corp. (b)	42,214
447	Shift4 Payments, Inc. - Class A (a)(b)	27,683
2,715	SolarWinds Corp.	36,137
1,314	Switch, Inc. - Class A	40,497
4,254	The Hackett Group, Inc.	98,097
4,937	The Western Union Co. (b)	92,519
840	TTEC Holdings, Inc. (b)	69,317
1,419	Unisys Corp. (a)	30,664
1,545	Verra Mobility Corp. (a)	25,153
217	WEX, Inc. (a)	38,724

		3,304,747

	Leisure Products - 1.18%
1,131	Acushnet Holdings Corp. (b)	45,534
1,470	American Outdoor Brands, Inc. (a)	19,301
1,380	Brunswick Corp.	111,628
1,230	Clarus Corp.	28,019
1,820	Escalade, Inc.	24,024
1,750	Hayward Holdings, Inc. (a)	29,085
509	Johnson Outdoors, Inc. - Class A (b)	39,565
1,372	Latham Group, Inc. (a)	18,165
633	Malibu Boats, Inc. - Class A (a)	36,720
2,765	Marine Products Corp.	31,936
2,894	MasterCraft Boat Holdings, Inc. (a)	71,221
5,930	Mattel, Inc. (a)	131,705
7,391	Nautilus, Inc. (a)	30,451
1,002	Polaris Industries, Inc.	105,531
611	Pool Corp.	258,361
3,842	Smith & Wesson Brands, Inc. (b)	58,130
1,535	Solo Brands, Inc. - Class A (a)(b)	13,094
635	Sturm, Ruger & Co., Inc.	44,209
2,090	Vista Outdoor, Inc. (a)(b)	74,592
1,459	YETI Holdings, Inc. (a)(b)	87,511

		1,258,782

	Life Sciences Tools & Services - 1.30%
936	10X Genomics, Inc. - Class A (a)(b)	71,201
6,412	Avantor, Inc. (a)(b)	216,854
485	Bio-Techne Corp.	210,024
1,583	Bruker Corp.	101,787
614	Charles River Laboratories International, Inc. (a)	174,358
14,826	ChromaDex Corp. (a)	36,472
750	Codexis, Inc. (a)	15,465
22,010	Harvard Bioscience, Inc. (a)	136,682
1,536	Inotiv, Inc. (a)	40,212
521	Maravai LifeSciences Holdings, Inc. - Class A (a)	18,376

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
517	Medpace holdings, Inc. (a)(b)	$84,576
2,954	QIAGEN NV - ADR (a)	144,746
1,706	Syneos Health, Inc. (a)	138,101

		1,388,854

	Machinery - 2.88%
1,016	AGCO Corp. (b)	148,366
225	Alamo Group, Inc.	32,353
409	Albany International Corp. - Class A (b)	34,487
977	Allison Transmission Holdings, Inc.	38,357
1,361	Altra Industrial Motion Corp.	52,984
506	Astec Industries, Inc.	21,758
525	Badger Meter, Inc.	52,348
840	Barnes Group, Inc.	33,760
89	Chart Industries, Inc. (a)(b)	15,287
617	Columbus McKinnon Corp. (b)	26,161
734	Crane Co.	79,477
1,705	Donaldson Co., Inc.	88,541
2,190	Energy Recovery, Inc. (a)	44,107
1,504	Enovis Corp. (a)	59,844
320	EnPro Industries, Inc.	31,274
272	ESCO Technologies, Inc.	19,018
1,477	Evoqua Water Technologies Corp. (a)	69,389
753	Federal Signal Corp.	25,414
1,122	Flowserve Corp.	40,280
2,422	Gates Industrial Corp PLC - ADR (a)	36,475
519	Gorman Rupp Co.	18,622
2,320	Graco, Inc.	161,750
417	Helios Technologies, Inc.	33,464
640	ITT, Inc.	48,134
449	John Bean Technologies Corp.	53,193
241	Kadant, Inc.	46,800
646	Kennametal, Inc.	18,482
781	Lincoln Electric Holdings, Inc.	107,630
154	Lindsay Corp.	24,179
1,818	Mayville Engineering Co., Inc. (a)	17,035
1,403	Meritor, Inc. (a)	49,905
719	Miller Industries, Inc.	20,247
1,644	Mueller Industries, Inc. (b)	89,055
1,838	Mueller Water Products, Inc. - Class A	23,747
709	Nordson Corp.	161,000
577	Omega Flex, Inc.	74,935
905	Oshkosh Corp. (b)	91,088
2,170	Pentair PLC - ADR	117,636
2,677	REV Group, Inc. (b)	35,872
888	Snap-on, Inc. (b)	182,466
626	SPX Corp. (a)	30,931
586	SPX FLOW, Inc.	50,525
591	Tennant Co.	46,571
1,521	Terex Corp.	54,239
2,224	The Manitowoc Co., Inc. (a)	33,538
475	The Middleby Corp. (a)(b)	77,871
1,187	The Shyft Group Inc (b)	42,863
859	The Timken Co.	52,141
1,609	The Toro Co. (b)	137,553
2,756	Titan International, Inc. (a)	40,596
1,035	TriMas Corp.	33,213
250	Valmont Industries, Inc. (b)	59,650
510	Watts Water Technologies, Inc. - Class A	71,191

Number of Shares		Value
	Machinery (Continued)
1,368	Welbilt, Inc. (a)	$32,490

		3,088,292

	Marine - 0.33%
3,394	Costamere, Inc. - ADR	57,868
703	Eagle Bulk Shipping, Inc. - ADR	47,881
1,879	Genco Shipping & Trading, Ltd. - ADR	44,382
604	Kirby Corp. (a)	43,603
734	Matson, Inc.	88,535
9,051	Safe Bulkers, Inc. - ADR	43,083
2,752	SFL Corp., Ltd. - ADR	28,015

		353,367

	Media - 1.29%
2,902	Advantage Solutions, Inc. (a)	18,515
954	AMC Networks, Inc. - Class A (a)(b)	38,761
12,915	Audacy, Inc. (a)	37,324
6,900	Clear Channel Outdoor Holdings, Inc. (a)	23,874
7,233	Entravision Communications Corp. - Class A	46,363
11,663	Fluent, Inc. (a)	24,259
2,271	Gray Television, Inc. (b)	50,121
4,138	Hemisphere Media Group, Inc. (a)	18,911
2,219	iHeartMedia, Inc. - Class A (a)	42,006
870	John Wiley & Sons, Inc. - Class A (b)	46,136
2,853	Liberty Latin America, Ltd. - Class A - ADR (a)	27,674
2,759	Liberty Latin America, Ltd. - Class C - ADR (a)	26,459
393	Liberty Media Group - Class A (a)	24,810
5,686	News Corp. - Class A	125,945
2,667	News Corp. - Class B	60,061
609	Nexstar Media Group, Inc. - Class A (b)	114,784
892	Scholastic Corp.	35,930
1,227	Sinclair Broadcast Group, Inc. - Class A	34,381
726	TechTarget, Inc. (a)	59,009
3,522	TEGNA, Inc.	78,893
2,882	The E.W. Scripps Co. - Class A (a)	59,917
4,912	The Interpublic Group of Companies, Inc.	174,130
2,099	The New York Times Co. - Class A	96,218
1,475	Thryv Holdings, Inc. (a)(b)	41,477
856	Value Line, Inc.	57,352
1,312	WideOpenWest, Inc. (a)	22,881

		1,386,191

	Metals & Mining - 1.73%
2,495	Alcoa Corp.	224,625
5,160	Cleveland-Cliffs, Inc. (a)(b)	166,204
1,823	Commercial Metals Co.	75,873
1,797	Constellium SE - ADR (a)	32,346
503	Gibraltar Industries, Inc. (a)	21,604
693	Haynes International, Inc.	29,522
5,106	Hecla Mining Co.	33,546
262	Kaiser Aluminum Corp.	24,670
305	Materion Corp.	26,151
2,390	Olympic Steel, Inc. (b)	91,919
1,139	Reliance Steel & Aluminum Co.	208,836
187	Royal Gold, Inc.	26,419
4,713	Ryerson Holding Corp.	165,049
1,101	Schnitzer Steel Industries, Inc. - Class A (b)	57,186
3,172	Steel Dynamics, Inc. (b)	264,640
6,980	SunCoke Energy, Inc.	62,192
4,206	TimkenSteel Corp. (a)(b)	92,027
4,353	United States Steel Corp. (b)	164,282

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Metals & Mining (Continued)
1,872	Warrior Met Coal, Inc.	$69,470
259	Worthington Industries, Inc.	13,315

		1,849,876

	Multiline Retail - 0.73%
1,391	Big Lots, Inc. (b)	48,129
855	Dillard’s, Inc. - Class A (b)	229,473
3,351	Kohl’s Corp. (b)	202,601
8,172	Macy’s, Inc. (b)	199,070
2,677	Nordstrom, Inc. (b)	72,574
645	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	27,709

		779,556

	Multi-Utilities - 0.25%
740	Avista Corp. (b)	33,411
480	Black Hills Corp.	36,970
3,698	MDU Resources Group, Inc. (b)	98,552
3,013	NiSource, Inc. (b)	95,813

		264,746

	Oil, Gas & Consumable Fuels - 3.74%
2,675	Antero Midstream Corp. (b)	29,077
4,620	Antero Resources Corp. (a)	141,049
4,756	APA Corp. (b)	196,566
377	Arch Resources, Inc.	51,792
4,684	Berry Corp.	48,339
1,116	Brigham Minerals, Inc. - Class A	28,514
715	California Resources Corp.	31,982
728	Callon Petroleum Co. (a)(b)	43,010
9,317	Centennial Resource Development, Inc. - Class A (a)	75,188
839	Centrus Energy Corp. - Class A (a)	28,274
175	Chesapeake Utilities Corp.	24,108
465	Civitas Resources, Inc.	27,765
2,335	CNX Resources Corp. (a)(b)	48,381
2,661	Comstock Resources, Inc. (a)	34,726
1,996	CONSOL Energy, Inc. (a)(b)	75,109
832	Continental Resources, Inc. (b)	51,027
4,734	Coterra Energy, Inc. (b)	127,676
1,489	Delek US Holdings, Inc (a)(b)	31,597
592	Denbury, Inc. (a)	46,513
9,122	Devon Energy Corp.	539,384
1,980	Diamondback Energy, Inc.	271,418
2,527	Dorian LPG, Ltd. - ADR	36,616
3,214	Earthstone Energy, Inc. - Class A (a)	40,593
4,962	Energy Fuels, Inc. - ADR (a)	45,402
3,648	Equitrans Midstream Corp.	30,789
4,982	Falcon Minerals Corp.	33,579
759	Green Plains, Inc. (a)(b)	23,537
721	HF Sinclair Corp. (a)(b)	28,732
346	Kinetik Holdings, Inc.	22,493
436	Laredo Petroleum, Inc. (a)	34,505
2,740	Magnolia Oil & Gas Corp. - Class A (b)	64,801
9,310	Marathon Oil Corp.	233,774
1,467	Matador Resources Co.	77,722
2,021	Murphy Oil Corp. (b)	81,628
1,224	Northern Oil and Gas, Inc.	34,505
277	Oasis Petroleum, Inc.	40,525
3,264	OVINTIV, Inc.	176,484
2,757	PBF Energy, Inc. - Class A (a)	67,188

Number of Shares		Value
	Oil, Gas & Consumable Fuels (Continued)
1,282	PDC Energy, Inc.	$93,176
3,067	Peabody Energy Corp. (a)	75,234
3,105	Range Resources Corp. (a)	94,330
861	Ranger Oil Corp. - Class A (a)	29,730
2,236	SM Energy Co. (b)	87,092
10,322	Southwestern Energy Co. (a)(b)	74,009
2,447	Talos Energy, Inc. (a)	38,638
2,631	Targa Resources Corp.	198,562
8,927	Teekay Corp. - ADR (a)	28,299
8,338	Tellurian, Inc. (a)	44,191
51	Texas Pacific Land Corp. (b)	68,958
8,983	Uranium Energy Corp. (a)	41,232
909	Whiting Petroleum Corp. (b)	74,093
1,111	World Fuel Services Corp. (b)	30,041

		4,001,953

	Paper & Forest Products - 0.34%
1,624	Boise Cascade Co. (b)	112,819
1,153	Clearwater Paper Corp. (a)	32,319
2,153	Glatfelter Corp.	26,654
2,655	Louisiana-Pacific Corp. (b)	164,929
805	Schweitzer-Mauduit International, Inc.	22,137

		358,858

	Personal Products - 0.64%
2,487	BellRing Brands, Inc. (a)	57,400
3,902	Coty, Inc. - Class A (a)	35,079
994	Edgewell Personal Care Co. (b)	36,450
1,795	elf Beauty, Inc. (a)	46,365
2,012	Herbalife Nutrition, Ltd. - ADR (a)(b)	61,084
537	Inter Parfums, Inc.	47,283
546	Medifast, Inc.	93,246
4,728	Nature’s Sunshine Products, Inc.	79,525
1,975	Nu Skin Enterprises, Inc. - Class A (b)	94,563
3,010	Revlon, Inc. - Class A (a)	24,291
3,013	The Honest Co., Inc. (a)	15,698
4,065	Thorne HealthTech, Inc. (a)	25,853
929	USANA Health Sciences, Inc. (a)(b)	73,809

		690,646

	Pharmaceuticals - 1.63%
16,529	Amneal Pharmaceuticals, Inc. (a)	68,926
3,857	Amphastar Pharmaceuticals, Inc. (a)(b)	138,466
1,249	ANI Pharmaceuticals, Inc. (a)	35,109
670	Arvinas, Inc. (a)	45,091
3,473	Atea Pharmaceuticals, Inc. (a)	25,075
1,356	Catalent, Inc. (a)(b)	150,380
4,933	Collegium Pharmaceutical, Inc. (a)(b)	100,436
5,510	Corcept Therapeutics, Inc. (a)(b)	124,085
29,020	Endo International PLC - ADR (a)(b)	67,036
1,098	Harmony Biosciences Holdings, Inc. (a)(b)	53,418
7,266	Innoviva, Inc. (a)(b)	140,597
1,645	Intersect ENT, Inc. (a)	46,077
571	Intra-Cellular Therapies, Inc. (a)(b)	34,940
2,288	IVERIC Bio, Inc. (a)	38,507
1,114	Jazz Pharmaceuticals PLC - ADR (a)	173,416
4,992	KemPharm, Inc. (a)	25,110
1,536	Oramed Pharmaceuticals, Inc. (a)	13,286
676	Pacira Pharmaceuticals, Inc. (a)(b)	51,592
2,246	Perrigo Co. PLC - ADR (b)	86,314
1,570	Phibro Animal Health Corp. - Class A	31,322
1,992	Prestige Consumer Healthcare, Inc. (a)	105,457

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
14,034	SIGA Technologies, Inc. (a)	$99,501
2,950	Supernus Pharmaceuticals, Inc. (a)(b)	95,344

		1,749,485

	Professional Services - 1.49%
965	ASGN, Inc. (a)(b)	112,625
6,678	Atlas Technical Consultants, Inc. (a)	80,403
732	CBIZ, Inc. (a)	30,722
422	CRA International, Inc.	35,558
379	Exponent, Inc.	40,951
540	Forrester Research, Inc. (a)	30,467
1,236	Franklin Covey Co. (a)	55,892
504	FTI Consulting, Inc. (a)	79,239
981	Heidrick & Struggles International, Inc.	38,828
648	Huron Consulting Group, Inc. (a)	29,685
520	ICF International, Inc.	48,953
705	Insperity, Inc.	70,796
1,821	Kelly Services, Inc. - Class A	39,497
1,318	Kforce, Inc.	97,492
660	Korn Ferry International	42,860
2,679	Legalzoom.com, Inc. (a)	37,881
903	ManpowerGroup, Inc.	84,810
4,857	Mistras Group, Inc. (a)	32,105
4,211	Nielsen Holdings PLC - ADR (b)	114,708
3,696	Resources Connection, Inc.	63,349
2,013	Robert Half International, Inc. (b)	229,844
349	TriNet Group, Inc. (a)	34,328
2,352	TrueBlue, Inc. (a)	67,949
2,231	Upwork, Inc. (a)(b)	51,848
453	VSE Corp.	20,879
837	WILLDAN GROUP, Inc. (a)	25,688

		1,597,357

	Real Estate Management & Development - 0.65%
3,326	Cushman & Wakefield PLC - ADR (a)	68,216
3,257	eXp World Holdings, Inc.	68,951
767	Jones Lang LaSalle, Inc. (a)(b)	183,666
1,593	Marcus & Millichap, Inc.	83,919
5,774	Newmark Group, Inc. - Class A (b)	91,922
1,840	Opendoor Technologies, Inc. (a)	15,916
1,248	RE/MAX Holdings, Inc. - Class A	34,607
7,456	Realogy Holdings Corp. (a)(b)	116,910
470	The St. Joe Co.	27,843

		691,950

	Road & Rail - 0.80%
71	AMERCO	42,383
1,081	ArcBest Corp.	87,020
468	Avis Budget Group, Inc. (a)(b)	123,224
1,552	Covenant Transportation Group, Inc.	33,415
5,512	Daseke, Inc. (a)	55,506
1,956	Knight-Swift Transportation Holdings, Inc. (b)	98,700
643	Landstar System, Inc. (b)	96,984
3,064	PAM Transportation Services, Inc. (a)	106,474
1,183	Ryder System, Inc.	93,847
255	Saia, Inc. (a)(b)	62,174
1,513	TuSimple Holdings, Inc. - Class A (a)	18,459
485	Werner Enterprises, Inc.	19,885
1,920	Yellow Corp. (a)	13,459

		851,530

Number of Shares		Value
	Semiconductors & Semiconductor Equipment - 3.15%
514	Advanced Energy Industries, Inc. (b)	$44,245
1,115	Allegro MicroSystems, Inc. (a)	31,666
2,097	Alpha & Omega Semiconductor, Ltd. - ADR (a)	114,601
346	Ambarella, Inc. - ADR (a)	36,302
4,307	Amkor Technology, Inc. (b)	93,548
1,199	Axcelis Technologies, Inc. (a)	90,561
856	Azenta, Inc. (b)	70,945
561	CEVA, Inc. (a)	22,805
1,474	Cirrus Logic, Inc. (a)	124,980
347	CMC Materials, Inc.	64,334
1,566	Cohu, Inc. (a)(b)	46,354
957	Diodes, Inc. (a)	83,249
1,707	Entegris, Inc.	224,061
663	First Solar, Inc. (a)	55,520
1,653	FormFactor, Inc. (a)(b)	69,476
1,415	Ichor Holdings, Ltd. - ADR (a)	50,402
728	Impinj, Inc. (a)	46,257
1,897	Kulicke & Soffa Industries, Inc. (b)	106,270
1,890	Lattice Semiconductor Corp. (a)	115,196
612	MACOM Technology Solutions Holdings, Inc. (a)(b)	36,640
1,371	MaxLinear, Inc. (a)(b)	79,998
830	MKS Instruments, Inc. (b)	124,500
759	Monolithic Power Systems, Inc.	368,631
7,724	NeoPhotonics Corp. (a)	117,482
6,726	ON Semiconductor Corp. (a)	421,115
1,115	Onto Innovation, Inc. (a)(b)	96,882
4,972	Photronics, Inc. (a)	84,375
963	Power Integrations, Inc. (b)	89,251
2,869	Rambus, Inc. (a)	91,492
751	Semtech Corp. (a)	52,074
319	Silicon Laboratories, Inc. (a)(b)	47,914
272	SiTime Corp. (a)(b)	67,407
3,330	SMART Global Holdings, Inc. - ADR (a)	86,014
1,734	Ultra Clean Holdings, Inc. (a)(b)	73,504
1,626	Veeco Instruments, Inc. (a)(b)	44,211

		3,372,262

	Software - 5.42%
1,438	2U, Inc. (a)(b)	19,097
2,527	8x8, Inc. (a)(b)	31,815
7,306	A10 Networks, Inc.	101,919
2,670	ACI Worldwide, Inc. (a)	84,078
1,402	Agilysys, Inc. (a)	55,912
959	Alarm.com Holdings, Inc. (a)	63,735
1,157	Altair Engineering, Inc. - Class A (a)	74,511
651	Alteryx, Inc. - Class A (a)(b)	46,566
2,127	American Software, Inc. - Class A	44,327
1,821	Anaplan, Inc. (a)	118,456
601	Appfolio, Inc. - Class A (a)	68,039
877	Appian Corp. (a)	53,339
1,060	Asana, Inc. - Class A (a)(b)	42,368
819	Aspen Technology, Inc. (a)	135,438
205	Avalara, Inc. (a)	20,400
4,488	Avaya Holdings Corp. (a)	56,863
1,022	Bentley Systems, Inc. - Class B	45,152
621	Bill.com Holdings, Inc. (a)(b)	140,837
699	Blackbaud, Inc. (a)(b)	41,849
916	Bottomline Technologies, Inc. (a)	51,919
3,537	Box, Inc. - Class A (a)	102,785
1,363	CDK Global, Inc. (b)	66,351

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
884	Cerence, Inc. (a)(b)	$31,912
553	Ceridian HCM Holding, Inc. (a)(b)	37,803
6,151	ChannelAdvisor Corp. (a)	101,922
1,444	CommVault Systems, Inc. (a)	95,809
1,012	CoreCard Corp. (a)(b)	27,729
887	Datto Holding Corp. (a)(b)	23,701
1,736	Domo, Inc. - Class B (a)	87,789
6,270	Dropbox, Inc. - Class A (a)	145,777
1,863	Dynatrace, Inc. (a)	87,747
2,969	Ebix, Inc. (b)	98,422
5,611	eGain Corp. (a)	64,975
890	Elastic NV - ADR (a)	79,165
648	Envestnet, Inc. (a)	48,237
896	ePlus, Inc. (a)	50,230
380	Fair Isaac Corp. (a)	177,255
723	Five9, Inc. (a)(b)	79,819
352	Globant SA - ADR (a)	92,249
219	Guidewire Software, Inc. (a)(b)	20,722
1,131	Informatica, Inc. - Class A (a)(b)	22,326
918	Jack Henry & Associates, Inc. (b)	180,892
1,426	LivePerson, Inc. (a)(b)	34,823
1,389	Mandiant, Inc. (a)	30,989
1,209	Manhattan Associates, Inc. (a)(b)	167,700
1,068	Marathon Digital Holdings, Inc. (a)(b)	29,851
1,026	Mimecast, Ltd. - ADR (a)	81,629
4,010	Mitek Systems, Inc. (a)	58,827
1,181	Model N, Inc. (a)	31,769
1,365	Momentive Global, Inc. (a)	22,195
2,046	N-able, Inc. (a)(b)	18,619
804	New Relic, Inc. (a)(b)	53,771
7,478	NortonLifeLock, Inc. (b)	198,317
2,755	Nutanix, Inc. - Class A (a)	73,889
2,018	OneSpan, Inc. (a)(b)	29,140
223	Paylocity Holding Corp. (a)	45,887
854	Pegasystems, Inc.	68,875
992	Ping Identity Holding Corp. (a)(b)	27,211
1,970	Progress Software Corp.	92,767
1,250	PTC, Inc. (a)	134,650
518	Qualys, Inc. (a)(b)	73,768
1,025	Rapid7, Inc. (a)(b)	114,021
12,896	Rimini Street Inc. (a)	74,797
955	SailPoint Technologies Holding Inc. (a)(b)	48,877
1,100	Sapiens International Corp NV - ADR	27,929
3,315	SecureWorks Corp. - Class A (a)	43,924
881	ShotSpotter, Inc. (a)	24,421
1,520	Smartsheet, Inc. - Class A (a)	83,266
746	Sprout Social, Inc. - Class A (a)	59,770
762	SPS Commerce, Inc. (a)	99,974
1,362	Tenable Holdings, Inc. (a)	78,710
3,594	Upland Software, Inc. (a)	63,290
2,078	Varonis Systems, Inc. (a)	98,788
2,216	Verint Systems, Inc. (a)	114,567
1,122	Workiva, Inc. (a)(b)	132,396
5,761	Xperi Holding Corp.	99,781
2,651	Yext, Inc. (a)	18,265
1,446	Zendesk, Inc. (a)	173,939
1,119	Ziff Davis, Inc. (a)(b)	108,297
3,228	Zuora, Inc. - Class A (a)	48,355

		5,808,281

Number of Shares		Value
	Specialty Retail - 3.99%
3,108	Abercrombie & Fitch Co. - Class A (a)(b)	$99,425
2,430	Academy Sports & Outdoors, Inc. (b)	95,742
3,165	American Eagle Outfitters, Inc. (b)	53,172
773	America’s Car-Mart, Inc. (a)	62,273
461	Asbury Automotive Group, Inc. (a)(b)	73,852
1,252	AutoNation, Inc. (a)(b)	124,674
4,120	Barnes & Noble Education, Inc. (a)	14,750
4,674	Bed Bath & Beyond, Inc. (a)(b)	105,305
2,949	Big 5 Sporting Goods Corp. (b)	50,575
758	Boot Barn Holdings, Inc. (a)(b)	71,851
4,189	Caleres, Inc. (b)	80,973
1,566	Camping World Holdings, Inc. - Class A (b)	43,770
11,206	CarLotz, Inc. (a)	15,352
9,781	Chico’s FAS, Inc. (a)(b)	46,949
2,170	Citi Trends, Inc. (a)(b)	66,456
2,272	Conn’s, Inc. (a)(b)	35,012
2,632	Designer Brands, Inc. - Class A (a)(b)	35,558
1,401	Dick’s Sporting Goods, Inc. (b)	140,128
663	Five Below, Inc. (a)	104,999
1,241	Floor & Decor Holdings, Inc. - Class A (a)(b)	100,521
1,866	Foot Locker, Inc.	55,346
1,243	GameStop Corp. - Class A (a)(b)	207,059
1,394	Genesco, Inc. (a)	88,672
478	Group 1 Automotive, Inc. (b)	80,223
1,392	Guess?, Inc. (b)	30,415
2,397	Haverty Furniture Cos., Inc.	65,726
1,720	Hibbett Sports, Inc. (b)	76,265
2,843	JOANN, Inc.	32,439
3,375	Kirkland’s, Inc. (a)	31,354
2,290	Lazydays Holdings, Inc. (a)	46,212
2,865	Leslie’s, Inc. (a)	55,466
425	Lithia Motors, Inc. (b)	127,551
4,222	Lumber Liquidators Holdings, Inc. (a)	59,192
1,827	MarineMax, Inc. (a)	73,555
396	Monro, Inc.	17,559
544	Murphy USA, Inc. (b)	108,778
1,276	National Vision Holdings, Inc. (a)	55,595
1,655	ODP Corp. (a)(b)	75,849
666	Penske Automotive Group, Inc. (b)	62,418
2,191	Petco Health & Wellness Co., Inc. (a)(b)	42,878
2,384	Rent-A-Center, Inc. (b)	60,053
288	REX American Resources Corp. (a)(b)	28,685
315	RH (a)	102,718
3,682	Sally Beauty Holdings, Inc. (a)(b)	57,550
7,078	Shift Technologies, Inc. (a)	15,572
2,422	Shoe Carnival, Inc. (b)	70,626
2,149	Signet Jewelers, Ltd. - ADR	156,232
1,009	Sleep Number Corp. (a)(b)	51,166
1,067	Sonic Automotive, Inc. - Class A (b)	45,358
6,041	Sportsman’s Warehouse Holdings, Inc. (a)	64,578
2,925	The Aaron’s Co., Inc.	58,734
1,628	The Buckle, Inc. (b)	53,789
3,293	The Cato Corp. - Class A (b)	48,275
982	The Children’s Place, Inc. (a)(b)	48,413
6,889	The Container Store Group, Inc. (a)	56,283
4,116	The Gap, Inc. (b)	57,953
4,339	Tilly’s, Inc. - Class A	40,613
2,318	Torrid Holdings, Inc. (a)	14,047
1,085	TravelCenters of America, Inc. (a)	46,612
1,209	Urban Outfitters, Inc. (a)	30,358

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
1,426	Williams Sonoma, Inc. (b)	$206,770
278	Winmark Corp.	61,160
2,120	Zumiez, Inc. (a)(b)	81,005

		4,270,439

	Technology Hardware, Storage & Peripherals - 0.97%
769	3D Systems Corp. (a)	12,827
4,908	Avid Technology, Inc. (a)	171,142
1,343	Corsair Gaming, Inc. (a)(b)	28,418
8,939	MetaMaterials, Inc. (a)(b)	14,928
3,469	NCR Corp. (a)(b)	139,419
3,840	Pure Storage, Inc. - Class A (a)	135,590
16,082	Quantum Corp. (a)	36,506
915	Super Micro Computer, Inc. (a)	34,834
1,256	Synaptics, Inc. (a)(b)	250,572
3,443	Teradata Corp. (a)(b)	169,706
2,301	Xerox Holdings Corp. (b)	46,411

		1,040,353

	Textiles, Apparel & Luxury Goods - 1.83%
2,902	Capri Holdings, Ltd. - ADR (a)	149,134
737	Carter’s, Inc. (b)	67,797
846	Columbia Sportswear Co.	76,588
2,014	Crocs, Inc. (a)	153,870
585	Deckers Outdoor Corp. (a)(b)	160,155
6,323	Fossil Group, Inc. (a)(b)	60,954
2,482	G-III Apparel Group, Ltd. (a)	67,138
4,585	Hanesbrands, Inc. (b)	68,271
1,733	Kontoor Brands, Inc. (b)	71,659
2,221	Movado Group, Inc.	86,730
749	Oxford Industries, Inc. (b)	67,784
1,131	PLBY Group, Inc. (a)	14,805
1,173	PVH Corp.	89,863
793	Ralph Lauren Corp. (b)	89,958
830	Rocky Brands, Inc.	34,520
1,994	Skechers U.S.A., Inc. - Class A (a)(b)	81,275
1,662	Steven Madden, Ltd.	64,220
2,247	Superior Uniform Group, Inc.	40,109
5,202	Tapestry, Inc.	193,254
4,237	Under Armour, Inc. - Class A (a)(b)	72,114
4,803	Under Armour, Inc. - Class C (a)(b)	74,735
1,790	Unifi, Inc. (a)	32,399
213	UniFirst Corp.	39,252
6,057	Vera Bradley, Inc. (a)	46,457
2,333	Wolverine World Wide, Inc.	52,632

		1,955,673

	Thrifts & Mortgage Finance - 1.50%
1,401	Axos Financial, Inc. (a)	64,992
1,240	Berkshire Hills Bancorp, Inc.	35,923
1,990	Bridgewater Bancshares, Inc. (a)	33,193
1,806	Columbia Financial, Inc. (a)	38,847
963	Enact Holdings, Inc.	21,427
1,853	Essent Group, Ltd. - ADR	76,362
488	Federal Agricultural Mortgage Corp. - Class C	52,938
1,523	Flagstar Bancorp, Inc.	64,575
1,873	Flushing Financial Corp.	41,862
690	FS Bancorp, Inc.	21,390
189	Hingham Institution for Savings	64,865
850	Home Bancorp, Inc.	34,671

Number of Shares		Value
	Thrifts & Mortgage Finance (Continued)
12,137	Home Point Capital, Inc. (b)	$37,746
953	HomeStreet, Inc.	45,153
1,757	Kearny Financial Corp. (b)	22,630
2,399	Luther Burbank Corp.	31,883
2,008	Merchants Bancorp	54,979
5,753	MGIC Investment Corp.	77,953
2,471	Mr Cooper Group, Inc. (a)	112,851
4,931	New York Community Bancorp, Inc. (b)	52,860
1,752	NMI Holdings, Inc. - Class A (a)	36,126
1,957	Northfield Bancorp, Inc.	28,103
1,703	Northwest Bancshares, Inc.	23,008
875	Ocwen Financial Corp. (a)	20,790
1,458	PennyMac Financial Services, Inc.	77,566
1,781	People’s United Financial, Inc.	35,602
1,937	Provident Bancorp, Inc.	31,418
1,422	Provident Financial Services, Inc.	33,275
2,772	Radian Group, Inc.	61,566
700	Southern Missouri Bancorp, Inc.	34,965
2,578	Velocity Financial, Inc. (a)	28,203
875	Walker & Dunlop, Inc. (b)	113,242
880	Washington Federal, Inc.	28,882
2,042	Waterstone Financial, Inc.	39,492
685	WSFS Financial Corp.	31,935

		1,611,273

	Tobacco - 0.10%
634	Turning Point Brands, Inc.	21,562
752	Universal Corp.	43,669
3,407	Vector Group, Ltd. (b)	41,020

		106,251

	Trading Companies & Distributors - 2.06%
2,166	Alta Equipment Group, Inc. (a)	26,772
897	Applied Industrial Technologies, Inc.	92,086
1,387	Beacon Roofing Supply, Inc. (a)	82,221
1,602	BlueLinx Holdings, Inc. (a)	115,152
845	Core & Main, Inc. - Class A (a)	20,441
2,035	DXP Enterprises, Inc. (a)	55,128
330	GATX Corp.	40,699
1,962	Global Industrial Co.	63,235
2,276	GMS, Inc. (a)	113,276
1,102	H&E Equipment Services, Inc.	47,959
484	Herc Holdings, Inc.	80,872
611	Kaman Corp.	26,566
2,731	Karat Packaging, Inc. (a)	54,210
1,339	Lawson Products, Inc. (a)	51,605
4,114	MRC Global, Inc. (a)	48,998
844	MSC Industrial Direct Co., Inc. - Class A	71,917
6,286	NOW, Inc. (a)	69,335
1,262	Rush Enterprises, Inc. - Class A (b)	64,248
882	Rush Enterprises, Inc. - Class B	42,645
941	SiteOne Landscape Supply, Inc. (a)	152,150
1,587	Textainer Group Holdings, Ltd. - ADR	60,417
1,940	Titan Machinery, Inc. (a)	54,824
650	Transcat, Inc. (a)	52,741
954	Triton International, Ltd. - ADR	66,952
3,269	Univar, Inc. (a)	105,066
2,084	Veritiv Corp. (a)(b)	278,402
473	Watsco, Inc. (b)	144,095
988	WESCO International, Inc. (a)	128,578

		2,210,590

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Water Utilities - 0.17%
244	American States Water Co.	$21,721
470	Artesian Resources Corp. - Class A	22,818
531	California Water Service Group	31,478
1,438	Essential Utilities, Inc.	73,525
299	Middlesex Water Co. (b)	31,446

		180,988

	Wireless Telecommunication Services - 0.05%
1,576	Telephone & Data Systems, Inc.	29,755
716	United States Cellular Corp. (a)	21,645

		51,400

	Total Common Stocks (Cost $62,202,725)	95,412,476

	INVESTMENT COMPANIES - 3.35%
	Exchange Traded Funds - 3.35%
21,670	Vanguard Extended Market ETF (b)	3,589,852

	Total Investment Companies (Cost $3,167,010)	3,589,852

	REAL ESTATE INVESTMENT TRUSTS - 6.49%
	Real Estate Investment Trusts - 6.49%
2,287	Acadia Realty Trust	49,559
6,500	AGNC Investment Corp.	85,150
344	Agree Realty Corp.	22,828
2,780	Alexander & Baldwin, Inc.	64,468
677	American Assets Trust, Inc.	25,652
924	American Campus Communities, Inc.	51,716
5,976	American Finance Trust, Inc.	47,270
2,911	American Homes 4 Rent - Class A (b)	116,527
2,422	Americold Realty Trust (b)	67,525
1,067	Apartment Income REIT Corp.	57,042
6,603	Apartment Investment and Management Co. - Class A (a)	48,334
3,391	Apollo Commercial Real Estate Finance, Inc.	47,237
2,965	Apple Hospitality REIT, Inc.	53,281
3,385	Arbor Realty Trust, Inc. (b)	57,748
2,207	Ares Commercial Real Estate Corp.	34,253
2,472	Armada Hoffler Properties, Inc. (b)	36,091
847	Blackstone Mortgage Trust, Inc. - Class A (b)	26,926
11,688	Braemar Hotels & Resorts, Inc. (a)	72,232
3,238	Brandywine Realty Trust	45,785
4,302	Brixmor Property Group, Inc.	111,035
1,826	Broadstone Net Lease, Inc.	39,770
815	Camden Property Trust	135,453
4,074	CatchMark Timber Trust, Inc. - Class A	33,407
358	Centerspace	35,127
2,758	Chatham Lodging Trust (a)	38,033
6,445	Chimera Investment Corp.	77,598
1,759	City Office REIT, Inc.	31,064
2,455	Clipper Realty, Inc.	22,267
3,277	CoreCivic, Inc. (a)(b)	36,604
1,579	Corporate Office Properties Trust (b)	45,065
1,833	Cousins Properties, Inc. (b)	73,852
1,376	CubeSmart (b)	71,593
5,770	DigitalBridge Group, Inc. (a)	41,544
18,645	Diversified Healthcare Trust	59,664
1,349	Douglas Emmett, Inc.	45,084
3,808	Dynex Capital, Inc. (b)	61,690
1,084	Easterly Government Properties, Inc. (b)	22,916

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
296	EastGroup Properties, Inc.	$60,171
2,168	Ellington Financial, Inc.	38,482
5,645	Empire State Realty Trust, Inc. - Class A	55,434
1,398	EPR Properties	76,485
1,135	Equity LifeStyle Properties, Inc.	86,805
1,203	Essential Properties Realty Trust, Inc.	30,436
2,660	Farmland Partners, Inc.	36,575
507	Federal Realty Investment Trust	61,889
851	First Industrial Realty Trust, Inc.	52,685
1,616	Franklin BSP Realty Trust, Inc.	22,592
8,957	Franklin Street Properties Corp. (b)	52,846
1,257	Gaming and Leisure Properties, Inc.	58,991
1,216	Gladstone Commercial Corp.	26,776
1,311	Gladstone Land Corp. (b)	47,747
1,307	Global Medical REIT, Inc.	21,330
1,555	Global Net Lease, Inc.	24,460
2,624	Granite Point Mortgage Trust, Inc.	29,179
1,967	Great Ajax Corp.	23,073
1,814	Healthcare Realty Trust, Inc. (b)	49,849
1,509	Healthcare Trust of America, Inc. - Class A	47,292
1,125	Highwoods Properties, Inc.	51,458
6,260	Host Hotels & Resorts, Inc. (a)(b)	121,632
1,981	Hudson Pacific Properties, Inc. (b)	54,973
1,205	Independence Realty Trust, Inc. (b)	31,860
1,317	Industrial Logistics Properties Trust (b)	29,856
211	Innovative Industrial Properties, Inc.	43,339
2,001	Iron Mountain, Inc. (b)	110,875
1,610	iStar Financial, Inc. (b)	37,690
1,544	JBG SMITH Properties	45,116
1,015	Kennedy-Wilson Holdings, Inc. (b)	24,756
1,528	Kilroy Realty Corp.	116,770
6,223	Kimco Realty Corp. (b)	153,708
3,552	Kite Realty Group Trust	80,879
1,079	KKR Real Estate Finance Trust, Inc. (b)	22,238
519	Lamar Advertising Co. - Class A	60,297
537	Life Storage, Inc.	75,411
2,483	LXP Industrial Trust (b)	38,983
4,313	Macerich Co.	67,455
4,620	Medical Properties Trust, Inc.	97,667
7,231	MFA Financial, Inc.	29,141
694	National Health Investors, Inc.	40,953
1,218	National Retail Properties, Inc.	54,737
925	National Storage Affiliates Trust	58,053
1,276	NETSTREIT Corp. (b)	28,633
3,851	New Residential Investment Corp. (b)	42,284
11,133	New York Mortgage Trust, Inc.	40,635
394	NexPoint Residential Trust, Inc.	35,582
2,535	Office Properties Income Trust	65,226
1,106	Omega Healthcare Investors, Inc. (b)	34,463
716	One Liberty Properties, Inc.	22,046
924	Outfront Media, Inc.	26,269
7,463	Paramount Group, Inc.	81,421
1,363	Pebblebrook Hotel Trust	33,366
2,660	PennyMac Mortgage Investment Trust	44,927
1,052	Phillips Edison & Co, Inc. (b)	36,178
1,431	Physicians Realty Trust	25,100
3,538	Piedmont Office Realty Trust, Inc. - Class A	60,924
1,082	Plymouth Industrial REIT, Inc.	29,322
1,745	Postal Realty Trust, Inc. - Class A	29,351
1,495	PotlatchDeltic Corp.	78,831

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
1,320	Preferred Apartment Communities, Inc.	$32,921
138	PS Business Parks, Inc.	23,195
842	Rayonier, Inc.	34,623
2,040	Ready Capital Corp.	30,722
4,507	Redwood Trust, Inc.	47,459
1,819	Regency Centers Corp. (b)	129,768
3,205	Retail Opportunity Investments Corp.	62,145
1,034	Rexford Industrial Realty, Inc.	77,126
3,658	RPT Realty	50,371
240	Ryman Hospitality Properties, Inc. (a)	22,265
2,930	Sabra Health Care REIT, Inc.	43,628
709	Saul Centers, Inc.	37,364
5,489	Service Properties Trust	48,468
2,624	SITE Centers Corp.	43,847
892	SL Green Realty Corp. (b)	72,413
1,424	Spirit Realty Capital, Inc.	65,533
1,064	STAG Industrial, Inc. (b)	43,996
2,766	Starwood Property Trust, Inc. (b)	66,854
2,166	STORE Capital Corp.	63,312
4,149	Summit Hotel Properties, Inc. (a)(b)	41,324
3,216	Tanger Factory Outlet Centers, Inc.	55,283
463	Terreno Realty Corp.	34,285
11,390	The Geo Group, Inc. (a)	75,288
2,435	TPG RE Finance Trust, Inc.	28,757
10,081	Two Harbors Investment Corp. (b)	55,748
1,460	UMH Properties, Inc.	35,901
2,538	Uniti Group, Inc. (b)	34,923
1,406	Urban Edge Properties	26,855
1,582	Urstadt Biddle Properties, Inc. - Class A	29,757
3,287	Veris Residential, Inc. (a)	57,161
6,681	VICI Properties, Inc. (b)	190,141
2,089	Vornado Realty Trust	94,674
930	Washington Real Estate Investment Trust	23,715
6,037	Whitestone	79,990
1,713	Xenia Hotels & Resorts, Inc. (a)	33,044

	Total Real Estate Investment Trusts (Cost $6,069,307)	6,949,748

	RIGHTS - 0.00% (g)
	Technology Hardware, Storage & Peripherals - 0.00%
16,082	Quantum Corp. (a)(c)(d)(e)	322

	Total Rights (Cost $2,026)	322

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.86%
	Money Market Funds - 0.86%
917,564	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (f)	$917,564

	Total Short Term Investments (Cost $917,564)	917,564

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 33.56%
35,945,458	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (f)	35,945,458

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $35,945,458)	35,945,458

	Total Investments (Cost $108,304,090) - 133.34%	142,815,420
	Liabilities in Excess of Other Assets - (33.34)%	(35,709,691)

	TOTAL NET ASSETS - 100.00%	$107,105,729

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	As of March 31, 2022, the Valuation Committee has fair valued these securities. The value of these securities were $24,082, which represents 0.02% of total net assets.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $24,082, which represents 0.02% of total net assets.
(f)	Seven-day yield as of March 31, 2022.
(g)	Less than 0.01%.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS - 95.23%
	Australia - 4.95%
2,841	Aristocrat Leisure,, Ltd.	$77,111
550	ASX,, Ltd.	33,457
13,248	Australia & New Zealand Banking Group,, Ltd.	271,465
15,695	BHP Billiton,, Ltd.	605,004
21,539	BlueScope Steel,, Ltd.	334,934
1,204	Cochlear, Ltd.	201,021
42,802	Coles Group, Ltd.	572,069
6,780	Commonwealth Bank of Australia	533,942
5,602	Computershare, Ltd.	102,960
1,268	CSL, Ltd.	253,147
900	Domino’s Pizza Enterprises, Ltd.	58,585
15,382	Endeavour Group, Ltd.	83,675
26,732	Fortescue Metals Group, Ltd.	410,921
1,535	IDP EDUCATION, Ltd.	35,925
1,078	Macquarie Group, Ltd.	163,031
35,968	Medibank Private, Ltd.	82,638
908	Mineral Resources, Ltd.	35,794
10,628	National Australia Bank, Ltd.	255,868
926	REA Group, Ltd.	92,831
9,958	Reece, Ltd.	140,204
4,513	Rio Tinto, Ltd.	403,464
6,702	Santos, Ltd.	38,857
1,393	SEEK, Ltd.	30,677
1,891	Sonic Healthcare, Ltd.	49,927
42,422	South32, Ltd.	161,258
9,926	Suncorp Group, Ltd.	82,284
17,261	Telstra Corp., Ltd.	50,997
10,288	Wesfarmers, Ltd.	386,054
9,929	Westpac Banking Corp.	179,383
1,030	WiseTech Global, Ltd.	38,768
15,382	Woolworths, Ltd.	427,079

		6,193,330

	Austria - 0.71%
2,213	Erste Group Bank AG	80,701
4,096	OMV AG	195,718
13,423	Raiffeisen Bank International AG	190,568
695	Verbund AG	73,395
11,834	voestalpine AG	352,137

		892,519

	Belgium - 0.63%
2,212	Ageas SA	111,824
1,911	Anheuser-Busch InBev SA	114,256
340	Elia Group SA	51,874
338	Groupe Bruxelles Lambert SA	34,975
569	KBC Group NV	40,826
487	Sofina SA	176,962
2,161	UCB SA	258,450

		789,167

	Canada - 11.45%
7,200	Alimentation Couche-Tard, Inc.	324,364
5,204	AltaGas, Ltd.	116,556
4,031	Bank of Montreal	474,343
6,217	Barrick Gold Corp.	152,472
2,085	Bausch Health Cos., Inc. (a)	47,632
878	BCE, Inc. (b)	48,670
3,510	Brookfield Asset Management, Inc. - Class A	198,446

Number of Shares		Value
	Canada (Continued)
2,238	Canadian Imperial Bank of Commerce	$271,661
717	Canadian National Railway Co.	96,181
4,750	Canadian Natural Resources, Ltd.	294,123
878	Canadian Tire Corp., Ltd. - Class A	132,569
1,733	Canadian Utilities, Ltd. - Class A	53,120
786	CCL Industries, Inc. - Class B	35,460
11,898	Cenovus Energy, Inc.	198,340
1,941	CGI, Inc. (a)	154,625
515	Constellation Software, Inc.	880,338
4,819	Dollarama, Inc.	273,301
1,168	Emera, Inc.	57,898
18,226	Empire Co., Ltd.	646,435
5,959	Enbridge, Inc.	274,319
855	Fairfax Financial Holdings, Ltd.	466,452
5,922	First Quantum Minerals, Ltd.	205,019
1,300	FirstService Corp.	188,041
1,295	Fortis, Inc.	64,048
3,090	George Weston, Ltd.	380,519
1,241	Gildan Activewear, Inc.	46,547
5,010	Great-West Lifeco, Inc.	147,637
1,850	Hydro One, Ltd.	49,840
5,011	iA Financial Corp., Inc.	304,672
2,456	IGM Financial, Inc.	86,775
6,474	Imperial Oil, Ltd.	313,304
463	Intact Financial Corp.	68,412
5,490	Ivanhoe Mines, Ltd. - Class A (a)	51,205
7,543	Loblaw Cos., Ltd.	676,858
10,465	Lundin Mining Corp.	106,060
3,179	Magna International, Inc.	204,093
25,276	Manulife Financial Corp.	539,022
2,573	Metro, Inc.	148,105
2,544	National Bank of Canada	195,010
2,549	Northland Power, Inc.	84,739
2,433	Nutrien, Ltd.	251,484
3,016	Onex Corp.	202,120
12,309	Power Corp. of Canada	381,041
9,264	Royal Bank of Canada	1,019,955
1,602	Saputo, Inc.	37,944
1,736	Shaw Communications, Inc. - Class B	53,879
77	Shopify, Inc. - Class A (a)	52,075
1,709	Sun Life Financial, Inc.	95,419
4,868	Suncor Energy, Inc.	158,483
1,653	TC Energy Corp.	93,231
1,911	TELUS Corp.	49,925
4,974	The Bank of Nova Scotia	356,493
10,374	The Toronto-Dominion Bank	823,099
655	Thomson Reuters Corp.	71,114
862	Toromont Industries, Ltd.	81,715
3,232	Tourmaline Oil Corp.	148,913
7,182	West Fraser Timber Co., Ltd.	590,921
5,988	WSP GLOBAL, Inc.	794,680

		14,319,702

	Cayman Islands - 0.22%
41,321	Chow Tai Fook Jewelry Group, Ltd.	74,630
6,419	CK Asset Holdings, Ltd.	43,877
43,290	SITC International Holdings Co., Ltd.	151,372

		269,879

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chile - 0.02%
1,101	Antofagasta PLC	$23,924

	Denmark - 2.56%
112	A.P. Moeller - Maersk AS - Class A	330,668
111	A.P. Moeller - Maersk AS - Class B	333,551
2,122	Coloplast AS - Series B	321,352
10,430	Danske Bank AS	173,504
535	DSV AS	102,536
13,378	Novo Nordisk AS - Series B	1,483,836
588	Novozymes AS - B Shares	40,316
3,185	Pandora AS	303,417
144	Rockwool International AS - B Shares	47,536
1,486	William Demant Holdings AS (a)	67,249

		3,203,965

	Finland - 0.79%
7,013	Fortum OYJ	128,178
4,689	Kesko OYJ - B Shares	129,464
25,578	Nokia OYJ	140,859
17,609	Nordea Bank Abp	181,232
8,943	Orion OYJ - Class B	406,165

		985,898

	France - 10.14%
994	Air Liquide SA	173,895
559	Arkema SA	66,823
6,619	AXA SA	193,768
2,434	BioMerieux	259,784
7,222	BNP Paribas SA	412,701
51,753	Bollore SA	271,003
1,172	Bureau Veritas SA	33,415
2,676	Capgemini SE	593,816
17,245	Carrefour SA	375,289
8,316	Cie de Saint-Gobain	494,808
328	Cie Generale des Etablissements Michelin SCA	44,449
17,104	CNP Assurances	411,772
15,602	Credit Agricole SA	186,422
2,338	Danone SA	129,159
3,105	Dassault Systemes SE	152,545
3,981	Eiffage SA	408,581
3,511	Engie SA	46,159
874	EssilorLuxottica SA	159,847
1,119	Eurazeo SE	94,079
894	Faurecia SA	23,252
464	Hermes International	656,725
4,852	Ipsen SA	607,351
471	Kering SA	297,357
10,225	La Francaise des Jeux SAEM	405,655
901	Legrand SA	85,664
2,346	L’Oreal SA	937,104
2,073	LVMH Moet Hennessy Louis Vuitton SE	1,479,714
10,496	Orange SA	124,287
411	Pernod Ricard SA	90,302
3,900	Publicis Groupe SA	236,707
86	Remy Cointreau SA	17,736
6,911	Renault SA	180,655
7,127	Sanofi-Aventis SA	728,666
577	Sartorius Stedim Biotech	236,233
2,687	Schneider Electric SE	451,124

Number of Shares		Value
	France (Continued)
1,955	SEB SA	$272,647
11,249	Societe Generale SA	301,558
316	Teleperformance	120,364
9,729	Total SA	492,286
1,407	Ubisoft Entertainment SA (a)	61,828
1,043	Valeo SA	19,265
1,972	Veolia Environnement SA	63,230
2,745	Vinci SA	280,465

		12,678,490

	Germany - 6.92%
1,696	adidas AG	395,214
1,937	Allianz SE	462,574
3,326	Bayer AG	227,497
2,705	Bayerische Motoren Werke AG	233,761
1,915	Beiersdorf AG	201,180
1,020	Brenntag AG	82,245
874	Carl Zeiss Meditec AG	140,782
2,075	Covestro AG	104,488
7,033	Daimler AG	493,646
3,644	Daimler Truck Holding AG	101,067
12,710	Deutsche Bank AG (a)	160,073
521	Deutsche Boerse AG	93,786
12,788	Deutsche Post AG	610,654
11,027	Deutsche Telekom AG	205,369
11,181	E.ON SE	129,903
3,901	Fresenius Medical Care AG & Co. KGaA	261,411
8,057	Fresenius SE & Co. KGaA	295,826
2,042	GEA Group AG	83,697
5,655	HeidelbergCement AG	320,494
7,203	HelloFresh SE (a)	323,299
445	Infineon Technologies AG	15,054
1,837	Knorr-Bremse AG	140,820
1,710	Merck KGaA	357,109
129	Muenchener Rueckversicherungs-Gesellschaft AG	34,487
3,765	Nemetschek SE	361,569
3,839	Puma SE	326,478
253	Rational AG	174,248
4,440	RWE AG	193,330
4,621	SAP SE	512,140
2,057	Siemens AG	284,829
15,509	Siemens Energy AG	352,843
2,244	Siemens Healthineers AG	139,063
21,207	Telefonica Deutschland Holding AG	57,679
6,403	Uniper SE	165,417
1,293	Volkswagen AG	319,398
5,731	Zalando SE (a)	290,186

		8,651,616

	Hong Kong - 2.02%
54,935	AIA Group, Ltd.	573,625
29,999	BOC Hong Kong Holdings, Ltd.	112,880
64,510	CK Hutchison Holdings, Ltd.	471,724
1,758	Hang Seng Bank, Ltd.	33,811
7,356	Hong Kong Exchange & Clearing, Ltd.	344,800
12,110	Hongkong Land Holdings, Ltd.	59,168
2,507	Jardine Matheson Holdings, Ltd.	137,530
65,450	Swire Pacific, Ltd. - Class A	398,009
16,392	Techtronic Industries Co., Ltd.	262,624

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
212,817	WH Group, Ltd.	$133,640

		2,527,811

	Ireland - 0.38%
1,417	CRH PLC	56,518
733	DCC PLC	56,759
5,189	James Hardie Industries PLC	155,660
1,485	Kingspan Group PLC	144,479
1,457	Smurfit Kappa Group PLC	64,717

		478,133

	Isle Of Man - 0.11%
6,673	Entain PLC (a)	142,942

	Israel - 0.68%
13,040	Bank Leumi Le-Israel BM	140,476
5,310	Inmode, Ltd. - ADR (a)	195,992
19,595	Israel Chemicals, Ltd.	232,937
1,532	Mizrahi Tefahot Bank, Ltd.	59,828
21,280	Teva Pharmaceutical Industries, Ltd. - ADR (a)	199,819
186	Wix.com, Ltd. - ADR (a)	19,430

		848,482

	Italy - 1.54%
10,898	Assicurazioni Generali SpA (b)	249,262
2,326	Atlantia SpA	48,364
807	DiaSorin SpA	126,049
26,365	Eni SpA	384,489
2,941	Exor NV	223,575
4,396	FinecoBank Banca Fineco SpA	66,688
46,434	Intesa Sanpaolo SpA	106,277
3,033	Moncler SpA	168,278
24,195	Poste Italiane SpA	274,387
731	Prysmian SpA	24,807
3,313	Recordati SpA	166,113
6,623	Snam SpA	38,192
6,052	Terna Rete Elettrica Nazionale SpA	51,970

		1,928,451

	Japan - 19.15%
3,557	Advantest Corp.	277,709
1,638	Aisin Seiki Co., Ltd.	55,983
4,125	Ajinomoto Co., Inc.	117,079
2,410	Asahi Glass Co., Ltd.	96,293
1,856	Asahi Group Holdings, Ltd.	67,596
21,177	Astellas Pharma, Inc.	330,888
848	AZBIL Corp.	28,145
1,586	Bandai Namco Holdings, Inc.	120,266
1,279	Bridgestone Corp.	49,645
10,923	Brother Industries, Ltd.	198,639
1,444	Canon, Inc.	35,196
7,504	Capcom Co., Ltd.	181,929
7,225	Chugai Pharmaceutical Co., Ltd.	241,087
630	Cosmos Pharmaceutical Corp.	76,355
19,568	CyberAgent, Inc.	242,146
2,683	Dai Nippon Printing Co., Ltd.	62,903
7,816	Dai-ichi Life Holdings, Inc.	158,827
6,185	Daiichi Sankyo Co., Ltd.	135,062
612	Daikin Industries, Ltd.	111,142
2,019	Denso Corp.	128,812

Number of Shares		Value
	Japan (Continued)
223	Disco Corp.	$62,359
3,051	Eisai Co., Ltd.	141,349
218	Fast Retailing Co., Ltd.	111,759
578	Fuji Electric Co., Ltd.	28,808
2,170	FUJIFILM Holdings Corp.	132,457
1,626	Fujitsu, Ltd.	243,617
4,154	Hakuhodo DY Holdings, Inc.	52,145
26,662	Hino Motors, Ltd.	155,862
323	Hirose Electric Co., Ltd.	46,820
4,606	Hitachi Metals, Ltd. (a)	77,060
5,601	Hitachi, Ltd.	280,298
14,393	Honda Motor Co., Ltd.	407,982
3,867	Hoya Corp.	440,675
4,115	Idemitsu Kosan Co., Ltd.	113,432
5,679	Iida Group Holdings Co., Ltd.	97,911
35,064	Inpex Corp.	412,259
17,230	Isuzu Motors, Ltd.	222,577
4,780	Ito En, Ltd.	234,632
14,767	ITOCHU Corp.	499,508
32,630	Japan Post Holdings Co., Ltd.	239,643
17,295	Japan Post Insurance Co., Ltd.	301,195
6,575	Japan Tobacco, Inc.	112,285
2,573	JSR Corp.	75,770
11,740	Kakaku.com, Inc.	262,187
2,092	Kao Corp.	85,418
9,195	KDDI Corp.	301,473
453	Keyence Corp.	210,057
1,310	Kikkoman Corp.	86,770
640	Kobayashi Pharmaceutical Co., Ltd.	51,279
2,291	Kose Corp.	239,697
1,055	Lasertec Corp.	175,514
1,447	Lawson, Inc.	55,391
4,011	Lion Corp.	44,703
7,412	LIXIL Group Corp.	137,980
2,081	M3, Inc.	75,157
42,942	Marubeni Corp.	498,651
40,924	Mazda Motor Corp.	300,816
3,379	Medipal Holdings Corp.	55,599
2,036	MEIJI Holdings Co., Ltd.	110,416
7,536	MISUMI Group, Inc.	224,353
57,415	Mitsubishi Chemical Holdings Corp.	381,852
12,010	Mitsubishi Corp.	450,696
9,065	Mitsubishi Electric Corp.	103,965
45,871	Mitsubishi UFJ Financial Group, Inc.	283,535
5,826	Mitsubishi UFJ Lease & Finance Co., Ltd.	27,071
15,480	Mitsui & Co., Ltd.	420,208
4,926	Mitsui OSK Lines, Ltd.	136,838
9,801	Mizuho Financial Group, Inc.	125,015
21,150	MonotaRO Co., Ltd.	453,928
2,516	MS & AD Insurance Group Holdings, Inc.	81,689
1,490	Murata Manufacturing Co., Ltd.	98,151
6,974	NEC Corp.	292,983
2,612	NGK Insulators, Ltd.	37,260
4,570	Nihon M&A Center, Inc.	63,925
345	Nintendo Co., Ltd.	174,143
18,142	Nippon Steel & Sumitomo Metal Corp.	320,109
22,212	Nippon Telegraph & Telephone Corp.	645,345
4,706	Nippon Yusen Kabushiki Kaisha	411,655

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
1,544	Nitori Holdings Co., Ltd.	$194,255
3,047	Nomura Research Institute, Ltd.	99,415
4,152	NTT Data Corp.	81,596
15,299	Oji Holdings Corp.	75,901
13,586	Olympus Corp.	257,490
2,200	OMRON Corp.	146,407
1,351	Open House Co, Ltd.	59,786
1,351	Oracle Corp.	93,620
7,695	ORIX Corp.	153,381
1,879	Otsuka Holdings Co., Ltd.	64,915
6,506	Panasonic Corp.	63,187
14,250	Persol Holdings Co., Ltd.	319,290
15,072	Pola Orbis Holdings, Inc.	196,253
16,152	Rakuten, Inc.	126,999
11,724	Recruit Holdings Co., Ltd.	509,373
1,519	Renesas Electronics Corp. (a)	17,601
42,166	Resona Holdings, Inc.	179,599
36,781	Ricoh Co., Ltd.	318,515
10,894	Ryohin Keikaku Co., Ltd.	126,362
9,073	Seiko Epson Corp.	136,303
2,725	Sekisui House, Ltd.	52,710
3,693	Seven & I Holdings Co., Ltd.	176,072
12,533	Sharp Corp.	116,989
456	Shimano, Inc.	104,428
287	Shin-Etsu Chemical Co., Ltd.	43,605
5,821	Shiseido Co., Ltd.	294,010
11,069	SoftBank Corp.	129,099
6,313	SoftBank Group Corp.	282,252
1,470	Sompo Holdings, Inc.	64,593
4,750	Sony Corp.	488,660
1,337	Square Enix Holdings Co., Ltd.	59,227
5,945	Subaru Corp.	94,424
84,328	Sumitomo Chemical Co., Ltd.	386,123
5,936	Sumitomo Corp.	102,804
11,112	Sumitomo Dainippon Pharma Co., Ltd.	109,628
8,670	Sumitomo Mitsui Financial Group, Inc.	273,871
4,758	Sumitomo Mitsui Trust Holdings, Inc.	154,847
2,074	Sysmex Corp.	150,215
4,181	T&D Holdings, Inc.	56,770
8,674	Taisei Corp.	250,411
418	Taisho Pharmaceutical Holdings Co., Ltd.	19,404
7,503	Takeda Pharmaceutical Co., Ltd.	213,777
1,636	TIS, Inc.	38,287
2,116	Tokio Marine Holdings, Inc.	123,137
1,099	Tokyo Electron, Ltd.	564,404
10,692	Toppan Printing Co., Ltd.	188,606
14,866	Toray Industries, Inc.	77,297
26,430	Toyota Motor Corp.	476,744
1,343	Trend Micro, Inc.	78,429
1,819	Tsuruha Holdings, Inc.	115,503
1,173	Unicharm Corp.	42,141
11,512	Welcia Holdings Co., Ltd.	283,255
1,744	Yamaha Motor Co., Ltd.	39,090
3,184	Yamato Holdings Co., Ltd.	59,478
14,344	ZOZO, Inc.	383,061

		23,943,533

Number of Shares		Value
	Jersey - 1.14%
5,128	Ferguson PLC	$694,739
83,627	Glencore PLC	544,135
14,671	WPP PLC	192,015

		1,430,889

	Luxembourg - 0.14%
1,773	Eurofins Scientific SE	175,391

	Netherlands - 5.02%
2,870	ABN AMRO Group NV	36,650
47,420	Aegon NV	251,381
542	Airbus SE	65,403
18,704	ArcelorMittal	599,169
268	ASM International NV	97,588
2,308	ASML Holding NV	1,542,264
13,404	CNH Industrial NV	211,125
876	Ferrari NV	190,846
1,105	Heineken Holding NV	86,526
694	IMCD NV	118,392
18,764	ING Groep NV	195,915
3,031	JDE Peet’s NV	86,789
22,273	Koninklijke Ahold Delhaize NV	716,426
941	Koninklijke DSM NV	168,340
5,365	Koninklijke Philips NV	163,599
8,411	NN Group NV	426,261
2,076	Qiagen NV (a)	101,870
3,604	Randstad Holding NV	216,799
19,583	Stellantis NV	317,040
6,727	STMicroelectronics NV	292,384
3,706	Wolters Kluwer NV	395,085

		6,279,852

	New Zealand - 0.26%
14,351	Fisher & Paykel Healthcare Corp., Ltd.	240,812
1,070	Xero, Ltd. (a)	81,093

		321,905

	Norway - 0.48%
2,572	DNB Bank ASA	58,150
2,626	Equinor ASA	98,046
10,723	Gjensidige Forsikring ASA	265,901
17,633	Norsk Hydro ASA	171,320

		593,417

	Portugal - 0.32%
16,910	Jeronimo Martins SGPS SA	405,672

	Singapore - 1.03%
12,484	DBS Group Holdings, Ltd.	327,109
30,326	Oversea-Chinese Banking Corp., Ltd.	275,113
47,126	Singapore Exchange, Ltd.	345,360
14,538	United Overseas Bank, Ltd.	340,160

		1,287,742

	Spain - 2.05%
8,613	ACS, Actividades de Construccion y Servicios SA	232,203
41,207	Banco Bilbao Vizcaya Argentaria SA	235,290
69,480	Banco Santander SA	236,228
82,471	CaixaBank SA	279,734
2,364	Enagas SA	52,496
2,274	Grifols SA	41,275

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Spain (Continued)
12,005	Iberdrola SA	$131,215
14,424	Industria de Diseno Textil SA	314,517
3,334	Naturgy Energy Group SA	99,885
4,965	Red Electrica Corp SA	101,937
33,712	Repsol SA	441,603
81,919	Telefonica SA	397,003

		2,563,386

	Sweden - 2.76%
1,021	Alfa Laval AB	35,120
1,290	Assa Abloy AB - Series B	34,675
2,582	Atlas Copco AB - Class A	134,021
757	Atlas Copco AB - Class B	34,330
2,448	EPIROC AB	44,197
4,839	EPIROC AB	103,501
6,090	EQT AB	237,500
1,266	Fastighets AB Balder - B Shares (a)	83,353
3,544	Getinge AB - B Shares	141,189
11,220	Hennes & Mauritz AB - Series B	150,658
4,588	HEXAGON AB	64,281
10,115	Husqvarna AB - Class B	105,517
2,145	Industrivarden AB - A Shares	60,834
4,512	Investment AB Latour - B Shares	143,243
16,692	Investor AB	362,688
8,136	Investor AB	189,315
4,891	Kinnevik AB - Class B (a)	127,538
3,029	LIFCO AB	76,893
2,795	Lundin Petroleum AB	117,318
8,689	Nibe Industrier AB	96,314
2,938	Sagax AB - Class B	89,154
12,174	Skandinaviska Enskilda Banken AB - Class A	131,611
8,892	Skanska AB - B Shares	198,933
4,846	Svenska Handelsbanken AB - Class A	44,561
3,641	Swedbank AB - A Shares (b)	54,381
51,076	Swedish Match (a)	384,093
5,135	Tele2 AB - B Shares	77,620
13,828	Telefonaktiebolaget LM Ericsson - Series B	126,050

		3,448,888

	Switzerland - 8.48%
6,226	ABB, Ltd.	201,976
162	Bachem Holding AG - Class B	89,155
13	Barry Callebaut AG	30,478
1	Chocoladefabriken Lindt & Spruengli AG	120,958
1,896	Cie Financiere Richemont SA - Class A	240,327
1,669	Coca-Cola HBC AG	34,808
148	EMS-Chemie Holding AG	143,827
230	Geberit AG	141,785
39	Givaudan SA	161,184
1,782	Kuehne & Nagel International AG	505,962
4,060	LafargeHolcim, Ltd.	197,465
4,274	Logitech International SA	317,696
91	Lonza Group AG	65,939
18,094	Nestle SA	2,352,558
12,262	Novartis AG	1,076,500
383	Partners Group Holding AG	474,232
375	Roche Holding AG	164,007
5,525	Roche Holding AG - Non-Voting Shares	2,186,032
121	SGS SA	336,397

Number of Shares		Value
	Switzerland (Continued)
672	Sika AG	$222,334
317	Sonova Holding AG	132,423
221	Straumann Holding AG	352,868
139	Swiss Life Holding AG	89,072
599	Swiss Re AG	57,021
125	Swisscom AG	75,101
493	The Swatch Group AG - Group I	139,777
2,136	The Swatch Group AG - Group N	116,233
16,125	UBS Group AG	315,104
303	VAT Group AG	115,364
303	Zurich Insurance Group AG	149,652

		10,606,235

	United Kingdom - 11.28%
4,200	3i Group PLC	75,946
15,177	Admiral Group PLC	508,956
5,842	Anglo American PLC	303,563
3,522	Ashtead Group PLC	221,760
3,495	Associated British Foods PLC	75,922
8,764	AstraZeneca PLC	1,162,217
51,012	Auto Trader Group PLC	421,117
76,040	Aviva PLC	449,921
9,490	BAE Systems PLC	89,125
89,497	Barclays PLC	173,487
80,462	BP PLC	394,454
12,412	British American Tobacco PLC	521,268
12,375	BT Group PLC	29,506
3,603	Bunzl PLC	139,728
13,587	Burberry Group PLC	296,599
1,805	Coca-Cola European Partners PLC - ADR	87,741
1,559	Croda International PLC	160,377
6,587	Diageo PLC	334,122
4,159	Experian PLC	160,228
30,984	GlaxoSmithKline PLC	670,397
20,564	Hargreaves Lansdown PLC	271,050
3,978	Hikma Pharmaceuticals PLC	107,318
40,371	HSBC Holdings PLC	275,756
6,427	Imperial Brands PLC	135,383
151,286	J. Sainsbury PLC	500,723
200,100	JD Sports Fashion PLC	385,575
2,883	Johnson Matthey PLC	70,509
92,197	Kingfisher PLC	307,720
56,220	Legal & General Group PLC	199,321
603,859	Lloyds Banking Group PLC	367,729
101,284	Melrose Industries PLC	164,297
13,575	National Grid PLC	208,623
2,722	Next PLC	214,086
1,338	Ocado Group PLC (a)	20,431
15,468	Pearson PLC	151,664
2,381	Reckitt Benckiser Group PLC	181,636
10,464	RELX PLC	325,615
7,030	Rio Tinto PLC	562,023
41,666	Royal Bank of Scotland Group PLC	117,679
593	Schroders PLC	24,971
1,973	Severn Trent PLC	79,520
39,448	SHELL Plc	1,081,216
5,534	Smith & Nephew PLC	88,017
669	Spirax-Sarco Engineering PLC	109,368
1,309	SSE PLC	29,909

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom - 11.28%
14,071	St. James’s Place PLC	$265,286
29,189	Standard Chartered PLC	193,756
33,123	Standard Life Aberdeen PLC	92,747
19,816	Taylor Wimpey PLC	33,745
29,856	Tesco PLC	108,088
39,771	The Sage Group PLC	364,408
6,249	Unilever PLC	283,721
2,301	United Utilities Group PLC	33,883
285,541	Vodafone Group PLC	468,225

		14,100,432

	Total Common Stocks (Cost $87,098,568)	119,091,651

	INVESTMENT COMPANIES - 2.37%
	Canada - 0.20%
6,311	iShares MSCI Canada ETF (b)	253,766

	Japan - 2.17%
36,787	iShares MSCI EAFE ETF (b)	2,707,523

	Total Investment Companies (Cost $3,051,953)	2,961,289

	PARTICIPATORY NOTES - 0.09%
	Switzerland - 0.09%
9	Chocoladefabriken Lindt & Spruengli AG (c)	107,117

	Total Participatory Notes (Cost $107,010)	107,117

	PREFERRED STOCKS - 0.67%
	Germany - 0.67%
2,715	Bayerische Motoren Werke AG - Preference Shares	210,300
3,918	Fuchs Petrolub SE - Preference Shares	142,151
568	Porsche Automobil Holding SE - Preference Shares	54,639
281	Sartorius AG - Preference Shares	124,018
1,795	Volkswagen AG - Preference Shares	308,475

	Total Preferred Stocks (Cost $835,730)	839,583

	REAL ESTATE INVESTMENT TRUSTS - 0.35%
	Australia - 0.10%
7,704	Goodman Group	130,941

	Canada - 0.05%
2,824	RioCan Real Estate Investment Trust	56,993

	Japan - 0.06%
27	Daiwa House REIT Investment Corp.	72,792

	United Kingdom - 0.14%
10,340	Segro PLC	181,767

	Total Real Estate Investment Trusts (Cost $327,126)	442,493

	SHORT TERM INVESTMENTS - 0.38%
	Money Market Funds - 0.38%
481,368	DWS Government Money Market Series - Institutional Shares Effective Rate, 0.28% (d)	481,368

	Total Short Term Investments (Cost $481,368)	481,368

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 2.62%
3,282,681	Mount Vernon Liquid Assets Portfolio, LLC Effective Rate, 0.41% (d)	$3,282,681

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $3,282,681)	3,282,681

	Total Investments (Cost $95,184,436) - 101.71%	127,206,182

	Liabilities in Excess of Other Assets - (1.71)%	(2,144,097)

	TOTAL NET ASSETS - 100.00%	$125,062,085

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Represents the value of the underlying security. See note 3u of the Notes to Financial Statements.
(d)	Seven-day yield as of March 31, 2022.

Glossary of Terms

ADR	- American Depositary Receipt

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2022

COMMON STOCKS
Aerospace & Defense	0.12%
Air Freight & Logistics	0.75%
Auto Components	0.42%
Automobiles	2.62%
Banks	8.67%
Beverages	0.85%
Biotechnology	0.24%
Building Products	1.04%
Capital Markets	2.47%
Chemicals	2.21%
Commercial Services & Supplies	0.33%
Communications Equipment	0.21%
Construction & Engineering	1.73%
Construction Materials	0.58%
Containers & Packaging	0.08%
Diversified Consumer Services	0.03%
Diversified Financial Services	1.40%
Diversified Telecommunication Services	1.59%
Electric Utilities	1.02%
Electrical Equipment	0.72%
Electronic Equipment, Instruments & Components	0.70%
Entertainment	0.19%
Food & Staples Retailing	5.22%
Food Products	2.85%
Gas Utilities	0.17%
Health Care Equipment & Supplies	2.73%
Health Care Providers & Services	0.53%
Health Care Technology	0.06%
Hotels, Restaurants & Leisure	0.55%
Household Durables	1.24%
Household Products	0.28%
Independent Power and Renewable Electricity Producers	0.20%
Industrial Conglomerates	1.07%
Insurance	6.32%
Interactive Media & Services	0.62%
Internet & Direct Marketing Retail	0.66%
IT Services	1.11%
Leisure Equipment & Products	0.08%
Leisure Products	0.10%
Life Sciences Tools & Services	0.53%
Machinery	1.36%
Marine	1.50%
Media	0.74%
Metals & Mining	4.33%
Multiline Retail	0.91%
Multi-Utilities	0.41%
Oil, Gas & Consumable Fuels	4.27%
Paper & Forest Products	0.53%

Personal Products	1.53%
Pharmaceuticals	8.89%
Professional Services	1.94%
Real Estate Management & Development	0.69%
Road & Rail	0.16%
Semiconductors & Semiconductor Equipment	2.43%
Software	2.24%
Specialty Retail	1.23%
Technology Hardware, Storage & Peripherals	1.14%
Textiles, Apparel & Luxury Goods	3.70%
Tobacco	0.92%
Trading Companies & Distributors	3.12%
Transportation Infrastructure	0.04%
Water Utilities	0.09%
Wireless Telecommunication Services	0.77%

TOTAL COMMON STOCKS	95.23%

INVESTMENT COMPANIES
Exchange Traded Funds	2.37%

TOTAL INVESTMENT COMPANIES	2.37%

PARTICIPATORY NOTES
Food Products	0.09%

TOTAL PARTICIPATORY NOTES	0.09%

PREFERRED STOCKS
Automobiles	0.46%
Chemicals	0.11%
Health Care Equipment & Supplies	0.10%

TOTAL PREFERRED STOCKS	0.67%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.35%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.35%

SHORT TERM INVESTMENTS
Money Market Funds	0.38%

TOTAL SHORT TERM INVESTMENTS	0.38%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Funds	2.62%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	2.62%

TOTAL INVESTMENTS	101.71%
Liabilities in Excess of Other Assets	(1.71)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Principal Amount		Value
	ASSET BACKED SECURITIES - 5.88%
	Affirm Asset Securitization Trust
26,579	Series 2020-Z1A, 3.460%, 10/15/2024 (c)(g)	$26,680
81,828	Series 2020-Z2A, 1.900%, 01/15/2025 (c)(g)	81,030
150,000	AmeriCredit Automobile Receivables Trust
	Series 2019-3D, 2.580%, 09/18/2025	149,431
357,595	Atrium XII
	Series 2015-12R, 1.089% (3 Month LIBOR USD + 0.830%, 0.000% Floor), 04/22/2027 (a)(c)	356,639
160,000	Avant Loans Funding Trust
	Series 2021-REV1 A, 1.210%, 07/15/2030 (c)(g)	154,759
450,000	Bain Capital Credit CLO Ltd.
	Series 2017-2A AR2, 1.438% (3 Month LIBOR USD + 1.180%, 0.180% Floor), 07/25/2034 (a)(c)	446,075
79,199	BHG Securitization Trust
	Series 2021-B A, 0.900%, 10/17/2034 (c)(g)	77,149
	BlueMountain CLO, Ltd.
565,000	Series 2021-31A A1, 1.398% (3 Month LIBOR USD + 1.150%, 1.150% Floor), 04/19/2034 (a)(c)	561,552
260,000	Series 2019-24A AR, 1.354% (3 Month LIBOR USD + 1.100%, 1.100% Floor), 04/20/2034 (a)(c)	257,180
380,000	Buckhorn Park CLO Ltd.
	Series 2019-1R A-R, 1.361% (3 Month LIBOR USD + 1.120%, 1.120% Floor), 07/18/2034 (a)(c)	378,104
90,522	CF Hippolyta LLC
	Series 2020-1A2, 1.990%, 07/15/2060 (c)	83,426
	Domino’s Pizza Master Issuer LLC
183,825	Series 2018-1, 4.116%, 07/25/2048 (c)(g)	185,463
73,500	Series 2019-1, 3.668%, 10/25/2049 (c)(g)	70,856
188,575	Series 2021-1A A2I, 2.662%, 04/25/2051 (c)	175,888
135,000	Drive Auto Receivables Trust
	Series 2019-4, 2.700%, 02/16/2027	134,930
	Exeter Automobile Receivables Trust
300,000	Series 2019-4, 2.580%, 09/15/2025 (c)	299,027
90,000	Series 2020-1, 2.730%, 12/15/2025 (c)	89,680
615,821	Galaxy XXIII CLO Ltd.
	Series 2017-23A AR, 1.129% (3 Month LIBOR USD + 0.870%, 0.870% Floor), 04/24/2029 (a)(c)	614,951
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 0.728% (3 Month LIBOR USD + 0.230%, 0.000% Floor), 05/25/2036 (a)	97,926
300,000	GTP Acquisition Partners I LLC
	Series 2015-2, 3.482%, 06/15/2050 (c)	301,383
605,000	Harriman Park CLO Ltd.
	Series 2020-1A A1R, 1.374% (3 Month LIBOR USD + 1.120%, 1.120% Floor), 04/20/2034 (a)(c)	602,630
107,808	LCM XX LP
	Series 2015-20R, 1.294% (3 Month LIBOR USD + 1.040%, 0.000% Floor), 10/20/2027 (a)(c)	107,475
465,000	Madison Park Funding XXXVIII Ltd.
	Series 2021-38A A, 1.361% (3 Month LIBOR USD + 1.120%, 1.120% Floor), 07/17/2034 (a)(c)	462,015

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
120,000	Mercury Financial Credit Card Master Trust
	Series 2021-1A, 1.540%, 03/20/2026 (c)	$116,500
139,744	Navient Private Education Refi Loan Trust
	Series 2021-E A, 0.970%, 12/16/2069 (c)	131,754
465,000	Neuberger Berman CLO XX Ltd.
	Series 2015-20RR A-RR, 1.401% (3 Month LIBOR USD + 1.160%, 1.160% Floor), 07/17/2034 (a)(c)	462,437
41,424	OneMain Financial Issuance Trust
	Series 2018-1A, 3.300%, 03/14/2029 (c)	41,434
214,201	OZLM VII, Ltd.
	Series 2014-7R, 1.251% (3 Month LIBOR USD + 1.010%, 1.010% Floor), 07/17/2029 (a)(c)	213,109
38,730	OZLM XII, Ltd.
	Series 2015-12R, 1.349% (3 Month LIBOR USD + 1.050%, 1.050% Floor), 04/30/2027 (a)(c)	38,722
420,000	Regatta VI Funding Ltd.
	Series 2016-1A AR2, 1.414% (3 Month LIBOR USD + 1.160%, 1.160% Floor), 04/20/2034 (a)(c)	416,093
	RR Ltd.
480,000	Series 2017-1A A1AB, 1.391% (3 Month LIBOR USD + 1.150%, 1.150% Floor), 07/16/2035 (a)(c)	477,911
330,000	Series 2021-16A A1, 1.351% (3 Month LIBOR USD + 1.110%, 1.110% Floor), 07/15/2036 (a)(c)	328,070
205,000	Santander Drive Auto Receivables Trust
	Series 2019-3, 2.680%, 10/15/2025	205,783
	Sound Point CLO, Ltd.
323,831	Series 2018-3, 1.191% (3 Month LIBOR USD + 0.950%, 0.000% Floor), 04/16/2029 (a)(c)	322,043
410,000	Series 2021-1A A, 1.328% (3 Month LIBOR USD + 1.070%, 1.070% Floor), 04/25/2034 (a)(c)	407,144
100,000	Summit Issuer LLC
	Series 2020-1, 2.290%, 12/20/2050 (c)	94,528
405,000	THL Credit Wind River CLO Ltd.
	Series 2020-1A, 1.684% (3 Month LIBOR USD + 1.430%, 1.430% Floor), 10/20/2033 (a)(c)	404,081
188,285	TICP CLO, Ltd.
	Series 2018-3, 1.094% (3 Month LIBOR USD + 0.840%, 0.840% Floor), 04/20/2028 (a)(c)	187,789
	Upstart Securitization Trust
100,292	Series 2021-3, 0.830%, 07/20/2031 (c)	98,527
217,678	Series 2021-4, 0.840%, 09/20/2031 (c)	211,829
	Venture CLO, Ltd.
410,000	Series 2021-42A A1A, 1.371% (3 Month LIBOR USD + 1.130%, 1.130% Floor), 04/17/2034 (a)(c)	405,199
180,000	Series 2021-43A A1, 1.481% (3 Month LIBOR USD + 1.240%, 1.240% Floor), 04/17/2034 (a)(c)	179,524
371,593	Voya CLO, Ltd.
	Series 2015-1, 1.141% (3 Month LIBOR USD + 0.900%, 0.900% Floor), 01/18/2029 (a)(c)	369,459
370,000	Wellfleet CLO X Ltd.
	Series 2019-XA A1R, 1.424% (3 Month LIBOR USD + 1.170%, 0.000% Floor), 07/20/2032 (a)(c)	366,349

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
	Wendy’s Funding LLC
76,600	Series 2018-1, 3.884%, 03/15/2048 (c)(g)	$76,096
243,163	Series 2021-1A A2I, 2.370%, 06/15/2051 (c)(g)	217,661
220,000	Westlake Automobile Receivables Trust
	Series 2019-3, 2.720%, 11/15/2024 (c)	220,420
99,500	Wingstop Funding LLC
	Series 2020-1, 2.841%, 12/05/2050 (c)(g)	92,946

	Total Asset Backed Securities (Cost $11,932,349)	11,799,657

	COLLATERALIZED MORTGAGE OBLIGATIONS - 16.05%
354,189	510 Asset Backed Trust
	Series 2021-NPL2 A-1, 2.116%, 06/25/2061 (c)(k)	340,163
116,545	Ajax Mortgage Loan Trust
	Series 2021-C A, 2.115%, 01/25/2061 (c)(k)	111,799
	Angel Oak Mortgage Trust
15,556	Series 2018-3, 3.649%, 09/25/2048 (b)(c)	15,528
14,332	Series 2019-2, 3.628%, 03/25/2049 (b)(c)	14,338
42,537	Series 2019-4, 2.993%, 07/26/2049 (b)(c)	42,517
131,285	Series 2020-R1, 0.990%, 04/25/2053 (b)(c)	129,318
194,914	Series 2021-4 A1, 1.035%, 01/20/2065 (b)(c)	185,256
38,074	Series 2020-6 TR, 1.261%, 05/25/2065 (b)(c)	37,372
136,325	Series 2021-1, 0.909%, 01/25/2066 (b)(c)	132,313
129,732	Series 2021-2 A1, 0.985%, 04/25/2066 (b)(c)	124,267
250,373	Series 2021-3 A1, 1.068%, 05/25/2066 (b)(c)	237,459
314,970	Series 2021-5 A1, 0.951%, 07/25/2066 (b)(c)	298,709
219,576	Series 2021-8, 1.820%, 11/25/2066 (b)(c)	206,597
494,339	Series 2022-1, 2.881%, 12/25/2066 (c)(k)	482,831
100,000	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2021-FL2 A, 1.497% (1 Month LIBOR USD + 1.100%, 1.100% Floor), 05/15/2036 (a)(c)	99,014
	Arroyo Mortgage Trust
90,017	Series 2019-3, 2.962%, 10/25/2048 (b)(c)	87,647
100,216	Series 2019-2, 3.347%, 04/25/2049 (b)(c)	98,083
	BANK
2,141,317	Series 2019-BNK23, 0.695%, 12/17/2052 (b)(j)	95,209
987,674	Series 2019-BNK18, 0.897%, 05/17/2062 (b)(j)	51,522
1,270,253	Series 2019-BNK20, 0.853%, 09/15/2062 (b)(j)	63,572
1,313,750	Series 2019-BNK22, 0.598%, 11/17/2062 (b)(j)	49,977
991,904	Series 2019-BNK24, 0.644%, 11/17/2062 (b)(j)	42,193
988,907	Series 2020-BNK26, 1.230%, 03/16/2063 (b)(j)	73,261
1,555,665	Series 2020-BNK28, 1.782%, 03/16/2063 (b)(j)	181,607
37,978	Bayview Koitere Fund Trust
	Series 2017-RT4, 3.500%, 07/28/2057 (b)(c)	37,773
99,712	Bayview Mortgage Fund IVc Trust
	Series 2017-RT3A, 3.500%, 01/28/2058 (b)(c)	98,381
	Bayview Opportunity Master Fund IVa Trust
94,081	Series 2017-SPL5A, 3.500%, 06/28/2057 (b)(c)	93,722
35,758	Series 2017-SPL1A, 4.000%, 10/28/2064 (b)(c)	35,430
	Bayview Opportunity Master Fund IVb Trust
27,303	Series 2017-SPL3, 4.000%, 11/28/2053 (b)(c)	27,128
37,583	Series 2017-RT6, 3.500%, 10/28/2057 (b)(c)	36,815
132,000	BBCMS Mortgage Trust
	Series 2017-DELC, 1.247% (1 Month LIBOR USD + 0.850%, 0.850% Floor), 08/15/2036 (a)(c)	130,810

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Benchmark Mortgage Trust
325,000	Series 2019-B11, 3.410%, 05/17/2052	$324,326
996,957	Series 2019-B12, 1.061%, 08/16/2052 (b)(j)	52,484
394,055	Series 2020-B18, 1.792%, 07/17/2053 (b)(j)	38,066
752,116	Series 2020-B22, 1.519%, 01/15/2054 (b)(j)	78,908
1,496,869	Series 2019-B10, 1.225%, 03/17/2062 (b)(j)	94,834
145,286	BINOM Securitization Trust
	Series 2021-INV1, 2.034%, 06/25/2056 (b)(c)	139,087
	BRAVO Residential Funding Trust
99,461	Series 2021-NQM1 A1, 0.941%, 02/25/2049 (b)(c)	96,805
123,346	Series 2021-NQM2 A1, 0.970%, 03/25/2060 (b)(c)	120,693
334,801	Series 2021-C A1, 1.620%, 03/01/2061 (c)(k)	317,085
287,812	BX Commercial Mortgage Trust
	Series 2019-XL, 1.317% (1 Month LIBOR USD + 0.920%, 0.920% Floor), 10/15/2036 (a)(c)	286,750
100,000	CAMB Commercial Mortgage Trust
	Series 2019-LIFE, 1.847% (1 Month LIBOR USD + 1.450%, 1.450% Floor), 12/15/2037 (a)(c)	98,580
145,000	Century Plaza Towers
	Series 2019-CPT, 2.865%, 11/16/2039 (c)	137,271
7,588	Chase Mortgage Finance Trust
	Series 2007-A1, 2.356%, 02/25/2037 (b)	7,831
14,437	CIM Trust
	Series 2017-7, 3.000%, 04/25/2057 (b)(c)	14,500
	Citigroup Commercial Mortgage Trust
376,000	Series 2014-GC19, 4.023%, 03/12/2047	380,236
296,312	Series 2016-P3, 3.329%, 04/16/2049	295,823
505,000	Series 2016-P4, 2.902%, 07/12/2049	492,297
	Citigroup Mortgage Loan Trust, Inc.
22,215	Series 2019-IMC1, 2.720%, 07/25/2049 (b)(c)	22,019
131,532	Series 2018-RP2, 2.394%, 02/25/2058 (b)(c)	131,574
57,971	Series 2018-RP1, 3.000%, 09/25/2064 (b)(c)	57,809
112,890	Series 2019-E, 3.228%, 11/25/2070 (c)(k)	112,963
	COLT Mortgage Loan Trust
347,960	Series 2020-RPL1, 1.390%, 01/25/2065 (b)(c)	329,504
83,024	Series 2020-2R, 1.325%, 10/26/2065 (b)(c)	82,930
190,777	Series 2021-1 A1, 0.910%, 06/25/2066 (b)(c)	176,424
331,113	Series 2021-3 A1, 0.956%, 09/27/2066 (b)(c)	308,254
440,879	Series 2021-HX1 A1, 1.110%, 10/25/2066 (b)(c)	412,091
504,245	Series 2022-1, 2.284%, 12/27/2066 (b)(c)	490,503
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (c)	121,318
100,000	Series 2022-A, 2.819%, 01/10/2039 (c)	96,210
100,000	Series 2022-C, 3.376%, 01/10/2039 (c)	96,939
	Countrywide Home Loans, Inc.
5,259	Series 2004-HYB6, 2.529%, 11/20/2034 (b)	5,345
57,535	Series 2005-11, 1.057% (1 Month LIBOR USD + 0.600%, 0.600% Floor, 10.500% Cap), 03/25/2035 (a)	45,000
298,082	CSAIL Commercial Mortgage Trust
	Series 2016-C6, 2.960%, 01/15/2049	297,899
	CSMC Trust
97,883	Series 2020-NET, 2.257%, 08/17/2037 (c)	93,273
26,653	Series 2017-FHA1, 3.250%, 04/25/2047 (b)(c)	25,980
244,506	Series 2020-RPL4, 2.000%, 01/25/2060 (b)(c)	236,473

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
118,778	Series 2021-RPL4 A1, 1.796%, 12/27/2060 (b)(c)	$113,579
154,219	Series 2020-NQM1, 1.208%, 05/25/2065 (c)(k)	151,950
245,898	Series 2021-NQM2, 1.179%, 02/25/2066 (b)(c)	237,928
173,348	Series 2021-NQM5 A1, 0.938%, 05/25/2066 (b)(c)	164,423
428,322	Series 2021-NQM6 A1, 1.174%, 07/25/2066 (b)(c)	404,430
211,014	Series 2021-NQM8, 1.841%, 10/25/2066 (b)(c)	202,330
509,221	Series 2022-NQM1, 2.265%, 11/25/2066 (b)(c)	491,654
	DBGS Mortgage Trust
215,000	Series 2018-C1, 4.466%, 10/17/2051	228,311
11,859,413	Series 2018-C1, 0.197%, 10/17/2051 (b)(j)	121,764
	DBJPM Mortgage Trust
291,153	Series 2016-C1, 3.038%, 05/12/2049	290,148
475,000	Series 2016-C3, 2.890%, 08/12/2049	467,803
310,238	Series 2020-C9, 1.712%, 08/15/2053 (b)(j)	26,674
88,405	Deephaven Residential Mortgage Trust
	Series 2021-2 A1, 0.899%, 04/25/2066 (b)(c)	83,538
	Ellington Financial Mortgage Trust
80,490	Series 2021-2 A1, 0.931%, 06/25/2066 (b)(c)	75,636
243,803	Series 2022-1, 2.206%, 01/25/2067 (b)(c)	231,819
	GCAT Trust
170,379	Series 2021-NQM1, 0.874%, 01/25/2066 (b)(c)	164,121
171,783	Series 2021-NQM2 A1, 1.036%, 05/25/2066 (b)(c)	163,222
235,580	Series 2021-NQM3 A1, 1.091%, 05/25/2066 (b)(c)	223,997
299,944	Series 2021-NQM4, 1.093%, 08/25/2066 (b)(c)	271,435
184,531	Series 2021-NQM7, 1.915%, 08/25/2066 (b)(c)	179,716
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (c)	144,937
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (c)	144,814
35,000	Series 2015-GC34, 3.506%, 10/13/2048	35,083
1,446,407	Series 2020-GC45, 0.672%, 02/14/2053 (b)(j)	59,030
220,000	Hawaii Hotel Trust
	Series 2019-MAUI, 1.547% (1 Month LIBOR USD + 1.150%, 1.150% Floor), 05/17/2038 (a)(c)	218,447
	Imperial Fund Mortgage Trust
175,556	Series 2021-NQM2 A-1, 1.073%, 09/25/2056 (b)(c)	163,006
510,000	Series 2022-NQM2, 3.638%, 03/25/2067 (c)(k)	505,509
	JPMBB Commercial Mortgage Securities Trust
90,000	Series 2020-NNN, 2.812%, 01/16/2037 (c)	87,485
33,098	Series 2013-C12, 3.157%, 07/17/2045	33,104
	Legacy Mortgage Asset Trust
89,927	Series 2021-GS4 A1, 1.650%, 11/25/2060 (c)(k)	85,297
152,285	Series 2021-GS3 A1, 1.750%, 07/25/2061 (c)(k)	145,636
260,000	MF1 Ltd.
	Series 2022-FL8, 1.800% (SOFR30A + 1.750%, 1.750% Floor), 02/19/2037 (a)(c)(g)	259,794
	MFRA Trust
138,543	Series 2021-NQM2, 1.029%, 11/25/2064 (b)(c)	131,647
39,407	Series 2020-NQM3 A1, 1.014%, 01/26/2065 (b)	38,599

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
127,874	Series 2021-NQM1 A-1, 1.153%, 04/25/2065 (b)(c)	$125,890
	Mill City Mortgage Loan Trust
78,532	Series 2018-2, 3.500%, 05/25/2058 (b)(c)	78,866
246,515	Series 2019-GS1, 2.750%, 07/25/2059 (b)(c)	245,368
82,091	Series 2017-3, 2.750%, 01/25/2061 (b)(c)	82,384
71,727	Series 2018-1, 3.250%, 05/25/2062 (b)(c)	71,627
154,974	Series 2019-1, 3.250%, 10/25/2069 (b)(c)	153,692
92,718	Morgan Stanley ABS Capital I, Inc. Trust
	Series 2003-NC10, 1.477% (1 Month LIBOR USD + 1.020%, 1.020% Floor), 10/25/2033 (a)	91,982
175,000	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2016-C29, 3.325%, 05/17/2049	174,086
	MTRO Commercial Mortgage Trust
100,000	Series 2019-TECH B, 1.497% (1 Month LIBOR USD + 1.100%, 1.100% Floor), 12/15/2033 (a)(c)	97,965
100,000	Series 2019-TECH C, 1.697% (1 Month LIBOR USD + 1.300%, 1.300% Floor), 12/15/2033 (a)(c)	97,530
	New Residential Mortgage Loan Trust
43,463	Series 2016-2, 3.750%, 11/25/2035 (b)(c)	43,520
104,538	Series 2018-4, 1.207% (1 Month LIBOR USD + 0.750%, 0.750% Floor), 01/27/2048 (a)(c)	103,989
37,092	Series 2016-4, 3.750%, 11/25/2056 (b)(c)	37,468
366,447	Series 2021-NQM3 A1, 1.156%, 11/27/2056 (b)(c)	350,920
58,705	Series 2017-1, 4.000%, 02/25/2057 (b)(c)	58,924
54,409	Series 2017-2, 4.000%, 03/25/2057 (b)(c)	54,638
30,278	Series 2017-3, 4.000%, 04/25/2057 (b)(c)	30,418
28,392	Series 2017-4, 4.000%, 05/25/2057 (b)(c)	28,486
27,489	Series 2017-5, 1.957% (1 Month LIBOR USD + 1.500%, 1.500% Floor), 06/25/2057 (a)(c)	27,749
46,409	Series 2017-6, 4.000%, 08/25/2057 (b)(c)	46,751
103,871	Series 2018-1, 4.000%, 12/25/2057 (b)(c)	104,894
86,245	Series 2018-2, 4.500%, 02/25/2058 (b)(c)	87,429
216,035	Series 2018-3, 4.500%, 05/25/2058 (b)(c)	221,157
108,736	Series 2021-NQM2R A-1, 0.941%, 10/25/2058 (b)(c)	106,271
153,098	Series 2019-3, 3.750%, 11/25/2058 (b)(c)	153,086
114,891	Series 2019-5, 3.500%, 08/25/2059 (b)(c)	114,583
32,042	Series 2019-NQM4, 2.492%, 09/25/2059 (b)(c)	31,879
495,010	Series 2022-NQM1, 2.277%, 04/25/2061 (b)(c)	483,758
347,515	NMLT Trust
	Series 2021-INV1 A1, 1.185%, 05/25/2056 (b)(c)	327,978
	OBX Trust
208,513	Series 2021-NQM3, 1.054%, 07/25/2061 (b)(c)	196,574
443,272	Series 2022-NQM1, 2.305%, 11/25/2061 (b)(c)	430,020
222,657	Series 2021-NQM1, 1.072%, 02/25/2066 (b)(c)	216,269
	Pretium Mortgage Credit Partners LLC
165,939	Series 2021-NPL3 A1, 1.868%, 07/25/2051 (c)(k)	157,922
213,635	Series 2021-RN2 A1, 1.744%, 07/25/2051 (c)(k)	203,459
216,374	Series 2021-NPL2 A-1, 1.992%, 06/29/2060 (c)(k)	207,920
407,624	Series 2021-RN1 A1, 1.992%, 02/25/2061 (c)(k)	390,056

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	PRPM Trust
65,114	Series 2020-6, 2.363%, 11/25/2025 (c)(k)	$63,517
170,972	Series 2021-3 A1, 1.867%, 04/25/2026 (c)(k)	164,040
227,605	Series 2021-4 A1, 1.867%, 04/25/2026 (c)(k)	217,621
209,771	Series 2021-5 A1, 1.793%, 06/25/2026 (c)(k)	199,808
212,412	Series 2021-6 A1, 1.793%, 07/25/2026 (c)(k)	202,403
328,901	Series 2021-7 A1, 1.867%, 08/25/2026 (c)(k)	312,784
426,019	Series 2021-9, 2.363%, 10/25/2026 (b)(c)	408,922
149,478	RCO VII Mortgage LLC
	Series 2021-1 A1, 1.868%, 05/26/2026 (c)(k)	145,657
	SBA Tower Trust
155,000	Series 2019-1, 2.836%, 01/15/2025 (c)	152,673
125,000	Series 2018-1, 3.448%, 03/15/2048 (c)	125,071
67,674	Seasoned Credit Risk Transfer Trust Series
	Series 2019-3, 3.500%, 10/25/2058	68,948
	SG Commercial Mortgage Securities Trust
355,000	Series 2020-COVE, 2.632%, 04/17/2037 (c)	345,036
75,000	Series 2016-C5, 3.055%, 10/13/2048	73,516
294,553	SG Residential Mortgage Trust
	Series 2021-1 A-1, 1.160%, 07/25/2061 (b)(c)	279,428
	Starwood Mortgage Residential Trust
31,382	Series 2020-3, 1.486%, 04/25/2065 (b)(c)	30,974
206,066	Series 2021-1, 1.219%, 05/25/2065 (b)(c)	202,288
83,480	Series 2021-2 A1, 0.943%, 05/25/2065 (b)(c)	81,770
330,029	Series 2021-6, 1.920%, 11/25/2066 (b)(c)	312,574
415,000	Thompson Park CLO, Ltd.
	Series 2021-1A A1, 1.241% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 04/17/2034 (a)(c)	413,151
230,000	Toorak Mortgage Corp.
	Series 2021-1 A1, 2.240%, 06/25/2024 (c)(k)	218,663
	Towd Point Mortgage Trust
294,636	Series 2022-EBO1, 2.161%, 01/25/2052 (b)(c)	293,469
2,732	Series 2016-2, 2.750%, 08/25/2055 (b)(c)	2,732
125,792	Series 2017-1, 2.750%, 10/25/2056 (b)(c)	125,854
93,529	Series 2017-5, 1.057% (1 Month LIBOR USD + 0.600%, 0.000% Floor), 02/26/2057 (a)(c)	93,226
60,936	Series 2017-2, 2.750%, 04/25/2057 (b)(c)	61,031
18,942	Series 2017-3, 2.750%, 06/25/2057 (b)(c)	18,977
132,899	Series 2017-4, 2.750%, 06/25/2057 (b)(c)	132,077
201,923	Series 2017-6, 2.750%, 10/25/2057 (b)(c)	200,123
38,069	Series 2018-1, 3.000%, 01/28/2058 (b)(c)	37,971
121,467	Series 2018-2, 3.250%, 03/25/2058 (b)(c)	121,656
258,491	Series 2019-1, 3.658%, 03/25/2058 (b)(c)	258,198
102,076	Series 2018-3, 3.750%, 05/25/2058 (b)(c)	102,133
171,504	Series 2020-4, 1.750%, 10/25/2060 (c)	162,807
442,385	Series 2021-R1 A1, 2.918%, 11/25/2060 (b)(c)	433,639
120,000	Triangle Re Ltd.
	Series 2021-3, 1.999% (SOFR30A + 1.900%, 1.900% Floor), 02/25/2034 (a)(c)	119,418
505,000	Tricon Residential Trust
	Series 2022-SFR1, 3.856%, 04/17/2039 (c)	504,998
	VCAT Asset Securitization LLC
70,564	Series 2021-NPL2 A1, 2.115%, 03/27/2051 (c)(k)	68,569
212,920	Series 2021-NPL3 A1, 1.743%, 05/25/2051 (c)(k)	203,620

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
307,300	Series 2021-NPL4 A1, 1.868%, 08/25/2051 (c)(k)	$297,330
377,861	Series 2021-NPL5, 1.868%, 08/25/2051 (c)(k)	362,900
460,860	Series 2021-NPL6, 1.917%, 09/25/2051 (c)(k)	441,763
	Vericrest Opportunity Loan Transferee
246,076	Series 2021-R2 A1, 2.116%, 04/25/2051 (c)(k)	236,144
117,822	Series 2021-NPL9, 1.992%, 05/25/2051 (c)(k)	113,957
260,149	Series 2021-CF1 A1, 1.992%, 08/25/2051 (c)(k)	254,128
	Verus Securitization Trust
23,351	Series 2020-NPL1, 3.598%, 08/25/2050 (c)(k)	23,346
43,693	Series 2019-3, 2.784%, 07/25/2059 (c)(k)	43,759
58,733	Series 2019-4, 3.142%, 10/25/2059 (b)(c)	58,843
115,299	Series 2021-R2 A-1, 0.918%, 02/25/2064 (b)(c)	113,156
112,733	Series 2021-2, 1.031%, 02/25/2066 (b)(c)	108,887
144,324	Series 2021-4, 0.938%, 07/25/2066 (b)(c)	136,085
393,574	Series 2021-5 A-1, 1.013%, 09/25/2066 (b)(c)	364,136
236,462	Series 2021-8, 1.824%, 11/25/2066 (b)(c)	227,224
322,806	Series 2022-1 A-1, 2.724%, 01/25/2067 (c)(k)	314,651
265,000	Wells Fargo Commercial Mortgage Trust
	Series 2015 A-5, 3.148%, 05/15/2048	263,361
303,337	Wells Fargo-RBS Commercial Mortgage Trust
	Series 2014-C19, 3.660%, 03/15/2047	302,522

	Total Collateralized Mortgage Obligations (Cost $33,484,178)	32,182,603

	CORPORATE OBLIGATIONS - 28.87%
	Aerospace & Defense - 0.57%
283,000	Boeing Co.
	5.040%, 05/01/2027	298,922
	L3Harris Technologies, Inc.
150,000	3.850%, 06/15/2023	152,258
31,000	4.400%, 06/15/2028	32,360
75,000	Lockheed Martin Corp.
	4.090%, 09/15/2052	82,768
189,000	Northrop Grumman Corp.
	5.150%, 05/01/2040	220,841
	Raytheon Technologies Corp.
100,000	3.950%, 08/16/2025	103,299
140,000	3.125%, 05/04/2027	140,425
20,000	4.450%, 11/16/2038	21,781
50,000	4.625%, 11/16/2048	56,693
40,000	3.030%, 03/15/2052	35,128

		1,144,475

	Banks - 4.80%
	Bank of America Corp.
190,000	4.100%, 07/24/2023	194,311
140,000	2.456% (3 Month LIBOR USD + 0.870%), 10/22/2025 (a)	137,767
185,000	3.366% (3 Month LIBOR USD + 0.810%), 01/23/2026 (a)	185,406
330,000	1.658% (SOFR + 0.910%), 03/11/2027 (a)	308,310
720,000	1.922% (SOFR + 1.370%), 10/24/2031 (a)	626,341
120,000	2.572% (SOFR + 1.210%), 10/20/2032 (a)	109,244
95,000	3.311% (SOFR + 1.580%), 04/22/2042 (a)	88,349
700,000	4.083% (3 Month LIBOR USD + 3.150%), 03/20/2051 (a)	724,896

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (continued)
	Banks (continued)
200,000	BNP Paribas SA
	2.219% (SOFR + 2.074%), 06/09/2026 (a)(c)(e)	$190,566
250,000	BPCE SA
	2.045% (SOFR + 1.087%), 10/19/2027 (a)(c)	230,679
	Citigroup, Inc.
125,000	3.352% (3 Month LIBOR USD + 0.897%), 04/24/2025 (a)	125,462
95,000	0.981% (SOFR + 0.669%), 05/01/2025 (a)	90,702
435,000	3.700%, 01/12/2026 (e)	440,885
330,000	1.462% (SOFR + 0.770%), 06/09/2027 (a)	303,933
290,000	4.412% (SOFR + 3.914%), 03/31/2031 (a)	301,648
70,000	2.572% (SOFR + 2.107%), 06/03/2031 (a)	64,262
200,000	Danske Bank AS
	5.375%, 01/12/2024 (c)	206,430
95,000	Fifth Third Bancorp
	2.375%, 01/28/2025	93,030
	HSBC Holdings PLC
200,000	0.976% (SOFR + 0.708%), 05/24/2025 (a)	190,172
200,000	1.589% (SOFR + 1.290%), 05/24/2027 (a)	183,037
245,000	4.583% (3 Month LIBOR USD + 1.535%), 06/19/2029 (a)	252,882
200,000	3.973% (3 Month LIBOR USD + 1.610%), 05/22/2030 (a)	200,433
400,000	4.762% (SOFR + 2.530%), 03/29/2033 (a)(e)	411,279
	JPMorgan Chase & Co.
150,000	3.797% (3 Month LIBOR USD + 0.890%), 07/23/2024 (a)	151,832
155,000	4.023% (3 Month LIBOR USD + 1.000%), 12/05/2024 (a)	157,644
225,000	3.220% (3 Month LIBOR USD + 1.155%), 03/01/2025 (a)	225,950
170,000	3.300%, 04/01/2026	171,705
90,000	2.950%, 10/01/2026	89,524
300,000	3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)(e)	304,619
80,000	3.509% (3 Month LIBOR USD + 0.945%), 01/23/2029 (a)	79,851
225,000	3.702% (3 Month LIBOR USD + 1.160%), 05/06/2030 (a)	226,387
95,000	2.580% (SOFR + 1.250%), 04/22/2032 (a)	87,179
275,000	2.545% (SOFR + 1.180%), 11/08/2032 (a)	251,696
175,000	3.109% (SOFR + 2.460%), 04/22/2041 (a)	158,853
155,000	3.157% (SOFR + 1.460%), 04/22/2042 (a)	141,664
95,000	3.897% (3 Month LIBOR USD + 1.220%), 01/23/2049 (a)	96,484
145,000	KeyCorp
	2.550%, 10/01/2029	137,279
	PNC Financial Services Group, Inc.
55,000	2.200%, 11/01/2024	54,443
65,000	3.450%, 04/23/2029	66,156
305,000	The Bank of Nova Scotia
	1.950%, 02/02/2027	289,049
370,000	Truist Bank
	2.250%, 03/11/2030 (e)	339,616
160,000	Truist Financial Corp.
	1.887% (SOFR + 0.862%), 06/07/2029 (a)	145,868

Principal Amount		Value
	Banks (continued)
	Wells Fargo & Co.
85,000	2.406% (SOFR + 1.087%), 10/30/2025 (a)	$83,341
120,000	3.000%, 04/22/2026	118,921
135,000	3.000%, 10/23/2026	133,450
215,000	3.350% (SOFR + 1.500%), 03/02/2033 (a)(e)	209,272
41,000	5.606%, 01/15/2044	49,212
45,000	4.750%, 12/07/2046	49,084
115,000	5.013% (SOFR + 4.502%), 04/04/2051 (a)	137,017

		9,616,120

	Beverages - 0.37%
	Anheuser-Busch InBev Worldwide, Inc.
180,000	5.450%, 01/23/2039	211,044
15,000	3.750%, 07/15/2042	14,333
20,000	4.900%, 02/01/2046	22,265
85,000	4.600%, 04/15/2048	91,659
112,000	4.750%, 04/15/2058	121,957
35,000	Coca-Cola Co.
	3.000%, 03/05/2051	32,310
	Constellation Brands, Inc.
25,000	4.650%, 11/15/2028	26,451
6,000	3.150%, 08/01/2029	5,795
200,000	Diageo Capital Plc
	2.000%, 04/29/2030	182,648
40,000	PepsiCo, Inc.
	2.625%, 03/19/2027	39,814

		748,276

	Biotechnology - 0.76%
	AbbVie, Inc.
365,000	3.200%, 11/21/2029	360,794
250,000	4.250%, 11/21/2049	260,441
	Amgen, Inc.
55,000	1.900%, 02/21/2025	53,549
95,000	2.200%, 02/21/2027	91,764
450,000	2.000%, 01/15/2032	399,492
55,000	3.350%, 02/22/2032	54,567
10,000	4.200%, 02/22/2052 (e)	10,369
	Gilead Sciences, Inc.
80,000	2.500%, 09/01/2023	80,207
245,000	1.650%, 10/01/2030 (e)	215,619

		1,526,802

	Capital Markets - 2.92%
320,000	BlackRock, Inc.
	1.900%, 01/28/2031	289,455
	BP Capital Markets America, Inc.
145,000	3.633%, 04/06/2030	147,736
75,000	2.721%, 01/12/2032	70,697
5,000	3.060%, 06/17/2041	4,503
180,000	2.939%, 06/04/2051	154,138
140,000	3.379%, 02/08/2061	125,616
	Morgan Stanley
195,000	3.737% (3 Month LIBOR USD + 0.847%), 04/24/2024 (a)	197,118
180,000	3.700%, 10/23/2024	183,510
65,000	3.125%, 07/27/2026 (e)	64,584
310,000	1.593% (SOFR + 0.879%), 05/04/2027 (a)	288,781
255,000	2.475% (SOFR + 1.000%), 01/21/2028 (a)	244,052
340,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (a)	342,230

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (continued)
	Capital Markets (continued)
55,000	4.431% (3 Month LIBOR USD + 1.628%), 01/23/2030 (a)	$57,574
210,000	2.699% (SOFR + 1.143%), 01/22/2031 (a)	197,330
285,000	1.794% (SOFR + 1.034%), 02/13/2032 (a)	245,481
145,000	1.928% (SOFR + 1.020%), 04/28/2032 (a)	125,523
130,000	2.511% (SOFR + 1.200%), 10/20/2032 (a)	117,497
155,000	3.971% (3 Month LIBOR USD + 1.455%), 07/22/2038 (a)	156,920
	S&P Global, Inc.
85,000	2.450%, 03/01/2027 (c)	82,898
145,000	2.700%, 03/01/2029 (c)	141,161
110,000	2.900%, 03/01/2032 (c)	106,908
80,000	State Street Corp.
	3.776% (3 Month LIBOR USD + 0.770%), 12/03/2024 (a)	81,525
	The Bank of New York Mellon Corp.
70,000	1.950%, 08/23/2022	70,177
125,000	2.661% (3 Month LIBOR USD + 0.634%), 05/16/2023 (a)	125,049
485,000	2.050%, 01/26/2027 (e)	468,509
	The Goldman Sachs Group, Inc.
55,000	2.905% (3 Month LIBOR USD + 0.990%), 07/24/2023 (a)	55,076
185,000	0.925% (SOFR + 0.486%), 10/21/2024 (a)	179,526
140,000	3.500%, 01/23/2025	141,394
40,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025 (a)	40,069
85,000	2.600%, 02/07/2030	78,962
70,000	1.992% (SOFR + 1.090%), 01/27/2032 (a)	60,747
560,000	2.615% (SOFR + 1.281%), 04/22/2032 (a)(e)	510,194
225,000	2.383% (SOFR + 1.248%), 07/21/2032 (a)	199,719
40,000	2.650% (SOFR + 1.264%), 10/21/2032 (a)	36,453
60,000	3.102% (SOFR + 1.410%), 02/24/2033 (a)	56,626
140,000	6.750%, 10/01/2037	176,942
20,000	6.250%, 02/01/2041 (e)	25,930
	Willis North America, Inc.
25,000	3.600%, 05/15/2024	25,180
195,000	2.950%, 09/15/2029	183,383

		5,859,173

	Chemicals - 0.22%
	Air Products and Chemicals, Inc.
20,000	1.500%, 10/15/2025	19,106
40,000	1.850%, 05/15/2027	37,902
295,000	DuPont de Nemours, Inc.
	4.205%, 11/15/2023	302,190
80,000	The Sherwin-Williams Co.
	2.300%, 05/15/2030	73,255

		432,453

	Consumer Finance - 0.30%
	American Express Co.
155,000	4.200%, 11/06/2025	161,714
205,000	2.550%, 03/04/2027	200,063
	John Deere Capital Corp.
25,000	1.200%, 04/06/2023	24,807
25,000	3.450%, 06/07/2023	25,369
145,000	2.600%, 03/07/2024	145,530
55,000	1.750%, 03/09/2027	51,983

		609,466

Principal Amount		Value
	Diversified Consumer Services - 0.08%
	Howard University
100,000	2.901%, 10/01/2031	$92,853
75,000	3.476%, 10/01/2041	67,560

		160,413

	Diversified Financial Services - 1.16%
280,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
	3.300%, 01/30/2032	252,897
235,000	Athene Global Funding
	2.646%, 10/04/2031 (c)	207,888
	Corebridge Financial, Inc.
50,000	0.000%, 04/05/2029 (c)	49,955
40,000	0.000%, 04/05/2032 (c)	39,941
300,000	DAE Funding LLC
	1.550%, 08/01/2024 (c)	283,844
340,000	Equitable Financial Life Global Funding
	1.800%, 03/08/2028 (c)	306,980
200,000	GlaxoSmithKline Capital, Inc.
	3.625%, 05/15/2025	204,913
54,000	LYB International Finance III LLC
	1.250%, 10/01/2025	50,113
400,000	NTT Finance Corp.
	1.162%, 04/03/2026 (c)	369,776
	Shell International Finance BV
180,000	3.250%, 04/06/2050	169,593
110,000	3.000%, 11/26/2051	98,668
310,000	Siemens Financieringsmaatschappij NV
	1.200%, 03/11/2026 (c)	289,083

		2,323,651

	Diversified Telecommunication Services - 0.73%
	AT&T, Inc.
210,000	1.700%, 03/25/2026	199,101
175,000	4.500%, 05/15/2035	185,559
110,000	3.650%, 06/01/2051	100,279
168,000	3.500%, 09/15/2053	148,190
91,000	3.550%, 09/15/2055	80,522
113,000	3.800%, 12/01/2057	103,481
210,000	3.500%, 02/01/2061	177,210
	Verizon Communications, Inc.
85,000	2.650%, 11/20/2040	72,599
335,000	3.400%, 03/22/2041	315,244
85,000	2.850%, 09/03/2041	75,148

		1,457,333

	Electric Utilities - 2.70%
165,000	Alabama Power Co.
	3.450%, 10/01/2049	154,529
120,000	Commonwealth Edison Co.
	3.650%, 06/15/2046	119,149
130,000	Consolidated Edison Co. of New York Inc.
	3.200%, 12/01/2051 (e)	115,190
	Duke Energy Carolinas LLC
45,000	2.500%, 03/15/2023	45,235
150,000	2.550%, 04/15/2031	141,037
301,000	5.300%, 02/15/2040	356,439
334,000	Duke Energy Corp.
	2.550%, 06/15/2031	305,939
95,000	Duke Energy Indiana, Inc.
	4.900%, 07/15/2043	106,137

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (continued)
	Electric Utilities (continued)
	Duke Energy Progress LLC
50,000	2.000%, 08/15/2031	$44,804
75,000	4.000%, 04/01/2052	79,688
200,000	Enel Finance International NV
	1.375%, 07/12/2026 (c)	184,000
45,000	Evergy Metro, Inc.
	2.250%, 06/01/2030	41,378
	Evergy, Inc.
80,000	2.450%, 09/15/2024	78,777
155,000	2.900%, 09/15/2029	148,424
	Exelon Corp.
10,000	4.700%, 04/15/2050	11,031
35,000	4.100%, 03/15/2052 (c)	35,684
	Georgia Power Co.
130,000	2.100%, 07/30/2023	129,362
140,000	4.750%, 09/01/2040	148,232
210,000	ITC Holdings Corp.
	2.950%, 05/14/2030 (c)	199,236
325,000	NextEra Energy Capital Holdings, Inc.
	2.250%, 06/01/2030	297,766
145,000	Oglethorpe Power Corp.
	5.050%, 10/01/2048	160,851
	Oncor Electric Delivery Co., LLC
50,000	5.750%, 03/15/2029	57,164
235,000	2.750%, 05/15/2030 (c)	226,454
	Pacific Gas and Electric Co.
520,000	2.500%, 02/01/2031	449,054
120,000	3.250%, 06/01/2031	108,734
150,000	4.950%, 07/01/2050	141,806
	PacifiCorp
60,000	2.700%, 09/15/2030 (e)	57,272
33,000	4.125%, 01/15/2049	34,255
10,000	3.300%, 03/15/2051	9,208
	Puget Energy, Inc.
135,000	3.650%, 05/15/2025	135,590
135,000	4.100%, 06/15/2030	134,990
110,000	Sierra Pacific Power Co.
	2.600%, 05/01/2026	108,309
122,000	South Carolina Electric & Gas Co.
	5.100%, 06/01/2065 (e)	144,590
	Southern California Edison Co.
90,000	2.850%, 08/01/2029	85,834
225,000	2.250%, 06/01/2030	203,695
230,000	2.750%, 02/01/2032	213,757
19,000	4.000%, 04/01/2047	18,321
61,000	4.125%, 03/01/2048	60,286
80,000	3.650%, 02/01/2050	74,380
	The Southern Co.
230,000	3.700%, 04/30/2030 (e)	231,285
25,000	4.400%, 07/01/2046	25,515

		5,423,387

	Electronic Equipment, Instruments & Components - 0.16%
	CDW LLC / CDW Finance Corp.
60,000	2.670%, 12/01/2026	56,568
55,000	3.276%, 12/01/2028	51,907
55,000	3.569%, 12/01/2031	51,058
150,000	Microchip Technology, Inc.
	2.670%, 09/01/2023	149,656

		309,189

Principal Amount		Value
	Energy Equipment & Services - 0.04%
65,000	Halliburton Co.
	4.850%, 11/15/2035	$70,030

	Equity Real Estate Investment Trusts (REITs) - 0.36%
	American Tower Corp.
105,000	2.400%, 03/15/2025	102,359
95,000	1.450%, 09/15/2026	86,937
150,000	3.650%, 03/15/2027	150,083
50,000	1.500%, 01/31/2028	44,349
	Equinix, Inc.
85,000	2.000%, 05/15/2028	76,901
135,000	2.500%, 05/15/2031	121,507
	Realty Income Corp.
35,000	3.400%, 01/15/2028	35,010
10,000	2.200%, 06/15/2028	9,256
10,000	2.850%, 12/15/2032	9,441
85,000	Welltower, Inc.
	2.700%, 02/15/2027 (e)	83,015

		718,858

	Food Products - 0.38%
165,000	Cargill, Inc.
	2.125%, 11/10/2031 (c)	149,314
185,000	Conagra Brands, Inc.
	4.850%, 11/01/2028	196,311
210,000	JBS Finance Luxembourg Sarl
	2.500%, 01/15/2027 (c)	195,463
	Mondelez International, Inc.
40,000	2.625%, 03/17/2027	39,156
7,000	2.750%, 04/13/2030	6,707
175,000	1.500%, 02/04/2031	149,541
30,000	3.000%, 03/17/2032	28,966

		765,458

	Health Care Equipment & Supplies - 0.28%
200,000	Alcon Finance Corp.
	2.750%, 09/23/2026 (c)	194,203
260,000	Baxter International, Inc.
	2.272%, 12/01/2028 (c)	241,582
85,000	Boston Scientific Corp.
	1.900%, 06/01/2025	81,781
51,000	Shire Acquisitions Investments Ireland Designated Activity Co.
	2.875%, 09/23/2023	51,189

		568,755

	Health Care Providers & Services - 1.05%
	Anthem, Inc.
95,000	3.650%, 12/01/2027	97,239
155,000	2.875%, 09/15/2029	150,390
405,000	Cigna Corp.
	1.250%, 03/15/2026	379,099
70,000	CommonSpirit Health
	2.760%, 10/01/2024	69,573
	CVS Health Corp.
100,000	4.125%, 04/01/2040	102,086
85,000	5.125%, 07/20/2045	96,326
100,000	5.050%, 03/25/2048 (e)	113,779
	HCA, Inc.
40,000	3.625%, 03/15/2032 (c)	39,236
30,000	4.625%, 03/15/2052 (c)	30,335

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (continued)
	Health Care Providers & Services (continued)
	Humana, Inc.
275,000	3.700%, 03/23/2029	$276,365
95,000	2.150%, 02/03/2032	83,415
	Kaiser Foundation Hospitals
70,000	2.810%, 06/01/2041	61,423
115,000	3.002%, 06/01/2051	101,749
100,000	Quest Diagnostics, Inc.
	2.800%, 06/30/2031	93,391
75,000	Sutter Health
	3.361%, 08/15/2050	67,142
	UnitedHealth Group, Inc.
70,000	2.375%, 08/15/2024	69,768
135,000	2.300%, 05/15/2031 (e)	126,992
10,000	3.500%, 08/15/2039	9,964
135,000	3.950%, 10/15/2042	139,970

		2,108,242

	Hotels, Restaurants & Leisure - 0.25%
65,000	GLP Capital LP / GLP Financing II, Inc.
	5.300%, 01/15/2029	68,393
80,000	Las Vegas Sands Corp.
	3.500%, 08/18/2026	75,575
	McDonald’s Corp.
80,000	3.350%, 04/01/2023	81,035
50,000	4.600%, 05/26/2045	53,377
15,000	4.875%, 12/09/2045	16,759
55,000	3.625%, 09/01/2049	52,787
90,000	4.200%, 04/01/2050	94,211
65,000	Starbucks Corp.
	3.800%, 08/15/2025	66,533

		508,670

	Industrial Conglomerates - 0.22%
	NXP BV / NXP Funding LLC / NXP USA, Inc.
232,000	4.875%, 03/01/2024 (c)	238,889
60,000	3.150%, 05/01/2027 (c)	58,406
135,000	4.300%, 06/18/2029 (c)	139,551

		436,846

	Insurance - 0.83%
450,000	American International Group, Inc.
	2.500%, 06/30/2025	441,028
	Aon Corp / Aon Global Holdings Plc
25,000	2.850%, 05/28/2027	24,539
70,000	3.900%, 02/28/2052	69,243
135,000	Berkshire Hathaway Finance Corp.
	4.200%, 08/15/2048	145,367
190,000	Brighthouse Financial Global Funding
	1.750%, 01/13/2025 (c)	181,183
	Marsh & McLennan Cos, Inc.
110,000	3.875%, 03/15/2024	112,432
65,000	4.375%, 03/15/2029	68,775
90,000	4.750%, 03/15/2039	99,375
70,000	Marsh & McLennan Cos., Inc.
	4.050%, 10/15/2023	71,082
12,000	Massachusetts Mutual Life Insurance Co.
	3.729%, 10/15/2070 (c)	10,814
360,000	Metropolitan Life Global Funding I
	2.400%, 01/11/2032 (c)	330,456

Principal Amount		Value
	Insurance (continued)
105,000	Progressive Corp.
	3.200%, 03/26/2030	$104,221

		1,658,515

	Internet & Direct Marketing Retail - 0.21%
200,000	Alibaba Group Holding, Ltd.
	3.400%, 12/06/2027	196,808
	Amazon.com, Inc.
150,000	3.875%, 08/22/2037 (e)	159,179
60,000	4.950%, 12/05/2044	73,203

		429,190

	IT Services - 0.57%
	Fiserv, Inc.
135,000	3.200%, 07/01/2026	134,669
130,000	2.250%, 06/01/2027	123,183
195,000	3.500%, 07/01/2029	192,206
	Global Payments, Inc.
60,000	2.150%, 01/15/2027	56,494
30,000	3.200%, 08/15/2029	28,546
230,000	2.900%, 05/15/2030	212,631
100,000	International Business Machines Corp.
	2.720%, 02/09/2032	95,086
180,000	Kyndryl Holdings, Inc.
	3.150%, 10/15/2031 (c)	152,005
95,000	Mastercard, Inc.
	2.950%, 03/15/2051	87,142
55,000	Visa, Inc.
	4.300%, 12/14/2045	61,302

		1,143,264

	Machinery - 0.29%
130,000	Caterpillar, Inc.
	2.600%, 04/09/2030 (e)	126,968
480,000	Otis Worldwide Corp.
	2.565%, 02/15/2030	449,289

		576,257

	Media - 1.90%
	Charter Communications Operating LLC / Charter Communications Operating Capital
230,000	3.750%, 02/15/2028	227,751
125,000	2.800%, 04/01/2031	112,865
125,000	2.300%, 02/01/2032	107,062
240,000	4.400%, 04/01/2033	239,660
150,000	5.375%, 05/01/2047	154,381
55,000	5.750%, 04/01/2048	58,615
75,000	5.125%, 07/01/2049 (e)	74,680
30,000	4.800%, 03/01/2050 (e)	28,574
45,000	3.700%, 04/01/2051	37,194
70,000	3.900%, 06/01/2052	59,024
70,000	4.400%, 12/01/2061	61,150
	Comcast Corp.
35,000	3.200%, 07/15/2036	33,713
255,000	3.750%, 04/01/2040 (e)	257,476
275,000	2.937%, 11/01/2056 (c)	228,183
	Cox Communications, Inc.
101,000	3.150%, 08/15/2024 (c)	101,330
120,000	2.600%, 06/15/2031 (c)	108,637
	Discovery Communications, LLC
45,000	3.800%, 03/13/2024	45,378
28,000	3.950%, 06/15/2025	28,332

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (continued)
	Media (continued)
80,000	4.900%, 03/11/2026	$83,423
102,000	3.950%, 03/20/2028	102,260
18,000	4.125%, 05/15/2029	18,187
179,000	5.200%, 09/20/2047	186,831
103,000	5.300%, 05/15/2049 (e)	108,092
115,000	4.650%, 05/15/2050	111,902
	Magallanes, Inc.
280,000	4.279%, 03/15/2032 (c)(e)	281,718
765,000	5.141%, 03/15/2052 (c)	785,830
75,000	Paramount Global
	4.200%, 05/19/2032	75,260
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041	31,247
50,000	4.500%, 09/15/2042	46,413
15,000	ViacomCBS, Inc.
	4.950%, 01/15/2031	15,978

		3,811,146

	Metals & Mining - 0.07%
140,000	Vale Overseas, Ltd.
	3.750%, 07/08/2030	135,026

	Multi-Utilities - 0.60%
	Berkshire Hathaway Energy Co.
50,000	3.250%, 04/15/2028	50,103
65,000	6.125%, 04/01/2036	80,294
	NiSource, Inc.
379,000	3.600%, 05/01/2030	376,484
45,000	1.700%, 02/15/2031	38,085
475,000	Public Service Enterprise Group, Inc.
	1.600%, 08/15/2030	407,292
	Sempra Energy
150,000	3.400%, 02/01/2028	150,177
35,000	3.700%, 04/01/2029	35,226
75,000	4.000%, 02/01/2048 (e)	74,594

		1,212,255

	Oil, Gas & Consumable Fuels - 1.63%
50,000	Boston Gas Co.
	3.757%, 03/16/2032 (c)	49,873
95,000	ConocoPhillips Co.
	3.800%, 03/15/2052	96,844
66,000	Diamondback Energy, Inc.
	3.500%, 12/01/2029	65,437
65,000	Eastern Energy Gas Holdings LLC
	2.500%, 11/15/2024	64,442
	Energy Transfer LP
180,000	5.250%, 04/15/2029	192,406
85,000	6.250%, 04/15/2049 (e)	97,868
140,000	Energy Transfer Operating LP
	6.125%, 12/15/2045	154,977
	Enterprise Products Operating LLC
240,000	4.800%, 02/01/2049	256,900
30,000	3.300%, 02/15/2053	25,685
	Equinor ASA
95,000	3.625%, 04/06/2040	95,973
100,000	3.700%, 04/06/2050	101,564
160,000	Exxon Mobil Corp.
	4.227%, 03/19/2040	173,640
200,000	Galaxy Pipeline Assets Bidco, Ltd.
	2.940%, 09/30/2040 (c)	181,139

Principal Amount		Value
	Oil, Gas & Consumable Fuels (continued)
40,000	Hess Corp.
	7.300%, 08/15/2031	$49,111
130,000	Marathon Petroleum Corp.
	4.700%, 05/01/2025	135,387
	MPLX LP
100,000	1.750%, 03/01/2026	93,950
35,000	4.250%, 12/01/2027	36,233
90,000	5.200%, 03/01/2047	96,823
125,000	4.950%, 03/14/2052	130,827
	ONEOK, Inc.
70,000	5.850%, 01/15/2026	75,387
55,000	4.550%, 07/15/2028	56,714
95,000	3.100%, 03/15/2030	89,193
32,000	6.350%, 01/15/2031	37,080
45,000	Ovintiv, Inc.
	7.375%, 11/01/2031	55,307
45,000	Plains All American Pipeline LP / PAA Finance Corp.
	3.550%, 12/15/2029	43,554
	Sabine Pass Liquefaction LLC
40,000	5.625%, 03/01/2025	42,359
50,000	5.000%, 03/15/2027	53,026
160,000	4.500%, 05/15/2030 (e)	167,595
10,000	Southern Co. Gas Capital Corp.
	2.450%, 10/01/2023	9,971
	Sunoco Logistics Partners Operations LP
5,000	5.300%, 04/01/2044	5,166
5,000	5.350%, 05/15/2045	5,167
	Targa Resources Corp.
115,000	4.200%, 02/01/2033	116,315
15,000	4.950%, 04/15/2052	15,303
	TransCanada PipeLines, Ltd.
165,000	1.000%, 10/12/2024	157,052
70,000	4.100%, 04/15/2030	72,431
105,000	2.500%, 10/12/2031	95,381
70,000	Transcontinental Gas Pipe Line Co., LLC
	3.250%, 05/15/2030	68,471

		3,264,551

	Personal Products - 0.02%
50,000	The Estee Lauder Cos., Inc.
	2.600%, 04/15/2030 (e)	48,164

	Pharmaceuticals - 1.33%
	Astrazeneca Finance LLC
280,000	1.200%, 05/28/2026	260,329
190,000	1.750%, 05/28/2028	175,784
230,000	Bayer US Finance II LLC
	4.250%, 12/15/2025 (c)	234,431
	Bristol-Myers Squibb Co.
20,000	3.200%, 06/15/2026	20,353
230,000	1.125%, 11/13/2027	210,328
24,000	3.400%, 07/26/2029	24,484
75,000	2.950%, 03/15/2032 (e)	73,475
335,000	3.550%, 03/15/2042	332,016
70,000	2.550%, 11/13/2050	58,263
195,000	GlaxoSmithKline Capital PLC
	2.875%, 06/01/2022	195,279
	Johnson & Johnson
75,000	3.550%, 03/01/2036	77,701
55,000	3.625%, 03/03/2037	57,000

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (continued)
	Pharmaceuticals (continued)
195,000	Novartis Capital Corp.
	2.000%, 02/14/2027	$188,123
	Royalty Pharma Plc
190,000	1.750%, 09/02/2027	173,047
260,000	2.200%, 09/02/2030	227,740
210,000	2.150%, 09/02/2031	180,950
200,000	Takeda Pharmaceutical Co. Ltd.
	2.050%, 03/31/2030	180,805

		2,670,108

	Road & Rail - 0.25%
120,000	Canadian Pacific Railway Co.
	2.450%, 12/02/2031 (e)	111,444
45,000	CSX Corp.
	4.500%, 03/15/2049	49,437
30,000	Norfolk Southern Corp.
	3.400%, 11/01/2049	28,097
	Union Pacific Corp.
95,000	2.800%, 02/14/2032	91,343
220,000	4.100%, 09/15/2067	229,044

		509,365

	Semiconductors & Semiconductor Equipment - 0.92%
	Broadcom, Inc.
66,000	4.110%, 09/15/2028	67,045
95,000	4.300%, 11/15/2032	96,725
105,000	2.600%, 02/15/2033 (c)	91,548
285,000	3.419%, 04/15/2033 (c)	266,979
19,000	3.137%, 11/15/2035 (c)	16,782
300,000	3.187%, 11/15/2036 (c)	263,756
	Intel Corp.
310,000	2.450%, 11/15/2029 (e)	296,248
150,000	2.800%, 08/12/2041	133,178
70,000	3.250%, 11/15/2049	64,820
80,000	3.050%, 08/12/2051 (e)	71,592
	Marvell Technology, Inc.
30,000	2.450%, 04/15/2028	27,694
170,000	2.950%, 04/15/2031	157,447
	NVIDIA Corp.
155,000	1.550%, 06/15/2028	142,899
150,000	3.500%, 04/01/2040	150,929

		1,847,642

	Software - 1.02%
180,000	Microsoft Corp.
	2.525%, 06/01/2050	156,532
	Oracle Corp.
270,000	2.300%, 03/25/2028	247,585
145,000	2.875%, 03/25/2031 (e)	132,538
185,000	4.300%, 07/08/2034	182,892
25,000	3.900%, 05/15/2035	23,572
50,000	3.800%, 11/15/2037	45,335
257,000	3.600%, 04/01/2040	223,684
10,000	4.125%, 05/15/2045	9,003
105,000	4.000%, 07/15/2046	93,393
60,000	4.000%, 11/15/2047	53,195
287,000	3.600%, 04/01/2050	238,758
212,000	3.950%, 03/25/2051	185,914
85,000	4.100%, 03/25/2061	72,722

Principal Amount		Value
	Software (continued)
	salesforce.com, Inc.
75,000	3.250%, 04/11/2023	$75,977
325,000	1.950%, 07/15/2031	297,831

		2,038,931

	Specialty Retail - 0.20%
75,000	AutoZone, Inc.
	3.625%, 04/15/2025	75,955
	Home Depot, Inc.
235,000	3.300%, 04/15/2040	227,381
5,000	3.500%, 09/15/2056	4,903
	Lowe’s Cos, Inc.
45,000	3.350%, 04/01/2027	45,358
30,000	3.750%, 04/01/2032 (e)	30,377
25,000	3.700%, 04/15/2046	24,016

		407,990

	Technology Hardware, Storage & Peripherals - 0.36%
	Apple, Inc.
360,000	1.125%, 05/11/2025	344,411
95,000	3.450%, 02/09/2045	94,594
335,000	2.650%, 02/08/2051	289,727

		728,732

	Tobacco - 0.55%
	Altria Group, Inc.
40,000	3.400%, 02/04/2041	32,991
10,000	3.700%, 02/04/2051 (e)	8,108
	BAT Capital Corp.
55,000	3.222%, 08/15/2024	55,066
275,000	2.789%, 09/06/2024	271,855
225,000	2.259%, 03/25/2028	202,649
205,000	4.742%, 03/16/2032	206,552
	BAT International Finance Plc
120,000	1.668%, 03/25/2026	110,401
205,000	4.448%, 03/16/2028	206,221

		1,093,843

	Water Utilities - 0.10%
	American Water Capital Corp.
140,000	3.750%, 09/01/2028	142,719
45,000	4.150%, 06/01/2049	46,826

		189,545

	Wireless Telecommunication Services - 0.67%
	Rogers Communications, Inc.
100,000	3.800%, 03/15/2032 (c)	99,195
150,000	4.550%, 03/15/2052 (c)(e)	150,286
	T-Mobile USA, Inc.
235,000	3.500%, 04/15/2025	237,054
360,000	1.500%, 02/15/2026	336,693
65,000	2.050%, 02/15/2028	59,591
180,000	3.875%, 04/15/2030	180,969
255,000	3.000%, 02/15/2041	216,447
65,000	4.500%, 04/15/2050 (e)	66,111

		1,346,346

	Total Corporate Obligations (Cost $60,570,173)	57,898,467

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 2.62%
200,000	Bermuda Government International Bond
	2.375%, 08/20/2030	$184,000
	Chile Government International Bond
200,000	3.500%, 01/31/2034	197,782
605,000	3.100%, 05/07/2041	535,649
285,000	Finance Department Government of Sharjah
	3.625%, 03/10/2033	263,464
	Mexico Government International Bond
330,000	2.659%, 05/24/2031	301,188
210,000	3.500%, 02/12/2034	195,678
400,000	4.280%, 08/14/2041	374,660
516,000	4.750%, 03/08/2044	510,383
	Panama Government International Bond
410,000	4.500%, 04/16/2050	406,523
200,000	4.300%, 04/29/2053	192,978
220,000	3.870%, 07/23/2060	193,587
200,000	4.500%, 01/19/2063	192,908
705,000	Philippine Government International Bond
	3.700%, 02/02/2042	682,515
	Romanian Government International Bond
246,000	3.000%, 02/27/2027 (c)	239,835
338,000	3.000%, 02/14/2031	313,355
445,000	Saudi Government International Bond
	4.500%, 10/26/2046	469,409

	Total Foreign Government Debt Obligations (Cost $5,853,033)	5,253,914

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 30.14%
	Federal Home Loan Mortgage Corp.
3,237	Pool #D9-6291 4.500%, 09/01/2023	3,360
8,180	Pool #G1-3624 5.000%, 08/01/2024	8,362
82,000	Series K-068, 3.244%, 08/25/2027	83,991
715,803	Series K-104, 1.125%, 01/25/2030 (b)(j)	51,592
334,141	Series K-110, 1.697%, 04/25/2030 (b)(j)	36,510
1,323,348	Series K-111, 1.571%, 05/25/2030 (b)(j)	138,585
932,484	Series K-114, 1.117%, 06/25/2030 (b)(j)	70,765
299,442	Series K-122, 0.882%, 11/25/2030 (b)(j)	18,423
69,651	Series 2329, 6.500%, 06/15/2031	74,726
37,268	Series 2338, 6.500%, 07/15/2031	40,825
47,338	Pool #78-0447 2.393% (1 Year CMT Rate + 2.250%, 2.250% Floor, 9.331% Cap), 04/01/2033 (a)	48,926
71	Pool #A4-3129 5.500%, 02/01/2036	76
57,377	Series 4216, 1.700%, 10/15/2039	56,887
35,744	Series 3883, 3.000%, 05/15/2041	35,544
130,841	Series 4139, 2.500%, 11/15/2041	130,106
134,619	Pool #U9-0688 4.000%, 05/01/2042	140,451
125,934	Series 4961, 2.500%, 12/15/2042	122,446
224,010	Pool #Q4-9389 3.500%, 07/01/2047	227,572
203,961	Pool #Q5-2093 3.500%, 11/01/2047	206,842
2,037,576	Pool #SD-8123 3.000%, 01/01/2051	1,998,461
	Federal National Mortgage Association
168,959	Pool #AJ8325 3.000%, 12/01/2026	170,710
1,435	Pool #544859 2.060% (11th District Cost of Funds Index + 1.841%, 1.841% Floor, 14.715% Cap), 08/01/2029 (a)	1,439
23,846	Pool #BC4938 2.500%, 04/01/2031	23,615
57,027	Pool #786848 7.000%, 10/01/2031	61,731
1,786	Pool #727181 5.000%, 08/01/2033	1,934

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (continued)
854	Pool #730727 5.000%, 08/01/2033	$924
267	Pool #741862 5.500%, 09/01/2033	293
309	Pool #766197 5.500%, 02/01/2034	336
71	Pool #776974 5.500%, 04/01/2034	78
43,721	Pool #888504 2.167% (1 Year CMT Rate + 2.042%, 2.042% Floor, 9.302% Cap), 04/01/2034 (a)	46,411
132,062	Pool #MA1870 4.500%, 04/01/2034	138,513
2,899	Pool #775776 5.500%, 05/01/2034	3,167
1,529,937	Series 2019-M21, 1.202%, 06/25/2034 (b)(j)	159,031
83,132	Pool #802783 1.862% (12 Month LIBOR USD + 1.612%, 1.612% Floor, 10.270% Cap), 10/01/2034 (a)	83,752
2,102	Pool #781629 5.500%, 12/01/2034	2,303
1,665	Pool #822815 5.500%, 04/01/2035	1,791
2,678	Pool #357850 5.500%, 07/01/2035	2,934
1,957	Pool #820242 5.000%, 07/01/2035	2,119
404	Pool #838452 5.500%, 09/01/2035	442
2,131	Pool #865854 6.000%, 03/01/2036	2,376
3,820	Pool #891474 6.000%, 04/01/2036	4,268
3,300,000	Pool #TBA 1.500%, 04/15/2036 (h)	3,129,586
1,427	Pool #906000 6.000%, 01/01/2037	1,573
32	Pool #928062 5.500%, 02/01/2037	36
27	Pool #899119 5.500%, 04/01/2037	29
164,677	Pool #AS9772 3.500%, 06/01/2037	168,933
64	Pool #970131 5.500%, 03/01/2038	70
45	Pool #985108 5.500%, 07/01/2038	50
48	Pool #964930 5.500%, 08/01/2038	51
34	Pool #987032 5.500%, 08/01/2038	37
22	Pool #968371 5.500%, 09/01/2038	23
16	Pool #993050 5.500%, 12/01/2038	18
7,910	Pool #993579 4.000%, 05/01/2039	8,283
1,378	Pool #AA5840 4.000%, 06/01/2039	1,440
30,466	Pool #AA8715 4.000%, 06/01/2039	31,919
91,889	Pool #AD0586 4.500%, 12/01/2039	97,916
190,149	Pool #AD4062 5.000%, 05/01/2040	205,943
154,361	Pool #AD6929 5.000%, 06/01/2040	167,251
3,704	Pool #AD9896 4.000%, 08/01/2040	3,866
4,725	Pool #AB1500 4.000%, 09/01/2040	4,950
5,011	Pool #AD9856 4.000%, 09/01/2040	5,231
2,034	Pool #AE2559 4.000%, 09/01/2040	2,123
788	Pool #AE2562 4.000%, 09/01/2040	822
669	Pool #AE2566 4.000%, 09/01/2040	699
9,561	Pool #AE4124 4.000%, 10/01/2040	10,016
5,063	Pool #AE4888 4.000%, 10/01/2040	5,291
6,554	Pool #AE3916 4.000%, 11/01/2040	6,864
964	Pool #AE5147 4.000%, 11/01/2040	1,009
10,820	Pool #AE8715 4.000%, 11/01/2040	11,306
1,587	Pool #AH0006 4.000%, 12/01/2040	1,662
5,097	Pool #AH0020 4.000%, 12/01/2040	5,339
6,666	Pool #AH0599 4.000%, 12/01/2040	6,982
2,170	Pool #AH0601 4.000%, 12/01/2040	2,257
4,810	Pool #AH1263 4.000%, 01/01/2041	5,037
25,679	Pool #AL5233 4.000%, 01/01/2041	26,881
1,502	Pool #AH4659 4.000%, 02/01/2041	1,558
26,624	Pool #AH5653 4.000%, 02/01/2041	27,887
39,315	Pool #AL0934 5.000%, 02/01/2041	42,584
54,124	Pool #AD1889 4.500%, 03/01/2041	57,257
4,444	Pool #AH6150 4.000%, 03/01/2041	4,643

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (continued)
37,231	Pool #AL0215 4.500%, 04/01/2041	$39,686
30,113	Pool #AL0187 5.000%, 05/01/2041	32,613
5,686	Pool #AL0456 5.000%, 06/01/2041	6,158
21,600	Pool #AI8842 4.500%, 08/01/2041	23,018
83,732	Series 2013-43, 1.500%, 08/25/2041	81,577
18,365	Pool #AL0815 4.000%, 09/01/2041	19,243
23,994	Series 2012-21, 2.000%, 09/25/2041	23,170
7,978	Pool #AJ1562 4.000%, 10/01/2041	8,301
4,745	Pool #AJ1972 4.000%, 10/01/2041	4,972
257,453	Pool #AJ2212 4.500%, 10/01/2041	274,379
10,415	Pool #AJ4756 4.000%, 10/01/2041	10,912
8,120	Pool #AJ3330 4.000%, 11/01/2041	8,508
7,157	Pool #AJ4549 4.000%, 11/01/2041	7,499
7,337	Pool #AJ4698 4.000%, 11/01/2041	7,688
12,989	Pool #AJ5424 4.000%, 11/01/2041	13,610
4,441	Pool #AJ7840 4.000%, 11/01/2041	4,626
8,359	Pool #AB3995 4.000%, 12/01/2041	8,759
7,817	Pool #AI0848 4.000%, 12/01/2041	8,191
7,045	Pool #AJ4187 4.000%, 12/01/2041	7,382
7,466	Pool #AJ5736 4.000%, 12/01/2041	7,823
4,093	Pool #AJ5968 4.000%, 12/01/2041	4,288
8,607	Pool #AJ6061 4.000%, 12/01/2041	8,954
7,363	Pool #AJ7868 4.000%, 12/01/2041	7,715
14,425	Pool #AJ8104 4.000%, 12/01/2041	15,113
10,660	Pool #AJ8109 4.000%, 12/01/2041	11,169
5,081	Pool #AJ8171 4.000%, 12/01/2041	5,312
11,331	Pool #AJ8341 4.000%, 12/01/2041	11,873
17,283	Pool #AJ8436 4.000%, 12/01/2041	18,108
6,534	Pool #AJ8912 4.000%, 12/01/2041	6,846
6,990	Pool #AJ9248 4.000%, 12/01/2041	7,324
39,982	Series 2012-18, 2.000%, 12/25/2041	38,501
36,828	Series 2012-75, 2.500%, 12/25/2041	36,200
4,366	Pool #AJ2446 4.000%, 01/01/2042	4,547
11,371	Pool #AJ7538 4.000%, 01/01/2042	11,914
2,792	Pool #AJ8001 4.000%, 01/01/2042	2,886
9,473	Pool #AJ8369 4.000%, 01/01/2042	9,925
9,248	Pool #AJ9162 4.000%, 01/01/2042	9,690
49,649	Pool #AJ9330 4.000%, 01/01/2042	51,901
3,927	Pool #AJ9779 4.000%, 01/01/2042	4,114
8,289	Pool #AK0170 4.000%, 01/01/2042	8,685
18,310	Pool #AK0543 4.000%, 01/01/2042	19,185
8,755	Pool #AK0563 4.000%, 01/01/2042	9,174
14,694	Pool #AK1827 4.000%, 01/01/2042	15,396
124,508	Pool #AL2752 5.000%, 03/01/2042	134,206
33,421	Series 2012-52, 3.500%, 05/25/2042	33,702
142,840	Series 2012-128, 1.500%, 06/25/2042	138,038
21,610	Pool #AB5529 4.000%, 07/01/2042	22,528
75,516	Pool #AB6228 3.500%, 09/01/2042	77,103
68,484	Series 415, 3.000%, 11/01/2042	68,453
184,388	Pool #AQ9316 2.500%, 01/01/2043	178,275
59,360	Series 2015-48, 3.000%, 02/25/2043	59,521
511,354	Pool #AT2720 3.000%, 05/01/2043	510,446
304,397	Pool #AT5900 3.000%, 06/01/2043	303,747
53,423	Series 2013-77, 1.700%, 06/25/2043	52,810
196,788	Pool #AU1625 3.500%, 07/01/2043	200,591
44,982	Series 2017-26, 3.500%, 07/25/2044	45,261
4,192	Series 2018-38, 3.500%, 03/25/2045	4,201
227,733	Pool #AS5469 4.000%, 07/01/2045	237,969
311,187	Pool #AZ0832 4.000%, 07/01/2045	323,866

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (continued)
40,723	Pool #AS5597 3.500%, 08/01/2045	$41,425
29,194	Series 2016-38, 3.000%, 01/25/2046	29,315
54,739	Series 2016-11, 2.500%, 03/25/2046	53,615
171,102	Pool #AS7170 3.500%, 05/01/2046	173,633
147,726	Pool #AS7242 3.500%, 05/01/2046	149,877
278,975	Pool #BC9468 3.000%, 06/01/2046	277,743
114,101	Pool #AS7492 4.000%, 07/01/2046	118,272
187,340	Pool #AS8947 3.500%, 03/01/2047	190,465
26,544	Series 2017-34, 3.000%, 05/25/2047	26,312
25,476	Pool #MA3038 4.500%, 06/01/2047	26,721
1,596,809	Pool #CA0858 3.500%, 12/01/2047	1,609,928
40,509	Series 2018-80, 3.500%, 12/25/2047	40,305
22,266	Series 2018-77, 3.500%, 02/25/2048	22,317
71,879	Series 2018-23, 3.500%, 04/25/2048	71,586
490,566	Pool #BN5279 4.000%, 02/01/2049	501,772
76,221	Series 2019-06, 3.000%, 02/25/2049	76,087
80,916	Series 2019-07, 3.500%, 03/25/2049	80,973
100,556	Series 2019-14, 3.500%, 04/25/2049	102,325
87,542	Series 2019-45, 3.000%, 08/25/2049	86,101
5,750,000	Pool #TBA 2.500%, 09/25/2049 (h)	5,493,496
14,275,000	Pool #TBA 2.000%, 09/25/2050 (h)	13,259,431
2,390,048	Pool #MA4307 3.000%, 04/01/2051	2,343,936
5,800,000	Pool #TBA 2.500%, 05/15/2051 (h)	5,528,177
7,025,000	Pool #TBA 2.000%, 06/15/2051 (h)	6,500,854
55,144	Series 2017-35, 3.500%, 04/25/2053	55,165
50,931	Series 2017-84, 3.500%, 04/25/2053	50,707
49,843	Series 2017-49, 4.000%, 07/25/2053	50,277
81,332	Series 2017-96, 3.000%, 12/25/2054	80,886
39,633	Series 2018-19, 3.500%, 05/25/2056	39,497
61,000	Series 2018-70, 3.500%, 10/25/2056	60,992
73,856	Series 2019-07, 3.500%, 11/25/2057	75,221
89,591	Series 2019-12, 3.500%, 11/25/2057	90,497
248,899	Series 2020-1, 3.500%, 08/25/2058	249,828
	Government National Mortgage Association
7,943	Pool #614436X 5.000%, 08/15/2033	8,587
12,321	Pool #736686X 5.000%, 02/15/2039	13,525
322,384	Pool #723248X 5.000%, 10/15/2039	354,491
60,775	Series 2015-56, 1.500%, 04/16/2040	60,509
125,006	Pool #783403X 3.500%, 09/15/2041	128,624
48,389	Series 2013-37, 2.000%, 01/20/2042	48,066
1,250,000	Pool #TBA 3.000%, 04/15/2045 (h)	1,236,749
1,250,000	Pool #TBA 3.000%, 05/15/2045 (h)	1,233,722
27,526	Series 2015-151, 1.700%, 10/20/2045	27,549
28,429	Pool #MA4587M 4.000%, 07/20/2047	29,488
79,385	Pool #MA4652M 3.500%, 08/20/2047	80,617
149,190	Pool #MA4778M 3.500%, 10/20/2047	151,504
108,142	Pool #MA4779M 4.000%, 10/20/2047	111,840
127,953	Pool #MA4780M 4.500%, 10/20/2047	134,882
2,650,000	Pool #TBA 2.500%, 09/20/2049 (h)	2,567,498
2,650,000	Pool #TBA 2.500%, 04/15/2050 (h)	2,573,191
2,700,000	Pool #TBA 2.000%, 04/15/2051 (h)	2,568,769

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $61,074,896)	60,445,038

	MUNICIPAL DEBT OBLIGATIONS - 1.40%
	California, GO,
30,000	7.550%, 04/01/2039	44,534
60,000	7.300%, 10/01/2039 (e)	84,535

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (continued)
105,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond,
	Series B, 6.899%, 12/01/2040	$135,093
20,000	Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bond
	3.912%, 12/01/2040	19,982
	County of Riverside CA
345,000	2.963%, 02/15/2027	343,671
345,000	3.070%, 02/15/2028	344,582
125,000	District of Columbia, Revenue Bond
	3.432%, 04/01/2042	119,852
	Metropolitan Transportation Authority
255,000	5.175%, 11/15/2049	293,101
100,000	5.000%, 11/15/2050	109,028
60,000	New York State Thruway Authority - Series M, Revenue Bond
	2.900%, 01/01/2035	56,184
335,000	New York Transportation Development Corp., Revenue Bond
	4.248%, 09/01/2035	346,580
355,000	Philadelphia Authority for Industrial Development - Series C, Revenue Bond
	6.550%, 10/15/2028	419,567
215,000	Port Authority of New York & New Jersey - Series AAA, Revenue Bond
	1.086%, 07/01/2023	212,468
250,000	State Board of Administration Finance Corp., Revenue Bond
	1.258%, 07/01/2025	237,556
35,000	University of California Medical Center, Series H, Revenue Bond,
	6.548%, 05/15/2048 (e)	48,109

	Total Municipal Debt Obligations (Cost $2,791,159)	2,814,842

	U.S. TREASURY OBLIGATIONS - 35.43%
	U.S. Treasury Bonds - 10.24%
2,150,000	6.875%, 08/15/2025	2,457,551
269,930	0.750%, 07/15/2028 (f)	296,046
98,690	0.125%, 07/15/2030 (f)	105,205
1,525,000	3.125%, 02/15/2043	1,644,796
1,400,000	3.750%, 11/15/2043	1,659,164
1,050,000	3.625%, 02/15/2044	1,223,865
2,220,000	3.125%, 08/15/2044	2,405,925
240,000	3.000%, 11/15/2045	256,744
950,000	2.500%, 02/15/2046	932,670
2,510,000	3.000%, 02/15/2047	2,708,447
494,993	0.875%, 02/15/2047 (f)	601,700
1,050,000	2.750%, 11/15/2047	1,090,585
500,000	3.000%, 02/15/2048	545,410
68,407	1.000%, 02/15/2048 (f)	86,186
940,000	3.125%, 05/15/2048	1,050,909
2,996,000	1.250%, 05/15/2050	2,240,739
390,000	1.375%, 08/15/2050	301,039
1,020,000	1.625%, 11/15/2050	838,093
97,189	0.125%, 02/15/2051 (f)	101,451

		20,546,525

	U.S. Treasury Notes - 25.19%
3,195,000	0.125%, 08/31/2022	3,184,832
8,210,000	1.375%, 08/31/2023	8,134,474

Principal Amount		Value
	U.S. Treasury Notes (continued)
1,600,000	2.375%, 08/15/2024	$1,598,375
2,190,000	2.875%, 05/31/2025	2,215,023
7,240,000	2.875%, 07/31/2025 (i)	7,328,379
2,335,000	0.375%, 01/31/2026	2,154,813
3,490,000	0.750%, 04/30/2026	3,255,243
2,860,000	2.000%, 11/15/2026	2,801,906
2,055,000	1.125%, 08/31/2028	1,895,938
2,645,000	1.500%, 11/30/2028	2,494,566
2,390,000	1.375%, 12/31/2028	2,236,424
5,260,000	1.875%, 02/28/2029	5,082,886
708,000	1.625%, 08/15/2029	672,282
2,700,000	0.875%, 11/15/2030	2,393,613
1,635,000	1.625%, 05/15/2031	1,540,636
1,530,000	1.250%, 08/15/2031	1,391,941
2,320,000	1.375%, 11/15/2031	2,130,231

		50,511,562

	Total U.S. Treasury Obligations (Cost $75,245,383)	71,058,087

Number of Shares
	SHORT TERM INVESTMENTS - 1.95%
	Money Market Funds - 1.95%
3,916,379	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 0.28% (d)	3,916,379

	Total Short Term Investments (Cost $3,916,379)	3,916,379

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 2.98%
5,974,423	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (d)	5,974,423

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $5,974,423)	5,974,423

	Total Investments (Cost $260,841,973) - 125.32%	251,343,410
	Liabilities in Excess of Other Assets - (25.32)%	(50,782,978)

	TOTAL NET ASSETS - 100.00%	$200,560,432

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. The rate reported is the rate in effect as of March 31, 2022.
(b)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2022.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another expemption from registration. The value of these securities total $46,610,015, which represents 23.24% of total net assets.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

(d)	Seven-Day yield as of March 31, 2022
(e)	All or portion of this security is on loan.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	These securities have been deemed illiquid pursuant to the Fund’s liquidity guidelines. The value of these securities total $1,242,434, which represents 0.62% of total net assets.
(h)	Security purchased on a when-issued basis. On March 31, 2022, the total value of investments purchased on a when-issued basis was $44,091,473 or 21.98% of total net assets.
(i)	All or a portion of this security is held as collateral for certain swap, options written and futures contracts. The approximate value of the portion of this security held as collateral is $1,093,302.
(j)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2022. These securities are considered liquid pursuant to the Fund’s liquidity guidelines and the value of these securities total $1,504,007, which represents 0.75% of total net assets.
(k)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2022.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
CMT	-	Constant Maturing Treasury Rate
SOFR	-	Secured Overnight Financing Rate

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

March 31, 2022

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	USD-SOFR-COMPOUND	*	Annually	1.0000%	Annually	12/15/2026	Morgan Stanley	$4,125,000	$225,467	$(6,752)	$232,219
Receive	USD-SOFR-COMPOUND	*	Annually	1.5600%	Annually	12/15/2051	Morgan Stanley	565,000	51,205	(3,483)	54,688

									$276,672	$(10,235)	$286,907

*	Centrally cleared swap, clearing agent: LCH Group

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2022

Notional Amount		Value
	Credit Default Swaptions
	Call Options
$10,205,000	U.S. Dollar - Euro
	Buy Protection CDX.NA.IG.37
	Reference Rate: 1.000%
	Frequency: Quarterly
	Counterparty: Goldman Sachs
	Expiration: April, 2022
	Exercise Price: $75.00	$(62,685)
10,205,000	U.S. Dollar - Euro
	Buy Protection CDX.NA.IG.37
	Reference Rate: 1.000%
	Frequency: Quarterly
	Counterparty: Goldman Sachs
	Expiration: April, 2022
	Exercise Price: $65.00	(22,831)

	Put Options
10,205,000	U.S. Dollar - Euro
	Buy Protection CDX.NA.IG.37
	Reference Rate: 1.000%
	Frequency: Quarterly
	Counterparty: Goldman Sachs
	Expiration: April, 2022
	Exercise Price: $75.00	(3,123)
10,205,000	U.S. Dollar - Euro
	Buy Protection CDX.NA.IG.37
	Reference Rate: 1.000%
	Frequency: Quarterly
	Counterparty: Goldman Sachs
	Expiration: April, 2022
	Exercise Price: $65.00	(8,253)

	Total Options Written (Premiums Received $105,724)	$(96,892)

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2022

Description	Number of Contracts Purchased /(Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Note Future	(6)	(737,250)	Jun-22	$(105)
U.S. Treasury Ultra 10 Year Note Future	(53)	(7,179,844)	Jun-22	214,976
U.S. Treasury 5 Year Note Future	29	3,325,938	Jun-22	(87,096)
U.S. Treasury Long Bond Future	(31)	(4,651,938)	Jun-22	58,506
U.S. Treasury Ultra Bond Future	(21)	(3,719,625)	Jun-22	86,778

				$273,059

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.84%
	Exchange Traded Funds - 74.20%
23,279	Invesco QQQ Trust Series 1 (a)	$8,439,569
1,218,084	iShares Core MSCI Emerging Markets ETF	67,664,566
42,555	iShares Core MSCI Europe ETF	2,272,437
673,297	iShares Core S&P Small-Cap ETF (a)	72,635,280
352,003	iShares MSCI ACWI ETF	35,122,859
209,779	iShares MSCI Switzerland ETF	10,300,149
235,715	JPMorgan Beta Builders Canada ETF	16,533,050
1,707,012	Schwab U.S. Large-Cap ETF (a)	91,922,596
924,964	Schwab U.S. Large-Cap Growth ETF (a)	69,205,808
149,298	SPDR S&P 600 Small Cap Growth ETF (a)	12,515,651
170,890	Vanguard FTSE All World ex-US Small-Cap ETF (a)	21,171,562
2,558,481	Vanguard FTSE Developed Markets ETF (a)	122,883,843
258,893	Vanguard Global ex-U.S. Real Estate ETF	13,449,491
175,273	Vanguard Real Estate ETF (a)	18,994,335
783,038	Vanguard Russell 1000 Growth ETF (a)	55,877,592
111,976	Vanguard Russell 2000 Growth ETF (a)	20,827,536
488,359	Vanguard S&P 500 ETF (a)	202,752,006
8,877	Vanguard Value ETF	1,311,843

		843,880,173

	Mutual Funds - 24.64%
1,393,335	AMCAP Fund - Class F3	55,830,953
787,993	American Funds - Fundamental Investors - Class F3	56,215,415
523,583	American Funds - New Economy Fund - Class F3	27,975,057
469,740	American Funds - New Perspective Fund - Class F3	28,090,430
610,181	American Funds - SMALLCAP World Fund, Inc. - Class F3	42,139,124
1,053,291	American Funds - The Growth Fund of America - Class F3	69,938,507

		280,189,486

	Total Investment Companies (Cost $758,704,813)	1,124,069,659

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.11%
	Money Market Funds - 0.11%
1,199,837	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (b)	$1,199,837

	Total Short Term Investments (Cost $1,199,837)	1,199,837

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 22.14%
251,826,162	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (b)	251,826,162

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $251,826,162)	251,826,162

	Total Investments (Cost $1,011,730,812) - 121.09%	1,377,095,658
	Liabilities in Excess of Other Assets - (21.09)%	(239,812,623)

	TOTAL NET ASSETS - 100.00%	$1,137,283,035

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2022.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.81%
	Exchange Traded Funds - 70.31%
146,874	iShares 1-3 Year Treasury Bond ETF	$12,241,948
187,459	iShares 7-10 Year Treasury Bond ETF (a)	20,146,219
60,666	iShares 10+ Year Investment Grade Corporate Bond ETF (a)	3,726,106
276,374	iShares Broad USD High Yield Corporate Bond ETF (a)	10,739,894
343,340	iShares Core Aggressive Allocation ETF	23,669,860
370,703	iShares Core Growth Allocation ETF	20,003,134
100,653	iShares Core MSCI Emerging Markets ETF	5,591,274
64,660	iShares Core MSCI Europe ETF	3,452,844
153,300	iShares Core S&P Small-Cap ETF (a)	16,538,004
183,295	iShares Core U.S. Aggregate Bond ETF	19,630,894
146,657	iShares Edge MSCI Min Vol USA ETF	11,376,183
28,674	iShares iBoxx High Yield Corporate Bond ETF (a)	2,359,583
36,112	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	3,530,309
57,668	iShares MSCI EAFE Min Vol Factor ETF (a)	4,160,169
118,447	iShares MSCI Switzerland ETF	5,815,748
75,798	iShares TIPS Bond ETF	9,442,157
235,713	iShares U.S. Credit Bond ETF	12,973,643
44,485	JPMorgan Beta Builders Canada ETF	3,120,178
138,431	SPDR Bloomberg Barclays High Yield Bond ETF (a)	14,189,177
87,730	SPDR Bloomberg Barclays International Treasury Bond ETF (a)	2,283,612
190,999	SPDR Gold MiniShares Trust (a)(b)	7,347,732
387,874	Vanguard FTSE Developed Markets ETF (a)	18,629,588
32,219	Vanguard Global ex-U.S. Real Estate ETF	1,673,777
119,519	Vanguard High Dividend Yield ETF	13,416,008
67,437	Vanguard Intermediate-Term Corporate Bond ETF (a)	5,802,279
160,835	Vanguard Long-Term Treasury ETF	12,931,134
670,827	Vanguard Mortgage-Backed Securities ETF	33,608,433
44,548	Vanguard Real Estate ETF (a)	4,827,667
82,969	Vanguard S&P 500 ETF	34,446,240
25,716	Vanguard Short-Term Corporate Bond ETF (a)	2,008,162
18,671	Vanguard Total Bond Market ETF (a)	1,485,091
36,593	Vanguard Total International Bond ETF (a)	1,918,937
105,329	Vanguard Value ETF	15,565,520

		358,651,504

	Mutual Funds - 28.50%
366,626	American Funds - Capital Income Builder - Class F3	25,080,863
1,261,800	American Funds - High-Income Trust - Class F3	12,668,469
1,991,167	American Funds - Multi-Sector Income Fund - Class F3	19,911,671
254,963	American Funds - Mutual Fund - Class F3	13,492,623
1,570,815	American Funds - The Bond Fund of America - Class F3	19,792,267
997,293	American Funds - The Income Fund of America - Class F3	25,251,447
225,079	American Funds - Washington Mutual Investors Fund - Class F3	13,290,917
2,817,113	Vanguard High-Yield Corporate Fund - Admiral Shares	15,888,515

		145,376,772

	Total Investment Companies (Cost $450,071,401)	504,028,276

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.00%
	Money Market Funds - 1.00%
5,115,730	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (c)	$5,115,730

	Total Short Term Investments (Cost $5,115,730)	5,115,730

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.79%
95,803,808	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (c)	95,803,808

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $95,803,808)	95,803,808

	Total Investments (Cost $550,990,939) - 118.60%	604,947,814
	Liabilities in Excess of Other Assets - (18.60)%	(94,865,092)

	TOTAL NET ASSETS - 100.00%	$510,082,722

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2022.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS - 57.97%
	Biotechnology - 4.24%
18,581	Regeneron Pharmaceuticals, Inc. (a)	$12,977,342
50,394	United Therapeutics Corp. (a)	9,041,188

		22,018,530

	Building Products - 1.77%
142,571	Builders FirstSource, Inc. (a)	9,201,532

	Capital Markets - 1.39%
218,958	Jefferies Financial Group, Inc. (b)	7,192,770

	Chemicals - 1.28%
126,756	Olin Corp.	6,626,804

	Food Products - 6.27%
128,486	Archer-Daniels-Midland Co. (b)	11,597,146
41,897	Sanderson Farms, Inc. (b)	7,855,269
146,532	Tyson Foods, Inc. - Class A	13,133,663

		32,586,078

	Health Care Equipment & Supplies - 2.19%
38,740	Danaher Corp.	11,363,604

	Health Care Providers & Services - 4.53%
115,019	CVS Health Corp.	11,641,073
45,049	Laboratory Corp. of America Holdings (a)	11,877,619

		23,518,692

	Household Products - 2.37%
80,439	Procter & Gamble Co.	12,291,079

	Insurance - 6.38%
210,312	Aflac, Inc.	13,541,990
175,929	Hartford Financial Services Group, Inc.	12,633,462
268,912	Old Republic International Corp.	6,956,753

		33,132,205

	Interactive Media & Services - 4.26%
4,646	Alphabet, Inc. - Class A (a)	12,922,152
41,462	Meta Platforms, Inc. - Class A (a)	9,219,490

		22,141,642

	Life Sciences Tools & Services - 2.37%
21,824	Bio-Rad Laboratories, Inc. - Class A (a)	12,291,931

	Machinery - 1.52%
38,407	Snap-on, Inc. (b)	7,891,870

	Multiline Retail - 1.52%
37,306	Target Corp.	7,917,079

	Oil, Gas & Consumable Fuels - 4.81%
132,119	ConocoPhillips	13,211,900
113,327	Devon Energy Corp.	6,701,026
70,006	PDC Energy, Inc. (b)	5,088,036

		25,000,962

	Paper & Forest Products - 1.54%
128,514	Louisiana-Pacific Corp. (b)	7,983,290

	Pharmaceuticals - 2.50%
250,926	Pfizer, Inc.	12,990,439

	Professional Services - 2.19%
99,664	Robert Half International, Inc. (b)	11,379,636

	Road & Rail - 1.97%
202,999	Knight-Swift Transportation Holdings, Inc. (b)	10,243,330

Number of Shares		Value
	Software - 3.04%
51,169	Microsoft Corp.	$15,775,914

	Technology Hardware, Storage & Peripherals - 1.83%
54,605	Apple, Inc.	9,534,579

	Total Common Stocks (Cost $280,085,457)	301,081,966

	REAL ESTATE INVESTMENT TRUSTS - 1.37%
	Real Estate Investment Trusts - 1.37%
87,847	SL Green Realty Corp. (b)	7,131,419

	Total Real Estate Investment Trusts (Cost $6,762,239)	7,131,419

	SHORT TERM INVESTMENTS - 40.21%
	Money Market Funds - 40.21%
208,841,271	DWS Government Money Market Series - Institutional Shares Effective Yield 0.28%, (c)	208,841,271

	Total Short Term Investments (Cost $208,841,271)	208,841,271

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 10.49%
54,517,727	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (c)	54,517,727

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $54,517,727)	54,517,727

	Total Investments (Cost $550,206,694) - 110.04%	571,572,383
	Liabilities in Excess of Other Assets - (10.04)%	(52,159,436)

	TOTAL NET ASSETS - 100.00%	$519,412,947

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2022.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.86%
	Exchange Traded Funds - 49.00%
3,432	Invesco DB Agriculture Fund (a)	$75,092
495	Invesco DB Base Metals Fund (a)(b)	12,791
3,020	Invesco DB Energy Fund (a)	69,702
1,373	iShares Core MSCI Emerging Markets ETF	76,270
64,200	iShares Interest Rate Hedged Corporate Bond ETF	6,004,626
362,284	ProShares Investment Grade-Interest Rate Hedged ETF	26,167,773
238,965	Schwab Short-Term U.S. Treasury ETF (b)	11,838,326
2,976	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)(b)	272,096
342,151	Vanguard Emerging Markets Government Bond ETF	23,902,669
5,781	Vanguard FTSE Developed Markets ETF (b)	277,661
351,221	Vanguard Mortgage-Backed Securities ETF	17,596,172
1,805	Vanguard S&P 500 ETF	749,382
75,390	Vanguard Short-Term Corporate Bond ETF (b)	5,887,205
92,114	Vanguard Total Bond Market ETF (b)	7,326,748
410,645	Xtrackers USD High Yield Corporate Bond ETF (b)	15,489,529

		115,746,042

	Mutual Funds - 49.86%
1,841,043	BlackRock Low Duration Bond Portfolio - Institutional Shares	17,103,288
482,788	DoubleLine Core Fixed Income Fund - Institutional Shares	4,987,195
1,667,776	DoubleLine Flexible Income Fund - Institutional Shares (d)	15,360,215
1,777,522	DoubleLine Low Duration Bond Fund - Institutional Shares	17,188,635
394,794	DoubleLine Shiller Enhanced CAPE - Institutional Shares	6,628,587
2,475,995	DoubleLine Total Return Bond Fund - Institutional Shares	24,314,267
1,236,828	T. Rowe Price Institutional Floating Rate Fund - Investor Shares	11,910,653
3,599,001	Vanguard High-Yield Corporate Fund - Admiral Shares	20,298,365

		117,791,205

	Total Investment Companies (Cost $235,036,039)	233,537,247

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.90%
	Money Market Funds - 0.90%
2,137,702	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (c)	$2,137,702

	Total Short Term Investments (Cost $2,137,702)	2,137,702

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 13.29%
31,385,267	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (c)	31,385,267

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $31,385,267)	31,385,267

	Total Investments (Cost $268,559,008) - 113.05%	267,060,216

	Liabilities in Excess of Other Assets - (13.05)%	(30,827,821)

	TOTAL NET ASSETS - 100.00%	$236,232,395

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2022.
(d)	Certain GuidePath® Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to $3,061,868 or 1.30% of total net assets as of March 31, 2022.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.90%
	Exchange Traded Funds - 78.68%
295,721	Global X US Preferred ETF (a)	$6,949,444
83,819	iShares 0-5 Year High Yield Corporate Bond ETF (a)	3,684,683
61,005	iShares Broad USD High Yield Corporate Bond ETF (a)	2,370,654
182,599	iShares Emerging Markets Dividend ETF	5,970,987
12,802	iShares ESG MSCI EM Leaders ETF	703,982
12,833	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	1,552,023
11,186	iShares International Dividend Growth ETF (a)	729,508
129,825	iShares International Select Dividend ETF (a)	4,123,242
43,515	iShares Select Dividend ETF	5,575,577
19,144	Schwab U.S. TIPS ETF	1,162,232
81,568	Schwab US Dividend Equity ETF (a)	6,434,900
161,468	SPDR Portfolio Aggregate Bond ETF (a)	4,487,196
50,177	SPDR Portfolio Long Term Corporate Bond ETF	1,394,419
88,945	SPDR Portfolio S&P 500 High Dividend ETF	3,909,133
33,502	SPDR S&P Global Dividend ETF	2,257,767
21,817	SPDR S&P Global Infrastructure ETF (a)	1,267,131
67,602	SPDR S&P International Dividend ETF (a)	2,621,741
42,295	Vanguard Emerging Markets Government Bond ETF	2,954,729
73,029	Vanguard Global ex-U.S. Real Estate ETF	3,793,857
57,784	Vanguard High Dividend Yield ETF	6,486,254
55,966	Vanguard Long-Term Treasury ETF	4,499,666
38,664	Vanguard Mortgage-Backed Securities ETF	1,937,066
25,770	Vanguard Real Estate ETF (a)	2,792,695
1,607	Vanguard S&P 500 ETF	667,178
7,540	Vanguard Utilities ETF	1,220,047
83,497	WisdomTree U.S. LargeCap Dividend Fund (a)	5,487,423
94,215	WisdomTree U.S. SmallCap Dividend Fund (a)	3,002,632

		88,036,166

	Mutual Funds - 20.22%
25,464	BlackRock High Equity Income Fund - Institutional Shares	765,961
192,138	BlackRock Income Fund - Institutional Shares	1,827,231
263,964	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	2,589,483
214,350	Loomis Sayles Global Allocation Fund - Class Y	5,470,220
584,085	T. Rowe Price Institutional Floating Rate Fund - Investor Shares	5,624,734
1,126,172	Vanguard High-Yield Corporate Fund - Admiral Shares	6,351,613

		22,629,242

	Total Investment Companies (Cost $93,997,642)	110,665,408

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.10%
	Money Market Funds - 1.10%
1,228,610	DWS Government Money Market Series - Institutional Shares Effective Yield 0.28% (b)	$1,228,610

	Total Short Term Investments (Cost $1,228,610)	1,228,610

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 26.60%
29,757,111	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (b)	29,757,111

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $29,757,111)	29,757,111

	Total Investments (Cost $124,983,363) - 126.60%	141,651,129
	Liabilities in Excess of Other Assets - (26.60)%	(29,763,087)

	TOTAL NET ASSETS - 100.00%	$111,888,042

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2022.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 93.16%
	Exchange Traded Funds - 77.35%
143,763	BlackRock Short Maturity Bond ETF	$7,126,332
102,377	iShares Agency Bond ETF	11,496,937
141,731	JPMorgan Ultra-Short Income ETF (a)	7,124,817
262,467	Schwab Intermediate-Term U.S. Treasury ETF	13,976,368
564,026	Schwab Short-Term U.S. Treasury ETF (a)	27,941,848
370,496	Schwab U.S. TIPS ETF	22,492,812
415,993	SPDR Portfolio Aggregate Bond ETF (a)	11,560,445
480,510	SPDR Portfolio Mortgage Backed Bond ETF	11,513,020
2,036,971	SPDR Portfolio Short Term Treasury ETF (a)	60,396,190
74,802	Technology Select Sector SPDR ETF	11,888,282
134,516	Vanguard Intermediate-Term Corporate Bond ETF (a)	11,573,757
115,372	Vanguard Long-Term Treasury ETF	9,275,909
471,716	Vanguard Short-Term Treasury ETF (a)	27,953,890
291,237	Vanguard Total Bond Market ETF (a)	23,164,991
435,594	WisdomTree Bloomberg U.S. Dollar Bullish Fund (a)(b)(d)	11,530,173

		269,015,771

	Mutual Funds - 15.81%
6,339,943	BlackRock High Yield Portfolio - Institutional Shares	47,169,177
1,383,526	Vanguard High-Yield Corporate Fund - Admiral Shares	7,803,089

		54,972,266

	Total Investment Companies (Cost $334,720,318)	323,988,037

Number of Shares		Value
	SHORT TERM INVESTMENTS - 7.18%
	Money Market Funds - 7.18%
24,969,819	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (c)	$24,969,819

	Total Short Term Investments (Cost $24,969,819)	24,969,819

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 13.98%
48,615,940	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (c)	48,615,940

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $48,615,940)	48,615,940

	Total Investments (Cost $408,306,077) - 114.32%	397,573,796
	Liabilities in Excess of Other Assets - (14.32)%	(49,798,423)

	TOTAL NET ASSETS - 100.00%	$347,775,373

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2022.
(d)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 8 for further disclosures related to this affiliated security.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2022

Principal Amount		Value
	SHORT TERM INVESTMENTS - 96.24%
	Certificate of Deposits - 38.58%
$5,000,000	Bank of America NA 0.330%, 07/13/2022	$5,000,000
5,000,000	Bank of Montreal 0.200%, 06/23/2022	5,000,000
5,000,000	Bank of Nova Scotia 0.220%, 04/14/2022	5,000,000
8,000,000	CIBC 0.690%, 06/24/2022	8,000,000
6,000,000	Cooperatieve Centrale Raiffe 0.950%, 07/11/2022	6,000,000
8,000,000	DNB Bank ASA 0.430%, 05/24/2022	8,000,000
	Mitsubishi Trust & Banking Corp.
3,000,000	0.710%, 05/26/2022	3,000,046
5,000,000	0.320%, 06/06/2022	5,000,046
	Sumitomo Mitsui Banking Corp.
5,000,000	0.310%, 06/16/2022	5,000,000
3,000,000	1.100%, 07/22/2022	3,000,000
8,000,000	Mizuho Bank, Ltd. 0.260%, 05/16/2022	8,000,000
3,000,000	Oversea-Chinese Banking Corp., Ltd. 0.470%, 05/13/2022	3,000,035
7,000,000	Royal Bank of Canada 0.650%, 08/08/2022	7,000,000
7,000,000	Sumitomo Mitsui Trust Bank, Ltd. 0.250%, 05/16/2022	7,000,000
8,000,000	Svenska HandelBanken - A Shares 1.200%, 09/22/2022	8,000,192
6,000,000	Toronto Dominion Bank 0.450%, 05/18/2022	6,000,078
5,000,000	Westpac Banking Corp. 0.940%, 07/08/2022	5,000,000

		97,000,397

Number of Shares
	Money Market Funds - 5.19%
13,039,890	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.280% (a)(b)	13,039,890

Principal Amount		Value
	U.S. Treasury Bills - 52.47%
$7,000,000	0.142%, 04/05/2022 (c)	$6,999,891
8,000,000	0.069%, 04/07/2022 (b)(c)(d)	7,999,909
7,000,000	0.152%, 04/12/2022 (c)	6,999,679
5,000,000	0.122%, 04/14/2022 (c)	4,999,783
3,000,000	0.157%, 04/19/2022 (c)	2,999,768
6,000,000	0.056%, 04/28/2022 (c)	5,999,753
4,000,000	0.183%, 05/03/2022 (c)	3,999,360
15,000,000	0.117%, 05/05/2022 (b)(c)(d)	14,998,366
4,000,000	0.233%, 05/10/2022 (c)	3,999,003
5,000,000	0.304%, 05/12/2022 (c)	4,998,292
10,000,000	0.274%, 05/17/2022 (c)	9,996,550
8,000,000	0.056%, 05/19/2022 (c)	7,999,413
15,000,000	0.281%, 05/24/2022 (c)	14,993,890
4,000,000	0.086%, 05/26/2022 (c)	3,999,481
4,000,000	0.370%, 06/14/2022 (c)	3,996,752
10,000,000	0.117%, 06/16/2022 (c)	9,991,370
6,000,000	0.482%, 06/23/2022 (c)	5,993,578
6,000,000	0.477%, 06/28/2022 (c)	5,992,081
5,000,000	0.305%, 07/07/2022 (c)	4,992,336

		131,949,255

	Total Short Term Investments (cost $242,000,490)	241,989,542

	Total Investments (Cost $242,000,490) - 96.24%	241,989,542
	Other Assets in Excess of Liabilities - 3.76%	9,459,659

	TOTAL NET ASSETS - 100.00%	$251,449,201

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of March 31, 2022.
(b)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(c)	Zero coupon bond. The effective yield is listed.
(d)	All or a portion of this security is held as collateral for certain futures contracts. The approximate value of the portion of these securities held as collateral is $13,999,255.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2022

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
3 Month SOFR Futures	(171)	$(41,901,413)	Dec-22	$24,162
Amsterdam IDX Futures	(4)	(640,752)	Apr-22	(40,925)
Australian 10-Year Treasury Bond Futures	(333)	(31,582,377)	Jun-22	1,034,738
Australian 3-Year Treasury Bond Futures	(906)	(74,499,915)	Jun-22	1,126,736
Australian Dollar Futures	102	7,646,430	Jun-22	(16,994)
Brazilian Real Futures	67	1,397,285	Apr-22	16,126
Brent Crude Futures (a)	63	6,596,730	Apr-22	(200,923)
British Pound Futures	(349)	(28,641,994)	Jun-22	(143,456)
CAC40 Index Futures	4	294,596	Apr-22	(4,331)
Canadian 10-Year Bond Futures	(270)	(28,197,576)	Jun-22	465,109
Canadian Dollar Futures	1	80,090	Jun-22	185
Cocoa Futures (a)	(7)	(188,090)	Jul-22	(8,601)
Coffee ‘C’ Futures (a)	23	1,952,700	May-22	(105,516)
Copper Futures (a)	47	5,582,425	May-22	33,288
Corn Futures (a)	132	4,837,800	Jul-22	567,651
Cotton No. 2 Futures (a)	52	3,433,820	Jul-22	(31,392)
DAX® Index Futures	(3)	(1,197,494)	Jun-22	(63,353)
DJIA E-Mini CBOT Futures	3	519,270	Jun-22	(7,976)
ECX Emission Futures (a)	13	1,099,884	Dec-22	11,195
E-mini Russell 2000 Futures	(25)	(2,583,000)	Jun-22	(74,332)
E-mini S&P 500 Futures	14	3,171,525	Jun-22	49,593
E-mini S&P Mid Cap 400 Futures	1	268,920	Jun-22	(6,957)
Euribor 3 Month Futures	(494)	(137,080,287)	Jun-22	67,297
Euro Fx Futures	(261)	(36,210,488)	Jun-22	(631,914)
Euro Stoxx 50® Index Futures	(8)	(338,337)	Jun-22	(21,226)
Euro-Bobl Futures	(304)	(43,335,848)	Jun-22	1,044,496
Euro-BTP Futures	(81)	(12,393,506)	Jun-22	498,745
Euro-BTP Futures - Short	(257)	(31,549,632)	Jun-22	278,424
Euro-Bund Futures	(133)	(23,343,968)	Jun-22	889,438
Euro-Buxl® 30 Year Futures	(37)	(7,621,439)	Jun-22	279,323
Eurodollar 90 Day Futures	(975)	(238,436,250)	Sep-22	(105,977)
Euro-OAT Futures	(208)	(34,862,636)	Jun-22	1,438,591
Euro-Schatz Futures	(946)	(115,886,177)	Jun-22	538,573
FTSE 100 Index Futures	34	3,343,545	Jun-22	165,391
FTSE China A50 Index Futures	(292)	(4,014,708)	Apr-22	(118,203)
FTSE JSE Top 40 Futures	29	1,367,014	Jun-22	58,957
FTSE MIB Index Futures	(2)	(269,993)	Jun-22	(21,700)
FTSE Taiwan Index Futures	31	1,914,560	Apr-22	1,176
Gold 100 Oz. Futures (a)	69	13,482,600	Jun-22	17,153
Hang Seng Index Futures	(19)	(2,666,884)	Apr-22	(78,782)
HSCEI Index Futures	(52)	(2,496,343)	Apr-22	(95,914)
IBEX 35® Index Futures	(6)	(558,608)	Apr-22	(21,560)
ICE 3 Month Sonia Futures	(160)	(51,804,950)	Sep-22	126,950
Indian Rupee Futures	(47)	(1,238,356)	Apr-22	(14,332)
Japanese Yen Futures	(505)	(51,999,219)	Jun-22	2,404,791
Lean Hogs Futures (a)	56	2,702,000	Jun-22	70,928
Live Cattle Futures (a)	(32)	(1,755,200)	Jun-22	(46,249)
LME Aluminium Futures (a)(b)	81	7,070,288	Jun-22	801,256
LME Aluminium Futures (a)(b)	(34)	(2,967,775)	Jun-22	(135,276)
LME Copper Futures (a)(b)	(2)	(518,875)	Jun-22	(20,453)
LME Copper Futures (a)(b)	13	3,372,688	Jun-22	174,391
LME Nickel Futures (a)(b)	31	5,970,600	Jun-22	1,755,841
LME Nickel Futures (a)(b)	(14)	(2,696,400)	Jun-22	56,421
LME Zinc Futures (a)(b)	47	4,921,488	Jun-22	690,920
LME Zinc Futures (a)(b)	(17)	(1,780,113)	Jun-22	(136,548)
Long Gilt Futures	(175)	(27,869,332)	Jun-22	178,593
Low Sulphur Gas Oil Futures (a)	44	4,435,200	May-22	878
Mexican Peso Futures	289	7,185,985	Jun-22	306,182
MSCI EAFE Index Futures	(40)	(4,288,800)	Jun-22	(237,690)

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2022

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index Futures	(113)	$(6,359,075)	Jun-22	$(314,285)
MSCI Singapore Index Futures	(66)	(1,630,583)	Apr-22	(2,028)
Natural Gas Futures (a)	32	1,805,440	Apr-22	248,892
New Zealand Dollar Futures	45	3,115,800	Jun-22	(1,998)
Nikkei 225 Futures	(8)	(1,828,816)	Jun-22	(188,928)
NY Harbor ULSD Futures (a)	29	4,093,576	Apr-22	77,669
OMXS30 Futures	(62)	(1,374,862)	Apr-22	(39,660)
Palladium Futures (a)	1	225,560	Jun-22	(27,992)
Platinum Futures (a)	4	199,160	Jul-22	(11,323)
RBOB Gasoline Futures (a)	36	4,764,161	Apr-22	(94,064)
S&P/TSX 60 Index Futures	42	8,849,850	Jun-22	128,099
SGX Iron Ore 62% Futures (a)	45	718,380	May-22	(12,562)
Silver Futures (a)	13	1,633,645	May-22	(34,392)
South African Rand Futures	85	2,883,625	Jun-22	26,650
Soybean Futures (a)	80	6,392,000	Jul-22	18,186
Soybean Meal Futures (a)	83	3,813,020	Jul-22	78,721
Soybean Oil Futures (a)	84	3,459,456	Jul-22	46,715
SPI 200 Index Futures	24	3,357,928	Jun-22	76,346
Sugar No. 11 Futures (a)	85	1,855,448	Apr-22	23,620
Swiss Franc Futures	(94)	(12,773,425)	Jun-22	(130,490)
U.S. Treasury 10-Year Note Futures	(333)	(40,917,375)	Jun-22	640,150
U.S. Treasury 2-Year Note Futures	(814)	(172,504,407)	Jun-22	2,238,629
U.S. Treasury 5-Year Note Futures	(574)	(65,830,625)	Jun-22	1,266,944
U.S. Treasury Long Bond Futures	(77)	(11,554,813)	Jun-22	47,062
U.S. Treasury Ultra Bond Futures	(43)	(7,616,375)	Jun-22	28,999
U.S. Ultra 10 Year Future	(142)	(19,236,563)	Jun-22	307,282
Wheat Futures (a)	47	2,354,700	Jul-22	309,068
WTI Crude Futures (a)	60	6,016,800	Apr-22	(116,009)

				$17,372,219

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2022

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
6/15/2022	NatWest	Chinese Yuan Renminbi	104,000,000	U.S. Dollar	16,353,185	$(60,494)
6/15/2022	NatWest	Norwegian Krone	32,000,000	U.S. Dollar	3,693,008	(59,965)
6/15/2022	NatWest	Polish Zloty	2,000,000	U.S. Dollar	477,765	(5,430)
6/15/2022	NatWest	Swedish Krona	58,000,000	U.S. Dollar	6,101,092	79,930
6/15/2022	NatWest	U.S. Dollar	331,944	New Turkish Lira	5,400,000	(15,007)
6/15/2022	NatWest	U.S. Dollar	5,343,363	Norwegian Krone	48,000,000	(106,202)
6/15/2022	NatWest	U.S. Dollar	7,239,084	Polish Zloty	33,000,000	(554,453)
6/15/2022	NatWest	U.S. Dollar	2,471,686	Singapore Dollar	3,375,000	(18,463)
6/15/2022	NatWest	U.S. Dollar	1,282,112	Singapore Dollar	1,750,000	(9,076)
6/15/2022	NatWest	U.S. Dollar	3,843,386	Singapore Dollar	5,250,000	(30,179)
6/15/2022	NatWest	U.S. Dollar	17,505,469	Swedish Krona	174,000,000	(1,038,119)

						$(1,817,458)

See notes to financial statements.

GuidePath® Conservative Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 44.46%
	Exchange Traded Funds - 44.46%
9,559	iShares 0-5 Year TIPS Bond ETF	$1,003,121
77,678	Schwab Short-Term U.S. Treasury ETF (b)	3,848,169

	Total Investment Companies (Cost $4,888,656)	4,851,290

	SHORT TERM INVESTMENTS - 55.83%
	Money Market Funds - 35.28%
3,848,927	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (a)(b)	3,848,927

Principal Amount
	U.S. Treasury Notes - 20.55%
$750,000	1.750%, 06/15/2022	751,882
750,000	0.125%, 09/30/2022	746,679
750,000	0.125%, 11/30/2022	744,224

		2,242,785

	Total Short Term Investments (Cost $6,101,484)	6,091,712

	Total Investments (Cost $10,990,140) - 100.29%	10,943,002
	Liabilities in Excess of Other Assets - (0.29)%	(31,153)

	TOTAL NET ASSETS - 100.00%	$10,911,849

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of March 31, 2022.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath® Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.57%
	Exchange Traded Funds - 98.57%
168,196	iShares Core U.S. Aggregate Bond ETF (a)	$18,013,792
400,894	Schwab Intermediate-Term U.S. Treasury ETF (a)	21,347,605
73,722	Schwab U.S. TIPS ETF	4,475,663

	Total Investment Companies (Cost $45,129,534)	43,837,060

	SHORT TERM INVESTMENTS - 1.71%
	Money Market Funds - 1.71%
759,652	DWS Government Money Market Series - Institutional Shares Effective Yield 0.28% (b)	759,652

	Total Short Term Investments (Cost $759,652)	759,652

	Total Investments (Cost $45,889,186) - 100.28%	44,596,712
	Liabilities in Excess of Other Assets - (0.28)%	(126,321)

	TOTAL NET ASSETS - 100.00%	$44,470,391

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	Seven-day yield as of March 31, 2022.

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS - 36.03%
	Aerospace & Defense - 0.51%
788	General Dynamics Corp.	$190,050
931	Lockheed Martin Corp.	410,943

		600,993

	Air Freight & Logistics - 0.60%
3,269	United Parcel Service, Inc. - Class B	701,070

	Banks - 1.43%
4,917	Citizens Financial Group, Inc.	222,888
15,190	Huntington Bancshares, Inc. (a)	222,078
726	M&T Bank Corp. (a)	123,057
1,152	PNC Financial Services Group, Inc.	212,486
10,316	Regions Financial Corp.	229,634
7,148	Truist Financial Corp.	405,291
4,752	U.S. Bancorp (a)	252,569

		1,668,003

	Beverages - 2.15%
21,222	Coca-Cola Co.	1,315,763
7,199	PepsiCo, Inc.	1,204,969

		2,520,732

	Biotechnology - 1.90%
6,301	AbbVie, Inc.	1,021,456
3,255	Amgen, Inc.	787,124
6,883	Gilead Sciences, Inc.	409,194

		2,217,774

	Building Products - 0.27%
4,768	Johnson Controls International PLC - ADR	312,638

	Capital Markets - 1.65%
585	BlackRock, Inc.	447,039
3,732	Blackstone, Inc.	473,740
1,403	CME Group, Inc.	333,718
4,171	State Street Corp.	363,378
2,084	T. Rowe Price Group, Inc.	315,080

		1,932,955

	Chemicals - 0.34%
1,601	Air Products & Chemicals, Inc.	400,105

	Communications Equipment - 0.95%
19,977	Cisco Systems, Inc.	1,113,918

	Consumer Finance - 0.19%
6,393	Synchrony Financial	222,540

	Diversified Telecommunication Services - 1.39%
23,228	AT&T, Inc.	548,878
21,122	Verizon Communications, Inc.	1,075,954

		1,624,832

	Electric Utilities - 1.37%
2,359	American Electric Power Co., Inc.	235,357
1,108	Eversource Energy	97,715
11,079	NextEra Energy, Inc.	938,503
4,626	Xcel Energy, Inc.	333,858

		1,605,433

	Electrical Equipment - 0.89%
3,377	Eaton Corp. PLC - ADR	512,494
5,374	Emerson Electric Co.	526,920

		1,039,414

Number of Shares		Value
	Food Products - 0.89%
3,138	Archer-Daniels-Midland Co. (a)	$283,236
4,935	General Mills, Inc.	334,198
6,692	Mondelez International, Inc. - Class A	420,124

		1,037,558

	Health Care Equipment & Supplies - 0.56%
5,878	Medtronic PLC - ADR	652,164

	Health Care Providers & Services - 0.49%
5,681	CVS Health Corp.	574,974

	Hotels, Restaurants & Leisure - 0.86%
4,044	McDonald’s Corp.	1,000,000

	Household Durables - 0.15%
992	Whirlpool Corp. (a)	171,398

	Household Products - 1.85%
6,288	Colgate-Palmolive Co.	476,819
1,947	Kimberly-Clark Corp.	239,793
9,477	Procter & Gamble Co.	1,448,085

		2,164,697

	Industrial Conglomerates - 1.32%
5,120	3M Co.	762,266
4,022	Honeywell International, Inc.	782,600

		1,544,866

	Insurance - 1.70%
5,915	Aflac, Inc.	380,867
2,417	Chubb Ltd. - ADR	516,996
3,650	Hartford Financial Services Group, Inc.	262,107
5,575	Progressive Corp. (a)	635,495
1,065	Travelers Cos., Inc.	194,607

		1,990,072

	IT Services - 1.22%
2,216	Automatic Data Processing, Inc.	504,229
5,368	International Business Machines Corp. (a)	697,947
1,669	Paychex, Inc. (a)	227,768

		1,429,944

	Leisure Products - 0.07%
1,038	Hasbro, Inc.	85,033

	Machinery - 0.63%
1,543	Cummins, Inc.	316,484
1,299	Illinois Tool Works, Inc.	272,011
1,729	PACCAR, Inc.	152,273

		740,768

	Media - 0.85%
14,182	Comcast Corp. - Class A (a)	664,001
8,550	Paramount Global - Class B (a)	323,276

		987,277

	Metals & Mining - 0.26%
2,007	NUCOR Corp. (a)	298,341

	Multi-Utilities - 0.99%
3,559	Ameren Corp.	333,692
2,397	Consolidated Edison, Inc. (a)	226,948
1,892	DTE Energy Co.	250,141
2,061	Sempra Energy	346,495

		1,157,276

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels - 0.31%
4,192	Marathon Petroleum Corp.	$358,416

	Pharmaceuticals - 4.68%
12,344	Bristol-Myers Squibb Co.	901,482
3,338	Eli Lilly & Co. (a)	955,903
8,156	Johnson & Johnson	1,445,488
12,744	Merck & Co., Inc.	1,045,645
21,666	Pfizer, Inc.	1,121,649

		5,470,167

	Road & Rail - 0.48%
2,041	Union Pacific Corp.	557,622

	Semiconductors & Semiconductor Equipment - 2.42%
1,083	Analog Devices, Inc.	178,890
17,229	Intel Corp.	853,869
6,020	QUALCOMM, Inc.	919,976
4,740	Texas Instruments, Inc.	869,695

		2,822,430

	Specialty Retail - 1.55%
1,990	Advance Auto Parts, Inc.	411,850
1,037	Best Buy Co., Inc. (a)	94,263
4,362	Home Depot Inc.	1,305,678

		1,811,791

	Technology Hardware, Storage & Peripherals - 0.25%
7,889	HP, Inc.	286,371

	Tobacco - 0.86%
11,075	Altria Group, Inc.	578,669
4,485	Philip Morris International, Inc.	421,321

		999,990

	Total Common Stocks (Cost $34,766,713)	42,101,562

	INVESTMENT COMPANIES - 34.94%
	Exchange Traded Funds - 34.94%
209,954	Global X MLP ETF (a)	8,461,146
399	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (e)	36,481
287,964	Vanguard High Dividend Yield ETF (d)	32,323,959

	Total Investment Companies (Cost $40,863,920)	40,821,586

Number of Shares		Value
	SHORT TERM INVESTMENTS - 28.88%
	Money Market Funds - 21.20%
24,764,558	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.28% (b)	$24,764,558

Principal Amount
	U.S. Treasury Notes - 7.68%
3,000,000	1.750%, 06/15/2022 (c)	3,007,531
3,000,000	0.125%, 09/30/2022	2,986,715
3,000,000	0.125%, 11/30/2022 (c)	2,976,895

		8,971,141

	Total Short Term Investments (Cost $33,774,225)	33,735,699

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 9.14%
10,674,385	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.41% (b)	10,674,385

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $10,674,385)	10,674,385

	Total Investments (Cost $120,079,243) - 108.99%	127,333,232
	Liabilities in Excess of Other Assets - (8.99)%	(10,499,659)

	TOTAL NET ASSETS - 100.00%	$116,833,573

Percentages	are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2022.
(c)	All or a portion of this security is held as collateral for certain options written contracts. The approximate value of the portion on these securities held as collateral is $5,487,675.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(e)	Non-income producing security.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2022

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Futures	24	$5,436,900	Jun-22	$54,029

				$54,029

GuidePath® Growth and Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2022

Notional Amount	Number of Contracts		Value
		Put Options
		Options on Equities
$4,300,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: April 1, 2022 Exercise Price: $4,300.00	$(150)
4,180,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: April 8, 2022 Exercise Price: $4,180.00	(1,670)
4,200,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: April 8, 2022 Exercise Price: $4,200.00	(2,150)
4,300,000	10	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 14, 2022 Exercise Price: $4,300.00	(9,190)

		Total Options Written (Premiums Received $602,250)	$(13,160)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2022

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $482,729,103, $59,143,460 and $108,304,090, respectively)[1]	$779,015,381	$74,689,468	$142,815,420
Foreign currencies (cost $0, $11,456, and $0, respectively)	—	11,461	—
Cash	—	—	614
Income receivable	385,718	238,737	85,753
Receivable for dividend reclaims	—	1,487	—
Receivable for investment securities sold	—	469,441	75,670
Receivable for fund shares sold	2,024,377	150,768	356,494
Other assets	27,129	14,490	19,834

Total Assets	781,452,605	75,575,852	143,353,785

LIABILITIES:
Payable for collateral on securities loaned	87,777,113	2,979,960	35,945,458
Payable for fund shares redeemed	915,154	244,809	151,308
Payable to Investment Advisor	400,923	51,892	73,475
Payable to custodian	5,110	11,414	3,274
Accrued Trustee fees and expenses	2,303	268	352
Accrued shareholder servicing fees	48,756	9,588	6,953
Deferred tax	—	431,343	—
Other accrued expenses	158,087	66,545	67,236

Total Liabilities	89,307,446	3,795,819	36,248,056

NET ASSETS	$692,145,159	$71,780,033	$107,105,729

NET ASSETS CONSIST OF:
Capital stock	385,349,056	52,720,858	73,115,129
Total distributable earnings	306,796,103	19,059,175	33,990,600

Total Net Assets	$692,145,159	$71,780,033	$107,105,729

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	7,051	—	—
Net assets	206,440	—	—
Net asset value, offering and redemption price per share	$29.278	$—	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	24,027,839	5,288,269	5,601,297
Net assets	691,938,719	71,780,033	107,105,729
Net asset value, offering and redemption price per share	$28.797	$13.573	$19.122

[1]Includes loaned securities with a value of:	$84,139,651	$2,878,777	$34,603,451

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2022

	World ex-US Fund	Core Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $95,184,436, $260,841,973 and $1,011,730,812 respectively)[1]	$127,206,182	$251,343,410	$1,377,095,658
Foreign currencies (cost $67,182, $0, and $0, respectively)	67,187	—	—
Appreciation on swap agreements	—	286,907	—
Income receivable	500,349	1,001,221	11,300
Receivable for dividend reclaims	674,627	—	—
Receivable for investment securities sold	—	15,934,385	13,097,151
Receivable for fund shares sold	320,567	693,963	3,123,173
Other assets	15,886	16,169	72,074

Total Assets	128,784,798	269,276,055	1,393,399,356

LIABILITIES:
Options written at value (Premium received $0, $105,724 and $0, respectively)	—	96,892	—
Variation margin on futures	—	62,440	—
Payable for collateral on securities loaned	3,282,681	5,974,423	251,826,162
Payable for investment securities purchased	—	61,789,676	2,782,164
Payable for fund shares redeemed	277,805	250,573	702,098
Payable to Investment Advisor	7,805	113,285	469,103
Payable to custodian	20,461	5,091	12,271
Accrued Trustee fees and expenses	447	678	3,767
Accrued shareholder servicing fees	14,990	13,736	103,894
Swap premiums received	—	10,235	—
Due to broker for swaps for margin	—	290,750	—
Other accrued expenses	118,524	107,844	216,862

Total Liabilities	3,722,713	68,715,623	256,116,321

NET ASSETS	$125,062,085	$200,560,432	$1,137,283,035

NET ASSETS CONSIST OF:
Capital stock	90,979,199	210,977,615	753,044,138
Total distributable earnings (loss)	34,082,886	(10,417,183)	384,238,897

Total Net Assets	$125,062,085	$200,560,432	$1,137,283,035

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	2,662	—	49,839
Net assets	28,243	—	806,977
Net asset value, offering and redemption price per share	$10.611	$—	$16.192

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	12,132,127	22,261,483	70,900,735
Net assets	125,033,842	200,560,432	1,136,476,058
Net asset value, offering and redemption price per share	$10.306	$9.009	$16.029

[1]Includes loaned securities with a value of:	$3,156,276	$5,856,219	$243,230,913

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2022

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $550,990,939, $550,206,694 and $268,559,008, respectively)[1]	$604,947,814	$571,572,383	$267,060,216
Income receivable	216,967	255,487	137,443
Receivable for investment securities sold	419,036	1,000,724	268,104
Receivable for fund shares sold	1,446,105	2,600,413	578,747
Other assets	72,859	30,516	37,763

Total Assets	607,102,781	575,459,523	268,082,273

LIABILITIES:
Payable for collateral on securities loaned	95,803,808	54,517,727	31,385,267
Payable for investment securities purchased	414,077	707,576	44,976
Payable for fund shares redeemed	437,294	369,413	224,028
Payable to Investment Advisor	185,534	260,598	91,189
Payable to custodian	9,124	9,623	4,501
Accrued Trustee fees and expenses	1,688	1,693	755
Accrued shareholder servicing fees	43,816	42,050	22,434
Other accrued expenses	124,718	137,896	76,728

Total Liabilities	97,020,059	56,046,576	31,849,878

NET ASSETS	$510,082,722	$519,412,947	$236,232,395

NET ASSETS CONSIST OF:
Capital stock	459,742,240	480,666,537	240,563,600
Total distributable earnings (loss)	50,340,482	38,746,410	(4,331,205)

Total Net Assets	$510,082,722	$519,412,947	$236,232,395

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	25,895	68,682	22,770
Net assets	286,674	789,761	228,905
Net asset value, offering and redemption price per share	$11.071	$11.499	$10.053

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	46,439,997	45,493,054	23,412,632
Net assets	509,796,048	518,623,186	236,003,490
Net asset value, offering and redemption price per share	$10.978	$11.400	$10.080

[1]Includes loaned securities with a value of:	$93,495,593	$52,280,991	$30,638,451

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2022

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $124,983,363, $396,682,047 and $242,000,490, respectively)[1]	$141,651,129	$386,043,623	$241,989,542
Investments in affiliates, at value (cost $0, $11,624,030, and $0, respectively)	—	11,530,173	—
Cash held as collateral for forwards	—	—	2,030,000
Income receivable	58,133	235,987	76,035
Deposits with broker for futures	—	—	10,099,083
Receivable for investment securities sold	—	357,348	—
Receivable for fund shares sold	258,195	1,094,673	758,938
Receivable for unsettled open futures contracts	—	—	3,478,829
Appreciation on forward currency contracts	—	—	79,930
Other assets	29,645	31,033	21,239

Total Assets	141,997,102	399,292,837	258,533,596

LIABILITIES:
Depreciation on forward currency contracts	—	—	1,897,388
Variation margin on futures	—	—	3,320,947
Payable for collateral on securities loaned	29,757,111	48,615,940	—
Payable for investment securities purchased	103,552	441,873	—
Payable for fund shares redeemed	128,704	2,204,019	1,155,113
Payable for unsettled open futures contracts	—	—	292,277
Payable to Investment Advisor	56,562	120,526	271,286
Payable to custodian	4,576	4,810	1,806
Accrued Trustee fees and expenses	386	1,176	745
Accrued shareholder servicing fees	9,719	32,152	20,064
Other accrued expenses	48,450	96,968	124,769

Total Liabilities	30,109,060	51,517,464	7,084,395

NET ASSETS	$111,888,042	$347,775,373	$251,449,201

NET ASSETS CONSIST OF:
Capital stock	102,222,235	360,603,136	227,306,842
Total distributable earnings (loss)	9,665,807	(12,827,763)	24,142,359

Total Net Assets	$111,888,042	$347,775,373	$251,449,201

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	853	17,432
Net assets	—	8,598	176,686
Net asset value, offering and redemption price per share	$—	$10.080	$10.136

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	9,838,395	34,807,898	25,400,238
Net assets	111,888,042	347,766,775	251,272,515
Net asset value, offering and redemption price per share	$11.373	$9.991	$9.893

[1]Includes loaned securities with a value of:	$28,953,991	$47,584,317	$—

[2]Consolidated Statement of Assets & Liabilities (see Note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2022

	Conservative Income Fund	Income Fund	Growth & Income Fund
ASSETS:
Investments, at value (cost $10,990,140, $45,889,186, and $120,079,243 respectively)[1]	$10,943,002	$44,596,712	$127,333,232
Income receivable	4,643	106	106,144
Receivable for investment securities sold	—	—	72,599
Receivable for fund shares sold	35,223	81,561	128,216
Deposits with broker for futures	—	—	210,029
Other assets	12,528	13,009	19,780

Total Assets	10,995,396	44,691,388	127,870,000

LIABILITIES:
Options written, at value (premiums received $0, $0, and $602,250)	—	—	13,160
Payable for collateral on securities loaned	—	—	10,674,385
Payable for fund shares redeemed	60,831	165,673	213,715
Payable to Investment Advisor	1,140	24,506	75,048
Payable to custodian	227	447	3,322
Payable for audit and tax fees	15,493	15,506	20,994
Accrued Trustee fees and expenses	38	154	375
Other accrued expenses	5,818	14,711	35,428

Total Liabilities	83,547	220,997	11,036,427

NET ASSETS	$10,911,849	$44,470,391	$116,833,573

NET ASSETS CONSIST OF:
Capital stock	11,137,252	48,843,799	111,701,173
Total distributable earnings (loss)	(225,403)	(4,373,408)	5,132,400

Total Net Assets	$10,911,849	$44,470,391	$116,833,573

Shares outstanding (unlimited shares of no par value authorized)	1,116,197	4,831,837	10,599,175
Net assets	10,911,849	44,470,391	116,833,573
Net asset value, offering and redemption price per share	$9.776	$9.204	$11.023

[1]Includes loaned securities with a value of:	$—	$—	$10,297,136

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2022

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $8,429, $327,574, and $2,675, respectively)	$8,373,631	$2,488,829	$1,222,836
Interest income	2,213	177	441

Total investment income	8,375,844	2,489,006	1,223,277

EXPENSES:
Investment advisory fees	3,101,663	538,444	608,578
Administrative service fees – Service Shares	1,706,579	225,348	265,392
Shareholder servicing fees – Service Shares	688,924	91,262	106,768
Reports to shareholders	129,163	18,318	38,906
Administration fees	115,424	28,013	39,333
Legal fees	110,840	30,115	17,715
Fund accounting fees	100,834	99,597	73,349
Trustee fees and expenses	61,535	8,509	9,598
Federal and state registration fees	43,862	38,266	38,691
Custody fees	29,687	139,182	16,498
Audit and tax fees	21,990	40,945	22,993
Transfer agent fees and expenses	17,959	6,262	6,163
Compliance fees	17,881	2,407	2,769
Insurance fees	9,452	1,552	1,368
Miscellaneous expenses	2,996	5,553	2,518
Interest expenses	493	4,369	—

Total expenses	6,159,282	1,278,142	1,250,639

Less securities lending credit (See Note 6)	(55,491)	(6,997)	(38,192)

Net expenses	6,103,791	1,271,145	1,212,447

Net investment income	2,272,053	1,217,861	10,830

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $0, $194,594, and $0, respectively)	33,586,242	8,925,962	7,166,108
Net long-term capital gain distributions received	—	—	847
Foreign currencies	—	(52,172)	—

Total	33,586,242	8,873,790	7,166,955

Net change in unrealized appreciation (depreciation) on:
Investments (net change in deferred foreign capital gains tax of $0, $48,583, and $0, respectively)	35,262,507	(18,517,557)	(6,144,525)
Foreign currencies	—	5,702	—

Total	35,262,507	(18,511,855)	(6,144,525)

Net realized and unrealized gain (loss)	68,848,749	(9,638,065)	1,022,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,120,802	($8,420,204)	$1,033,260

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2022

	World ex-US Fund	Core Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $452,915, $0, and $0, respectively)	$3,301,449	$—	$16,287,681
Interest income	726	4,090,431	5,095

Total investment income	3,302,175	4,090,431	16,292,776

EXPENSES:
Investment advisory fees	709,203	785,783	2,922,725
Administrative service fees – Service Shares	352,414	485,899	2,918,307
Shareholder servicing fees – Service Shares	141,793	196,446	1,167,790
Reports to shareholders	124,624	24,880	125,305
Administration fees	108,926	40,664	164,528
Legal fees	37,128	30,135	181,953
Fund accounting fees	111,614	244,034	131,611
Trustee fees and expenses	12,971	17,211	105,690
Federal and state registration fees	38,937	41,868	43,134
Custody fees	93,580	31,318	74,233
Audit and tax fees	30,351	25,487	16,089
Transfer agent fees and expenses	6,921	7,983	27,531
Compliance fees	3,726	5,057	30,468
Insurance fees	2,189	2,856	16,929
Miscellaneous expenses	2,487	2,667	3,283
Interest expenses	312	—	—

Total expenses	1,777,176	1,942,288	7,929,576

Net expense reimbursement by Advisor (See Note 4)	(155,025)	(83,129)	—
Less securities lending credit (See Note 6)	(5,022)	(12,569)	(458,639)

Net expenses	1,617,129	1,846,590	7,470,937

Net investment income	1,685,046	2,243,841	8,821,839

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,717,341	(774,836)	24,596,142
Foreign currencies	(32,800)	—	—
Swaps	—	213,781	—
Net long-term capital gain distributions received	10	—	22,700,443
Futures contracts	—	423,193	—
Options written	—	114,376	—

Total	6,684,551	(23,486)	47,296,585

Net change in unrealized appreciation (depreciation) on:
Investments	(8,047,577)	(12,465,376)	(272,220)
Foreign currencies	8,375	—	—
Swaps	—	(93,401)	—
Futures contracts	—	(168,366)	—
Options written	—	8,831

Total	(8,039,202)	(12,718,312)	(272,220)

Net realized and unrealized gain (loss)	(1,354,651)	(12,741,798)	47,024,365

NET INCREASE (DERCREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$330,395	$(10,497,957)	$55,846,204

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2022

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$11,307,899	$5,864,383	$5,982,757
Interest income	2,359	40,019	1,167

Total investment income	11,310,258	5,904,402	5,983,924

EXPENSES:
Investment advisory fees	1,250,079	1,768,743	778,484
Administrative service fees – Service Shares	1,248,315	1,260,586	555,266
Shareholder servicing fees – Service Shares	499,493	504,403	222,121
Reports to shareholders	78,947	118,292	39,701
Administration fees	83,350	80,682	30,158
Legal fees	89,922	89,040	46,477
Fund accounting fees	60,510	61,711	30,521
Trustee fees and expenses	44,386	45,043	19,880
Federal and state registration fees	32,758	38,984	38,865
Custody fees	58,057	49,629	30,229
Audit and tax fees	16,497	16,497	15,492
Transfer agent fees and expenses	14,020	14,195	9,148
Compliance fees	12,891	13,063	5,688
Insurance fees	7,235	7,788	4,207
Miscellaneous expenses	2,752	2,772	2,428
Interest expenses	658	—	1,678

Total expenses	3,499,870	4,071,428	1,830,343

Net expense reimbursement by Advisor (See Note 4)	(812,082)	—	(312,450)
Less securities lending credit (See Note 6)	(438,872)	(143,092)	(293,943)

Net expenses	2,248,916	3,928,336	1,223,950

Net investment income	9,061,342	1,976,066	4,759,974

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,950,423	69,033,903	(141,995)
Net long-term capital gain distributions received	2,105,166	—	1,340,749

Total	9,055,589	69,033,903	1,198,754

Net change in unrealized depreciation on:
Investments	(6,618,739)	(22,265,126)	(12,428,090)

Total	(6,618,739)	(22,265,126)	(12,428,090)

Net realized and unrealized gain (loss)	2,436,850	46,768,777	(11,229,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,498,192	$48,744,843	$(6,469,362)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2022

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$4,195,232	$8,059,580	$—
Interest income	649	5,089	164,785

Total investment income	4,195,881	8,064,669	164,785

EXPENSES:
Investment advisory fees	433,225	798,403	2,272,963
Administrative service fees – Service Shares	309,436	798,382	540,307
Shareholder servicing fees – Service Shares	123,779	319,353	216,201
Reports to shareholders	10,773	34,188	64,104
Administration fees	18,631	41,540	29,088
Legal fees	25,408	54,452	44,468
Fund accounting fees	14,269	40,359	47,057
Trustee fees and expenses	11,427	27,577	19,190
Federal and state registration fees	34,982	49,605	37,234
Custody fees	28,338	29,668	12,807
Audit and tax fees	15,501	15,503	33,001
Transfer agent fees and expenses	5,220	10,591	8,259
Compliance fees	3,230	8,081	5,507
Insurance fees	2,222	4,099	4,575
Miscellaneous expenses	2,506	2,721	2,668
Interest expenses	415	—	—

Total expenses	1,039,362	2,234,522	3,337,429

Net expense reimbursement by Advisor (See Note 4)	—	(203,736)	—
Less securities lending credit (See Note 6)	(168,629)	(434,009)	(11,024)

Net expenses	870,733	1,596,777	3,326,405

Net investment income (loss)	3,325,148	6,467,892	(3,161,620)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	3,860,883	195,693	115
Investments in affiliates	—	170,451	—
Foreign currencies	—	—	191,421
Forward currency contracts	—	—	(230,970)
Futures contracts	—	—	27,556,078
Net long-term capital gain distributions received	431,404	852,868	—

Total	4,292,287	1,219,012	27,516,644

Net change in unrealized appreciation (depreciation) on:
Investments	(3,308,389)	(17,034,177)	(20,473)
Investments in affiliates	—	(93,857)	—
Foreign currencies	—	—	67,007
Forward currency contracts	—	—	(1,489,046)
Futures contracts	—	—	13,009,543

Total	(3,308,389)	(17,128,034)	11,567,031

Net realized and unrealized gain (loss)	983,898	(15,909,022)	39,083,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,309,046	$(9,441,130)	$35,922,055

[1]Consolidated Statement of Operations for the year (see Note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2022

	Conservative Income Fund	Income Fund	Growth & Income Fund
INVESTMENT INCOME:
Dividend income	$156,890	$1,265,053	$1,836,874
Interest income	2,782	293	20,256

Total investment income	159,672	1,265,346	1,857,130

EXPENSES:
Investment advisory fees	49,111	196,649	483,433
Administrative service fees	35,079	109,250	268,574
Shareholder servicing fees	7	37	159
Reports to shareholders	1,727	2,595	7,256
Administration fees	2,349	5,974	15,155
Legal fees	2,493	9,520	25,427
Fund accounting fees	2,140	4,774	14,491
Trustee fees and expenses	1,229	3,893	9,259
Federal and state registration fees	31,376	25,904	31,408
Custody fees	1,166	3,152	24,614
Audit and tax fees	15,494	15,503	21,000
Transfer agent fees and expenses	4,128	4,427	5,002
Compliance fees	365	1,114	2,773
Insurance fees	244	671	1,429
Miscellaneous expenses	1,709	1,739	1,769
Interest expenses	—	—	22,583

Total expenses	148,617	385,202	934,332

Net expense recapture (reimbursement) by Advisor (See Note 4)	(53,047)	47,805	(36,800)
Less securities lending credit (See Note 6)	(5,767)	(87,779)	(26,255)

Net expenses	89,803	345,228	871,277

Net investment income	69,869	920,118	985,853

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(92,583)	(2,138,169)	1,792,951
Net long-term capital gain distribution received	—	19,850	—
Options written	—	—	2,473,063
Futures contracts	—	—	(691,805)

Total	(92,583)	(2,118,319)	3,574,209

Net change in unrealized appreciation (depreciation) on:
Investments	(102,101)	(1,507,377)	2,294,087
Options written	—	—	361,262
Futures contracts	—	—	73,957

Total	(102,101)	(1,507,377)	2,729,306

Net realized and unrealized gain (loss)	(194,684)	(3,625,696)	6,303,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($124,815)	$(2,705,578)	$7,289,368

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income	$2,272,053	$1,343,816	$1,217,861	$300,322
Net realized gain on investment transactions	33,586,242	6,252,040	8,873,790	4,215,207
Net change in unrealized appreciation (depreciation) on investments	35,262,507	225,014,457	(18,511,855)	33,498,273

Net increase (decrease) in net assets resulting from operations	71,120,802	232,610,313	(8,420,204)	38,013,802

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	68,056	652,611	—	—
Shares issued to holders in reinvestment of dividends	11,114	11,020	—	—
Shares redeemed	(532,561)	(958,792)	—	(10,975)

Net decrease	(453,391)	(295,161)	—	(10,975)

Service Shares
Shares sold	184,811,275	222,343,981	12,108,881	24,478,393
Shares issued to holders in reinvestment of dividends	21,862,003	2,190,325	7,603,555	177,493
Shares redeemed	(166,111,709)	(179,291,584)	(28,803,390)	(29,747,171)

Net increase (decrease)	40,561,569	45,242,722	(9,090,954)	(5,091,285)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(11,114)	(11,020)	—	—
Net dividends and distributions – Service Shares	(21,862,004)	(2,190,325)	(7,604,672)	(177,627)

Total dividends and distributions	(21,873,118)	(2,201,345)	(7,604,672)	(177,627)

INCREASE (DECREASE) IN NET ASSETS	89,355,862	275,356,529	(25,115,830)	32,733,915
NET ASSETS:
Beginning of year	602,789,297	327,432,768	96,895,863	64,161,948

End of year	$692,145,159	$602,789,297	$71,780,033	$96,895,863

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	2,293	31,375	—	—
Shares issued to holders in reinvestment of dividends	356	438	—	—
Shares redeemed	(18,931)	(37,830)	—	(795)

Net decrease	(16,282)	(6,017)	—	(795)

Service Shares
Shares sold	6,340,347	10,305,637	768,538	1,858,004
Shares issued to holders in reinvestment of dividends	710,405	88,295	522,653	11,190
Shares redeemed	(5,674,316)	(8,041,962)	(1,874,588)	(2,098,346)

Net increase (decrease)	1,376,436	2,351,970	(583,397)	(229,152)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income (loss)	$10,830	$(191,611)	$1,685,046	$1,134,150
Net realized gain on investment transactions	7,166,955	8,805,646	6,684,551	284,716
Net change in unrealized appreciation (depreciation) on investments	(6,144,525)	42,697,054	(8,039,202)	44,997,953

Net increase in net assets resulting from operations	1,033,260	51,311,089	330,395	46,416,819

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	12,233	88,861
Shares issued to holders in reinvestment of dividends	—	—	741	4,893
Shares redeemed	—	—	(72,840)	(129,265)

Net decrease	—	—	(59,866)	(35,511)

Service Shares
Shares sold	40,939,693	24,856,523	23,919,033	35,293,023
Shares issued to holders in reinvestment of dividends	12,188,589	1,753,311	1,529,269	2,711,103
Shares redeemed	(27,623,574)	(36,315,873)	(37,238,743)	(54,196,819)

Net increase (decrease)	25,504,708	(9,706,039)	(11,790,441)	(16,192,693)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	(741)	(4,893)
Net dividends and distributions – Service Shares	(12,188,589)	(1,753,311)	(1,529,272)	(2,711,109)

Total dividends and distributions	(12,188,589)	(1,753,311)	(1,530,013)	(2,716,002)

INCREASE (DECREASE) IN NET ASSETS	14,349,379	39,851,739	(13,049,925)	27,472,613
NET ASSETS:
Beginning of year	92,756,350	52,904,611	138,112,010	110,639,397

End of year	$107,105,729	$92,756,350	$125,062,085	$138,112,010

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	1,069	9,817
Shares issued to holders in reinvestment of dividends	—	—	64	470
Shares redeemed	—	—	(6,671)	(12,467)

Net decrease	—	—	(5,538)	(2,180)

Service Shares
Shares sold	1,921,507	1,544,180	2,184,015	3,900,356
Shares issued to holders in reinvestment of dividends	595,117	96,505	136,945	267,896
Shares redeemed	(1,318,150)	(2,152,163)	(3,403,084)	(6,093,422)

Net increase (decrease)	1,198,474	(511,478)	(1,082,124)	(1,925,170)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Growth Allocation Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income	$2,243,841	$1,695,031	$8,821,839	$4,358,037
Net realized gain (loss) on investment transactions	(23,486)	3,274,516	47,296,585	27,765,529
Net change in unrealized appreciation (depreciation) on investments	(12,718,312)	(2,477,392)	(272,220)	362,168,372

Net increase (decrease) in net assets resulting from operations	(10,497,957)	$2,492,155	55,846,204	$394,291,938

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	366,994	1,056,916
Shares issued to holders in reinvestment of dividends	—	—	37,028	130,543
Shares redeemed	—	—	(2,541,121)	(4,797,400)

Net decrease	—	—	(2,137,099)	(3,609,941)

Service Shares
Shares sold	77,062,970	93,103,633	246,731,954	314,130,015
Shares issued to holders in reinvestment of dividends	4,697,207	5,600,988	32,026,349	18,559,997
Shares redeemed	(54,038,488)	(42,948,776)	(241,243,938)	(370,911,135)

Net increase (decrease)	27,721,689	55,755,845	37,514,365	(38,221,123)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	(37,028)	(130,543)
Net dividends and distributions – Service Shares	(4,697,233)	(5,601,028)	(32,026,349)	(18,559,997)

Total dividends and distributions	(4,697,233)	(5,601,028)	(32,063,377)	(18,690,540)

INCREASE IN NET ASSETS	12,526,499	52,646,972	59,160,093	333,770,334
NET ASSETS:
Beginning of year	188,033,933	135,386,961	1,078,122,942	744,352,608

End of year	$200,560,432	$188,033,933	$1,137,283,035	$1,078,122,942

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	21,781	78,493
Shares issued to holders in reinvestment of dividends	—	—	2,115	8,720
Shares redeemed	—	—	(157,429)	(338,046)

Net decrease	—	—	(133,533)	(250,833)

Service Shares
Shares sold	7,992,605	9,269,060	14,795,143	23,367,321
Shares issued to holders in reinvestment of dividends	488,605	556,486	1,846,218	1,249,074
Shares redeemed	(5,603,826)	(4,258,071)	(14,505,542)	(29,389,992)

Net increase (decrease)	2,877,384	5,567,475	2,135,819	(4,773,597)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income	$9,061,342	$7,420,253	$1,976,066	$377,170
Net realized gain on investment transactions	9,055,589	3,584,368	69,033,903	13,050,253
Net change in unrealized appreciation (depreciation) on investments	(6,618,739)	66,230,963	(22,265,126)	60,280,536

Net increase in net assets resulting from operations	11,498,192	77,235,584	48,744,843	73,707,959

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	142,707	617,978	128,879	524,349
Shares issued to holders in reinvestment of dividends	19,960	54,868	95,752	99,218
Shares redeemed	(1,163,521)	(1,454,247)	(744,369)	(1,116,659)

Net decrease	(1,000,854)	(781,401)	(519,738)	(493,092)

Service Shares
Shares sold	143,881,416	197,370,183	110,745,122	183,468,450
Shares issued to holders in reinvestment of dividends	17,723,039	9,053,052	49,222,037	20,155,116
Shares redeemed	(106,687,033)	(128,007,570)	(110,078,244)	(110,719,941)

Net increase	54,917,422	78,415,665	49,888,915	92,903,625

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(19,960)	(54,868)	(95,752)	(99,218)
Net dividends and distributions – Service Shares	(17,723,039)	(9,053,052)	(49,222,036)	(20,155,116)

Total dividends and distributions	(17,742,999)	(9,107,920)	(49,317,788)	(20,254,334)

INCREASE IN NET ASSETS	47,671,761	145,761,928	48,796,232	145,864,158
NET ASSETS:
Beginning of year	462,410,961	316,649,033	470,616,715	324,752,557

End of year	$510,082,722	$462,410,961	$519,412,947	$470,616,715

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	12,238	58,784	10,641	48,825
Shares issued to holders in reinvestment of dividends	1,726	5,024	8,163	9,281
Shares redeemed	(103,371)	(134,647)	(63,755)	(99,478)

Net decrease	(89,407)	(70,839)	(44,951)	(41,372)

Service Shares
Shares sold	12,598,971	18,820,175	9,337,653	17,083,441
Shares issued to holders in reinvestment of dividends	1,544,088	834,767	4,229,060	1,898,024
Shares redeemed	(9,358,518)	(12,466,811)	(9,261,795)	(10,243,030)

Net increase	4,784,541	7,188,131	4,304,918	8,738,435

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income	$4,759,974	$4,625,349	$3,325,148	$3,208,781
Net realized gain on investment transactions	1,198,754	8,408,558	4,292,287	1,484,037
Net change in unrealized appreciation (depreciation) on investments	(12,428,090)	12,769,777	(3,308,389)	25,556,751

Net increase (decrease) in net assets resulting from operations	(6,469,362)	25,803,684	4,309,046	30,249,569

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	77,360	181,359	—	—
Shares issued to holders in reinvestment of dividends	7,241	21,102	—	—
Shares redeemed	(316,904)	(919,178)	—	—

Net decrease	(232,303)	(716,717)	—	—

Service Shares
Shares sold	91,788,044	105,413,474	19,831,921	43,121,432
Shares issued to holders in reinvestment of dividends	4,472,150	5,175,637	3,347,756	3,193,649
Shares redeemed	(61,979,678)	(309,657,292)	(45,073,938)	(52,594,741)

Net increase (decrease)	34,280,516	(199,068,181)	(21,894,261)	(6,279,660)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(7,241)	(21,102)	—	—
Net dividends and distributions – Service Shares	(4,472,150)	(5,175,637)	(3,347,756)	(3,193,649)

Total dividends and distributions	(4,479,391)	(5,196,739)	(3,347,756)	(3,193,649)

INCREASE (DECREASE) IN NET ASSETS	23,099,460	(179,177,953)	(20,932,971)	20,776,260
NET ASSETS:
Beginning of year	213,132,935	392,310,888	132,821,013	112,044,753

End of year	$236,232,395	$213,132,935	$111,888,042	$132,821,013

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	7,268	17,313	—	—
Shares issued to holders in reinvestment of dividends	690	1,991	—	—
Shares redeemed	(30,333)	(87,461)	—	—

Net decrease	(22,375)	(68,157)	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	8,737,172	10,022,096	1,705,565	4,180,052
Shares issued to holders in reinvestment of dividends	424,585	486,386	285,830	312,405
Shares redeemed	(5,853,630)	(29,483,384)	(3,873,950)	(5,143,894)

Net increase (decrease)	3,308,127	(18,974,902)	(1,882,555)	(651,437)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income (loss)	$6,467,892	$4,970,421	$(3,161,620)	$(3,584,243)
Net realized gain on investment transactions	1,219,012	10,720,643	27,516,644	31,548,817
Net change in unrealized appreciation (depreciation) on investments	(17,128,034)	6,177,140	11,567,031	(5,655,578)

Net increase (decrease) in net assets resulting from operations	(9,441,130)	21,868,204	35,922,055	22,308,996

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,684	1,496	86,012	883,558
Shares issued to holders in reinvestment of dividends	239	200	25,077	28,507
Shares redeemed	(638)	(31,828)	(438,693)	(1,729,385)

Net increase (decrease)	1,285	(30,132)	(327,604)	(817,320)

Service Shares
Shares sold	188,621,759	272,070,564	71,484,905	206,736,848
Shares issued to holders in reinvestment of dividends	8,321,885	4,975,041	19,330,980	6,341,510
Shares redeemed	(111,252,166)	(112,613,106)	(63,742,265)	(243,151,657)

Net increase (decrease)	85,691,478	164,432,499	27,073,620	(30,073,299)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(239)	(200)	(25,078)	(28,507)
Net dividends and distributions – Service Shares	(8,321,884)	(4,975,041)	(19,330,980)	(6,341,510)

Total dividends and distributions	(8,322,123)	(4,975,241)	(19,356,058)	(6,370,017)

INCREASE (DECREASE) IN NET ASSETS	67,929,510	181,295,330	43,312,013	(14,951,640)
NET ASSETS:
Beginning of year	279,845,863	98,550,533	208,137,188	223,088,828

End of year	$347,775,373	$279,845,863	$251,449,201	$208,137,188

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	158	150	8,939	102,168
Shares issued to holders in reinvestment of dividends	22	19	2,894	3,139
Shares redeemed	(59)	(3,083)	(45,310)	(192,898)

Net increase (decrease)	121	(2,914)	(33,477)	(87,591)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	17,984,644	26,497,771	7,704,764	24,150,473
Shares issued to holders in reinvestment of dividends	787,857	479,935	2,283,366	714,778
Shares redeemed	(10,621,780)	(10,909,327)	(6,994,195)	(28,114,302)

Net increase (decrease)	8,150,721	16,068,379	2,993,935	(3,249,051)

[1]Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Income Fund		Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income	$69,869	$29,122	$920,118	$632,021
Net realized gain (loss) on investment transactions	(92,583)	17,869	(2,118,319)	924,822
Net change in unrealized appreciation (depreciation) on investments	(102,101)	30,391	(1,507,377)	(864,099)

Net increase (decrease) in net assets resulting from operations	(124,815)	77,382	(2,705,578)	692,744

CAPITAL SHARE TRANSACTIONS:
Shares sold	6,864,164	16,684,553	14,999,784	22,531,050
Shares issued to holders in reinvestment of dividends	76,343	33,374	918,443	628,224
Shares redeemed	(11,753,692)	(7,560,561)	(5,855,535)	(17,686,947)

Net increase (decrease)	(4,813,185)	9,157,366	10,062,692	5,472,327

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(76,343)	(33,374)	(918,444)	(628,224)

Total dividends and distributions	(76,343)	(33,374)	(918,444)	(628,224)

INCREASE (DECREASE) IN NET ASSETS	(5,014,343)	9,201,374	6,438,670	5,536,847
NET ASSETS:
Beginning of year	15,926,192	6,724,818	38,031,721	32,494,874

End of year	$10,911,849	$15,926,192	$44,470,391	$38,031,721

CHANGES IN SHARES OUTSTANDING
Shares sold	692,076	1,681,782	1,509,807	2,245,317
Shares issued to holders in reinvestment of dividends	7,690	3,365	92,304	62,466
Shares redeemed	(1,186,080)	(761,983)	(592,617)	(1,782,132)

Net increase (decrease)	(486,314)	923,164	1,009,494	525,651

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth & Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS:
Net investment income	$985,853	$797,883
Net realized gain on investment transactions	3,574,209	9,855,755
Net change in unrealized appreciation on investments	2,729,306	7,630,179

Net increase in net assets resulting from operations	7,289,368	18,283,817

CAPITAL SHARE TRANSACTIONS:
Shares sold	33,406,696	45,484,222
Shares issued to holders in reinvestment of dividends	15,108,720	795,837
Shares redeemed	(10,695,867)	(10,862,322)

Net increase	37,819,549	35,417,737

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(15,108,720)	(795,837)

Total dividends and distributions	(15,108,720)	(795,837)

INCREASE IN NET ASSETS	30,000,197	52,905,717
NET ASSETS:
Beginning of year	86,833,376	33,927,659

End of year	$116,833,573	$86,833,376

CHANGES IN SHARES OUTSTANDING
Shares sold	2,763,459	4,492,685
Shares issued to holders in reinvestment of dividends	1,297,682	75,569
Shares redeemed	(894,613)	(1,027,656)

Net increase	3,166,528	3,540,598

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$27.015	$16.348	$18.650	$17.755	$16.140
Income from investment operations:
Net investment income[1]	0.194	0.195	0.234	0.175	0.157
Net realized and unrealized gains (losses) on investments	3.110	10.688	(2.234)	1.194	2.280

Total from investment operations	3.304	10.883	(2.000)	1.369	2.437

Less distributions:
Dividends from net investment income	(0.234)	(0.216)	(0.116)	(0.191)	(0.163)
Dividends from net realized gains	(0.807)	—	(0.186)	(0.283)	(0.659)

Total distributions	(1.041)	(0.216)	(0.302)	(0.474)	(0.822)

Net asset value, end of year	$29.278	$27.015	$16.348	$18.650	$17.755

Total return	11.99%	66.66%	(11.07)%	8.09%	15.10%
Supplemental data and ratios:
Net assets, end of year	$206,440	$630,350	$479,829	$538,016	$821,049
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.55%	0.56%	0.59%	0.63%	0.65%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.54%	0.51%	0.56%	0.60%	0.60%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.55%	0.56%	0.59%	0.63%	0.65%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.54%	0.51%	0.56%	0.60%	0.60%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.64%	0.80%	1.16%	0.91%	0.91%
After expense reimbursement (recapture) and securities lending credit	0.65%	0.85%	1.19%	0.94%	0.96%
Portfolio turnover rate	25.18%	34.13%	28.54%	45.31%	55.07%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$26.584	$16.106	$18.401	$17.503	$15.930
Income from investment operations:
Net investment income[1]	0.096	0.059	0.114	0.073	0.074
Net realized and unrealized gains (losses) on investments	3.045	10.515	(2.202)	1.184	2.241

Total from investment operations	3.141	10.574	(2.088)	1.257	2.315

Less distributions:
Dividends from net investment income	(0.121)	(0.096)	(0.021)	(0.076)	(0.083)
Dividends from net realized gains	(0.807)	—	(0.186)	(0.283)	(0.659)

Total distributions	(0.928)	(0.096)	(0.207)	(0.359)	(0.742)

Net asset value, end of year	$28.797	$26.584	$16.106	$18.401	$17.503

Total return	11.59%	65.69%	(11.59)%	7.47%	14.53%
Supplemental data and ratios:
Net assets, end of year	$691,938,719	$602,158,947	$326,952,939	$332,500,169	$306,450,000
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.89%	1.15%	1.18%	1.22%	1.21%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.89%	1.10%	1.14%	1.19%	1.17%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.89%	1.15%	1.18%	1.22%	1.21%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.89%	1.10%	1.14%	1.19%	1.17%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.33%	0.21%	0.55%	0.37%	0.40%
After expense reimbursement (recapture) and securities lending credit	0.33%	0.26%	0.59%	0.40%	0.44%
Portfolio turnover rate	25.18%	34.13%	28.54%	45.31%	55.07%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.502	$10.516	$13.278	$17.063	$13.600
Income from investment operations:
Net investment income[1]	0.214	0.049	0.175	0.109	0.096
Net realized and unrealized gains (losses) on investments	(1.727)	5.968	(2.690)	(2.028)	3.485

Total from investment operations	(1.513)	6.017	(2.515)	(1.919)	3.581

Less distributions:
Dividends from net investment income	(0.258)	(0.031)	(0.247)	(1.196)	(0.118)
Dividends from net realized gains	(1.158)	—	—	(0.670)	—

Total distributions	(1.416)	(0.031)	(0.247)	(1.866)	(0.118)

Net asset value, end of year	$13.573	$16.502	$10.516	$13.278	$17.063

Total return	-9.75%	57.85%[3]	(19.40)%	(10.05)%	26.37%
Supplemental data and ratios:
Net assets, end of year	$71,780,033	$96,895,863	$64,153,851	$85,623,549	$109,589,630
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.40%	1.55%	1.79%	1.69%	1.58%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.39%	1.64%	1.65%	1.66%	1.57%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.40%	1.55%	1.79%	1.68%	1.58%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.39%	1.64%	1.65%	1.65%	1.57%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.32%	0.43%	1.20%	0.72%	0.61%
After expense reimbursement (recapture) and securities lending credit	1.33%	0.34%	1.34%	0.75%	0.62%
Portfolio turnover rate	47.80%	58.36%	42.60%	47.18%	30.97%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[3]	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$21.067	$10.765	$14.385	$14.908	$17.860
Income from investment operations:
Net investment income (loss)[1]	0.002	(0.040)	(0.007)	(0.022)	(0.022)
Net realized and unrealized gains (losses) on investments	0.447	10.720	(3.393)	0.348	2.259

Total from investment operations	0.449	10.680	(3.400)	0.326	2.237

Less distributions:
Dividends from net investment income	(0.046)	(0.024)	(0.016)	—	(0.050)
Dividends from net realized gains	(2.348)	(0.354)	(0.204)	(0.849)	(5.139)

Total distributions	(2.394)	(0.378)	(0.220)	(0.849)	(5.189)

Net asset value, end of year	$19.122	$21.067	$10.765	$14.385	$14.908

Total return	1.38%	99.76%	(24.10)%	2.99%	12.45%
Supplemental data and ratios:
Net assets, end of year	$107,105,729	$92,756,350	$52,904,611	$63,904,945	$54,471,360
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.17%	1.46%	1.50%	1.56%	1.55%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.14%	1.31%	1.39%	1.45%	1.39%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.17%	1.46%	1.50%	1.56%	1.55%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.14%	1.31%	1.39%	1.45%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	(0.03)%	(0.40)%	(0.16)%	(0.25)%	(0.29)%
After expense reimbursement (recapture) and securities lending credit	0.01%	(0.25)%	(0.05)%	(0.14)%	(0.13)%
Portfolio turnover rate	36.38%	37.81%	26.54%	39.01%	32.87%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.768	$7.537	$9.100	$9.759	$8.380
Income from investment operations:
Net investment income[1]	0.158	0.125	0.222	0.194	0.243
Net realized and unrealized gains (losses) on investments	(0.136)	3.386	(1.610)	(0.680)	1.305

Total from investment operations	0.022	3.511	(1.388)	(0.486)	1.548

Less distributions:
Dividends from net investment income	(0.179)	(0.280)	(0.175)	(0.173)	(0.169)

Total distributions	(0.179)	(0.280)	(0.175)	(0.173)	(0.169)

Net asset value, end of year	$10.611	$10.768	$7.537	$9.100	$9.759

Total return	0.08%	46.72%	(15.69)%	(4.79)%	18.49%[3]
Supplemental data and ratios:
Net assets, end of year	$28,243	$88,302	$78,232	$534,233	$822,817
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.89%	0.79%	0.77%	0.80%	0.83%[4]
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.79%	0.79%	0.79%	0.79%	0.79%[4]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.89%	0.79%	0.77%	0.80%	0.83%[4]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%	0.79%	0.79%[4]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.29%	1.30%	2.43%	2.04%	3.01%[4]
After expense reimbursement (recapture) and securities lending credit	1.39%	1.30%	2.41%	2.05%	3.05%[4]
Portfolio turnover rate	33.89%	46.15%	25.52%	59.18%	84.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[3]	During the period August 3, 2017 through September 5, 2017 there were no Instutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.445	$7.303	$8.856	$9.507	$8.260
Income from investment operations:
Net investment income[1]	0.131	0.081	0.142	0.121	0.087
Net realized and unrealized gains (losses) on investments	(0.150)	3.263	(1.538)	(0.643)	1.296

Total from investment operations	(0.019)	3.344	(1.396)	(0.522)	1.383

Less distributions:
Dividends from net investment income	(0.120)	(0.202)	(0.157)	(0.129)	(0.136)

Total distributions	(0.120)	(0.202)	(0.157)	(0.129)	(0.136)

Net asset value, end of year	$10.306	$10.445	$7.303	$8.856	$9.507

Total return	(0.27)%	45.89%	(16.16)%	(5.36)%	16.76%
Supplemental data and ratios:
Net assets, end of year	$125,033,842	$138,023,708	$110,561,165	$216,435,566	$212,049,697
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.25%	1.38%	1.36%	1.40%	1.38%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.14%	1.37%	1.35%	1.39%	1.39%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.25%	1.38%	1.36%	1.40%	1.38%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.14%	1.37%	1.35%	1.39%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.08%	0.88%	1.58%	1.32%	0.95%
After expense reimbursement (recapture) and securities lending credit	1.19%	0.89%	1.59%	1.33%	0.94%
Portfolio turnover rate	33.89%	46.15%	25.52%	59.18%	84.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.700	$9.798	$9.270	$9.131	$9.320
Income from investment operations:
Net investment income[1]	0.110	0.112	0.170	0.176	0.133
Net realized and unrealized gains (losses) on investments	(0.571)	0.141 [3]	0.490	0.144	(0.098)

Total from investment operations	(0.461)	0.253	0.660	0.320	0.035

Less distributions:
Dividends from net investment income	(0.124)	(0.184)	(0.108)	(0.181)	(0.168)
Dividends from net realized gains	(0.106)	(0.167)	(0.024)	—	(0.056)

Total distributions	(0.230)	(0.351)	(0.132)	(0.181)	(0.224)

Net asset value, end of year	$9.009	$9.700	$9.798	$9.270	$9.131

Total return	(4.88)%	2.47%	7.16%	3.57%	0.35%
Supplemental data and ratios:
Net assets, end of year	$200,560,432	$188,033,933	$135,386,961	$132,792,238	$134,255,059
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.99%	1.28%	1.29%	1.34%	1.38%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.94%	1.19%	1.19%	1.19%	1.26%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.99%	1.28%	1.29%	1.34%	1.38%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.94%	1.19%	1.19%	1.19%	1.26%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.09%	1.01%	1.67%	1.80%	1.30%
After expense reimbursement (recapture) and securities lending credit	1.14%	1.10%	1.77%	1.95%	1.42%
Portfolio turnover rate	263.72%	283.45%	278.67%	239.11%	193.12%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[3]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$15.776	$10.139	$11.553	$11.534	$11.340
Income from investment operations:
Net investment income[1]	0.168	0.140	0.199	0.227	0.236
Net realized and unrealized gains (losses) on investments	0.751	5.843	(1.407)	(0.003)[5]	1.466

Total from investment operations	0.919	5.983	(1.208)	0.224	1.702

Less distributions:
Dividends from net investment income	(0.173)	(0.147)	(0.206)	(0.193)	(0.210)
Dividends from net realized gains	(0.330)	(0.199)	—	(0.012)	(1.298)

Total distributions	(0.503)	(0.346)	(0.206)	(0.205)	(1.508)

Net asset value, end of year	$16.192	$15.776	$10.139	$11.553	$11.534

Total return	5.59%	59.19%	(10.82)%	2.22%	14.90%
Supplemental data and ratios:
Net assets, end of year	$806,977	$2,892,788	$4,402,611	$5,450,557	$6,646,937
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.33%	0.34%	0.38%	0.40%	0.40%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.29%	0.30%	0.33%	0.35%	0.35%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.33%	0.34%	0.38%	0.39%	0.40%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.29%	0.30%	0.33%	0.34%	0.35%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.96%	0.99%	1.60%	1.92%	1.91%
After expense reimbursement (recapture) and securities lending credit	1.00%	1.03%	1.65%	1.97%	1.96%
Portfolio turnover rate	17.09%	39.58%	37.80%	53.89%	70.47%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$15.636	$10.062	$11.477	$11.458	$11.290
Income from investment operations:
Net investment income[1]	0.126	0.064	0.128	0.160	0.152
Net realized and unrealized gains (losses) on investments	0.726	5.780	(1.402)	0.003[5]	1.467

Total from investment operations	0.852	5.844	(1.274)	0.163	1.619

Less distributions:
Dividends from net investment income	(0.129)	(0.072)	(0.141)	(0.132)	(0.153)
Dividends from net realized gains	(0.330)	(0.198)	—	(0.012)	(1.298)

Total distributions	(0.459)	(0.270)	(0.141)	(0.144)	(1.451)

Net asset value, end of year	$16.029	$15.636	$10.062	$11.477	$11.458

Total return	5.22%	58.23%	(11.35)%	1.61%	14.22%
Supplemental data and ratios:
Net assets, end of year	$1,136,476,058	$1,075,230,154	$739,949,997	$788,314,442	$611,928,879
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.68%	0.94%	0.97%	1.00%	1.00%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.64%	0.90%	0.93%	0.95%	0.95%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.68%	0.94%	0.97%	0.99%	0.99%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.64%	0.90%	0.93%	0.94%	0.94%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.71%	0.44%	1.03%	1.35%	1.22%
After expense reimbursement (recapture) and securities lending credit	0.75%	0.48%	1.07%	1.40%	1.27%
Portfolio turnover rate	17.09%	39.58%	37.80%	53.89%	70.47%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.164	$9.204	$9.677	$9.538	$9.100
Income from investment operations:
Net investment income[1]	0.247	0.262	0.288	0.255	0.204
Net realized and unrealized gains (losses) on investments	0.101	1.978	(0.491)	0.104	0.442

Total from investment operations	0.348	2.240	(0.203)	0.359	0.646

Less distributions:
Dividends from net investment income	(0.246)	(0.244)	(0.270)	(0.205)	(0.187)
Dividends from net realized gains	(0.195)	(0.036)	—	(0.015)	(0.021)

Total distributions	(0.441)	(0.280)	(0.270)	(0.220)	(0.208)

Net asset value, end of year	$11.071	$11.164	$9.204	$9.677	$9.538

Total return	2.95%	24.42%	(2.41)%	3.97%	7.07%
Supplemental data and ratios:
Net assets, end of year	$286,674	$1,287,200	$1,713,169	$2,268,382	$3,140,896
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.35%	0.36%	0.40%	0.42%	0.44%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.10%	0.10%	0.10%	0.10%	0.27%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.35%	0.36%	0.40%	0.42%	0.44%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.10%	0.10%	0.10%	0.10%	0.27%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.89%	2.22%	2.57%	2.35%	1.97%
After expense reimbursement (recapture) and securities lending credit	2.14%	2.48%	2.87%	2.67%	2.14%
Portfolio turnover rate	28.28%	38.17%	58.96%	69.19%	30.27%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.070	$9.137	$9.617	$9.482	$9.060
Income from investment operations:
Net investment income[1]	0.207	0.199	0.226	0.196	0.143
Net realized and unrealized gains (losses) on investments	0.098	1.959	(0.490)	0.107	0.438

Total from investment operations	0.305	2.158	(0.264)	0.303	0.581

Less distributions:
Dividends from net investment income	(0.202)	(0.189)	(0.216)	(0.153)	(0.138)
Dividends from net realized gains	(0.195)	(0.036)	—	(0.015)	(0.021)

Total distributions	(0.397)	(0.225)	(0.216)	(0.168)	(0.159)

Net asset value, end of year	$10.978	$11.070	$9.137	$9.617	$9.482

Total return	2.60%	23.67%	(2.99)%	3.35%	6.39%
Supplemental data and ratios:
Net assets, end of year	$509,796,048	$461,123,761	$314,935,864	$337,130,990	$268,079,977
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.70%	0.96%	0.99%	1.02%	1.03%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.45%	0.70%	0.70%	0.70%	0.83%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.70%	0.96%	0.99%	1.02%	1.03%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.45%	0.70%	0.70%	0.70%	0.83%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.56%	1.64%	1.98%	1.75%	1.31%
After expense reimbursement (recapture) and securities lending credit	1.81%	1.90%	2.27%	2.07%	1.51%
Portfolio turnover rate	28.28%	38.17%	58.96%	69.19%	30.27%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.487	$10.019	$10.962	$10.950	$10.250
Income from investment operations:
Net investment income[1]	0.088	0.073	0.129	0.138	0.142
Net realized and unrealized gains (losses) on investments	1.167	1.958	(0.517)	0.408	1.078

Total from investment operations	1.255	2.031	(0.388)	0.546	1.220

Less distributions:
Dividends from net investment income	(0.101)	(0.051)	(0.108)	(0.128)	(0.393)
Dividends from net realized gains	(1.142)	(0.512)	(0.447)	(0.406)	(0.127)

Total distributions	(1.243)	(0.563)	(0.555)	(0.534)	(0.520)

Net asset value, end of year	$11.499	$11.487	$10.019	$10.962	$10.950

Total return	10.71%	20.69%	(4.27)%	5.59%	11.83%
Supplemental data and ratios:
Net assets, end of year	$789,761	$1,305,328	$1,553,075	$1,506,030	$1,681,043
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.46%	0.47%	0.50%	0.51%	0.52%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.43%	0.45%	0.46%	0.43%	0.45%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.46%	0.47%	0.50%	0.51%	0.52%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.43%	0.45%	0.46%	0.43%	0.45%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.70%	0.65%	1.10%	1.15%	1.25%
After expense reimbursement (recapture) and securities lending credit	0.73%	0.67%	1.14%	1.23%	1.32%
Portfolio turnover rate	406.19%	443.30%	500.28%	336.60%	369.57%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.394	$9.960	$10.919	$10.907	$10.150
Income from investment operations:
Net investment income[1]	0.047	0.010	0.061	0.074	0.082
Net realized and unrealized gains (losses) on investments	1.154	1.941	(0.515)	0.410	1.054

Total from investment operations	1.201	1.951	(0.454)	0.484	1.136

Less distributions:
Dividends from net investment income	(0.053)	(0.005)	(0.058)	(0.066)	(0.252)
Dividends from net realized gains	(1.142)	(0.512)	(0.447)	(0.406)	(0.127)

Total distributions	(1.195)	(0.517)	(0.505)	(0.472)	(0.379)

Net asset value, end of year	$11.400	$11.394	$9.960	$10.919	$10.907

Total return	10.32%	19.96%	(4.83)%	4.96%	11.14%
Supplemental data and ratios:
Net assets, end of year	$518,623,186	$469,311,387	$323,199,482	$341,839,666	$271,460,164
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.81%	1.07%	1.10%	1.11%	1.11%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.78%	1.05%	1.06%	1.03%	1.03%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.81%	1.07%	1.10%	1.11%	1.11%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.78%	1.05%	1.06%	1.03%	1.03%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.36%	0.07%	0.50%	0.58%	0.69%
After expense reimbursement (recapture) and securities lending credit	0.39%	0.09%	0.54%	0.66%	0.77%
Portfolio turnover rate	406.19%	443.30%	500.28%	336.60%	369.57%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.554	$10.005	$10.402	$10.335	$10.290
Income from investment operations:
Net investment income[1]	0.267	0.256	0.329	0.346	0.292
Net realized and unrealized gains (losses) on investments	(0.516)	0.638[2]	(0.367)	(0.003)[2]	(0.037)

Total from investment operations	(0.249)	0.894	(0.038)	0.343	0.255

Less distributions:
Dividends from net investment income	(0.252)	(0.345)	(0.359)	(0.276)	(0.210)

Total distributions	(0.252)	(0.345)	(0.359)	(0.276)	(0.210)

Net asset value, end of year	$10.053	$10.554	$10.005	$10.402	$10.335

Total return	(2.46)%	8.92%	(0.53)%	3.43%	2.47%
Supplemental data and ratios:
Net assets, end of year	$228,905	$476,449	$1,133,623	$667,898	$1,343,813
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.47%	0.49%	0.50%	0.51%	0.53%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.20%	0.21%	0.21%	0.20%	0.37%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.47%	0.48%	0.49%	0.51%	0.53%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.20%	0.20%	0.20%	0.20%	0.37%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.26%	2.15%	2.82%	3.04%	2.64%
After expense reimbursement (recapture) and securities lending credit	2.53%	2.43%	3.11%	3.35%	2.80%
Portfolio turnover rate	27.64%	65.03%	161.00%	146.82%	154.33%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.578	$10.010	$10.402	$10.348	$10.320
Income from investment operations:
Net investment income[1]	0.227	0.195	0.266	0.283	0.231
Net realized and unrealized gains (losses) on investments	(0.515)	0.634 [5]	(0.368)	(0.001)[5]	(0.036)

Total from investment operations	(0.288)	0.829	(0.102)	0.282	0.195

Less distributions:
Dividends from net investment income	(0.210)	(0.261)	(0.290)	(0.228)	(0.167)

Total distributions	(0.210)	(0.261)	(0.290)	(0.228)	(0.167)

Net asset value, end of year	$10.080	$10.578	$10.010	$10.402	$10.348

Total return	(2.80)%	8.26%	(1.11)%	2.81%	1.88%
Supplemental data and ratios:
Net assets, end of year	$236,003,490	$212,656,486	$391,177,265	$312,866,645	267,250,294
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.82%	1.09%	1.10%	1.11%	1.12%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.55%	0.81%	0.81%	0.80%	0.96%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.82%	1.08%	1.09%	1.11%	1.12%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.55%	0.80%	0.80%	0.80%	0.96%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.87%	1.57%	2.22%	2.44%	2.04%
After expense reimbursement (recapture) and securities lending credit	2.14%	1.85%	2.51%	2.75%	2.20%
Portfolio turnover rate	27.64%	65.03%	161.00%	146.82%	154.33%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.332	$9.056	$10.660	$10.603	$10.460
Income from investment operations:
Net investment income[1]	0.313	0.270	0.344	0.358	0.287
Net realized and unrealized gains (losses) on investments	0.044	2.272	(1.632)	0.062	0.137

Total from investment operations	0.357	2.542	(1.288)	0.420	0.424

Less distributions:
Dividends from net investment income	(0.316)	(0.266)	(0.313)	(0.363)	(0.281)
Dividends from net realized gains	—	—	(0.003)	—	—

Total distributions	(0.316)	(0.266)	(0.316)	(0.363)	(0.281)

Net asset value, end of year	$11.373	$11.332	$9.056	$10.660	$10.603

Total return	3.09%	28.42%	(12.53)%	4.13%	4.05%
Supplemental data and ratios:
Net assets, end of year	$111,888,042	$132,821,013	$112,044,753	$132,260,092	$119,091,615
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.84%	1.09%	1.12%	1.15%	1.13%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.70%	0.96%	0.92%	0.82%	0.98%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.84%	1.09%	1.12%	1.15%	1.13%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.70%	0.96%	0.92%	0.82%	0.98%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.55%	2.48%	2.99%	3.08%	2.52%
After expense reimbursement (recapture) and securities lending credit	2.69%	2.61%	3.19%	3.41%	2.67%
Portfolio turnover rate	24.21%	73.27%	85.15%	44.77%	131.23%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.582	$9.368	$9.422	$9.577	$9.670
Income from investment operations:
Net investment income[1]	0.254	0.511	0.391	0.426	0.543
Net realized and unrealized gains (losses) on investments	(0.453)	0.989 [2]	(0.076)[2]	(0.183)	(0.158)[2]

Total from investment operations	(0.199)	1.500	0.315	0.243	0.385

Less distributions:
Dividends from net investment income	(0.236)	(0.286)	(0.369)	(0.398)	(0.478)
Dividends from net realized gains	(0.067)	—	—	—	—

Total distributions	(0.303)	(0.286)	(0.369)	(0.398)	(0.478)

Net asset value, end of year	$10.080	$10.582	$9.368	$9.422	$9.577

Total return	(2.02)%	16.10%	3.38%	2.58%	3.99%
Supplemental data and ratios:
Net assets, end of year	$8,598	$7,747	$34,154	$26,280	$224,505
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.30%	0.37%	0.45%	0.56%	0.52%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.15%	0.15%	0.15%	0.16%	0.27%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.30%	0.37%	0.45%	0.55%	0.52%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.15%	0.15%	0.15%	0.15%	0.27%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.24%	4.84%	3.81%	4.07%	5.27%
After expense reimbursement (recapture) and securities lending credit	2.39%	5.06%	4.11%	4.47%	5.52%
Portfolio turnover rate	195.55%	211.84%	517.05%	380.48%	232.11%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.497	$9.304	$9.366	$9.525	$9.610
Income from investment operations:
Net investment income[1]	0.213	0.250	0.331	0.361	0.340
Net realized and unrealized gains (losses) on investments	(0.445)	1.175[2]	(0.076)[2]	(0.173)	(0.018)[2]

Total from investment operations	(0.232)	1.425	0.255	0.188	0.322

Less distributions:
Dividends from net investment income	(0.207)	(0.232)	(0.317)	(0.347)	(0.407)
Dividends from net realized gains	(0.067)	—	—	—	—

Total distributions	(0.274)	(0.232)	(0.317)	(0.347)	(0.407)

Net asset value, end of year	$9.991	$10.497	$9.304	$9.366	$9.525

Total return	(2.33)%	15.38%	2.76%	2.00%	3.35%
Supplemental data and ratios:
Net assets, end of year	$347,766,775	$279,838,116	$98,516,379	$59,741,077	$55,246,464
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.70%	0.99%	1.05%	1.15%	1.12%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.50%	0.75%	0.75%	0.77%	0.93%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.70%	0.99%	1.05%	1.13%	1.12%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.50%	0.75%	0.75%	0.75%	0.93%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.83%	2.17%	3.20%	3.45%	3.30%
After expense reimbursement (recapture) and securities lending credit	2.03%	2.41%	3.50%	3.83%	3.49%
Portfolio turnover rate	195.55%	211.84%	517.05%	380.48%	232.21%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.504	$8.813	$8.067	$8.665	$8.700
Income from investment operations:
Net investment income (loss)[1]	(0.106)	(0.084)	0.063	0.081	(0.002)
Net realized and unrealized gains (losses) on investments	1.607	1.079	1.097	(0.679)	(0.033)

Total from investment operations	1.501	0.995	1.160	(0.598)	(0.035)

Less distributions:
Dividends from net investment income	(0.262)	—	(0.131)	—	—
Dividends from net realized gains	(0.607)	(0.304)	(0.283)	—	—

Total distributions	(0.869)	(0.304)	(0.414)	—	—

Net asset value, end of year	$10.136	$9.504	$8.813	$8.067	$8.665

Total return	17.34%	11.46%	14.70%	(6.90)%	(0.40)%
Supplemental data and ratios:
Net assets, end of year	$176,686	$483,785	$1,220,564	$961,919	$1,215,018
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.19%	1.21%	1.25%	1.27%	1.38%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.19%	1.29%	1.30%	1.30%	1.34%
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.19%	1.21%	1.25%	1.27%	1.34%
After expense reimbursement (recapture) and fees waived excluding interest expense	1.19%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	(1.12)%	(0.87)%	0.79%	1.03%	(0.07)%
After expense reimbursement (recapture) and fees waived	(1.12)%	(0.95)%	0.74%	1.00%	(0.03)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.268	$8.648	$7.914	$8.551	$8.640
Income from investment operations:
Net investment income (loss)[1]	(0.136)	(0.129)	0.011	0.035	(0.050)
Net realized and unrealized gains (losses) on investments	1.570	1.053	1.077	(0.672)	(0.039)

Total from investment operations	1.434	0.924	1.088	(0.637)	(0.089)

Less distributions:
Dividends from net investment income	(0.202)	—	(0.071)	—	—
Dividends from net realized gains	(0.607)	(0.304)	(0.283)	—	—

Total distributions	(0.809)	(0.304)	(0.354)	—	—

Net asset value, end of year	$9.893	$9.268	$8.648	$7.914	$8.551

Total return	16.94%	10.84%	14.03%	(7.45)%	(0.92)%
Supplemental data and ratios:
Net assets, end of year	$251,272,515	$207,653,403	$221,868,264	$156,397,141	$121,362,278
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.54%	1.80%	1.85%	1.87%	1.97%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.54%	1.81%	1.90%	1.90%	1.94%
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.54%	1.80%	1.85%	1.87%	1.93%
After expense reimbursement (recapture) and fees waived excluding interest expense	1.54%	1.81%	1.90%	1.90%	1.90%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	(1.47)%	(1.47)%	0.18%	0.47%	(0.61)%
After expense reimbursement (recapture) and fees waived	(1.47)%	(1.48)%	0.13%	0.44%	(0.58)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Income Fund
	Period Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.938	$9.899	$9.987	$10.000
Income from investment operations:
Net investment income[2]	0.049	0.029	0.177	0.153
Net realized and unrealized gains (losses) on investments	(0.159)	0.044	(0.092)	(0.020)[7]

Total from investment operations	(0.110)	0.073	0.085	0.133

Less distributions:
Dividends from net investment income	(0.052)	(0.034)	(0.173)	(0.144)
Dividends from net realized gains	—	—	—	(0.002)

Total distributions	(0.052)	(0.034)	(0.173)	(0.146)

Net asset value, end of year	$9.776	$9.938	$9.899	$9.987

Total return	(1.12)%	0.74%	0.85%	1.34%[3]
Supplemental data and ratios:
Net assets, end of year	$10,911,849	$15,926,192	$6,724,818	$973,527
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.06%	1.14%	2.23%	43.40%[5]
After expense reimbursement (recapture) and securities lending credit	0.64%	0.64%	0.64%	0.64%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	0.08%	(0.20)%	0.18%	(41.09)%[5]
After expense reimbursement (recapture) and fees waived	0.50%	0.30%	1.77%	1.67%[5]
Portfolio turnover rate	161.18%	190.65%	190.99%	388.79%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.950	$9.857	$9.892	$10.000
Income from investment operations:
Net investment income[2]	0.208	0.186	0.284	0.079
Net realized and unrealized gains (losses) on investments	(0.745)	0.090 [7]	(0.048)[7]	0.016 [7]

Total from investment operations	(0.537)	0.276	0.236	0.095

Less distributions:
Dividends from net investment income	(0.209)	(0.183)	(0.266)	(0.203)
Dividends from net realized gains	—	—	(0.005)	—

Total distributions	(0.209)	(0.183)	(0.271)	(0.203)

Net asset value, end of year	$9.204	$9.950	$9.857	$9.892

Total return	(5.53)%	2.79%	2.34%	0.99%[3]
Supplemental data and ratios:
Net assets, end of year	$44,470,391	$38,031,721	$32,494,874	$3,619,628
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.88%	0.92%	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.79%	0.80%	0.79%	0.79%[5]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.88%	0.91%	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	2.02%	1.73%	2.39%	(14.57)%[5]
After expense reimbursement (recapture) and fees waived	2.11%	1.85%	2.79%	0.87%[5]
Portfolio turnover rate	222.96%	194.13%	247.58%	801.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[8]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth & Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.683	$8.717	$9.772	$10.000
Income from investment operations:
Net investment income[2]	0.110	0.134	0.189	0.331
Net realized and unrealized gains (losses) on investments	0.888	2.959	(1.094)	(0.320)[7]

Total from investment operations	0.998	3.093	(0.905)	0.011

Less distributions:
Dividends from net investment income	(0.139)	(0.127)	(0.146)	(0.239)
Dividends from net realized gains (losses)	(1.519)	—	(0.004)	—

Total distributions	(1.658)	(0.127)	(0.150)	(0.239)

Net asset value, end of year	$11.023	$11.683	$8.717	$9.772

Total return	7.90%	35.67%	(9.45)%	0.14%[3]
Supplemental data and ratios:
Net assets, end of year	$116,833,573	$86,833,376	$33,927,659	$4,519,060
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.87%	0.95%	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.81%	0.80%	0.79%	0.79%[5]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.85%	0.94%	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	0.86%	1.13%	1.34%	(23.11)%[5]
After expense reimbursement (recapture) and fees waived	0.92%	1.28%	1.89%	3.68%[5]
Portfolio turnover rate	174.37%	108.96%	159.34%	123.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[8]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 5 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Core Fixed Income. GPS Funds II is comprised of the following 10 funds: GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Managed Futures Strategy Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. The GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund commenced operations on April 30, 2018. Each Fund offers two classes of shares: Service Shares and Institutional Shares, except GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund, which are only offered with a single share class. Certain Fund classes were without shares as of the year end; any share activity related to those classes is presented in the Statements of Changes in Net Assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund each operate as a “Fund of Funds,” investing primarily or, in the case of the GuidePath Tactical Allocation Fund, between 10% and 100% of its assets, in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

The Funds value their investments at fair value. Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves. Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the year, certain securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts, options written, and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Forward currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2022:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$647,564,163	$—	$140,204	$647,704,367
Investment Companies	23,046,917	—	—	23,046,917
Real Estate Investment Trusts	17,537,597	—	—	17,537,597
Short Term Investments	2,949,387	—	—	2,949,387
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	87,777,113

Total Investments in Securities	$691,098,064	$—	$140,204	$779,015,381

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock
Balance as of April 1, 2021	$—
Purchases	202,224
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(62,020)
Transfers into/(out of) Level 3	—

Balance as of March 31, 2022	$140,204

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2022.	$(62,020)

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,484,247	$4,232,352	$—	$5,716,599
Consumer Discretionary	2,436,771	4,968,909	—	7,405,680
Consumer Staples	1,539,511	3,698,466	0	5,237,977
Energy	406,146	2,981,086	0	3,387,232
Financials	758,820	10,748,676	0	11,507,496
Health Care	482,178	2,089,806	—	2,571,984
Industrials	263,235	3,830,597	—	4,093,832
Information Technology	81,937	15,699,361	0	15,781,298
Materials	2,011,757	5,541,113	0	7,552,870
Real Estate	3,616	904,988	—	908,604
Utilities	121,145	1,180,729	—	1,301,874

Total Common Stocks	9,589,363	55,876,083	—	65,465,446
Investment Companies	4,120,567	—	—	4,120,567
Preferred Stocks
Consumer Staples	—	180,957	—	180,957
Energy	407,399	—	—	407,399
Financials	451,481	—	—	451,481
Information Technology	—	278,612	—	278,612
Materials	299,377	—	—	299,377
Utilities	202,300	—	—	202,300

Total Preferred Stocks	1,360,557	459,569	—	1,820,126
Short Term Investments	303,369	—	—	303,369
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,979,960

Total Investments in Securities	$15,373,856	$56,335,652	$—	$74,689,468

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock
Balance as of April 1, 2021	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	0

Balance as of March 31, 2022	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2022.	$(2,823,899)

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$95,388,716	$—	$23,760	$95,412,476
Investment Companies	3,589,852	—	—	3,589,852
Real Estate Investment Trusts	6,949,748	—	—	6,949,748
Rights	—	—	322	322
Short Term Investments	917,564	—	—	917,564
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	35,945,458

Total Investments in Securities	$106,845,880	$—	$24,082	$142,815,420

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2021	$3,866	$—
Purchases	31,566	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Corporate Actions	—	2,026
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(10,039)	(1,704)
Transfers into/(out of) Level 3	(1,633)	—

Balance as of March 31, 2022	$23,760	$322

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2022.	$(10,039)	$(1,704)

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$276,761	$4,374,931	$—	$4,651,692
Consumer Discretionary	656,510	14,283,380	—	14,939,890
Consumer Staples	2,301,965	12,219,033	—	14,520,998
Energy	1,480,713	3,860,366	—	5,341,079
Financials	5,630,558	17,995,195	—	23,625,753
Health Care	443,444	15,781,289	—	16,224,733
Industrials	1,043,690	16,093,607	—	17,137,297
Information Technology	1,106,467	8,695,967	—	9,802,434
Materials	1,392,621	8,285,245	—	9,677,866
Real Estate	188,041	614,393	—	802,434
Utilities	426,201	1,941,274	—	2,367,475

Total Common Stocks	14,946,971	104,144,680	—	119,091,651
Investment Companies	2,961,289	—	—	2,961,289
Participatory Notes	—	107,117	—	107,117
Preferred Stocks	—	839,583	—	839,583
Real Estate Investment Trusts	56,993	385,500	—	442,493
Short Term Investments	481,368	—	—	481,368
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	3,282,681

Total Investments in Securities	$18,446,621	$105,476,880	$—	$127,206,182

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$11,799,657	$—	$11,799,657
Collateralized Mortgage Obligations	—	32,182,603	—	32,182,603
Corporate Obligations	—	57,898,467	—	57,898,467
Foreign Government Debt Obligations	—	5,253,914	—	5,253,914
Mortgage Backed Securities – U.S. Government Agency	—	60,445,038	—	60,445,038
Municipal Debt Obligations	—	2,814,842	—	2,814,842
U.S. Treasury Obligations	—	71,058,087	—	71,058,087

Total Fixed Income	—	241,452,608	—	241,452,608
Short Term Investments	3,916,379	—	—	3,916,379
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	5,974,423

Total Investments in Securities	$3,916,379	$241,452,608	$—	$251,343,410

Other Financial Instruments**
Futures	$273,059	$—	$—	$273,059
Options Written	—	(96,892)	—	(96,892)
Swaps	—	286,907	—	286,907

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, options written and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument, while options written are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,124,069,659	$—	$—	$1,124,069,659
Short Term Investments	1,199,837	—	—	1,199,837
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	251,826,162

Total Investments in Securities	$1,125,269,496	$—	$—	$1,377,095,658

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$504,028,276	$—	$—	$504,028,276
Short Term Investments	5,115,730	—	—	5,115,730
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	95,803,808

Total Investments in Securities	$509,144,006	$—	$—	$604,947,814

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$301,081,966	$—	$—	$301,081,966
Real Estate Investment Trusts	7,131,419	—	—	7,131,419
Short Term Investments	208,841,271	—	—	208,841,271
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	54,517,727

Total Investments in Securities	$517,054,656	$—	$—	$571,572,383

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$233,537,247	$—	$—	$233,537,247
Short Term Investments	2,137,702	—	—	2,137,702
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	31,385,267

Total Investments in Securities	$235,674,949	$—	$—	$267,060,216

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$110,665,408	$—	$—	$110,665,408
Short Term Investments	1,228,610	—	—	1,228,610
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	29,757,111

Total Investments in Securities	$111,894,018	$—	$—	$141,651,129

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$323,988,037	$—	$—	$323,988,037
Short Term Investments	24,969,819	—	—	24,969,819
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	48,615,940

Total Investments in Securities	$348,957,856	$—	$—	$397,573,796

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$13,039,890	$228,949,652	$—	$241,989,542

Total Investments in Securities	$13,039,890	$228,949,652	$—	$241,989,542

Other Financial Instruments*
Futures	$17,372,219	$—	$—	$17,372,219
Forward Currency Contracts	$—	$(1,817,458)	$—	$(1,817,458)

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures and forward currency contracts. Futures and forward currency contracts are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GuidePath® Conservative Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$4,851,290	$—	$—	$4,851,290
Short Term Investments	3,848,927	2,242,785	—	6,091,712

Total Investments in Securities	$8,700,217	$2,242,785	$—	$10,943,002

For further information regarding security characteristics, see the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

GuidePath® Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$43,837,060	$—	$—	$43,837,060
Short Term Investments	759,652	—	—	759,652

Total Investments in Securities	$44,596,712	$—	$—	$44,596,712

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Growth & Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$42,101,562	$—	$—	$42,101,562
Investment Companies	40,821,586	—	—	40,821,586
Short Term Investments	24,764,558	8,971,141	—	33,735,699
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	10,674,385

Total Investments in Securities	$107,687,706	$8,971,141	$—	$127,333,232

Other Financial Instruments**
Futures	$54,029	$—	$—	$54,029
Options Written	(13,160)	—	—	(13,160)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and options written. Futures are reflected as unrealized appreciation (depreciation) on the instrument, while options written are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath® Managed Futures Strategy Fund had 4.50% of its total assets invested in the Subsidiary as of March 31, 2022.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the year ended March 31, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended March 31, 2022, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Fund and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and taxes on capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund and Growth and Income Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. The Conservative Income Fund, Income Fund and Growth and Income Fund will generally distribute any net investment income monthly. All of the Funds will generally distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange. The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Core Fixed Income Fund

During the year, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX and CMBX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the year included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the year primarily to manage interest rate risk. The Fund used investment grade CDX, CMBX and sold (wrote) options to efficiently manage investment grade credit exposure.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on swap agreements	$286,907	Depreciation on swap agreements	$—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	360,260	Unrealized depreciation on futures contracts**	87,201

Credit Contracts – Options	Options written, at value	—	Options written, at value	96,892
Total		$647,167		$184,093

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2022

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Options	Total
Credit Contracts	$—	$(74,065)	$114,376	$40,311
Interest Rate Contracts	423,194	287,847	—	711,041

Total	$423,194	$213,782	$114,376	$751,352

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Options	Total
Credit Contracts	$—	$—	$8,831	$8,831
Interest Rate Contracts	(168,366)	(93,401)	—	(261,767)

Total	$(168,366)	$(93,401)	$8,831	$(252,936)

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended March 31, 2022, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Consolidated Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts**	$4,982,793	Unrealized depreciation on futures contracts**	$981,300

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	506,212	Unrealized depreciation on futures contracts**	1,337,850

Foreign Exchange Contracts – Forward Currency Contracts	Unrealized appreciation on forward currency contracts	79,930	Unrealized depreciation on forward currency contracts	1,897,388

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts**	2,727,284	Unrealized depreciation on futures contracts**	939,184

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	12,520,241	Unrealized depreciation on futures contracts**	105,977
Total		$20,816,460		$5,261,699

*	Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Consolidated Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Forward Currency Contracts
Commodity Contracts	$32,159,479	$—
Equity Contracts	99,616	—
Foreign Exchange Contracts	(2,637,024)	(230,970)
Interest Rate Contracts	(2,065,993)	—

Total	$27,556,078	$(230,970)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Forward Currency Contracts
Commodity Contracts	$2,937,464	$—
Equity Contracts	(1,390,372)	—
Foreign Exchange Contracts	893,996	(1,489,046)
Interest Rate Contracts	10,568,455	—

Total	$13,009,543	$(1,489,046)

GuidePath® Growth and Income Fund

During the year, the Fund used equity derivatives including S&P 500 Index futures and S&P 500 Index and exchange trade funds (“ETFs”) options, for both hedging and investment purposes, primarily risk management, and the pursuit of excess premium opportunities. The Fund used futures contracts during the year primarily to manage portfolio risk (volatility). The Fund wrote collateralized put options in an attempt to generate returns through receiving the option premiums; together with investments in fixed income instruments, it intended to lower the volatility relative to as if the Fund held the S&P 500 index.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	$54,029	Unrealized depreciation on futures contracts**	$—

Equity Contracts – Options	Options written, at value	—	Options written, at value	13,160
Total		$54,029		$13,160

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2022

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Options Written
Equity Contracts	$(691,805)	$2,473,063

Total	$(691,805)	$2,473,063

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Options Written
Equity Contracts	$73,957	$361,262

Total	$73,957	$361,262

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Volume Disclosures

The average monthly value outstanding of options written during the year ended March 31, 2022 were as follows:

	GuideMark® Core Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Options Written	$(7,872,923)	$—	$(348,999)

The average monthly notional amount outstanding of futures, forwards and swaps during the year ended March 31, 2022 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Futures	$3,344,697	$458,089,117	$15,147,079
Forwards	$—	$70,280,374	$—
Swaps	$8,300,769	$—	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Futures	$(22,562,233)	$(679,414,750)	$(152,592)
Forwards	$—	$(59,765,810)	$—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Swaps
Morgan Stanley	$286,907	$—	$286,907	$—	$—	$286,907

	$286,907	$—	$286,907	$—	$—	$286,907

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures*
Citigroup	$62,440	$—	$62,440	$(62,440)	$—	$—
Options written
Goldman Sachs	96,892	—	96,892	(96,892)	—	—

	$159,332	$—	$159,332	$(159,332)	$—	$—

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Consolidated Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward
NatWest	$79,930	$—	$79,930	$(79,930)	$—	$—
Futures*
Goldman Sachs	4,521,772	(1,042,943)	3,478,829	(3,478,829)	—	—

	$4,601,702	$(1,042,943)	$3,558,759	$(3,558,759)	$—	$—

Liabilities				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward
NatWest	$1,897,388	$—	$1,897,388	$(79,930)	$(1,817,458)	$—
Futures*
Goldman Sachs	4,656,167	(1,042,943)	3,613,224	(3,478,829)	(134,395)	—

	$6,553,555	$(1,042,943)	$5,510,612	$(3,558,759)	$(1,951,853)	$—

*	Cumulative appreciation/ depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts – variation margin and recievable/payable for unsettled open futures contracts presented above is presented in the Consolidated Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

GuidePath® Growth and Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Options Written
Interactive Brokers	$13,160	$—	$13,160	$(13,160)	$—	$—

	$13,160	$—	$13,160	$(13,160)	$—	$—

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m) Securities Purchased or Sold on a Forward-Commitment Basis The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

(o)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

(p)	Restricted and Illiquid Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of it’s net assets in illiquid investments that are assets. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity guidelines.

(q)	Auction Rate Securities

The Core Fixed Income Fund and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

Effective April 1, 2021, for the services performed as Trustees of the consolidated Board of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $90,000 per year, $5,000 for each quarterly meeting and annual agreement renewal review meeting, whether held in- person or telephonically, $5,000 for each special meeting attended in person and $2,500 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of March 31, 2022.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%
Conservative Income Fund	0.35%
Income Fund	0.45%
Growth and Income Fund	0.45%

AssetMark also provides certain administrative services to the shares of the Conservative Income Fund, Income Fund and Growth and Income Fund, and to the Service Shares of the remaining Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the applicable class of shares of each Fund. Investors holding shares of the Funds outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $6 billion and an additional 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2023, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class	Single Class
Large Cap Core Fund	0.99%	0.64%	—
Emerging Markets Fund	1.40%	1.05%	—
Small/Mid Cap Core Fund	1.20%	0.85%	—
World ex-US Fund	1.14%	0.79%	—
Core Fixed Income Fund	0.94%	0.59%	—
Growth Allocation Fund	0.75%	0.40%	—
Conservative Allocation Fund	0.45%	0.10%	—
Tactical Allocation Fund	0.85%	0.50%	—
Absolute Return Allocation Fund	0.55%	0.20%	—
Multi-Asset Income Allocation Fund	0.85%	0.50%	—
Flexible Income Allocation Fund	0.50%	0.15%	—
Managed Futures Strategy Fund	1.65%	1.30%	—
Conservative Income Fund	—	—	0.64%
Income Fund	—	—	0.79%
Growth and Income Fund	—	—	0.79%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of March 31, 2022, Large Cap Core Fund, Emerging Markets Fund Service Class Shares, Small/Mid Cap Core Fund, Growth Allocation Fund, Tactical Allocation Fund, Multi-Asset Income Allocation Fund and Managed Futures Strategy Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2023	Year of Expiration 03/31/2024	Year of Expiration 03/31/2025
Emerging Markets Fund	$9	$—	$—
World ex-US Fund	3	21	155,025
Core Fixed Income Fund	130,565	123,677	89,424
Conservative Allocation Fund	778,668	725,482	812,082
Absolute Return Allocation Fund	847,340	590,940	312,450
Flexible Income Allocation Fund	205,738	289,266	212,963
Conservative Income Fund	70,018	38,716	53,047
Income Fund	73,857	27,465	3,614
Growth and Income Fund	124,031	81,402	43,413

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

5.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services.

The Funds have established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was renewed August 1, 2021 and will mature, unless renewed, on July 26, 2022. Borrowing under the LoC is limited to the lesser of 20% of the gross market value of a Fund, 20% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 3.50% at March 31, 2022. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the year April 1, 2021 to March 31, 2022, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Large Cap Core Fund	$14,959	3.25%	$1,365,000
Emerging Markets Fund	128,249	3.26%	3,791,000
World ex-US Fund	9,458	3.25%	1,005,000
Conservative Allocation Fund	19,959	3.25%	2,376,000
Absolute Return Allocation Fund	50,915	3.25%	7,646,000
Multi-Asset Income Allocation Fund	12,592	3.25%	925,000
Growth and Income Fund	885	3.25%	128,000

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with the Custodian. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the year ended March 31, 2022, the Funds had loaned securities that were collateralized by cash. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. The Funds also receive compensation in the form of fees which depend on a number of factors including the type of security and length of the loan. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral
Large Cap Core Fund	$87,777,113
Emerging Markets Fund	2,979,960
Small/Mid Cap Core Fund	35,945,458
World ex-US Fund	3,282,681
Core Fixed Income Fund	5,974,423
Growth Allocation Fund	251,826,162
Conservative Allocation Fund	95,803,808
Tactical Allocation Fund	54,517,727
Absolute Return Allocation Fund	31,385,267
Multi-Asset Income Allocation Fund	29,757,111
Flexible Income Allocation Fund	48,615,940
Managed Futures Strategy Fund	—
Conservative Income Fund	—
Income Fund	—
Growth & Income Fund	10,674,385

Amounts related to agreements not included in offsetting disclosure in Note 3 (Offsetting Assets and Liabilities).	$658,540,035

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2022 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$193,578,543	$171,115,881
Emerging Markets Fund	43,143,883	58,631,228
Small/Mid Cap Core Fund	51,777,863	38,299,172
World ex-US Fund	46,925,227	57,974,151
Core Fixed Income Fund*	653,509,540	614,422,232
Growth Allocation Fund	232,138,348	196,717,910
Conservative Allocation Fund	186,669,174	139,316,029
Tactical Allocation Fund	1,803,868,808	1,918,328,122

	Purchases	Sales
Absolute Return Allocation Fund	$96,486,107	$60,810,886
Multi-Asset Income Allocation Fund	29,468,123	50,805,683
Flexible Income Allocation Fund	672,453,579	606,421,606
Managed Futures Strategy Fund	—	—
Conservative Income Fund	11,240,561	14,792,252
Income Fund	105,765,774	95,874,459
Growth and Income Fund**	148,205,948	135,748,692

*	Included in these amounts were $582,190,676 of purchases and $568,476,849 of sales of U.S. Government Securities.
**	Included in these amounts were $0 of purchases and $4,000,000 of sales of U.S. Government Securities.

8.	Transactions with Affiliates

The GuidePath® Flexible Income Allocation Fund owned 5% or more of the voting securities of the following company during the year ended March 31, 2022. As a result, this company is deemed to be an affiliated company. The below table represents fair value:

Issuer	Value as of April 1, 2021	Purchases	Sales	Realized Gain (Loss)
WisdomTree Bloomberg U.S. Dollar Bullish Fund	$—	$16,690,556	$5,236,977	$170,451

	$—	$16,690,556	$5,236,977	$170,451

Issuer	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Fair Value as of March 31, 2022	Share Balance as of March 31, 2022
WisdomTree Bloomberg U.S. Dollar Bullish Fund	$(93,857)	$—	$11,530,173	435,594

	$(93,857)	$—	$11,530,173	435,594

9.	Covid-19 Pandemic

The global outbreak of COVID-19, first detected in China in December 2019, has disrupted economic markets and the long-term economic impact is uncertain. The operational and financial performance of the issuers of securities in which a Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

10.	LIBOR Discontinuation

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. On March 5, 2021, the Financial Conduct Authority officially announced the cessation and nonrepresentation dates on 35 LIBOR benchmarks across various tenors and currencies. Certain widely used US dollar (USD) LIBOR rate settings (overnight, 1-, 3-, 6-, and 12-month) will continue to be published in representative forms until June 30, 2023. The ultimate impact of a transition away from LIBOR on the Funds or the instruments in which the Funds invests cannot yet be determined.

11.	Ukraine/Russia War

On February 24, 2022, Russia commenced a military attack on Ukraine. This has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. In response to these events, the Russian government has imposed capital controls to restrict movements of capital entering and exiting the country. The conflict and related events may result in price volatility and liquidity constraints. Future market disruptions as a result of the war cannot be predicted, but could be significant and may include adverse effects on global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Funds cannot currently be predicted.

12.	SEC Rule 18f-4

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives the Funds can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how the Funds use derivatives, adversely affect the Funds’ performance and/or increase costs related to the Funds’ use of derivatives.

13.	SEC Rule 2a-5

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

14.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to CFC income reversal, partnerships and equalization. On the Statements of Assets and Liabilities, the following adjustments were made:

	Total Distrubutable Earnings (Loss)	Capital Stock
Large Cap Core Fund	$(2,265,532)	$2,265,532
Emerging Markets Fund	(1,554,428)	1,554,428
Small/Mid Cap Core Fund	(1,216,000)	1,216,000
World ex-US Fund	(302,612)	302,612
Core Fixed Income Fund	1	(1)
Growth Allocation Fund	(5,298,616)	5,298,616
Conservative Allocation Fund	(1,559,297)	1,559,297
Tactical Allocation Fund	(6,146,034)	6,146,034
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	(547,924)	547,924
Managed Futures Strategy Fund	(13,054,569)	13,054,569
Conservative Income Fund	6,986	(6,986)
Income Fund	—	—
Growth and Income Fund	78,295	(78,295)

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Losses are carried forward indefinitely and any corresponding loss character is retained. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses
	Short Term	Long Term	Utilized
Large Cap Core Fund	$—	$—	$(1,584,575)
Emerging Markets Fund	—	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	—	—	(5,299,983)
Core Fixed Income Fund	—	—	—
Growth Allocation Fund	—	—	—
Conservative Allocation Fund	—	—	—
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	—	1,353,616	(1,631,954)
Multi-Asset Income Allocation Fund	—	5,200,922	(4,520,738)
Flexible Income Allocation Fund	—	—	(529,452)
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	133,132	10,190	—
Income Fund	1,581,781	—	—
Growth and Income Fund	—	—	—

Additionally, at March 31, 2022, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$111,429
Emerging Markets Fund	—	355,705
Small/Mid Cap Core Fund	174,013	740,379
World ex-US Fund	—	—
Core Fixed Income Fund	—	1,108,729
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	—	3,353,310
Managed Futures Strategy Fund	—	—
Conservative Income Fund	3,165	—
Income Fund	—	—
Growth and Income Fund	67,920	916,361

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2022 and March 31, 2021 are as follows:

	Year Ended March 31, 2022
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$4,380,405	$17,492,713	$—
Emerging Markets Fund	2,454,324	5,150,349	—
Small/Mid Cap Core Fund	1,322,987	10,865,602	—
World ex-US Fund	1,530,013	—	—
Core Fixed Income Fund	2,772,722	1,924,511	—
Growth Allocation Fund	15,113,758	16,949,619	—
Conservative Allocation Fund	11,536,921	6,206,078	—
Tactical Allocation Fund	39,531,728	9,786,060	—
Absolute Return Allocation Fund	4,479,391	—	—
Multi-Asset Income Allocation Fund	3,347,756	—	—
Flexible Income Allocation Fund	8,322,123	—	—
Managed Futures Strategy Fund	14,193,380	5,162,678	—
Conservative Income Fund	69,357	—	6,986
Income Fund	918,444	—	—
Growth and Income Fund	6,681,000	8,349,427	78,293

	Year Ended March 31, 2021
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Large Cap Core Fund	$2,201,345	$—
Emerging Markets Fund	177,627	—
Small/Mid Cap Core Fund	110,758	1,642,553
World ex-US Fund	2,716,002	—
Core Fixed Income Fund	4,964,515	636,513
Growth Allocation Fund	4,754,892	13,935,648
Conservative Allocation Fund	7,633,082	1,474,838
Tactical Allocation Fund	2,082,296	18,172,038
Absolute Return Allocation Fund	5,196,739	—
Multi-Asset Income Allocation Fund	3,193,649	—
Flexible Income Allocation Fund	4,975,241	—
Managed Futures Strategy Fund	—	6,730,017
Conservative Income Fund	33,188	—
Income Fund	628,224	—
Growth and Income Fund	795,837	—

At March 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund
Cost of Portfolio*	$483,488,173	$59,638,941	$108,694,135	$96,135,002	$261,602,958

Gross Unrealized Appreciation	$309,218,459	$22,820,985	$39,907,800	$37,164,771	$1,361,450
Gross Unrealized Depreciation	(13,691,251)	(8,192,515)	(5,786,515)	(6,020,911)	(11,157,925)

Net Unrealized Appreciation/(Depreciation)	295,527,208	14,628,470	34,121,285	31,143,860	(9,796,475)

Undistributed Ordinary Income	—	—	—	2,185,741	488,021
Undistributed Long-Term Cap Gains	11,380,540	4,786,410	783,736	753,285	—
Other Accumulated Gains/(Losses)	(111,645)	(355,705)	(914,421)	—	(1,108,729)

Total Distributable Earnings/(Loss)	306,796,103	19,059,175	33,990,600	34,082,886	(10,417,183)

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
Cost of Portfolio*	$1,026,512,042	$557,607,670	$555,369,963	$271,071,560	$127,282,927

Gross Unrealized Appreciation	$376,431,974	$66,047,672	$29,130,266	$4,994,240	$18,749,721
Gross Unrealized Depreciation	(25,848,357)	(18,707,528)	(12,927,846)	(9,005,584)	(4,381,519)

Net Unrealized Appreciation/(Depreciation)	350,583,617	47,340,144	16,202,420	(4,011,344)	14,368,202

Undistributed Ordinary Income	662,293	1,599,360	13,931,946	1,043,414	498,527
Undistributed Long-Term Cap Gains	33,002,646	1,410,637	8,621,703	—	—
Other Accumulated Gains/(Losses)	(9,659)	(9,659)	(9,659)	(1,363,275)	(5,200,922)

Total Distributable Earnings/(Loss)	384,238,897	50,340,482	38,746,410	(4,331,205)	9,665,807

	Flexible Income Allocation Fund	Managed Futures Strategy Fund	Conservative Income Fund	Income Fund	Growth and Income Fund
Cost of Portfolio*	$409,246,214	$242,000,490	$11,021,918	$47,396,113	$121,215,978

Gross Unrealized Appreciation	$335,666	$3,304,628	$25,002	$—	$8,714,381
Gross Unrealized Depreciation	(12,008,084)	(1,259,456)	(103,918)	(2,799,400)	(2,597,700)

Net Unrealized Appreciation/(Depreciation)	(11,672,418)	2,045,172	(78,916)	(2,799,400)	6,116,681

Undistributed Ordinary Income	—	18,236,864	—	7,773	—
Undistributed Long-Term Cap Gains	2,197,965	702,935	—	—	—
Other Accumulated Gains/(Losses)	(3,353,310)	3,157,388	(146,487)	(1,581,781)	(984,281)

Total Distributable Earnings/(Loss)	(12,827,763)	24,142,359	(225,403)	(4,373,408)	5,132,400

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

*	Portfolio includes investments and derivative contracts

GuideMark® Funds & GuidePath® Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, open swap contracts and options written (including the consolidated statement of assets and liabilities and consolidated schedules of investments, open futures contracts and open forward currency contracts of GuidePath® Managed Futures Strategy Fund), of GPS Funds I and GPS Funds II comprising the funds listed below (the “Funds”) as of March 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

GuideMark® Large Cap  Core Fund,

GuideMark® Emerging Markets Fund,

GuideMark® Small/Mid Cap Core Fund,

GuideMark® World ex-US Fund,

GuideMark® Core Fixed Income Fund,

GuidePath® Growth Allocation Fund,

GuidePath® Conservative Allocation Fund,

GuidePath® Tactical Allocation Fund,

GuidePath® Absolute Return Allocation Fund,

GuidePath® Multi-Asset Income Allocation Fund,

GuidePath® Flexible Income Allocation Fund

	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, 2020, 2019, and 2018

GuidePath® Managed Futures Strategy Fund	Consolidated for the year ended March 31, 2022	Consolidated for the years March 31, 2022 and 2021	Consolidated for the years ended March 31, 2022, 2021, 2020, 2019 and 2018

GuidePath® Conservative Income Fund, GuidePath® Income Fund, GuidePath® Growth and Income Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021 and 2020 and for the period from April 30, 2018 (commencement of operations) through March 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 27, 2022

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2022

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year ended March 31, 2022 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	0.95%	77.71%
Small/Mid Cap Core Fund	95.88%	99.21%
World ex-US Fund	0.00%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	27.72%	77.31%
Conservative Allocation Fund	12.26%	35.42%
Tactical Allocation Fund	9.60%	10.85%
Absolute Return Allocation Fund	0.03%	0.27%
Multi-Asset Income Allocation Fund	31.27%	58.15%
Flexible Income Allocation Fund	1.19%	3.08%
Managed Futures Strategy Fund	0.00%	0.00%
Conservative Income Fund	0.00%	0.00%
Income Fund	8.94%	9.03%
Growth and Income Fund	0.55%	2.03%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for each Fund were as follows (unaudited).

% of dividends as short-term capital gain
Large Cap Core Fund	20.74%
Emerging Markets Fund	64.67%
Small/Mid Cap Core Fund	86.22%
World ex-US Fund	0.00%
Core Fixed Income Fund	9.52%
Growth Allocation Fund	0.00%
Conservative Allocation Fund	0.00%
Tactical Allocation Fund	0.00%
Absolute Return Allocation Fund	0.00%
Multi-Asset Income Allocation Fund	0.00%
Flexible Income Allocation Fund	0.00%
Managed Futures Strategy Fund	0.00%
Conservative Income Fund	0.00%
Income Fund	0.00%
Growth and Income Fund	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Fund	$305,998	$0.0579	96.16%
World ex-US Fund	305,942	0.0252	96.75%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2022

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016);

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	16	Trustee, Savos Investments Trust (2015-present);

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-2019); Director, Owens Realty Mortgage Inc. (2013-2019); Director, Cambria ETF Series Trust (2013-present); Director, Wells Fargo GAI Hedge Funds (2008-2019); Director, First Guarantee Mortgage Corporation (2021-present).
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2008-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage®, LLC (2013-present).	16	Trustee, Savos Investments Trust (2008-present); Director and Chairperson, AssetMark Trust Co. (2008-present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Booster Club (2017-2019); Director, Rheumatology Research Foundation (2021-present);

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2022

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II: Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

At a meeting held on December 16, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) conducted its annual review and consideration of the renewal of the investment advisory agreements between AssetMark, Inc. (“AssetMark”) and each Trust on behalf of its respective series (each, a “Fund” and collectively, the “Funds”) and the renewal of the investment advisory agreement between AssetMark and the wholly-owned Cayman Islands subsidiary of the GuidePath® Managed Futures Strategy Fund, GuidePath® Managed Futures Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) (each such agreement, an “Advisory Agreement,” and collectively, the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Goldman Sachs Asset Management, L.P. (“GSAM”) and AssetMark, on behalf of GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund; (ii) Wellington Management Company LLP (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; and (iii) AlphaSimplex Group, LLC (“ASG”) and AssetMark, on behalf of the GuidePath® Managed Futures Strategy Fund and the Cayman Subsidiary (each, a “Sub-Advisory Agreement, and collectively, the “Sub-Advisory Agreements”).

Hereinafter, GSAM, Wellington, and ASG are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated on an ongoing basis, and are subject to replacement, at all times.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2022

The Board – including a majority of the Trustees who are not “interested persons” of the Funds or AssetMark as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. In connection with their consideration of the renewal of the Advisory Agreements, the Trustees considered several factors they deemed relevant to the process, including: the nature, quality and extent of the services provided to each Fund by the Advisor; the costs of providing services to each Fund; the anticipated profitability to be realized by the Advisor; any potential “fall-out” or ancillary benefits to the Advisor or its affiliates; the potential effects of asset growth and related economies of scale on each fund’s expenses; and the fees charged by investment advisers of other comparable funds, among other considerations. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from counsel to the Trusts and separately from independent legal counsel to the Independent Trustees (“Independent Counsel”). Prior to approving the Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel without representatives of the Advisor or its affiliates. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Investment Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information available to the Trustees and not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials supplied by counsel and AssetMark for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds included, among other information: (1) a copy of each Advisory Agreement; (2) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund; (3) information describing the nature, quality and extent of the services that AssetMark provides to the Funds, and the fees AssetMark charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds; (4) information regarding AssetMark’s business and operations, investment team, compliance program and internal procedures; (5) information describing each Fund’s expense ratio compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (6) information regarding the financial condition of AssetMark; (7) information regarding AssetMark’s profitability overall and with respect to each Fund, including profitability trends over time; (8) reports on AssetMark’s evaluation of the Sub-Advisors, including reports relating to the monitoring of each Sub-Advisor’s trading and brokerage practices; (9) reports relating to the distribution arrangements, sales and redemptions of Fund shares and related shareholder services; (10) reports relating to the monitoring of the other service providers; and (11) other information relevant to an evaluation of the nature, extent and quality of the services, including materials and information provided by AssetMark in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees met with representatives of AssetMark. The Trustees also considered their discussions with and presentations from representatives of AssetMark throughout the course of the Meeting. In addition, the Trustees considered communications, discussions held and information furnished to the Board and its Committees throughout the year and in between regularly scheduled meetings on particular matters as the need arose. Information provided to the Board and its Committees at their meetings throughout the year included, among other things, reports on Fund performance, compliance and risk management matters, sales activity, revenue and profitability of AssetMark, and the Funds’ distribution structure and shareholder and administrative servicing arrangements and related compensation.

The Trustees received assistance and advice regarding legal and industry standards from counsel to the Trusts. The Independent Trustees also received separate assistance and advice from Independent Counsel throughout the review process, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the continuation of the Advisory Agreements. The Independent Trustees also discussed the Advisory Agreements prior to the Meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors that they deemed relevant in making the decision to approve the renewal of each Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that AssetMark provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, AssetMark maintains a primary focus on the selection, evaluation and oversight of the Sub-Advisors and considered each Advisory Agreement in this context. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by AssetMark that were not delegated to or assumed by the Sub-Advisors. The Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board, which included meetings with the Trusts’ Chief Compliance Officer (“CCO”) at which the Trustees are provided with details regarding AssetMark’s compliance functions.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2022

The Trustees considered AssetMark’s investment team and its capabilities, including with respect to the responsibilities that AssetMark has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. With respect to the Sub-Advised Funds, the Trustees considered the responsibilities that AssetMark has under certain Funds’ manager-of-managers structure, including: selecting and overseeing of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies. The Board noted AssetMark’s periodic due diligence reviews of the Sub-Advisors and ongoing oversight of the Sub-Advisors’ investment approach and results.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the Funds; and (d) AssetMark’s oversight of fund operations and supervision of the Funds’ third-party service providers.

The Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s administrative and compliance-related services in connection with AssetMark’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by AssetMark, which will continue to be provided to each Fund.

Investment Performance

The Trustees considered the overall investment performance of the Funds over various periods, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated in a manner consistent with their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party provider of investment company data. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of AssetMark in selecting the underlying funds for the Fund.

The Trustees considered that, as applicable, AssetMark continued to be proactive in seeking to replace and/or add Sub-Advisors or underlying funds, to reallocate assets among Sub-Advisors or underlying funds and to enhance or implement new investment strategies, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors, as applicable.

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by AssetMark to reduce overall Fund expenses, including attempts to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with other mutual funds. In this regard, while the Board recognized that comparisons between a Fund and its peer group may be imprecise given the Funds’ special distribution structure, among other differences, the comparative information assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses.

After comparing each Fund’s fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable. In addition, the Trustees, including all of the Independent Trustees,

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2022

determined that the fees to be charged by AssetMark pursuant to the Advisory Agreements are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by AssetMark, including information relating to the financial stability of AssetMark and its historical and anticipated profitability with respect to its management of the Funds, both overall and for each Fund. The Trustees discussed the methods used by AssetMark to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the profitability of AssetMark with respect to each Fund under this methodology.

In evaluating AssetMark’s profitability, the Trustees noted that the Funds are distributed in connection with AssetMark providing a package of administrative and other services as the sponsor of AssetMark’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered AssetMark’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

The Trustees considered ancillary benefits received by AssetMark as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs as well as compensation received by AssetMark Trust Company for its service as an intermediary. The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreements under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability with respect to each Fund is reasonable. Additionally, the Board concluded that it was satisfied with the extent to which economies of scale being realized by AssetMark, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of implementing new or amended breakpoints or other changes in the fee structure for any Fund as part of its future review of the Advisory Agreements.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the renewal of each Advisory Agreement with, and the fee to be paid to, AssetMark for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Sub-Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials supplied by counsel, AssetMark and each Sub-Advisor for purposes of their review. The materials provided to the Board included, among other information: (1) a copy of each Sub-Advisory Agreement; (2) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (3) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable Sub-Advisor client accounts, to the extent applicable; (4) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (5) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Sub-Advised Fund; (6) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Sub-Advised Fund’s portfolio; (7) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (8) information regarding the financial condition of each Sub-Advisor or its parent company; and (9) other information relevant to an evaluation of the nature, extent and quality of the services, including information provided by each Sub-Advisor provided in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees also considered the recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Sub-Advised Funds.

In connection with their consideration of the Sub-Advisory Agreements, the Trustees considered several factors that they deemed relevant to this process, including: (1) the nature, quality and extent of the services to be provided to each Sub-Advised Fund by the respective Sub-Advisor; (2) the quantitative performance of each Sub-Advisor; (3) AssetMark’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent and quality of the services provided by each Sub-Advisor; (4) information that might suggest the potential for realizing economies of scale that could potentially be shared with Fund shareholders; and (5) any potential “fall-out” or ancillary benefits to a Sub-Advisor or its affiliates. Prior to approving the continuation of the Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel. The Independent Trustees were assisted by Independent Counsel throughout the review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2022

evaluation of all of the information provided to the Board throughout the year and specifically with respect to the renewal and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Sub-Advisory Agreement. A more detailed summary of the important, but not necessarily all, of the factors the Independent Trustees considered with respect to their approval of the continuation of the Sub-Advisory Agreements is provided below.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Sub-Advised Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered information regarding each Sub-Advisor’s performance, as reviewed with AssetMark and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to the respective Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating competitive fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received and not the Funds. The Trustees also considered individual reports and data prepared with regard to each Sub-Advised Fund, including comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to or lower than the fees charged by each Sub-Advisor to other comparable funds and accounts. The Board considered the explanations provided by the Sub-Advisors about any differences between the Sub-Advisors’ services to the Sub-Advised Funds and the services the Sub-Advisors provide to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burns and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

The Trustees considered each Sub-Advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis and reports regarding any relationships between the Sub-Advisors and AssetMark.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the renewal of the Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

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ADDITIONAL INFORMATION (Continued)

March 31, 2022

7.	Statement Regarding the Trusts’ Liquidity Risk Management Program (Unaudited)

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of GPS Funds I and GPS Funds II Trust (each, a “Trust” and collectively, the “Trusts”), including each of their respective series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Board of Trustees of each Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, previously approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of AssetMark, Inc. (“AssetMark”), the investment adviser to each Fund, as the Program Administrator for the Program. AssetMark administers day-to-day implementation of the Program through a Liquidity Risk Management Committee (the “Committee”), as set forth in the Program.

At the meeting of the Board held on March 3, 2022, AssetMark, as Program Administrator, provided the Board with the annual report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report included an overview of the operation of the Program from January 1, 2021 through December 31, 2021 (the “Review Period”), including liquidity events relevant to the Funds, if any, during the Review Period and conclusions with respect to the adequacy of the policies and procedures of the Program and its effectiveness of implementation.

I. Key Conclusions of the Report

The Report concluded that (i) the Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; (ii) each Fund’s investment strategy is appropriate for an open-end fund; (iii) each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund during the Review Period; and (iv) the Program was implemented and operated effectively to assess and manage each Fund’s liquidity risk during the Review Period, including during periods of market volatility and net redemptions, as applicable.

There were no material liquidity matters impacting the Funds identified in the Report. In addition, the Report noted that there were no material changes to the Program during the Review Period and no material changes recommended for the coming period pursuant to the Review.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with the Funds’ sub-advisers, as applicable, and portfolio management teams, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in quarterly Board reporting.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

In addition, in connection with the review of the Funds’ liquidity risks and the operation of the Program and the adequacy and effectiveness of its implementation, the Program Administrator also reviewed:

•	Reasonably Anticipated Trade Size and Significant Value Impact metrics for each Fund

•	Process for identifying and monitoring illiquid investments

•	Responsibilities and operations of the Committee

•	Effectiveness of third-party liquidity classification vendor, including coverage and methodology

In light of the assessment and review as discussed above, the Program Administrator did not recommend any changes in the management of the Funds’ liquidity risk.

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ADDITIONAL INFORMATION (Continued)

March 31, 2022

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule. Upon the Committee’s review and approval, the classifications were recorded for reporting in each Fund’s Form N-PORT filings during the Review Period. The Report reviewed the classification methodology as provided in the Program and noted the liquidity classifications process operated effectively during the Review Period.

C. HLIM

Each Fund qualified as a Primarily Highly Liquid Fund (“PHLF”) under the Program during the Review Period and accordingly, none of the Funds maintained or were required to establish an HLIM during the Review Period. There were no changes recommended in the Report with respect to the status of any Fund as a PHLF pursuant to the review.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). All Funds were monitored daily for compliance with the 15% Limit during the Review Period. During the Review Period, the Funds operated in accordance with the relevant provisions of the Program addressing the 15% Limit, including with respect to temporary investment illiquidity as a result of extended market closures. The Report also addressed significant liquidity matters which occurred or were reported during the Review Period applicable to the Funds, if any, and actions to address such matters as applicable.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Core Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

GuidePath® Conservative Income Fund

GuidePath® Income Fund

GuidePath® Growth and Income Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water St.

Suite 830

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark Brokerage®, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Annual Report

March 31, 2022

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2022, the registrant’s principal accountant billed the registrant $138,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2021, the registrant’s principal accountant billed the registrant $133,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2022, the registrant’s principal accountant billed the registrant $44,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2021, the registrant’s principal accountant billed the registrant $47,500 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e) (1)

The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e) (2)

There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds II

By (Signature and Title)*	/s/ Carrie E. Hansen
Carrie E. Hansen, President/Principal Executive Officer

Date 5/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carrie E. Hansen
Carrie E. Hansen, President/Principal Executive Officer

Date 5/31/2022

By (Signature and Title)*	/s/ Patrick R Young
Patrick R. Young, Vice President/Treasurer

Date 5/31/2022

*	Print the name and title of each signing officer under his or her signature.